UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Semi-Annual Report

PartnerSelect Equity Fund

PartnerSelect International Fund

PartnerSelect Oldfield International Value Fund

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Alternative Strategies Fund

PartnerSelect High Income Alternatives Fund

June 30, 2021

PartnerSelect Concept

Investment Philosophy: Alternative Strategies and High Income Alternatives Fund

The Alternative Strategies Fund and the High Income Alternatives Fund were created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The managers in these funds were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, these funds don’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, and the ability to be more opportunistic.

The PartnerSelect Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well-diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

The PartnerSelect High Income Alternatives Fund Concept

The High Income Alternatives Fund is a multi-managed fund created to include multiple types of income-producing investments that could improve returns and diversify risks while playing an important strategic role in navigating interest rate and credit cycles.

We partnered with skilled, experienced managers running differentiated strategies. Each offers access to alternative sources of income that clients may otherwise not own, or to which they may be under-allocated. We seek to generate a high level of income with an eye toward capital preservation—meaning that we don’t want to chase high income without consideration for valuations and risk.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

•	Each stock picker of the multi-managed funds runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the PartnerSelect concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the PartnerSelect Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each PartnerSelect Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the PartnerSelect concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their PartnerSelect Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the PartnerSelect managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes either a single-manager or a multi-manager structure; the former allowing each fund an individual, highly disciplined investment process, and the latter making it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all PartnerSelect Funds, and a low minimum, no-load Investor share class for the Alternative Strategies fund.

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to PartnerSelect Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from PartnerSelect Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each PartnerSelect Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Effective July 31, 2020 the name of the Litman Gregory Masters Funds was changed to PartnerSelect Funds.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. PartnerSelect Alternative Strategies Fund was rated against the following numbers of Multistrategy funds over the following time periods as of 6/30/2021: 128 funds in the last three years, and 101 funds in the last five years. With respect to these Multistrategy funds, PartnerSelect Alternative Strategies (MASFX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics. The Investor share class received a rating of 3 stars and 4 stars for the three- and five-year periods, respectively.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The PartnerSelect International Fund uses the iShares MSCI AWCI ex U.S. ETF for weightings comparisons because of its readily available information. We believe this particular ETF is the most relevant to our fund and is widely recognized by investors. The iShares MSCI ACWI ex U.S. ETF seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities Its expenses are 0.34% gross and 0.32% net. It may invest up to an aggregate amount of 15% of its assets in illiquid investments. An investment in the ETF is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates. As with any investment, you could lose all or part of your investment in the ETF and the ETF’s performance could trail that of other investments. The ETF intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Fund Summary	3

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussion for the Alternative Strategies Fund is specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Fund’s Sharpe ratio ranked 1 out of 47 in its Peer Group, US OE Mulitstrategy Morningstar Category from 10/1/2011 to 6/30/2021. Past performance is no guarantee of future results.

See pages 10, 16, 25, and 33 for each fund’s top contributors. See pages 11, 19, 29, and 34 for each fund’s portfolio composition. See pages 46 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 93 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the PartnerSelect Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 162 for index definitions. You cannot invest directly in an index.

Please see page 164 for industry definitions.

4	Litman Gregory Funds Trust

PartnerSelect Funds’ Performance

		Average Annual Total Returns
Institutional Class Performance as of 6/30/2021	3-Month	1-Year	3-Year	5-Year	10-Year	Since Inception
PartnerSelect Equity Fund (12/31/96)	7.32%	50.68%	15.95%	16.50%	12.42%	9.27%
Russell 3000 Index	8.24%	44.16%	18.73%	17.89%	14.70%	9.62%
Morningstar Large Blend Category Average	7.53%	39.77%	16.05%	15.59%	12.49%	7.99%
Gross Expense Ratio: 1.35% Net Expense Ratio as of 4/30/2021*: 1.23%

PartnerSelect International Fund (12/1/97)	2.93%	47.89%	6.19%	9.14%	4.13%	7.21%
MSCI ACWI ex-U.S. Index	5.48%	35.72%	9.38%	11.08%	5.45%	5.87%
MSCI EAFE Index	5.17%	32.35%	8.27%	10.28%	5.89%	5.41%
Morningstar Foreign Large Blend Category Average	5.12%	33.53%	8.35%	9.94%	5.43%	4.70%
Gross Expense Ratio: 1.39% Net Expense Ratio as of 4/30/2021*: 1.15%

PartnerSelect Alternative Strategies Fund (9/30/2011)	1.63%	13.44%	5.65%	5.07%	n/a	5.10%
3-Month LIBOR	0.04%	0.21%	1.47%	1.45%	n/a	0.92%
Bloomberg Barclays Aggregate Bond Index	1.83%	-0.33%	5.34%	3.03%	n/a	3.09%
Morningstar Multistrategy Category Average	2.68%	12.48%	3.69%	3.30%	n/a	3.32%
HFRX Global Hedge Fund Index	2.41%	12.01%	4.22%	4.22%	n/a	2.60%
Russell 1000 Index	8.54%	43.07%	19.16%	17.99%	n/a	17.20%
Gross Expense Ratio as of 4/30/2021: 1.75%

Net Expense Ratio as of 4/30/2021: 1.47%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2022. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/30/2021: 1.33%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from
	investments on short sales, and acquired fund fees and expenses.

PartnerSelect High Income Alternatives Fund (9/28/2018)	2.18%	16.07%	n/a	n/a	n/a	5.46%
Bloomberg Barclays Aggregate Bond Index	1.83%	-0.33%	n/a	n/a	n/a	5.83%
ICE BofAML U.S. High Yield TR USD Index	2.77%	15.62%	n/a	n/a	n/a	6.89%
HFRX Fixed Income—Credit Index	1.62%	11.29%	n/a	n/a	n/a	5.71%
Morningstar Non-Traditional Bond Category Average	1.37%	7.87%	n/a	n/a	n/a	3.53%
Gross Expense Ratio as of 4/30/2021: 1.73%

Net Expense Ratio as of 4/30/2021: 1.01%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2022. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/30/2021: 0.98%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from
	investments on short sales, and acquired fund fees and expenses.

PartnerSelect SBH Focused Small Value Fund (7/31/2020)	-1.00%	n/a	n/a	n/a	n/a	47.90%
Russell 2000 Value Index	4.56%	n/a	n/a	n/a	n/a	69.78%
Morningstar Small Value Category Average	4.50%	n/a	n/a	n/a	n/a	66.95%
Gross Expense Ratio: 2.11% Net Expense Ratio as of 4/30/2021*: 1.15%

PartnerSelect Oldfield International Value Fund (11/30/2020)	4.94%	n/a	n/a	n/a	n/a	23.30%
MSCI EAFE Value Index	3.01%	n/a	n/a	n/a	n/a	15.58%
MSCI EAFE Index	5.17%	n/a	n/a	n/a	n/a	13.89%
Morningstar Foreign Large Value Category Average	4.16%	n/a	n/a	n/a	n/a	17.37%
Gross Expense Ratio: 2.89% Net Expense Ratio as of 4/30/2021*: 0.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. Returns less than one year are not annualized. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.partnerselectfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares.

* Gross and net expense ratios per the Prospectus dated 4/30/2021. There are contractual fee waivers in effect through 4/30/2022. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

The global economic recovery gained momentum in the second quarter of 2021 as COVID-19 vaccinations continued to spread across the globe, albeit unevenly distributed. Monetary and fiscal policy remained accomodative, providing further liquidity to the financial markets, and corporate earnings were very robust as consumers emerged from lockdown. Given this supportive fundamental backdrop, global stock markets continued to march higher, producing strong gains for the first half of the year.

The S&P 500 Index led the charge, gaining 8.55% in the second quarter and 15.25% for the year to date. Developed international stocks (MSCI EAFE Index) rose 5.17% in Q2 and 8.83% year to date. Emerging-market stocks (MSCI Emerging Markets Index) gained 5.05% in Q2 and 7.48% year to date.

Within the U.S. stock market, the so-called reflation rotation from growth to value stocks that started late last year reversed in the second quarter, with the Russell 1000 Growth Index gaining 11.93% against a 5.21% gain for the Russell 1000 Value Index. However, value stocks remain about 400 basis points ahead of growth stocks for the year.

Among smaller company stocks, the Russell 2000 Index is up 17.54% for the year, but “only” gained 4.29% in the second quarter. Small-cap value stocks remain the top-performing segment of the U.S. market this year, up 26.69%.

Turning to the fixed-income markets, the second quarter registered gains across most segments. Inflation concerns were top of mind for investors. The Federal Reserve acknowledged recent inflation numbers were higher than expected, but they believe this is temporary (due to pandemic-related dislocations) and core inflation will subside to around 2% by 2022. The Fed reiterated that any rate hikes are still a long way off. Against this backdrop, the 10-year Treasury yield, which started the year just below 1%, rose to 1.74% at the end of the first quarter, but then fell back to 1.44% by the end of Q2.

With interest rates declining, the Bloomberg Barclays U.S. Aggregate Bond Index gained 1.83% in the second quarter. However, this core bond index is still down 1.60% on the year after the sharp rise in Treasury yields in the first quarter. High-yield bonds (ICE BofA Merrill Lynch U.S. High Yield Cash Pay Index) gained 2.77% in Q2 and are up 3.70% year to date.

The PartnerSelect Funds posted solid absolute and relative returns for the first half of 2021.

•	PartnerSelect Equity Fund gained 16.60%, beating the 15.11% return for the Russell 3000 Index and the 15.25% return for the S&P 500 Index.

•	PartnerSelect International Fund gained 8.66% compared to 9.16% for the MSCI ACWI ex USA Index and 8.83% for the MSCI EAFE Index.

•	PartnerSelect Alternative Strategies Fund gained 4.12% compared to 0.09% for 3-Month LIBOR and 5.53% for the Morningstar Multistrategy category.

•

PartnerSelect High Income Alternatives Fund gained 4.34% compared to a loss of 1.60% for the Bloomberg Barclays U.S. Aggregate Bond Index and a 3.70% gain for the ICE BofA Merrill Lynch U.S. High Yield Cash Pay Index.

•	PartnerSelect SBH Focused Small Value Fund gained 16.37% compared to 26.69% for the Russell 2000 Value Index and 17.54% for the Russell 2000 Index.

•	PartnerSelect Oldfield International Value Fund gained 16.32% versus 10.68% for the MSCI EAFE Value Index and 8.83% for the MSCI EAFE Index.

We strongly encourage shareholders to read the individual fund semi-annual reports enclosed for additional performance details and portfolio/market commentaries from our managers.

We believe the PartnerSelect Funds can fill a valuable role within a diversified investment portfolio. Each of the PartnerSelect Funds is sub-advised by highly disciplined, experienced, and skilled investors who we believe can outperform their benchmark over a market cycle.

On our four equity funds, each manager runs a distinctive, concentrated, high-conviction stock portfolio, with the goal of materially outperforming their respective market index over the long term. Our Alternative Strategies Fund, which is coming up on its 10-year anniversary in September, can serve as a core, all-weather, lower-risk yet opportunistic holding that provides access to proven managers and strategies, differentiated sources of return, and beneficial diversification relative to traditional bond and stock investments. The High Income Alternatives Fund, coming up on its three-year anniversary, is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income and comparable to high-yield bonds, but with lower volatility and downside risk than high-yield due to the fund’s diversified sources of return and manager flexibility.

As always, we thank you for your continued trust and confidence. Our commitment and confidence are reflected in the collective personal investments in the funds by iM Global Partner employees and the funds’ trustees of over $20 million, as of June 30, 2021.

6	Litman Gregory Funds Trust

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Fund Summary	7

PartnerSelect Equity Fund (MSEFX)

The PartnerSelect Equity Fund gained 16.60% for the first half of 2021, outperforming the 15.11% return for the fund’s Russell 3000 Index benchmark and the 14.78% gain of the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 9.27% annualized return is slightly behind the benchmark return of 9.62% but ahead of its peer group’s 7.99% return.

Institutional Class Performance as of 6/30/2021
	Average Annual Total Returns
	3 Month	Year-to- Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Equity Fund (Inception date 12/31/96)	7.32%	16.60%	50.68%	15.95%	16.50%	12.42%	9.27%
Russell 3000 Index	8.24%	15.11%	44.16%	18.73%	17.89%	14.70%	9.62%
Morningstar Large Blend Category Average	7.53%	14.78%	39.77%	16.05%	15.59%	12.49%	7.99%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/30/2021, the gross and net expense ratios were 1.35% and 1.23%, respectively. There are contractual fee waivers in effect through April 30, 2022.

Performance of Managers

Of the fund’s six sub-advisors, three outperformed their respective benchmarks in the first half of 2021, while the other three underperformed. The two sub-advisors with significant exposure to the financials sector were the top-performing sleeves in the first half—both gaining roughly 25%. The performance of the sub-advisors ranged from 9.61% to 25.49%. (Returns are net of sub-advisor management fees.)

Key Performance Drivers

In the first half of 2021, both sector allocations and stock selection had a positive impact on performance. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the overall sector level, financials, communication services, consumer staples and health care were the largest contributors. Within financials, both sector exposure and stock selection helped returns. The largest contributor year-to-date has been Capital One Financial (owned by Bill Nygren of Harris Associates and the duo at Davis Advisors). Capital One’s share price increased 57.4% in the first half of 2021. The broader finanicals sector also had a strong return—gaining almost 25% compared to 15.1% for the Russell 3000 Index. Other stocks within the sector that contributed to returns include Wells Fargo, Ally Financial, Berkshire Hathaway and Charles Schwab.

Nygren says Capital One Financial reported a solid set of results for its fourth quarter. Revenue reached $7.34 billion, which surpassed market forecasts by 5%. Impressively, earnings per share of $5.29 were nearly double market projections of $2.80. Nygren took particular note that credit metrics were excellent once again, led by a credit card net charge-off rate of 2.6%, which reflected a decline of 170 basis points from the prior year and 100 basis points from the prior quarter. Capital One ended the year with a 13.7% common equity Tier 1 ratio, which provided $8 billion of excess capital over management’s 11% target.

Later, Capital One issued strong first-quarter results, in Nygren’s view, building on positive trends from prior quarters. Likewise, the company’s total net revenue and net interest margin exceeded market projections, while earnings per share were about 70% ahead of forecasts. They were pleased that credit quality remains strong, and charge-offs across lending categories fell once again from already historically low levels. Credit card purchase volume grew 8% from last year, while deposits grew 15.1% and the average consumer deposit cost ratio reached an all-time low of 0.36%. Impressively, Capital One released loan loss reserves of $1.6 billion in the quarter, which was larger than the reserve release Nygren had estimated for the full year. Furthermore, the company finished the first quarter with a 14.3% common equity Tier 1 capital ratio, which was stronger than management’s target ratio of 11%. Capital One also passed the Federal Reserve’s latest stress test by a wide margin, which Nygren expects will result in a lower required capital level. Nygren appreciates the company’s good underwriting track record with a history of lower loss rates than what he would expect given its business mix and yield. In his view, Capital One’s management team is focused on the long term with consistent reinvestment in technology development, and its online/branch bank provides a stable deposit base with decent funding cost.

Within the health care sector, both sector allocation and stock selection were positive. The biggest contributor was LivaNova—thanks to a gain of 27.0% in the first half. The stock is owned by Clyde McGregor of Harris Associates. He believes LivaNova’s core business is solid, as the neuromodulation segment produces high single-digit revenue growth (owing to its implantable, cost-effective device for severe epilepsy patients) and the company is a leader in cardiac surgery equipment with growth generated by new products in consumables and

8	Litman Gregory Funds Trust

heart valves. LivaNova has developed a portfolio of new medical equipment (including treatments for depression, heart failure, sleep apnea and mitral valves devices) that they believe has the potential for significant value creation; these new venture products use similar or identical technology to the company’s other business lines, which allows for utilization of existing infrastructure. And they like that LivaNova’s management team is focused on improving organic revenue and margin growth as well as expanding business lines by way of new venture products.

McGregor says that in March, the Financial Times reported that LivaNova received a takeover offer from U.K.-based private equity firm Permira, valuing the former at over $80 per share. The team spoke with CEO Damien McDonald following the report, and he indicated the offer was merely a rumor at that point. However, he did appreciate management’s improved tone on recent calls thanks to some improvements in the business. Later, LivaNova reported good first-quarter results, by their measure. Net revenue reached $247.6 million and beat market expectations by 7%, while earnings per share of $0.35 were more than double forecasts. Even though revenue from continuing operations fell slightly from the prior year, neuromodulation (neuro) segment revenue grew 15%. Furthermore, neuro segment revenue rose 10% compared with the pre-pandemic first quarter of 2019, which McGregor found notable because neuro is the most profitable segment and possesses above average growth potential. He expects further near-term improvement in this segment since the company benefited from deferred device replacements in the first quarter and the pipeline of new patients is still building. However, revenues fell 9% in the cardiovascular segment (which is composed of cardiopulmonary, heart values and advanced circulatory support businesses) owing to impacts from Covid-19. Management issued full-year guidance including an organic revenue increase of between 8% and 13% (constant currency) and earnings per share in the range of $1.40-1.90. Overall, McGregor is pleased with the tangible progress LivaNova has made strengthening its business.

Sea Ltd., had strong performance and was a top-10 contributor. Sea is owned by Mike Sramek of Sands Capital. Sea is an internet business in Southeast Asia that operates leading platforms for video games, e-commerce, and digital financial services. Sea’s core geographic market benefits from several secular trends—including above-average economic growth, young demographics, and low digital adoption levels—that Sramek believes will underpin strong growth for its core businesses. The Garena gaming franchise is the region’s top game publisher in terms of revenue and users and is also a leading esports promoter. Sramek expects profits generated from Garena will support Sea’s future growth engines of e-commerce (Shopee) and digital financial services (SeaMoney). Shopee is the leading ecommerce platform in Southeast Asia and Taiwan by market share, and is one of the most-downloaded shopping apps globally. Sramek expects continued penetration of retail sales in Southeast Asia, expansion into new geographies such as Latin America, and higher monetization to be key growth drivers. Shopee’s integration with SeaMoney—which provides services such as payment processing, installment loans, and seller loans—can further monetize Sea’s massive and growing user base.

Sea started 2021 on a strong note, with revenue growing 147% year-over-year in the first quarter to $1.8 billion. This was especially impressive to the team, given the 13% sequential growth over the strong fourth-quarter 2020 result. Garena (gaming) saw a 117% year-over-year expansion in bookings, and Free Fire remained the highest-grossing mobile game in Latin America, Southeast Asia, and India. Sea is seeking to turn Free Fire into a social gaming platform, which in addition to average revenue per user expansion, should support robust growth for the next few years. Shopee (e-commerce) delivered its fastest year-over-year revenue growth over the past eight quarters, processing $12.5 billion in gross merchandise volume (GMV) for the quarter. While Shopee’s operating loss came slightly above their expectations, such investments remain efficient (sequential decline in sales and marketing expense as percentage of GMV) and strategic given the region’s single-digit e-commerce penetration and Shopee’s crucial significance to Sea’s digital financial services platform, SeaMoney. Sramek remains confident in management’s decision-making to strengthen the business’s long-term competitive position amid the wave of digitalization across Sea’s operating footprint.

New Oriental Education & Technology, owned by Chris Davis and Danton Goei of Davis Advisors, was the leading detractor in the first half of 2021. Over many years, Davis Advisors has invested in a select handful of companies that serve the growing middle class in China. In aggregate, these investments have generated positive returns for their clients as China has grown into the second largest economy in the world. During this time, the Chinese government has demonstrated consistent pragmatism in enacting policies and introducing regulation that fosters long-term economic growth. While Chinese stocks have often been volatile in response to heated rhetoric and headlines, the businesses have grown in value.

Recently, the Chinese government enacted new regulations that materially impaired the value of companies in the after-school tutoring sector, including New Oriental Education & Technology Group and TAL Education Group. The regulations require that the majority of these businesses convert to not-for-profit and has resulted in a material decline in their stock prices. The resulting fear that this adverse regulation represents a fundamental change in the Chinese attitude towards the private sector has caused a broad sell off in Chinese equities and in the shares of the selected technology and consumer companies that the team owns.

At this time, Davis’ research indicates that the government is targeting the education sector for specific policy reasons, including concerns about social inequality, a desire to promote population growth, and the exploitation by several bad actors that increased the emotional and financial stress on many middle-class families.

In light of the Chinese government’s 40-year record of economic growth and pragmatism and because these same policy factors do not apply to the technology and consumer companies that make up the majority of their Chinese investments, Davis and Goei view this broad sell off as an over-reaction and remain confident in the prospects and positioning of these leading companies.

Fund Summary	9

Henkel AG & Co., owned by Scott Moore and Chad Baumler of Nuance Investments, also landed on the first half detractors list. Henkel AG & Co. is the world’s largest supplier of adhesives and sealants, a leading supplier of laundry care products in the U.S. and Europe, and a leading supplier of hair care products in Europe. The company’s adhesives products make up 50% of earnings, and Moore and Baumler believe this segment is positioned to gain share from traditional fasteners. Adhesives allow manufacturers to make products lighter weight, more flexible, and miniaturized, which are important features in constructing automobiles, airplanes, and consumer electronics such as smartphones. Adhesives are also more environmentally friendly than traditional fasteners such as screws, nuts, and bolts. The company’s laundry products also present an interesting opportunity longer term, as the company is the leading supplier of private label laundry products for major retailers in the U.S., and the number two supplier of branded laundry detergent in the U.S. and Europe with All, Persil, and Purex. The company has faced some recent headwinds that they believe are transitory, including commodity inflation, manufacturing disruptions, and demand for some of its consumer products due to the COVID-19 pandemic. Additionally, the company has a strong balance sheet with very little net debt.

Top 10 Contributors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Capital One Financial Corp	4.80	0.15	57.41	2.28	Financials
Alphabet Inc. A	3.04	1.58	39.32	1.04	Communication Services
Sea Ltd.	2.79	0.00	37.96	0.98	Communication Services
Wells Fargo & Co.	1.91	0.37	50.85	0.81	Financials
General Motors Co.	2.07	0.17	42.10	0.78	Consumer Discretionary
Ally Financial Inc	1.54	0.04	40.98	0.55	Financials
Alphabet Inc. C	1.35	1.55	43.06	0.52	Communication Services
Berkshire Hathaway Inc.	2.60	0.00	20.35	0.52	Financials
LivaNova PLC	1.96	0.01	27.04	0.52	Health Care
Charles Schwab Corp	1.38	0.22	38.07	0.50	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Detractors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
New Oriental Education & Technology Group Inc.	0.27	0.00	-42.69	-0.44	Consumer Discretionary
GoHealth Inc.	0.45	0.00	-5.08	-0.07	Financials
Koninklijke Philips NV	1.06	0.00	-6.05	-0.07	Health Care
Netflix Inc.	2.61	0.54	-2.32	-0.06	Communication Services
Alibaba Group Holding	2.18	0.00	-2.56	-0.05	Consumer Discretionary
Booking Holdings Inc.	2.11	0.23	-1.76	-0.04	Consumer Discretionary
Prosus NV	0.35	0.00	-9.64	-0.04	Consumer Discretionary
Equity Commonwealth REIT	0.97	0.01	-3.96	-0.04	Real Estate
Baxter International Inc.	0.33	0.10	-1.59	-0.03	Health Care
Henkel AG & Co KGaA	0.05	0.00	-6.18	-0.03	Consumer Staples

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio is the result of six bottom-up stock pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- or underweights. As of mid-year, the fund was 12.8% overweight to the financials sector (24.40% vs. 11.60%) and underweight to the information technology sectors by an equal amount (13.79% vs. 26.63%). The fund is also overweight to the communication services and consumer discretionary sectors—6.41% and 4.42% overweight relative to Russell 3000 Index, respectively.

10	Litman Gregory Funds Trust

At the sector level, there were no meaningful portfolio shifts during the first half of the year. The largest change was a 4.5% decrease to the industrials sector. The fund’s cash allocation did increase modestly from 0% to 4.2% at mid-year. The fund’s position in foreign equities decreased from the start of the year (down from 20.03% to 16.80% at quarter end). Mega- and large-cap stocks make up roughly 69% of the portfolio, while mid- and smaller-sized companies collectively account for approximately 26% of assets. The fund’s weighted-average market cap stands at $300.96 billion at the end of June, while its median market cap is $67.78 billion (both figures higher than where they stood at the start of the year).

We believe the fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names.

Sector Allocation

Sector Weights	Fund	Russell 3000 as of 6/30/2021
Communication Services	16.5%	10.1%
Consumer Discretionary	16.7%	12.2%
Consumer Staples	3.5%	5.3%
Energy	0.9%	2.8%
Finance	24.4%	11.6%
Health Care & Pharmaceuticals	11.0%	13.6%
Industrials	4.9%	9.5%
Information Technology	13.8%	26.6%
Materials	0.0%	2.5%
Real Estate	2.2%	3.3%
Utilities	1.9%	2.4%
Cash	4.2%	0.0%

	100.00%	100.00%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

micro Less Than 1 Billion

small 1 Billion to 5.0 Billion

smid 5.0 Billion to 12.0 Billlion

mid 12.0 Billion to 35.5 Billion

large Greater than 35.5 Billion

* Totals may not add up to 100% due to rounding

Fund Summary	11

PartnerSelect Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore Chad Baumler	Nuance Investments, LLC	15%	All sizes	Value	Russell 3000 Value Index
A. Michael Sramek	Sands Capital Management, LLC	25%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect Equity Fund from December 31, 1996 to June 30, 2021 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

12	Litman Gregory Funds Trust

PartnerSelect Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 94.2%

Communication Services: 16.5%
4,528	Alphabet, Inc. - Class A*	$11,056,425
1,656	Alphabet, Inc. - Class C*	4,150,466
4,200	Charter Communications, Inc. - Class A*	3,030,090
15,697	Facebook, Inc. - Class A*	5,458,004
23,245	Liberty Broadband Corp. - Class A*	3,909,111
13,801	Netflix, Inc.*	7,289,826
29,913	Sea Ltd. - ADR*	8,214,110
32,025	Tencent Holdings Ltd.	2,408,329
25,800	Tencent Holdings Ltd. - ADR	1,942,740

		47,459,101

Consumer Discretionary: 16.7%
28,593	Alibaba Group Holding Ltd. - ADR*	6,484,321
2,896	Amazon.com, Inc.*	9,962,703
2,500	Booking Holdings, Inc.*	5,470,225
18,000	Dollar General Corp.	3,895,020
92,600	General Motors Co.*	5,479,142
34,300	Hilton Worldwide Holdings, Inc.*	4,137,266
27,885	Lear Corp.	4,887,683
278,890	New Oriental Education & Technology Group, Inc. - ADR*	2,284,109
42,440	Prosus N.V. - ADR	831,824
38,510	Thor Industries, Inc.	4,351,630

		47,783,923

Consumer Staples: 3.5%
137,951	Beiersdorf AG - ADR	3,333,241
39,244	Cal-Maine Foods, Inc.	1,421,025
10,400	Constellation Brands, Inc. - Class A	2,432,456
49,874	Henkel AG & Co. KGaA - ADR	1,153,461
9,413	Sanderson Farms, Inc.	1,769,362

		10,109,545

Energy: 0.9%
31,000	EOG Resources, Inc.	2,586,640

Financials: 24.4%
85,900	Ally Financial, Inc.	4,281,256
43,500	American International Group, Inc.	2,070,600
78,000	Bank of America Corp.	3,215,940
41,015	Bank of New York Mellon Corp. (The)	2,101,198
18	Berkshire Hathaway, Inc. - Class A*	7,534,818
21,250	Berkshire Hathaway, Inc. - Class B*	5,905,800
94,690	Capital One Financial Corp.	14,647,596
53,000	Charles Schwab Corp. (The)	3,858,930
21,121	Chubb Ltd.	3,356,972
42,300	Citigroup, Inc.	2,992,725
4,672	Everest Re Group Ltd.	1,177,391
375,000	GoHealth, Inc. - Class A*	4,203,750
10,063	Northern Trust Corp.	1,163,484
26,000	Reinsurance Group of America, Inc.	2,964,000
15,557	Travelers Cos., Inc. (The)	2,329,039
40,320	US Bancorp	2,297,030
130,370	Wells Fargo & Co.	5,904,457

		70,004,986

Health Care: 11.0%
22,478	Baxter International, Inc.	1,809,479
7,142	DexCom, Inc.*	3,049,634
22,610	Edwards Lifesciences Corp.*	2,341,718

Shares		Value

Health Care (continued)
5,500	Humana, Inc.	$2,434,960
9,232	ICU Medical, Inc.*	1,899,946
5,204	Illumina, Inc.*	2,462,585
57,000	Koninklijke Philips N.V.	2,822,943
56,665	LivaNova Plc*	4,766,093
23,250	Quest Diagnostics, Inc.	3,068,302
80,328	Smith & Nephew Plc - ADR	3,489,448
8,750	UnitedHealth Group, Inc.	3,503,850

		31,648,958

Industrials: 4.9%
18,675	Carlisle Cos., Inc.	3,574,022
412,000	CK Hutchison Holdings Ltd.	3,209,714
29,250	Ferguson Plc	4,058,445
243,000	General Electric Co.	3,270,780

		14,112,961

Information Technology: 12.2%
13,739	Atlassian Corp. Plc - Class A*	3,529,000
6,459	Intuit, Inc.	3,166,008
11,688	ServiceNow, Inc.*	6,423,140
18,874	Square, Inc. - Class A*	4,601,481
35,160	TE Connectivity Ltd.	4,753,984
8,790	Twilio, Inc. - Class A*	3,464,666
38,386	Visa, Inc. - Class A	8,975,415

		34,913,694

Real Estate: 2.2%
44,000	CBRE Group, Inc. - Class A*	3,772,120
94,137	Equity Commonwealth - REIT	2,466,389

		6,238,509

Utilities: 1.9%
29,897	Pennon Group Plc - ADR	956,704
23,187	SJW Group	1,467,737
105,136	United Utilities Group Plc - ADR	2,889,663

		5,314,104

TOTAL COMMON STOCKS (Cost $155,512,312)		270,172,421

PREFERRED STOCK: 1.6%

Information Technology: 1.6%
71,000	Samsung Electronics Co. Ltd. - (Preference Shares)	4,646,539

TOTAL PREFERRED STOCK (Cost $2,334,934)		4,646,539

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

PartnerSelect Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 4.0%

REPURCHASE AGREEMENTS: 4.0%
$11,517,911	Fixed Income Clearing Corp. 0.000%, 6/30/2021, due 07/01/2021 [collateral: par value $11,303,500, U.S. Treasury Bond, 2.250%, due 05/15/2041 value $11,749,266] (proceeds $11,517,911)	$11,517,911

TOTAL SHORT-TERM INVESTMENTS (Cost $11,517,911)		11,517,911

TOTAL INVESTMENTS (Cost: $169,365,157): 99.8%		286,336,871

Other Assets in Excess of Liabilities: 0.2%		498,547

NET ASSETS: 100.0%		$286,835,418

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

PartnerSelect International Fund

PartnerSelect International Fund gained 8.66% in the first half of 2021, slightly behind its benchmarks, the MSCI ACWI ex. U.S. Index and MSCI EAFE indexes, which were up 9.16% and 8.83%, respectively. The Morningstar Foreign Large Blend category returned 9.08% for the same period.

Over the trailing one-year ending June 30, 2021, the fund is up 47.89%, beating the ACWI ex USA index (up 35.72%) and the EAFE index (up 32.35%). The fund is significantly overweight to Europe. Our discussion with sub-advisors suggests many of the fund holdings that have lagged the broad benchmarks this year may benefit from a cyclical rebound in Europe as its economies open more.

Since its inception December 1, 1997, PartnerSelect International Fund has returned 7.21%, annualized. Over the same time period, MSCI ACWI ex USA NET, MSCI EAFE NET, and Morningstar Foreign Large Blend category have generated annualized returns of 5.87%, 5.41%, and 4.70%, respectively.

Institutional Class Performance as of 6/30/2021
	Average Annual Total Returns
	3 Month	Year-to- Date	1 Year	3 Year	5 Year	10 Year	Since Inception
International Fund (Inception date 12/1/97)	2.93%	8.66%	47.89%	6.19%	9.14%	4.13%	7.21%
MSCI ACWI (ex- U.S.) Index	5.48%	9.16%	35.72%	9.38%	11.08%	5.45%	5.87%
MSCI EAFE Index	5.17%	8.83%	32.35%	8.27%	10.28%	5.89%	5.41%
Morningstar Foreign Large Blend Category Average	5.12%	9.08%	33.53%	8.35%	9.94%	5.43%	4.70%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/30/2020, the gross and net expense ratios were 1.39% and 1.15%, respectively. There are contractual fee waivers in effect through 4/30/2022.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance of Managers

In the first half of 2021, three of the four managers underperformed their respective benchmarks. Performance of the sub-advisors ranged from 1.27% to 22.07% (net of sub-advisor fee). Each sub-advisor has a different investment style and approach and manages a concentrated portfolio of typically eight to 15 stocks, so we expect their performance to be very different from underlying benchmarks over the shorter term. Given their mandate, our performance assessment is based on how they have done over three-to-five year and longer periods.

All four sub-advisors have been on the fund for at least three years. David Herro has been with the fund since its inception in December 1997. We added Mark Little in February 2013. Pictet came on board in July 2016, and the most recent addition, David Marcus, in April 2017. Three of the four managers are ahead of their respective indexes by 107, 118 and 336 basis points, annualized (net of their fees), since their respective inception dates on the fund. The fourth sub-advisor is underperforming by 229 basis points since their inception: they were hit particularly hard during the pandemic due to a relatively large exposure to leisure and travel-related areas and we expect their portfolio to start performing better once economies fully reopen.

Comments from the Managers on their Respective Sleeves

David Herro: There was a small amount of activity this quarter. We participated in Credit Suisse’s capital raise and now hold mandatory convertible bonds which we expect to convert to common equity this fall. Since the beginning of the year, the companies we own have reported largely favorable earnings and cash flows. We think this trend will continue as the world continues to emerge from the pandemic. We believe the portfolio contains some of the highest quality, international businesses that currently trade at attractive prices.

Mark Little: We are in the midst of a startling turnaround in economic activity. Some habits are likely to revert to pre-pandemic routines, while others will have been permanently changed, driving material opportunities for stock selection. In the latter part of 2020, many of the most interesting investment opportunities were in stocks whose valuations and/or activity levels had been temporarily suppressed by the

Fund Summary	15

extraordinary shutdown in economic activity. While these stocks may have further to run as the full strength of demand recovery becomes apparent, especially after recent weakness, some less-cyclical stocks are also starting to offer potential value, so the range of new opportunities is more balanced from here.

David Marcus: As of June 30, 2021, the top five positions in Evermore’s sleeve of the PartnerSelect International Fund represented over 52% of the portfolio. The top two positions were Swedish companies – Modern Times Group (MTG) and Nordic Entertainment – that are not only cheap but have very strong growth profiles. The remaining 3 positions in the Top 5 are what we call “compounders” – family-controlled companies whose stock prices have compounded significantly over the long-term. We expect these investments in Bolloré SA, Vivendi SA and Exor NV to continue to compound nicely for many years to come. Of note is Vivendi, which has announced that it will spin off to shareholders a significant part of their stake in Universal Music Group (UMG), which is the largest music company in the world. This will give us a direct investment in UMG as well as transform Vivendi as it refocuses on other media and telecom assets in its portfolio. We believe that our sleeve of the PartnerSelect International Fund, which was comprised of 13 European positions and one Middle Eastern position as of June 30, 2021, is positioned to perform well as catalysts continue to drive value creation in the near- and longer-term.

Fabio Paolini and Ben Beneche: The PartnerSelect International portfolio has been characterized by significant exposure to leisure and travel over the past year or more, our core belief being that competitively advantaged businesses, soundly financed, would emerge from the COVID-19 pandemic stronger. For example, two of your positions, Asahi and Matsumotokiyoshi, announced what could be described as ‘transformational’ M&A over the course of the past year amid severe stress in their industries. In both cases we believe the transactions will create significant value over the long term. Although exposure to discretionary spending remains a key feature of the portfolio today, valuations and our bottom-up approach is leading us towards a more eclectic group of businesses around the margin.

Key Performance Drivers

It is important to remember that the portfolio is built stock-by-stock, so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

The attribution analysis shows stock selection was overall a positive for the fund’s relative performance during the first half of 2021, while the fund’s overweighting to the communication services sector and an underweighting to strong-performing sectors—energy and technology—detracted from performance.

Stock selection was strong in the consumer discretionary and materials sectors, while weak in communication services and financials. From a regional perspective, stock selection in the UK was strong while weak in the rest of Europe.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Grupo Televisa SAB	2.23	0.02	74.32	1.55	Mexico	Communication Services
Gamesys Group PLC	1.55	0.00	73.23	1.49	United Kingdom	Consumer Discretionary
Lloyds Banking Group	2.68	0.16	31.21	0.87	United Kingdom	Financials
Glencore PLC	1.84	0.15	36.19	0.82	United Kingdom	Materials
Bollore	3.00	0.02	30.71	0.81	France	Communication Services
Daimler AG	2.11	0.27	27.96	0.58	Germany	Consumer Discretionary
Jardine Strategic Holdings Ltd	0.75	0.02	32.24	0.55	Singapore	Industrials
BNP Paribas	2.25	0.26	21.25	0.54	France	Financials
Asahi Group Holdings Ltd	3.21	0.07	14.72	0.52	Japan	Consumer Staples
Frontline Ltd	1.09	0.00	44.69	0.44	Bermuda	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

16	Litman Gregory Funds Trust

Top 10 Individual Detractors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Nordic Entertainment Group	2.78	0.00	-21.06	-0.72	Sweden	Communication Services
Credit Suisse Group AG	2.53	0.11	-17.98	-0.52	Switzerland	Financials
Modern Times Group	3.04	0.00	-14.20	-0.49	Sweden	Communication Services
Siemens Gamesa Renewable Energy SA	2.23	0.03	-17.52	-0.46	Spain	Industrials
Nexon Co. Ltd.	2.62	0.00	-27.51	-0.42	Japan	Communication Services
Redbubble Ltd	0.53	0.00	-36.33	-0.41	Australia	Consumer Discretionary
Informa PLC	4.24	0.04	-7.66	-0.38	United Kingdom	Communication Services
Atlantic Sapphire ASA	0.98	0.00	-24.63	-0.31	Norway	Consumer Staples
LPKF Laser & Electronics AG	0.84	0.00	-18.89	-0.20	Germany	Information Technology
Nintendo Co Ltd	2.32	0.25	-7.07	-0.19	Japan	Communication Services

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Among the top contributors during the first half was Glencore. Full-year results were strong with adjusted earnings in both the industrials and marketing segments exceeding David Herro’s expectations, as well as the market’s. The industrials segment benefited from both a recovery in commodities prices from Covid-19 lows and higher production. Management also proposed a $0.12 per share dividend, which surpassed analysts’ estimates for $0.0625 per share. The underlying thesis for owning this stock is the company’s leading market position in attractive commodities, such as copper, and it is well-positioned to benefit from normalizing commodity prices and higher volumes as the world steadily moves towards a low-carbon economy. Herro and team believe copper demand can continue to accelerate owing to 1) broad infrastructure investment (particularly in China), 2) global industrial recovery, and 3) copper needed for environmentally favorable purposes, such as grid investment, renewables and mobility electrification.

Another Herro stock and a top contributor to relative performance is Daimler. Daimler’s share price moved higher on the announcement it would spin off a majority stake in Daimler Trucks. In Herro’s view, this is significantly positive and represents a fundamental change for the company as it will become a purely premium car company and separately a company that is the global leader in trucks and buses. This transition should lead to increased accountability, allow for more agile decision-making in the face of industry transformation and unlock value for shareholders.

Daimler released full-year 2020 results that were well above Herro’s expectations due primarily to a strong fourth quarter. In addition, management guided for “significant growth” in unit sales and Mercedes-Benz segment earnings margins of 8-10% in 2021. Later, Mercedes-Benz USA reported that total vehicle sales in the first quarter increased almost 20% year-over-year, while worldwide retail sales at Mercedes-Benz finished up more than 22% in the first quarter. Daimler’s first-quarter earnings report showed that earnings per share (EUR 4.01 vs. EUR 3.07) and revenue (EUR 41.02 billion vs. EUR 40.45 billion) bested analysts’ expectations. As such, free cash flow figures for the first quarter were tracking ahead of Herro’s expectations for the full year period. In June, reports surfaced that Daimler CEO Ola Källenius is looking to reduce the company’s fixed costs by up to EUR 1 billion via the sale of showrooms and workshops in Europe. Daimler’s CEO also expressed optimism for growth in vehicle demand in the second half of 2021, as well as into 2022.

Another contributor to performance was Constellium, a France-based producer of specialized rolled and extruded aluminum primarily for the global automotive, aerospace, and packaging industries. David Marcus purchased this company in March 2020 during the height of the indiscriminate COVID-19 pandemic panic selling with the market questioning the sustainability of Constellium’s balance sheet. Since his purchase for the fund, shares of Constellium have risen nearly 200%.

Marcus has been following Constellium for years. In his view, the market, even prior to the pandemic, did not appear to be properly appreciating the shift in the company’s automotive business from what was a multi-year investment phase to a sustained harvest phase, and what this transition would mean for the company’s ability to rapidly de-lever its balance sheet. The company recently completed a refinancing of its notes due in May 2021. While aircraft build rates ground to a near-halt, Constellium’s automotive and packaging end markets held up well through the crisis, providing sufficient free cash flow (FCF) and liquidity. With worse-case scenarios now off the table, the market has once again begun to value the business on the prospects of the normalized free cash flows it can generate as it grows into its fixed cost asset base.

Constellium shares trade at 11-12x next year’s consensus FCF, which Marcus considers attractive given he expects the company to grow its FCF at a mid-teens percent rate for several years. Marcus sees a number of tailwinds continuing to work in Constellium’s favor: (1) commercial aircraft build rates are turning the corner and entering into a strong recovery off lows; (2) an ever-growing and tight aluminum beverage-can market supportive of producer pricing power; and (3) a resonating ESG capital markets story, as aluminum is infinitely recyclable (Constellium is one of the largest recyclers of used beverage cans globally) and plays a vital role in the secular shift toward the light-weighting of passenger vehicles.

Fund Summary	17

Coca Cola European Partners, owned by Lazard’s Mark Little, was also among the top contributors. It is the local Coke bottler for four major European countries, and has recently acquired the Coke bottler in Australia, Amatil. The core thesis is around a management and system focused on value rather than volume, and a diversification from sugary carbonated drinks to a wider range of products, alongside cost savings. The business was hit hard by the crisis, but is now set to recover quickly, according to Little. In addition, he believes there is huge potential in turning around Amatil, which has underperformed other Coke bottlers for a considerable time. The benefits of this acquisition is not reflected in analysts’ forecasts, in Little’s view.

Turning to detractors, Siemens Gamesa was among the top ten during the first half. Little believes Gamesa should be a huge beneficiary of demand stemming from renewable energy projects, those related to wind in particular. It is the world’s leading maker of offshore wind turbines in an industry that is akin to an oligopoly and should support high returns or profitability for incumbents. After an extremely strong 2020, the stock has given back some of its gains due in part to the rotation to cyclical areas of the market and rising raw material costs in their onshore business which Little believes to be a temporary issue.

Informa was again among the detractors. Its stock price has continued to be range bound, and in the absence of stock-specific news concerns over Covid have continued to weigh on the share price. Pictet’s reasons for owning the stock remain unchanged. Informa is a leading exhibition and information service provider (exhibitions, conferences and academic publishing) and Pictet continues to believe it remains a high-quality business with leading market positions, operating such that it allows them to build once and sell many times, resulting in high incremental profits that lead to strong cash-flow growth. While the exhibition and conferences divisions have some degree of cyclicality, in a normal environment, revenues, to a large extent, are predictable and recurrent. High margins and low capital intensity leads to strong cash conversion and free cash flow generation.

It is also clear that Informa’s business model depends on people gathering together and while it is an unknown when the pandemic will end, Pictet’s Fabio Paolini and Ben Beneche remain of the opinion that the business model cannot be disintermediated and as a result the normalized earning power of Informa remains unchanged, in their view. The valuation remains attractive with a stock price that discounts a significant disruption of activity in perpetuity and increasingly at odds with actual evidence of a recovery in the exhibition business and more generally relative to peers or even Covid-exposed stocks that have recovered strongly.

Credit Suisse, owned by Herro, was among the top-ten detractors from performance. The share price was negatively impacted upon revelations about the company’s exposure to Greensill Capital followed by its association with Archegos Capital. Early in March, the company’s share price decline led to a loss of roughly $2-3 billion in market capitalization. The lost market cap far surpassed Credit Suisse’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly rated securities or insured investments. At the end of March, Credit Suisse’s share price dropped again as New York-based hedge fund client Archegos Capital defaulted on its margin calls to the company’s prime brokerage business. While these events point to deficiencies in Credit Suisse’s risk-management implementation, Herro believes the company will be making material leadership changes in areas related to risk-management controls. Combined with the arrival of new Chairman António Horta-Osório, the current CEO of Lloyds Banking Group, Herro expects significantly better governance and risk management going forward. Herro continues to believe Credit Suisse is a high-quality franchise given that its private-banking and wealth-management segments are high-growth, capital-light business that generate strong returns on capital and account for about three-fourths of his estimate of the company’s intrinsic value.

Portfolio Mix

The Fund’s sub-advisors are tasked with investing only in their highest-conviction ideas so they will naturally invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns over the long term.

While there were no dramatic shifts in sector or regional weightings during the past six months, a few things are worth noting.

•	Weighting to the consumer discretionary sector reduced slightly in favor of technology and consumer staples sectors.

•

The fund continues to be significantly overweight to Europe (71.39% versus 40.30% for the benchmark, MSCI ACWI ex USA) where sub-advisors are finding attractive opportunities. As of the quarter-end, the fund was underweight emerging markets (including one China holding listed in Hong Kong) versus its primary benchmark MSCI ACWI ex USA (5.11% versus 20.95%).

•

Looking at sectors, the fund is overweight to industrials (18.61% versus ACWI ex USA’s 11.72%) and communication services (25.04% versus 6.73%). In the latter, the fund’s exposure covers a wide spectrum of business models, and many are economically sensitive. As global growth recovers from the pandemic, we expect stocks in this sector to perform relatively well.

•	The fund is slightly overweight financials versus its primary benchmark (20.98% versus 18.40%) and remains significantly underweighted to technology (5.09% versus 12.82%).

•

The fund’s market-cap exposure did not change materially over the past six months. The fund had 23% of its net assets in smaller cap stocks ($5.5 billion or less in market-cap) and 74.5% in mid to large-caps (greater than $5.5 billion in market-cap).

•	As of the end of June, the fund had less than 1% of its foreign currency exposure hedged back to the U.S. dollar.

18	Litman Gregory Funds Trust

By Sector

	Fund as of 6/30/2021	iShares MSCI ACWI ex- U.S. as of 6/30/2021
Commuinication Services	25.0%	6.7%
Consumer Discretionary	6.1%	13.7%
Consumer Staples	11.1%	8.5%
Energy	1.3%	4.5%
Finance	21.0%	18.4%
Health Care & Pharmaceuticals	2.6%	9.2%
Industrials	18.6%	11.7%
Information Technology	5.1%	12.8%
Materials	4.5%	8.3%
Real Estate	0.0%	2.5%
Utilities	2.2%	2.9%
Cash Equivalents & Other	2.4%	0.6%

	100.0%	100.0%

By Region

	Fund as of 6/30/2021	iShares MSCI ACWI ex- U.S. as of 6/30/2021
Africa	1.9%	1.1%
Australia/New Zealand	2.6%	4.5%
Asia (ex Japan)	3.8%	27.2%
Japan	11.6%	14.2%
Western Europe & UK	71.4%	40.3%
Latin America	1.2%	2.5%
North America	1.8%	7.8%
Middle East	3.2%	1.8%
Cash Equivalents & Other	2.4%	0.6%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Asset Class Fund as of 6/30/2021	By Market Capitalization Fund as of 6/30/2021

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Concluding Thoughts

The focus of the Fund’s subadvisors has always been to generate great absolute long-term performance and to not worry about short-term volatility or tracking error versus the benchmark, although they are very mindful of permanent loss of capital given each is running a highly focused portfolio, typically no more than 15 stocks.

The fund’s value tilt has generally been a significant headwind to performance the past several years. While we aim to keep a balance in terms of value and growth styles, we also know these attributes are hard to measure and they can shift. In prior reports we have mentioned we are looking to add a quality-growth manager to achieve better style balance. We are close to completing our work on such a manager and expect to report back soon.

We should note that the fund is carrying forward significant losses, meaning any addition to the Fund and related transition is unlikely to result in a tax impact on the fund. The fund as of June 30, 2021 had just over 10% of its net asset value in loss carryforwards.

We thank you for your patience and continued support—

Sincerely,

Fund Summary	19

PartnerSelect International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	25.00%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	25.00%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	25.00%	All sizes	Blend/Relative Value	MSCI World ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	25.00%	All sizes	Blend	MSCI EAFE Index

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect International Fund from December 1, 1997 to June 30, 2021 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

20	Litman Gregory Funds Trust

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 97.4%

Australia: 2.6%
3,332,403	Incitec Pivot Ltd.	$5,944,770
1,107,532	Redbubble Ltd.*	2,996,843

		8,941,613

Austria: 1.3%
191,085	S&T AG	4,370,576

Belgium: 0.8%
123,750	Fagron	2,761,534

Bermuda: 1.3%
496,949	Frontline Ltd.	4,472,541

Canada: 1.8%
205,141	CAE, Inc.*	6,314,066

China: 2.8%
1,995,000	China Longyuan Power Group Corp. Ltd. - Class H	3,437,263
81,000	Tencent Holdings Ltd.	6,091,324

		9,528,587

Denmark: 1.7%
30,380	Carlsberg A/S - Class B	5,659,862

Finland: 2.1%
155,572	Sampo Oyj - Class A	7,146,115

France: 19.2%
110,600	BNP Paribas S.A.	6,929,777
2,833,543	Bollore S.A.	15,178,298
185,021	Constellium SE*	3,506,148
379,429	Elis S.A.*	7,145,115
308,865	Engie S.A.	4,229,177
44,344	Safran S.A.	6,144,386
56,179	Vinci S.A.	5,991,328
486,568	Vivendi S.A.	16,335,970

		65,460,199

Germany: 6.2%
28,325	Allianz SE	7,059,339
80,055	Daimler AG	7,143,947
94,702	LPKF Laser & Electronics AG	2,756,401
30,655	SAP SE	4,317,365

		21,277,052

Ireland: 2.0%
63,778	Ryanair Holdings Plc - ADR*	6,901,417

Israel: 3.2%
1,478,254	Israel Discount Bank Ltd. - Class A*	7,037,577
86,700	ZIM Integrated Shipping Services Ltd.	3,895,431

		10,933,008

Japan: 11.6%
202,000	Asahi Group Holdings Ltd.	9,443,282
38,700	Cocokara fine, Inc.	2,892,742
171,600	Matsumotokiyoshi Holdings Co. Ltd.	7,580,133
196,448	Nexon Co. Ltd.	4,380,451
13,200	Nintendo Co. Ltd.	7,681,772
224,800	Park24 Co. Ltd.*	4,085,432
41,600	Toyota Motor Corp.	3,637,752

		39,701,564

Shares		Value

Mexico: 1.2%
285,270	Grupo Televisa SAB - ADR	$4,073,656

Netherlands: 4.1%
173,968	EXOR N.V.	13,928,804

Norway: 1.8%
578,394	Atlantic Sapphire A/S*	6,101,748

South Africa: 1.9%
31,065	Naspers Ltd. - Class N	6,513,201

South Korea: 1.0%
9,195	NAVER Corp.	3,408,882

Spain: 2.6%
35,800	Amadeus IT Group S.A.*	2,516,744
186,818	Siemens Gamesa Renewable Energy S.A.	6,234,565

		8,751,309

Sweden: 7.5%
743,763	Modern Times Group MTG AB - Class B*	10,069,813
201,737	Nordic Entertainment Group AB - Class B*	8,884,445
1,518,370	Telia Co. AB	6,736,526

		25,690,784

Switzerland: 7.7%
5,335	Cie Financiere Richemont S.A.	645,435
767,333	Credit Suisse Group AG	8,036,950
1,403,000	Glencore Plc	5,993,988
108,720	Julius Baer Group Ltd.	7,094,087
105,634	Montana Aerospace AG*(a)	4,446,365

		26,216,825

United Kingdom: 13.0%
285,801	CNH Industrial N.V.	4,716,434
104,769	Coca - Cola European Partners Plc	6,150,970
305,006	GlaxoSmithKline Plc	5,976,968
1,985,181	Informa Plc*	13,747,552
12,463,650	Lloyds Banking Group Plc	8,034,093
303,234	Prudential Plc	5,750,085

		44,376,102

TOTAL COMMON STOCKS (Cost $249,800,065)		332,529,445

Principal Amount^

CONVERTIBLE BONDS: 0.2%

Switzerland: 0.2%
	Credit Suisse Group Guernsey VII Ltd.
200,000 (CHF)	3.000%, 11/12/2021(a)	243,151
313,000 (CHF)	3.000%, 11/12/2021(a)	380,904

TOTAL CONVERTIBLE BONDS (Cost $562,532)		624,055

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	21

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

SHORT-TERM INVESTMENTS: 1.9%

REPURCHASE AGREEMENTS: 1.9%
$6,432,369	Fixed Income Clearing Corp. 0.000%, 6/30/2021, due 07/01/2021 [collateral: par value $6,312,700, U.S. Treasury Bond, 2.250%, due 05/15/2041 value $6,561,649] (proceeds $6,432,369)	$6,432,369

TOTAL SHORT-TERM INVESTMENTS (Cost $6,432,369)		6,432,369

TOTAL INVESTMENTS (Cost: $256,794,966): 99.5%		339,585,869

Other Assets in Excess of Liabilities: 0.5%		1,824,561

NET ASSETS: 100.0%		$341,410,430

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2021 (Unaudited)

At June 30, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2021	Fund Delivering	U.S. $ Value at June 30, 2021	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/15/2021	USD	$1,218,067	CHF	$1,183,432	$34,635	$—

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

PartnerSelect Oldfield International Value Fund

The PartnerSelect Oldfield International Value Fund generated strong absolute returns during the first half of 2021, rising 16.32% and beating its benchmark MSCI EAFE Value NR (+10.68%), and MSCI EAFE NR (+8.83%). The fund was ahead of the Morningstar’s Foreign Large Value Fund peer group, which was up 11.59%.

Institutional Class Performance as of 6/30/2021
	3-Month	Year-to-Date	Since Inception
PartnerSelect Oldfield International Val Ins (11/30/2020)	4.94%	16.32%	23.30%
MSCI EAFE Value Index	3.01%	10.68%	15.58%
MSCI EAFE Index	5.17%	8.83%	13.89%
Morningstar Foreign Large Value Category	4.16%	11.59%	17.37%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. Returns less than one year are not annualized. As of the prospectus dated 4/30/2020, the gross and net expense ratios were 2.89% and 0.94%, respectively. There are contractual fee waivers in effect through 4/30/2022.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Commentary from Oldfield Partners

The last 2 weeks of June saw a reversal in the ‘Value trade’ as it has been termed. The relative recovery in value stocks had been a trend in place ever since the announcement of the vaccine on 9th November 2020. The Federal Reserve released its statement mid-June and indicated that although there are clear signs that inflation is picking up, they saw this as ‘transitory’ and that they expected ‘to maintain an accommodative stance’. The heady mix of continued fiscal and monetary stimulus globally, amplified by the economic recovery has pushed the stock market higher. Valuations, which some time ago lost their role as an anchor, once again seemingly no longer matter given the continued flood of liquidity and asset prices powered ahead. This has led to unprecedented risk-on behaviour that has spilled into the technology sector, whilst as Bernstein states in a recent research report, “Overall, Value stocks remain the most uncrowded part of the market”.

Key Performance Drivers

Portfolio managers Nigel Waller and Andrew Goodwin build the PartnerSelect Oldfield International Value portfolio stock by stock, focusing on only their highest-conviction ideas and ensuring proper diversification across regions, sectors, and other investment drivers that companies in their portfolio may have in common. As such, sector and country allocations are largely a byproduct of their stock picking.

The biggest contributors to the positive relative performance during the period were Embraer and British Telecom. The largest individual detractor was Kepco. Below we discuss in detail all three names.

Our attribution analysis shows that stock selection was the primary driver behind the fund’s outperformance this quarter. Sector allocation was a slight drag, with underweights to strong-performing consumer-discretionary, materials, and financial sectors detracting from performance. Stock selection in Asia was relatively weak, with Kepco being the key culprit.

24	Litman Gregory Funds Trust

Top 10 Contributors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Embraer SA	4.32	0.00	122.32	3.95	Brazil	Industrials
BT Group PLC	6.11	0.22	48.25	2.84	United Kingdom	Communication Services
Lloyds Banking Group	5.88	0.48	31.21	1.69	United Kingdom	Financials
Mitsubishi UFJ Financial Group Inc	4.85	0.75	24.88	1.17	Japan	Financials
Nokia Oyj	2.58	0.06	38.89	0.93	Finland	Information Technology
Siemens AG	6.54	1.45	12.29	0.89	Germany	Industrials
Eni SpA	4.09	0.35	18.49	0.75	Italy	Energy
Fresenius SE & Co	2.10	0.23	18.69	0.75	Germany	Health Care
Toyota Motor Corp	4.59	1.94	14.98	0.73	Japan	Consumer Discretionary
EasyJet PLC	4.19	0.00	9.44	0.52	United Kingdom	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Detractors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Korea Electric Power Corp	3.08	0.00	-11.98	-0.54	Korea	Utilities
Sanofi India Ltd	4.90	1.32	-5.48	-0.23	France	Health Care
Tesco PLC	4.57	0.30	-4.67	-0.17	United Kingdom	Consumer Staples
Mitsubishi Heavy Industries Ltd	4.27	0.12	-1.60	-0.11	Japan	Industrials
Siemens AG	6.54	1.45	-4.56	-0.06	Germany	Industrials
Exor NV	6.06	0.10	-0.65	-0.04	Netherlands	Financials
Samsung Electro-Mechanics Co Ltd	4.54	0.00	-4.08	0.05	Korea	Information Technology
Kansai Electric Power Co Inc	2.86	0.08	3.34	0.12	Japan	Utilities
Svenska Handelsbanken	2.56	0.20	6.02	0.22	Sweden	Financials
East Japan Railway Co	3.49	0.23	7.76	0.23	Japan	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Discussion of Contributors and Detractors

Contributors

Embraer, a Brazilian aircraft manufacturer was a top performer during the first half. The share price is up around 120% during the period. Embraer is geared to the recovery in regional jet demand that suffered a sharp downturn at the onset of the pandemic. It is benefiting as the US domestic air travel demand recovers and sparks new orders for aircraft. US passenger volumes have recovered to be about 25% below pre-pandemic levels. In June, there were reports that Embraer’s nascent electric vertical take-off and landing business Eve will merge with a special-purpose acquisition company (SPAC) Zanite Acquisition Corp., which potentially values the stand-alone Eve business at $2 billion. The current market value for the whole of the Embraer group currently stands at $2.7bn. This led Bank of America Securities to upgrade their recommendation to Buy and price target from $8.00 to $20.00, as they see Eve as having a strong position in a market estimated to be worth some $200bn by 2035.

While Embraer certainly has the engineering know-how, according to Waller and Goodwin, they see a great deal of uncertainty to be ascribing significant value to this piece of the business. They continue to see the key driver of Embraer’s stock price being the existing regional jet business which continues to recover strongly with the company recently revealing new orders for 30 E195-E2 jets from the Canadian regional carrier Porter Airlines with an operator’s purchase rights for an additional 50.

British Telecom (BT) The incumbent telecom operator in the UK, its share price had collapsed from ~ 500p (500 pence: 100 pence = 1 pound) to around 100p, as investors’ despondency grew given its regulatory headwinds, declines in traditional telephony, pension deficit expansion due to seemingly ever-lower real bond yields and growing capital demands. Waller and Goodwin believed the value of its Openreach business, the infrastructure back bone of the UK, alone could justify the whole market value of BT at 100p, but which equated to

Fund Summary	25

just 30% of its operating income. BT is embarking on the roll out of fiber to the premises and investors rightly fretted about overcapacity and the future return BT could earn on this investment. Something needed to change, and investors needed clarity around this capital spending.

This change finally occurred earlier this year following the outcome of the regulatory review. Greater visibility around these returns has meant that investor confidence is returning. Some analysts are now estimating that BT will earn around a 12% return on its £14 billion fiber investment. This means that over the next ten years the operating income at Openreach could double, driving up group operating income by some 40%. BT has been one the best performing investments year to date. Yet, Oldfield portfolio managers believe BT still trades on very low valuation multiples, both relative to its own history and to its peers, on a forward price to earnings ratio of just ten times and an EV/EBITDA rating of five times. As such, BT has grown to be the largest investment in the portfolio. However, Waller and Goodwin are in no rush to sell and still see it as having the potential to generate the highest expected returns from current levels over the next few years in the portfolio. It is also worth noting that recently a new strategic investor, Patrick Drahi, purchased a 12% stake in BT. Goodwin says the French billionaire has a strong track record of making handsome returns in this sector through his vehicle Altice.

Mitsubishi UFJ Financial Group (MUFG) Goodwin says the starting point for any analysis of a bank is the balance sheet. MUFG has a number of strong balance sheet attributes that make it very attractive in the context of global banks. It has ample liquidity with excess deposits, it has a very strong track record on credit losses, and it is realizing huge capital gains from its holdings in domestic equities. These capital gains currently account for over 40% of the total market value of MUFG. It also owns a 20.4% stake in Morgan Stanley which accounts for another 48% of its current market value. This is before counting the value of its banking operations in Japan (60% of assets) which are by far the largest domestically and its overseas operations (40% of assets) which encompass leading businesses in fast growing countries in Asia, such as Thailand and Indonesia. The bank continues to trade on what Oldfield portfolio managers see as a depressed valuation level at just over 0.4x price to book—this they say is comparable to some of the worst banks in Europe. In addition, Mitsubishi is taking out costs and looking to improve its returns, irrespective of the external environment. Goodwin also anticipates a resumption of its share buyback operations, and its current dividend yield is 4.5% on a 40% pay-out ratio.

Nokia is a leading player in 5G, optical, broadband and software—in effect the infrastructure that will underpin the numerous technological services that are currently being deployed and under development. It has consistently reinvented itself starting as a Finnish paper mill and tire manufacturer, before evolving into electronics and telephone switches. Eventually Nokia became the world’s leading mobile phone manufacturer (which it exited in 2014) before re-focusing on network infrastructure with the acquisition of Alcatel Lucent in 2016. The integration of this business has led to issues in their legacy networks at a time when its engineers were also tasked with developing 5G, the next generation mobile technology. These operational issues had weighed heavily on the share price for several years.

Nokia’s problems are also self-inflicted and under new leadership it is embarking on a strategy to improve customer diversification and profitability. It has guided to margins as high as 16% in the past, well above the 4% it delivered in 2020. Waller and Goodwin at the time they purchased this stock believed that an 11% operating margin was achievable given the restructuring being undertaken and when comparing with history and peers. They used a multiple of slightly over one times enterprise value (EV) to sales, which is the multiple of sales that Ericsson trades on, which suggested over 50 percent upside from the time of purchase. The portfolio managers used a blend of valuation measures to derive their price target, including EV to sales and price to book value.

Nokia has net cash on the balance sheet, something the portfolio managers find particularly attractive. It also has a strong installed base among some of the world’s leading telecom operators which ensures a strong position in the deployment of 5G. Its competitive position will improve given the increased scrutiny Huawei, its main competitor from China, is under from international governments. Huawei had initially used price as a weapon and gained significant market share over the last decade in the deployment of 4G, serving to depress the profitability of its competitors. Oldfield’s research shows that it is difficult and expensive for operators to switch suppliers, but that at the very least the severe competitive threat from Huawei has been reduced in global markets.

Nokia’s new CEO, Pekka Lundmark, has been in office since the beginning of September 2020 and having rebased expectations by issuing a profit warning in October on the back of the loss of a significant share of revenue from their largest client, Verizon in the US, to Samsung. He revealed a plan targeting greater cost savings to provide for greater investment in R&D stating that he is happy to sacrifice near-term margin to ensure longer-term success in 5G. At the end of the first quarter 2021 Nokia delivered stellar results sending the share up 14% on the day. These results came in well ahead of market expectations driven by strong sales in mobile networks and infrastructure, and operating margins came in at 10.9%, ahead of their guided range for the full year of 7.0% to 10.0%. A key part of Oldfield’s thesis is the margin recovery given the issues around chipsets which hurt profitability in Nokia’s 5G deployment and the restructuring under the new CEO. Whilst there remains a long way to go these results confirm that this turnaround has begun and augers well for the future.

Detractors

Turning to detractors, Korea Electric Power’s (Kepco) share price and investor sentiment remain in the doldrums. Goodwin and Waller have long felt that this is a cheap investment expecting the shares to be revalued with a rise in tariffs to provide the company with its allowed regulatory returns. In fact, on a price to book basis it was one of the cheapest shares in the world trading at 0.3x at the time of purchase in the fund. It has however continued to decline, and the shares now trade at just 0.2x price to book. The Korean government, which controls over 50% of the shares, continues to prevent Kepco from lifting its tariffs. This is desperately needed given the rising input

26	Litman Gregory Funds Trust

costs and capital requirements to develop lower carbon-generation capacity. At the end of last year Korea introduced a much-anticipated new regulatory regime which adopted a cost-plus model to tariff regulation. Under this Kepco should be able to recover rising input costs (including carbon) over time and generate a higher and more stable long-term return for shareholders. However, so far these tariff increases have been delayed twice, with the Government citing the pandemic. This has created an unsustainable situation with Kepco increasing its debt load much to the detriment of its equity value. This debt load is now excessive, but it is deemed unlikely that the Government would want to be diluted down on any equity issuance. Goodwin says, “If Kepco can increase tariffs, then there is tremendous upside from here, but our patience so far has proved misjudged. Kepco is one of our worst performing shares in the portfolio year to date with the share price down 9%. It is one of the smallest positions in the portfolio and given the increasing leverage and uncertain outlook we are not minded to increase our exposure here at present but we are also aware that the potential for a re-rating from here remains significant. But investors will need to see this system start to work in the interests of shareholders before they will be tempted back into this stock.”

Another detractor during the first half was Exor. It is the listed investment vehicle for the industrial interests of Italy’s Agnelli family. Under the leadership of John Elkann, the chosen heir of his grandfather Gianni Agnelli, the underlying businesses have undergone radical restructuring and the focus has been on shareholder value maximization. Exor lends itself well to a sum of the parts approach to valuation as many of its holdings are already listed including FCA (now Stellantis post the merger with Peugeot), Ferrari and CNH. The largest unlisted asset is the Bermuda based reinsurer PartnerRe which Exor purchased in 2016 for around $6.7 billion.

Exor has typically traded at a large discount to the value of its holdings but it is driving structural reform at each of these underlying businesses. Goodwin says, “We as shareholders are very much aligned with management here.” It continues to hold interests in various entities many of which came from the old Fiat industrial group. One of these holdings is in CNH Industrial, the vehicle and agricultural equipment maker. CNH announced that it had ended talks to sell its truck maker Iveco to China’s FAW Jie fang. Whilst this did create some short-term weakness in the share price of CNH, this only accounts for some 16% of the net asset value at Exor and CNH is continuing to pursue a spin-off strategy for this business which Oldfield anticipates will enhance further shareholder value. This demonstrates that these underlying companies under Exor’s leadership continue to drive strategies to enhancing shareholder value.

New Purchase – Fresenius SE

In the quarter Waller and Goodwin initiated a new holding in the German listed healthcare conglomerate Fresenius SE & Co. The share price has been under a cloud given the COVID pandemic which has meant a decline in the number of patients receiving dialysis in its US business and a deferral of elective procedures impacting its hospital and injectables businesses. The shares traded on a forward price to earnings ratio of around 11 times 2021 earnings, falling to just over 10 times for 2022. Its ten-year median price to earnings ratio has been 18x, over which time revenue grew at an average 8.5% per annum. Oldfield expects revenue growth of 4.5% per annum over the next three years with the group constrained on mergers and acquisitions by company’s net debt position. The portfolio managers are comfortable with Fresenius’ debt position given the recovery they expect in its profits and the relatively defensive cash flows and assets. The shares are valued by the market today on just over 7x enterprise value to EBITDA for 2022.

Fresenius has several businesses that are quite different, but individually have very attractive attributes. Helios operates a managed hospitals business in Germany and Spain. This is a relatively stable business which should grow at mid-single digits. Kabi is a hospital supply business that specializes in lifesaving medicines and technologies for infusion, transfusion and clinical nutrition. Kabi generates operating margins in the mid-teens and mid-single digit growth. However, growth is expected to taper mid-decade as the number of new product launches in the injectables business will decline. Kabi is making investments in biosimilars to offset those declines and provide the next platform for growth. The dialysis business, Fresenius Medical Care (FMC), is publicly listed in Germany, but generates most of its revenues in the US. Fresenius holds a 32% stake in FMC, which trades at 14x 2022 earnings. Goodwin and Waller view Kabi and Helios as worth 10x times EV/EBITDA on a standalone basis, factoring the underlying fundamentals and outlook. In terms of other pillars to their thesis, management is focused first and foremost on returning the group to growth and have mooted a potential breakup of the group to unlock value. Management is also focused on reducing financial leverage within the group that should benefit equity shareholders. With the lower growth expected the portfolio managers view fair value at 12 to 13x times 2023 net income, which gives them a roughly 40% upside from purchase cost.

Q&A with Nigel Waller and Andrew Goodwin

How do you see digitalization and technology trends helping your companies become more efficient, improve margins and profitability?

We do see numerous trends in technology as leading to productivity improvements but given these in large part are available to all industry participants any benefits may be temporary and ultimately competed away. It is very hard to generalize across sectors but far better to focus on individual companies and what they are doing individually. It is perhaps worth highlighting those companies where we can see clear transformation of their activities owing to the adoption of new technologies. A case in point being Siemens.

Siemens is in the midst of a structural shift from an industrial conglomerate to a more focused technology company. Siemens has developed a substantial software business with some €4 billion in sales which we identified before we purchased the shares as a source of ‘hidden value’. Towards the end of the second quarter 2021 Siemens held a capital markets day, the first under its new leader Roland

Fund Summary	27

Busch. He outlined how they will begin to transition most of their software business to a subscription-based model and start reporting recurring revenues. This increased visibility will give investors greater insight into a business that previously had been buried within the larger industrial group and peers for this business trade on very high valuation multiples. In the quarter, Siemens continued its pivot towards software with the acquisition of SupplyFrame Inc for $700 million, a supply-chain management firm. The software business is driving higher margins at the group level, with software-as-a-service companies like SupplyFrame typically having gross margins of around 80%. Demand for supply chain management systems is also growing after the fallout from the pandemic disrupted cross border flows of raw materials and components.

How do you approach commodities? Please discuss ENI, the one energy company you own?

Given our contrarian nature we prefer to own commodities when they are out of favor as this can provide the best stock-specific opportunities. Looking back to our history of commodity investments, Rio Tinto comes to mind. In 2017, when iron ore was towards the low end of its historic range at around $40, we found Rio Tinto a very attractive opportunity. It had one of the strongest balance sheets in the sector and was the lowest cost operator, meaning as supply which was no longer economical to produce at $40 and created conditions for future price increases, Rio would be the last man standing. It also meant that Rio Tinto was able to invest counter-cyclically, and it did at the time investing billions of dollars into Bauxite production something which it reaped the benefits of later.

Regarding ENI, in 2020, it suffered from a collapse in forward consensus earnings forecasts reflecting market analysts lowering their realized oil price assumptions from $65 to $45 per barrel of oil equivalent, to reflect the fall in the price of oil owing to the demand shock from the pandemic lockdowns. Even on these downgraded forecasts, ENI was still seen as generating around €3 billion in free cash flow which compared favorably to the then market value and generated a very attractive 12.5% free cash flow yield. In our own forecasts, we used $50 oil which did not seem overly aggressive as Brent was at $70 at the start of the year. With recovery in the global economy we expected oil demand to recover and the oil price is now at $75. Even using $50 oil we still see a total return of some 38% over the next two years. Although, according to BP’s latest Energy Outlook, it seems likely we may already have seen the historic peak for oil demand in 2019. That said, the most aggressive forecast for the energy transition to non-fossil fueled transport does not inflect meaningfully until 2030.

Portfolio Mix

As mentioned above, sector and country weightings in PartnerSelect Oldfield International Value are largely a residual of bottom-up stock picking. Versus its primary benchmark, iShares MSCI EAFE Value ETF, as of June 30, 2021, the fund’s largest underweights were to financials (22.67% vs 26.71%) and materials (0% vs 9.45%).

In absolute terms, the fund’s largest weighting is to financials. Exposure here is diversified across five holdings with different investment drivers:

Exor: A Dutch conglomerate (Partner Re insurance is its largest unlisted asset) undergoing restructuring and trading at a significant discount to the estimated values of its underlying holdings.

Lloyds: A well-capitalized conservatively managed U.K. bank generating high returns relative to peers and trading at attractive valuation

MUFG: Japanese bank with a strong balance sheet and an established track record on credit losses. A compelling sum of the parts story.

Svenska Handelsbanken: Swedish bank that stacks up superior relative to its competitors on customer satisfaction and having the lowest cost base, the highest credit quality, and low staff turnover. The bank trades at an attractive valuation and offers a dividend yield of around 7%.

Nomura: A diversified financial services holdings company in Japan. A sum of the parts story.

The next largest sector is industrials (19.95% vs 11.76% for the benchmark). It is also the Fund’s largest overweighting.

At the country or regional level, the fund’s weighting to Europe (+61.43%) is in line with that of the index ETF (+62.33%). The next largest allocation is to Japan (+21.49%), a slight underweighting relative to the benchmark’s 23.83% weighting.

Over the past six months, the regional allocations changed slightly. Allocation to Asia decreased by about four percentage points in favor of Europe and Latin America. At the sector level, the shifts were more noteworthy. Allocation to industrials and technology decreased by over six and three percentage points, respectively, in favor of increases to health care (+4.49%) and financials (+3.18%) and communication services (+2.76%).

28	Litman Gregory Funds Trust

Sector Weights	POIVX	iShares MSCI EAFE Value ETF as of 6/30/2021
Communication Services	7.2%	6.5%
Consumer Discretionary	7.3%	9.3%
Consumer Staples	4.5%	6.7%
Energy	3.6%	6.0%
Finance	22.7%	26.7%
Health Care & Pharmaceuticals	13.6%	8.7%
Industrials	19.9%	11.8%
Information Technology	5.6%	3.0%
Materials	0.0%	9.5%
Real Estate	0.0%	5.1%
Utilities	9.1%	6.3%
Cash	6.6%	0.6%

	100.0%	100.0%

Regional Allocation	POIVX	iShares MSCI EAFE Value ETF as of 6/30/2021
Africa	0.0%	0.0%
Australia/New Zealand	0.0%	7.6%
Asia ex	6.0%	3.9%
Japan	21.5%	23.8%
Western Europe and UK	61.4%	62.3%
Latin Am	4.5%	0.3%
North America	0.0%	0.9%
Middle East	0.0%	0.6%
Cash	6.6%	0.6%

	100.0%	100.0%

* Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	29

PartnerSelect Oldfield International Value Fund Managers

INVESTMENT MANAGER	FIRM
Nigel Waller and Andrew Goodwin	Oldfield Partners LLP

Oldfield International Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect Oldfield International Value Fund from November 30, 2020 to June 30, 2021 compared with the MSCI EAFE Value Index and Morningstar Foreign Large Value Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

30	Litman Gregory Funds Trust

PartnerSelect Oldfield International Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 89.6%

Brazil: 4.5%
74,300	Embraer S.A.-ADR*	$1,124,902

Finland: 1.9%
87,887	Nokia Oyj*	470,311

France: 4.5%
10,718	Sanofi	1,122,340

Germany: 18.5%
18,693	Bayer AG	1,134,459
100,519	E.ON SE	1,161,945
21,519	Fresenius SE & Co. KGaA	1,121,967
7,777	Siemens AG	1,231,511

		4,649,882

Italy: 3.6%
73,864	Eni SpA	898,997

Japan: 21.2%
10,000	East Japan Railway Co.	713,887
54,900	Kansai Electric Power Co., Inc. (The)	523,834
31,600	Mitsubishi Heavy Industries Ltd.	930,299
209,500	Mitsubishi UFJ Financial Group, Inc.	1,132,213
177,900	Nomura Holdings, Inc.	909,687
12,900	Toyota Motor Corp.	1,128,053

		5,337,973

Netherlands: 5.0%
15,833	EXOR N.V.	1,267,674

South Korea: 5.9%
53,300	Korea Electric Power Corp. - ADR	575,640
511	Samsung Electronics Co. Ltd. - GDR	911,369

		1,487,009

Sweden: 3.6%
80,989	Svenska Handelsbanken AB - Class A	913,538

United Kingdom: 20.9%
668,363	BT Group Plc*	1,790,119
77,208	easyJet Plc*	953,797
2,182,022	Lloyds Banking Group Plc	1,406,536
360,507	Tesco Plc	1,109,657

		5,260,109

TOTAL COMMON STOCKS (Cost $20,464,830)		22,532,735

PREFERRED STOCK: 2.7%

Germany: 2.7%
6,301	Porsche Automobil Holding SE - (Preference Shares)	674,746

TOTAL PREFERRED STOCK (Cost $431,640)		674,746

TOTAL INVESTMENTS (Cost: $20,896,470): 92.3%		23,207,481

Other Assets in Excess of Liabilities: 7.7%		1,939,576

NET ASSETS: 100.0%		$25,147,057

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	31

PartnerSelect SBH Focused Small Value Fund (PFSVX)

The PartnerSelect SBH Focused Small Value Fund rose 16.37% in the first half of 2021, finishing the period well behind the 26.69% return for the Russell 2000 Value Index benchmark, and the 27.07% gain for the Morningstar Small Blend category. Since the fund’s inception in July 2020, the fund has gained 47.90% compared to the 69.78% gain for the benchmark.

Institutional Class Performance as of 6/30/2021	3-Month	Year-to-Date	Since Inception
PartnerSelect SBH Focused Small Val Fund Ins (7/31/2020)	-1.00%	16.37%	47.90%
Russell 2000 Value	4.56%	26.69%	69.78%
Morningstar Small Value Category	4.50%	27.07%	66.95%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. Returns less than one year are not annualized. As of the prospectus dated 4/30/2021, the gross and net expense ratios for the Focused Small Value Fund were 2.11% and 1.15%, respectively. There are contractual fee waivers in effect through 4/30/2022.

Portfolio Commentary from SBH

In the first half of the year the fund generated a strong absolute return, but market trends proved to be strong headwinds to relative performance. Although frustrating, we remain steadfast in our investment discipline, and the portfolio’s positioning did not change in any significant manner during the period.

The year got off to challenging start when the fund underperformed the benchmark by 476bps in the month of January. The benchmark’s performance in the month was driven by names such as GameStop, which we consider speculative given their high levels of short-interest, and little or no profits. Similar market trends persisted in the second quarter. Unprofitable companies with negative or low return-on-invested-capital, high short-interest, and high amounts of leverage continued to drive the index higher. We do not have exposure to companies with these characteristics.

The disparity of performance between what worked and what we seek was wide, especially in the second quarter. For example, stocks characterized as highly shorted were, on average, up 42.2%, unprofitable companies gained 17.5%, and highly leveraged stocks rose 16.6%. By comparison, stocks with the characteristics we seek—strong and improving fundamentals with attractive risk-reward—did not keep pace. Stocks with high profitably were down -1.5%, profitable companies fell -5.3%, and low leverage stocks declined -9.3%. “Meme” stocks (as they are called) dominated performance within the Russell 2000 Value benchmark. Meme stocks contributed almost 30% of the benchmark’s return in the second quarter, and again, we did not own any of these speculative businesses.

What has driven the small-cap value market are traits that are the antithesis of our style, and how we think and invest. These are the tests of investment discipline and philosophical conviction. The question to ask is always, “Has something permanently changed?” We do not see that being the case. While our portfolio has lagged the benchmark in a period of very strong gains, we have not had disasters in individual portfolio holdings. Simply put, we are not invested in the areas that the market has recently favored, and such extreme trends have rarely been seen in a quarter much less for consecutive quarters.

At the portfolio level, we are seeing a lot of great asset-allocation decisions by our management teams that we believe will lead to higher ROICs and better uses of capital for organic and inorganic strategic purposes. These moves have improved balance sheets for many of our portfolio holdings, and we remain excited about the opportunities, even if in the immediate term, the market is not rewarding these attributes. We believe our management teams are stronger than those running “meme” stocks, because they (and we) are focused on the long-term value creation by improving ROIC and increasing economic profit. We know that over time, higher ROIC has had a strong correlation with outperformance. We continue to look through a lens of reward and risk despite the current market ignoring the risk equation on almost any front.

We appreciate your confidence.

Key Performance Drivers

At the sector level, industrials was the largest allocation in the portfolio at 31.47% at the end of the period. While the sector was a detractor so far this year, Dickherber and Nicholson have identified attractive opportunities with significant return on invested capital (ROIC) catalysts emerging as management teams with appropriate incentives are in place to strategically transform how these businesses operate regardless of macro influences. REV Group, Inc. is an American manufacturer of specialty vehicles, that the co-managers identified in 2020 as having a significant opportunity to have an inflection in their ROIC due to the new management team aggressively focusing on operations by implementing a “lean culture.” Dickherber and Nicholson’s investment thesis surrounding this ROIC improvement has only grown stronger over the last several quarters and they do not believe the stock’s current valuation fully reflects the potential margin and

32	Litman Gregory Funds Trust

ROIC improvement over the next several years. The stock climbed 78.67% over the six-month period, but it did decline in the second quarter as the largest holder undertook a secondary equity offering of a portion of their shares which disappointed the market. After a site visit to the REV’s operations during the second quarter, it is clear to Dickherber and Nicholson that operational results should remain very strong, and they are optimistic about margin expansion over the next few years causing an inflection in ROIC.

Another industrial holding is Astec Industries, which was a detractor in the period, falling 6.78%. The thesis for investing in Astec, a manufacturer of specialized equipment for asphalt road building, aggregate processing and concrete production, centers around confidence in the newer management team and what they are bringing to the operational excellence side of the business, which was previously absent from the firm’s culture. Dickherber and Nicholson believe the margin and ROIC opportunity is significant. In the near-term, however, the company is facing headwinds from component shortages as well as labor and raw material inflation. These headwinds caused an earnings miss versus expectations for first quarter, and this could carry over to the second quarter. But the co-managers believe this will be temporary and they maintain their positive longer-term outlook.

Within consumer discretionary, Harley-Davidson was the top contributor in the period. Under new leadership, Harley-Davidson has seen increasing momentum around managing costs, improving margins, and operational execution. Optimism regarding demand trends within the core motorcycle category, as well as an innovation pipeline that was starved under prior management, is contributing to the overall excitement for the stock. The stock’s outperformance during the period (up 38.81%) was a culmination of strong execution through supply chain headwinds as well as setting realistic expectations The overall trend of consumer demand for outdoor activities as well as a financially healthier consumer has driven a recovery in demand for Harley-Davidson products.

The health care sector was a detractor in the period, mostly due to the selection effect. An underperforming stock was Orthofix Medical, a medical device company. Dickherber and Nicholson visited the company’s new management team during the second quarter and came away confident in their investment thesis; the stock was added to the portfolio at its inception in August 2020. The co-managers believe that management is driving accountability through operational and innovation focus, and this should result in significantly higher ROICs over the next 2 to 5 years. There is a proposed FDA reclassification for non-invasive bone growth stimulators, which is one of Orthofix’s main product categories. A reclassification would potentially reduce the regulatory burden for manufacturers and thus create concerns of some added competition. Dickherber and Nicholson believe, however, that the management team has prepared both defensively and offensively, which gives them confidence that this will be more than navigable and even has the potential to be utilized to the benefit of the company.

Within the materials sector, Ferro Corp., an American producer of technology-based performance materials for manufacturers, was acquired during the second quarter of 2021. Owning the stock was based on the upgrading of the company’s product mix to higher margins through bolt-on acquisitions centered around driving ROICs higher over time. The stock was a successful position, they added the stock at time of the fund’s inception with an average price around $13.60 and sold it at the end of the period at near $21.50.

A top-performing name on an individual basis was NCR Corp. in the Information Technology sector. NCR’s outperformance was based on continued excitement around the overall positioning of the business to benefit from the reopening of the economy as well as the recently closed acquisition of Cardtronics. The management team has continued to execute very well, after having significantly refocused the company the last few years, leading to higher ROIC opportunities for their verticals within payment technology.

Top 10 Contributors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
REV Group Inc	2.99	0.03	78.67	1.94	Industrials
Ferro Corp	2.41	0.03	47.44	1.16	Materials
NCR Corp	4.44	0.00	21.40	0.99	Information Technology
Harley Davidson Inc.	1.85	0.00	38.81	0.89	Consumer Discretionary
Six Flags Entertainment Corp	3.24	0.00	26.92	0.84	Consumer Discretionary
Coty Inc	2.57	0.00	30.81	0.75	Consumer Staples
Beacon Roofing Supply Inc	2.31	0.20	32.50	0.71	Industrials
Element Solutions Inc	1.96	0.00	32.57	0.70	Materials
Sterling Construction Co Inc	1.95	0.04	29.66	0.65	Industrials
Tapestry Inc	0.62	0.00	39.51	0.62	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	33

Top 10 Detractors as of the Six Months Ended June 30, 2021
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Glatfelter Corp	2.82	0.05	-13.18	-0.41	Materials
Quotient Technology Inc	1.00	0.03	-20.81	-0.38	Consumer Discretionary
Circor International Inc	1.75	0.05	-15.19	-0.28	Industrials
Orthofix Medical Inc	3.34	0.06	-6.68	-0.23	Health Care
KBR Inc	0.46	0.32	-7.06	-0.13	Industrials
Astec Industries Inc	0.37	0.11	-6.78	-0.12	Industrials
Equity Commonwealth REIT	2.26	0.00	-3.96	-0.11	Real Estate
Mednax Inc	0.43	0.14	-8.72	-0.07	Health Care
Compass Minerals International Inc	3.28	0.00	-1.87	-0.06	Materials
Belden Inc	0.18	0.15	-2.26	-0.05	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PartnerSelect SBH Focused Small Value Fund Attribution

Sector Weights	Fund	Russell 2000 Value as of 6/30/2021
Communication Services	0.0%	4.5%
Consumer Discretionary	9.3%	8.3%
Consumer Staples	9.1%	2.8%
Energy	1.3%	6.6%
Finance	13.1%	25.3%
Health Care & Pharmaceuticals	4.4%	11.4%
Industrials	34.2%	15.1%
Information Technology	10.7%	5.5%
Materials	10.2%	4.7%
Real Estate	2.1%	11.1%
Utilities	0.0%	4.6%
Cash	5.6%	0.0%

	100.00%	100.00%

* Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

34	Litman Gregory Funds Trust

Market Capitalization:

micro Less Than 1 Billion

small 1 Billion to 5.0 Billion

smid 5.0 Billion to 12.0 Billlion

mid 12.0 Billion to 35.5 Billion

large Greater than 35.5 Billion

* Totals may not add up to 100% due to rounding

Fund Summary	35

PartnerSelect SBH Focused Small Value Fund Managers

INVESTMENT MANAGER	FIRM
Mark Dickherber and Shaun Nicholson	Segall Bryant & Hamill, LLC

SBH Focused Small Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect SBH Focused Small Value Fund from July 31, 2020 to June 30, 2021 compared with the Russell 2000 Value Index and Morningstar Small Value Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

36	Litman Gregory Funds Trust

PartnerSelect SBH Focused Small Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 94.4%

Consumer Discretionary: 9.3%
38,009	Gildan Activewear, Inc.	$1,403,292
32,232	Harley-Davidson, Inc.	1,476,870
73,507	Quotient Technology, Inc.*	794,611
39,393	Six Flags Entertainment Corp.*	1,704,929
29,340	Under Armour, Inc. - Class A*	620,541

		6,000,243

Consumer Staples: 9.1%
316,205	Coty, Inc. - Class A*	2,953,355
53,855	Hain Celestial Group, Inc. (The)*	2,160,663
16,712	TreeHouse Foods, Inc.*	744,018

		5,858,036

Energy: 1.3%
24,199	Dril-Quip, Inc.*	818,652

Financials: 13.1%
25,758	Glacier Bancorp, Inc.	1,418,750
20,087	Lakeland Financial Corp.	1,238,163
36,973	National Bank Holdings Corp. - Class A	1,395,361
39,991	Seacoast Banking Corp. of Florida	1,365,693
82,366	Umpqua Holdings Corp.	1,519,653
47,664	United Community Banks, Inc.	1,525,724

		8,463,344

Health Care: 4.4%
4,339	ICU Medical, Inc.*	892,966
48,792	Orthofix Medical, Inc.*	1,957,047

		2,850,013

Industrials: 34.2%
25,788	AAR Corp.*	999,285
28,492	Apogee Enterprises, Inc.	1,160,479
10,456	Astec Industries, Inc.	658,100
32,104	AZZ, Inc.	1,662,345
30,183	Beacon Roofing Supply, Inc.*	1,607,245
36,664	CIRCOR International, Inc.*	1,195,246
18,589	EnerSys	1,816,703
35,900	KBR, Inc.	1,369,585
47,924	Quanex Building Products Corp.	1,190,432
16,380	Regal Beloit Corp.	2,186,894
129,443	REV Group, Inc.	2,030,961
57,274	SP Plus Corp.*	1,752,012
47,151	SPX Corp.*	2,879,983
64,290	Sterling Construction Co., Inc.*	1,551,318

		22,060,588

Information Technology: 10.7%
27,526	Belden, Inc.	1,391,990
19,267	FARO Technologies, Inc.*	1,498,395
58,904	NCR Corp.*	2,686,611
29,201	Progress Software Corp.	1,350,546

		6,927,542

Materials: 10.2%
34,197	Compass Minerals International, Inc.	2,026,514
65,904	Element Solutions, Inc.	1,540,836
62,548	Ferro Corp.*	1,349,160
120,942	Glatfelter Corp.	1,689,560

		6,606,070

Shares		Value

Real Estate: 2.1%
51,539	Equity Commonwealth-REIT	$1,350,322

TOTAL COMMON STOCKS (Cost $49,641,792)		60,934,810

TOTAL INVESTMENTS (Cost: $49,641,792): 94.4%		60,934,810

Other Assets in Excess of Liabilities: 5.6%		3,630,080

NET ASSETS: 100.0%		$64,564,890

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	37

PartnerSelect Alternative Strategies Fund

The PartnerSelect Alternative Strategies Fund (Institutional Share Class) gained 4.12% for the first six months of 2021. During the same period, 3-month LIBOR returned 0.09%, the Morningstar Multistrategy category gained 5.53%, the HFRX Global Hedge Fund Index gained 3.73%, and the Bloomberg Barclays U.S. Aggregate Bond Index lost 1.60%.

Since its inception on September 30, 2011, the fund’s annualized return is 5.10%. This compares very favorably to the 0.92% return for 3-month LIBOR, 3.32% for the Morningstar Multistrategy category, 2.60% for the HFRX Global Hedge Fund Index, and 3.09% for the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s volatility (annualized standard deviation) is 4.61% and its beta to the U.S. stock market is 0.28.

Quarter End Performance as of 6/30/2021
	Average Annual Total Returns
	3 Month	Year-to- Date	1 Year	3 Year	5 Year	Since Inception
PartnerSelect Alternative Strategies Fund Institutional Class	1.63%	4.12%	13.44%	5.65%	5.07%	5.10%
PartnerSelect Alternative Strategies Fund Investor Class	1.65%	4.06%	13.20%	5.41%	4.82%	4.86%
3-Month LIBOR	0.04%	0.09%	0.21%	1.47%	1.45%	0.92%
Bloomberg Barclays Aggregate Bond Index	1.83%	-1.60%	-0.33%	5.34%	3.03%	3.09%
Morningstar Multistrategy Category	2.68%	5.53%	12.48%	3.69%	3.30%	3.32%
HFRX Global Hedge Fund Index	2.41%	3.73%	12.01%	4.22%	4.22%	2.60%
Russell 1000 Index	8.54%	14.95%	43.07%	19.16%	17.99%	17.20%
SEC 30-Day Yield1 as of 6/30/2021 Institutional: 1.91% Investor: 1.66%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/2021 Institutional: 1.63% Investor: 1.38%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Distribution Yield[3] as of 6/30/2021 (Institutional): 2.77%
Trailing Twelve-Month (TTM) Distribution Yield as of 6/30/2021 (Investor): 2.50%

[3]  TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

Expense Ratios	MASFX	MASNX
Gross Expense Ratio	1.75%	1.99%
Net Expense Ratio	1.47%	1.71%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2022. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	1.33%	1.57%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com.

The Risk/Return Statistics table below presents some of the key performance metrics that we track for the fund.

PartnerSelect Alternative Strategies Fund, Risk/Return Statistics, 6/30/21
	MASFX	Bloomberg Barclays Agg	Morningstar Multistrategy Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	5.10	3.08	3.32	2.60	17.20
Total Cumulative Return	62.41	34.48	37.46	28.46	369.96
Annualized Std. Deviation	4.61	2.99	4.26	4.29	13.58
Sharpe Ratio (Annualized)	0.96	0.83	0.64	0.47	1.20
Beta (to Russell 1000)	0.28	0.00	0.29	0.27	1.00
Correlation of MASFX to	1.00	-0.06	0.83	0.68	0.80
Worst 12-Month Return	-5.36	-2.47	-6.65	-8.19	-8.03
% Positive 12-Month Periods	85.85%	81.13%	71.70%	70.75%	94.34%
Upside Capture (vs. Russell 1000)	28.87	7.97	25.71	22.95	100.00
Downside Capture (vs. Russell 1000)	26.34	-8.35	34.39	33.93	100.00
Upside Capture (vs. AGG)	90.38	100.00	73.35	53.36	246.71
Downside Capture (vs. AGG)	4.81	100.00	33.78	17.17	-78.74
Past Performance does not guarantee future results
Since inception (9/30/11)

38	Litman Gregory Funds Trust

Portfolio Commentary

The fund returned 4.12% for the first half of the year, which is on track to achieve our annualized mid-to-upper single-digit longer-term return expectation.

The FPA Contrarian Opportunity strategy has been the top performer for the year, up 12.66%, which is not surprising given it has by far the highest equity beta among the five strategies on the fund. FPA performed particularly well in the first quarter, benefiting from the sharp recovery of value and cyclical stocks relative to growth and defensive names. FPA was also the top performer in Q2, although the rotation from growth to value stocks reversed in June.

Water Island’s Arbitrage and Event Driven strategy is the second-best performer for the year, up 4.13%. However, June was a tough month for this strategy too, as regulatory concerns sent a shiver through the merger-arbitrage community, reminding participants that the strategy is also called “risk arbitrage” for a reason. Though the impact to the portfolio was relatively minor, on the margin it helped contribute to a slightly disappointing end to a good first half of 2021.

The other three strategies on the fund all posted positive returns for June, the second quarter and the year-to-date. Both DoubleLine Opportunistic Income and Loomis Sayles Absolute Return are up close to 4% for the year, with returns of 3.63% and 3.70%, respectively. The Blackstone Credit Systematic Group’s (BCSG, formerly known as DCI) Long-Short Credit strategy is lagging with a slight positive return for the year. The past year has been a tough credit market environment for the strategy, as low-quality corporate bonds (which BCSG tends to short) have rallied far beyond what their fundamentals appear to justify. (Recall that, conversely, BCSG held up very well during the market crash in March 2020.) However, BCSG’s performance improved in the second quarter and market conditions look to be turning more favorable for their fundamentally driven long-short credit-picking approach.

Despite generally low yields and high valuations across the U.S. bond and stock markets, there are areas of opportunity for our other managers/strategies as well. For example, FPA has been finding selective opportunities among SPACs, overseas equities and U.S. private credit. For Water Island, merger deal spreads are more attractive now, allowing for better prospective returns if managers pick the right deals and avoid or minimize ones with significant challenges. While the recent (June) bump in the road is minor compared to the hill encountered in the first quarter of 2020, the principle is the same, and requires the same discipline and risk awareness from managers to be positioned to benefit on the other side. We saw this pay off during the year following the depths of market chaos in March 2020. This certainly isn’t close to the same magnitude, but in the context of a market with much less low-hanging fruit (e.g., the VIX is at roughly half the level of a year ago and credit spreads are close to all-time tights), we’ll take opportunities where they are presented.

We are pleased with the fund’s 13.44% trailing one-year return but don’t expect to match it in the next 12 months, barring something unusual happening. That said, the portfolio is still benefiting from a nice tailwind of structured credit recovery in DoubleLine’s portfolio (and Loomis Sayles’s, to a lesser extent). Combined with what should be a good environment for merger/event investing with huge deal volume and plenty of dry powder remaining in private equity, the cupboard is far from bare. And we know there will always be new opportunities that emerge across the global markets, which are within our managers’ investment wheelhouse. With reasonably conservative positioning overall, the fund’s experienced, patient and opportunistic sub-advisors should be well-positioned to take advantage.

Performance of Managers

For the first half of 2021, all five sub-advisors produced positive returns. FPA’s Contrarian Opportunity strategy gained 12.66%. Water Island’s Arbitrage and Event Driven strategy gained 4.13%. The Loomis Sayles Absolute Return strategy gained 3.70%. DoubleLine’s Opportunistic Income strategy gained 3.63%. The Blackstone Credit Systematic Group (DCI) Long-Short Credit strategy returned 0.24%. (All returns are net of the management fee charged to the fund.)

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to Blackstone Credit Systematic Group (DCI), Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Fund Summary	39

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2021

Manager Commentaries

Blackstone Credit Systematic Group (formerly DCI):

The Blackstone Credit Systematic Group’s Long-Short Credit Managed Account returned +0.24% (net of fees) in the first half of 2021, as positive second quarter performance reversed a decline from Q1. Despite struggling amidst the continued strong recovery rally over the last year, credit selection gained some traction during the second quarter. We expect the forward environment to be potentially supportive of convergence in our credit selection, as dispersion in fundamentals and default probabilities are both elevated and varied, and we anticipate that credit fundamentals will re-assert themselves during the re-opening phase of the economic recovery.

The CDS sleeve has been a negative contributor to returns so far this year, though it too rebounded slightly in Q2, while the bond sleeve has generated steady alpha on the back of credit selection. Beta effects in the portfolio were about flat, as both rates and net credit exposure remain well-controlled and low. This has been an important point this year amidst the increasing volatility in both rates and credit betas, and hence our returns are uncorrelated with market factors, as intended for this strategy.

For the year to date, the portfolio excess returns have been tempered, as lower-rated firms continued to benefit from recovery, with the portfolio gains led by long positions in the broad energy sector. The portfolio also benefitted from selection in consumer names as well as from names in the materials and finance sectors. The portfolio has moved to short the consumer sectors and from a long to a short position in technology overall. The portfolio has tended to remain somewhat short recovery names (especially cruise lines) which was a drag in Q2, but which is balanced against some longs in travel and transport, as well as the energy names. This balance is somewhat comforting as COVID-uncertainty remains elevated. Energy remains interesting because the sector recovery has gained traction even as name dispersion remained elevated. Our model sees further opportunities among energy names here due to the improving conditions generally and wide dispersion of fundamentals, and the steady rise in oil prices has been a growing tailwind. The risk exposure is, as usual, concentrated in idiosyncratic names and the portfolio continues to be unusually neutral (in terms of net long-short exposure) across most sectors. We are long in energy and financials and short in consumer.

DoubleLine:

For the year-to-date period ended June 30, 2021, the DoubleLine Opportunistic Income portfolio sharply outperformed the Bloomberg Barclays US Aggregate Bond Index return of -1.6%. The primary drivers of the outperformance were duration positioning and asset allocation. In terms of duration positioning, the portfolio consistently maintained a lower duration than the Index which bolstered relative performance during the first quarter of 2021 when 10-year and 30-year US Treasury yields rose by 83 bps and 77 bps, respectively. In addition, the investment team tactically added some duration exposure after the initial selloff in rates and that allocation performed well in the final weeks of the second quarter when long term US Treasury yields started to decline.

As for asset allocation, the portfolio maintained a larger exposure to credit assets than the Index throughout the year-to-date period, consistent with its opportunistic mandate. The overweighting of various credit sectors was a significant driver of outperformance as the US economy made large strides in recovering from the pandemic and fixed income credit assets performed especially well. The largest contributors to performance for the first half of 2021 were asset backed securities (ABS), non-Agency Commercial Mortgage-Backed Securities (CMBS), and non-Agency Residential MBS. The ABS and non-Agency CMBS allocations were more severely impacted by the

40	Litman Gregory Funds Trust

COVID-19 pandemic than other asset classes due to their exposure to the travel and leisure segment of the economy, so they naturally stood the most to gain from a successful vaccine rollout in the US. As vaccination rates increased and daily new case counts declined, these sectors enjoyed sizeable price rallies as their future cash flows became more certain in the eyes of investors. The non-Agency RMBS sector also benefitted from the economy reopening, but these securities got another added boost from the rock-solid housing fundamentals that likely stemmed from Americans prioritizing homeownership. In addition, real-estate related sectors gained favor with investors in the spring of 2021 when rising inflation readings started to make headlines. Real estate is often considered one of the best hedges for investors in a market that could experience elevated and prolonged inflation pressures.

The only sector in the portfolio that detracted from performance was Agency RMBS, which is consistently the longest duration sector in the portfolio. The sharp rise in interest rates during the first quarter of 2021 caused negative performance for these assets, but they did contribute nicely to performance in June 2021 when long-term US Treasury bonds found their footing and started rallying again. As of June 30, 2021, the Portfolio has a duration of 3.23 years and an estimated yield-to-maturity of 5.86%.

FPA:

Overview

The FPA Contrarian Opportunity strategy gained 3.54% in 2021’s second quarter and 36.12% for the trailing twelve months, net of fees. The portfolio generated 90.2% of the average of the S&P 500 and MSCI ACWI’s return in the trailing twelve months, outperforming its own 75.4% average net risk exposure.1 The portfolio’s performance is captured in the following table:

Exhibit A: Performance versus Illustrative Indices2

	Q2 2021	Trailing 12-month
FPA Contrarian Opportunity portfolio (net)	3.54%	36.12%
MSCI ACWI	7.39%	39.27%
S&P 500	8.55%	40.79%
60% MSCI ACWI / 40% BBgBarc U.S. Agg	5.15%	22.19%
60% S&P 500 / 40% BBgBarc U.S. Agg	5.84%	23.02%

Portfolio discussion

As stewards of your capital, the FPA Portfolio Management Team (“the Team”) presently find ourselves feeling uncomfortably comfortable, which we find an odd sensation. We don’t mean to imply that we feel complacent; however, the portfolio’s cash levels are significantly lower than in recent years. With a relatively modest amount of dry powder, we no longer wake each morning hoping for a market pullback that offers a flood of potential bargains. Instead, we would now be happy with a sale in just one section of the store, allowing us to pick up a few discounted securities to go along with a shopping cart that is already relatively full—and we may have tempted fate and invited such an opportunity with their opening line.

But just because we do not currently welcome a large drawdown for the markets, it does not mean that it will not happen. In fact, we are virtually certain at some point it will, but we just can’t tell you when. Though the portfolio will not be immune to the next selloff, whenever it may arrive, we remain committed to seeking equity-like returns over the long-term while avoiding permanent impairment of capital.

The top contributors to and detractors from the portfolio’s trailing 12-month returns are listed below.

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of June 30, 20213

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	3.49%	5.3%	McDermott (multiple issues)	-1.48%	1.2%
Jefferies Financial Group	2.50%	2.3%	Porsche/Auto Basket (pair trade)	-1.26%	-0.5%
AIG	1.71%	2.9%	SPDR S&P 500 ETF Trust (short)	-0.53%	-1.4%
TE Connectivity	1.67%	2.6%	Financial Select Sector SPDR Fund (short)	-0.09%	-0.3%
Comcast	1.62%	3.4%	Western Digital TL/Corp (pair)	-0.05%	-0.1%

	10.99%	16.5%		-3.41%	-1.1%

[1]

Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the FPA portfolio’s exposure to risk assets as a percent of total assets. The portfolio’s net risk exposure as of June 30, 2021 was 76.9%.

[2]

Comparison to the indices is for illustrative purposes only. The portfolio does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Fund shareholders may only invest or redeem their shares at net asset value.

[3]

Reflects the top five contributors and detractors to the portfolio’s performance based on contribution to return for the trailing twelve months through June 30, 2021. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the period. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Fund Summary	41

Truth be told, even one year does not align with how we view the world. Of course, a longer than average holding period does not guarantee higher than average returns, but it reflects how the Team is willing to manage your capital in a differentiated manner in our quest for differentiated returns.

In fact, there have been many situations where the portfolio has held names for multi-year periods, and there were periods during those times where performance lagged. While it certainly would have aided portfolio returns if it had been able to enter, exit, and ultimately re-enter each name to avoid the periods of fallow results, such ambidexterity is easier said than done. We say this with experience, having previously sold shares in high quality equities assured in the belief we would be able to repurchase them in the future at a lower price. Oddly, even when the shares did subsequently trade off, we demonstrated an uncanny consistency for proclaiming the right price for re-entry to be some 5-10% lower than where the shares ultimately bottomed. This has led us to conclude that when it comes to investing in quality equities, one of the keys to generating attractive compound returns is to not interfere with the process of compounding.

So, while at times it may look like the portfolio is sitting on names that are stuck in the mud, it is fair to assume that we are not overly perturbed by short-term underperformance provided we remain confident that such securities are simply building kinetic energy ahead of delivering future gains. In this manner, you can think of the Team coming into the office each day and not eating the marshmallow lying on their desks, confident that the delayed gratification will be rewarded in the form of a much larger marshmallow at a future date.

We believe this approach has served us well over time at the portfolio level. Arguably, the strategy has done a respectable job of consistently delivering equity-like rates of return over extended periods. The kink of course is that one could only realize these returns by holding the portfolio through periods of underperformance and resisting the urge to look for a tastier marshmallow elsewhere. The Team realizes this style of investing with a multi-year outlook is not for everyone, but if you are reading this commentary, we thank you for partnering with us on the journey.

But past aside, the matter at hand is how the portfolio is currently positioned and what prospective returns will be in the coming years. Unfortunately, we still does not have a crystal ball to tell us what the future holds for inflation, COVID-19 variants, or GDP growth. We can tell you with confidence that we like what the portfolio owns in terms of quality and value and are comfortable with their current level of net exposure. Though we do not view the market at large as particularly inexpensive at present, we are not overly concerned with where the market may trade, as we don’t own the market.

Many managers start with an index benchmark when constructing their portfolio and then play a game of over- or underweighting various names or sectors. In sharp contrast, we start with a completely blank page and have a portfolio that looks nothing like any index we have ever observed. So, while the portfolio owns many well-known companies, such as three of the FAANG constituents, which the Team believes are reasonably valued, we also round out the portfolio’s holdings with a collection of names that either remain starkly out of favor or are largely absent from the major indices.4 Examples of such securities include the portfolio’s Asian holding companies such as LG Corp, Samsung C&T, Softbank, and Swire Pacific, as well as its “Chinternet”-focused positions in Alibaba, Naspers/Prosus, and Baidu.5

Though we have discussed the Chinese internet conglomerates regularly in prior commentaries and conference calls, LG Corp, Samsung C&T, and Softbank are names that were purchased in 2020, and have yet to be publicly profiled. Interestingly, LG Corp and Samsung C&T trade at discounts to the Team’s estimates of intrinsic value greater than 50% based exclusively on publicly traded marks, while also trading at a single digit multiple to their estimates of look through after-tax earnings for 2021.6 As for Softbank, look through earnings are challenging to calculate due to limited disclosure for many of the private holdings, but the discount to intrinsic value estimates based on private and public marks is similarly wide to the other two names.7 Regardless, in all instances we are afforded the privilege of investing alongside the controlling family or founder, and moreover, we believe the underlying asset quality of each conglomerate has significant appeal.

As for Alibaba, Tencent and Baidu, we believe those securities trade at very wide discounts to intrinsic value estimates based on the “sum of the parts” – a four word phrase often thought of as a curse word for investors with time horizons shorter than the Team’s own. While we readily acknowledge many of these “parts” may not contribute to earnings for several years, as genuine long-term oriented investors, we relish the opportunity pick up cheap or even free options, as we believe exists in the form of autonomous driving within Baidu or the cloud business within Alibaba. This is no different to how we viewed asymmetric optionality in past years in the form of Waymo/Youtube within Alphabet, and Occulus/Whatsapp within Facebook.

Speaking of free options, the Team has also spent the past quarter assembling a portfolio of special purpose acquisition companies or “SPACs”, for which we see a positively skewed potential for returns versus the commensurate risk. For those not familiar, a SPAC is a non-operating corporate shell set up by a sponsor to pursue an acquisition of an unknown business on unknown terms. Mechanically, a

[4]	The FAANG constituents include: Facebook (FB), Apple (AAPL), Amazon (AMZN), Netflix (NFLX), and Alphabet (GOOG).
[5]

composition will change due to ongoing management of the Fund. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this commentary.

[6]	Source: FPA, CapIQ. For illustrative purposes only. As of June 30, 2021, LG Corp and Samsung C&T were 1.4% and 1.0% of total net assets of the Fund.
[7]	Source: FPA, CapIQ. For illustrative purposes only. As of June 30, 2021, Softbank was 0.9% of total net assets of the Fund portfolio.

42	Litman Gregory Funds Trust

SPAC’s IPO proceeds are placed into an interest bearing trust, and the money in trust can only be used to complete an acquisition or it will be returned to investors if the sponsor fails to complete a deal (typically a two-year window from the SPAC IPO).

In each case, the portfolio seeks to acquire the SPACs at roughly equal to or slightly less than the trust value per share, mitigating the long-term risk of a permanent loss of capital. The upside occurs if the market takes a favorable view on a potential deal, which would result in the shares trading at a premium to trust value and provide the option to exit the holdings with a capital gain. Alternatively, should investors take a dim view of an announced transaction, the portfolio could simply exercise its redemption rights to receive the trust value of the shares in cash.

Quite often the portfolio is also buying a share in a SPAC with a unit for warrants attached. In this instance, we have the opportunity to retain the warrants and participate in the future upside of the SPAC even if we choose to sell or redeem the shares prior to the closing of the actual acquisition. In summary, the Team views its SPAC basket as a case of “heads we win, tails we don’t lose.”8

As for other activity in the portfolio, our valuation discipline has made it challenging to put capital to work in this market that has largely been up and to the right. Nonetheless we have used the occasional pullback to opportunistically establish toehold positions in a handful of new names. Of the current exposure attributed to new purchases in 2021, half has been towards SPACs, and the balance largely towards digitally focused firms. Though the portfolio’s recent digital investments are not necessarily bleeding edge tech companies, we believe the purchase of each is an additional step towards the never-ending goal of further future-proofing the portfolio.

Conclusion

In order to optimize the likelihood of future success, the FPA Portfolio Management Team operates in a perpetual state of adaptation. We tackle each day in the hopes that we learn something new that helps us to be better prepared to face the inevitable challenges and act on new opportunities.

A long-time investor in FPA’s sister product offered us this observation from the novelist, playwright, essayist, poet, and activist James Baldwin, “Not everything that is faced can be changed, but nothing can be changed until it is faced.” We can’t bend the world to its will, but we can always improve.

Thank you for entrusting us with your capital.

Respectfully submitted,

FPA Contrarian Value Team

Loomis Sayles:

MARKET CONDITIONS

After experiencing volatility in the first three months of the year, the bond market stabilized during the second quarter. Two factors contributed to the shift in tone. First, labor market data out of the United States and the rest of the world indicated that the economic growth—while still robust—may take longer to fully recover than initially expected. Second, investors appeared to gain confidence in the US Federal Reserve’s (Fed’s) assertion that the recent spike in inflation is in fact “transitory.” Although inflation numbers have indeed been running hot in the past six months, the markets seem assured that supply-chain bottlenecks will ease and inflation will soon return closer to its typical level. While the Fed has continued to communicate its intention to keep short-term interest rates near zero for an extended period, their “dot-plot” now indicates they forecast two hikes in the Fed Funds Rate in 2023, which signals to the market that they will act to reduce inflation if it does appear to remain persistent. More immediately, the Fed also signaled the possibility that it could begin planning tapering quantitative easing purchases in the near future.

Investment-grade corporate bonds sustained the long stretch of positive performance that began in the wake of the coronavirus-induced lows of March 2020. The combination of better-than-expected corporate earnings, robust economic growth and supportive credit conditions helped fuel investor demand for both risk and yield. As a result, the yield spread between corporates and Treasuries closed the second quarter near the previous lows achieved in the mid-2000s and late 1990s.

As was the case with investment-grade corporates, high-yield bonds benefited from the favorable investment environment and investors’ hearty appetite for risk. The absolute yield of the high-yield market (as gauged by the ICE BofA US High Yield Index) finished June at an all-time low of 3.99%, indicating investors’ confidence in market fundamentals and the elevated demand for investments with a meaningful yield advantage over lower-risk investment options. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also gained ground during the second quarter.

Emerging-market bonds rebounded from their underperformance in the first three months of the year to register a solid return in the second quarter. The backdrop of accelerating global trade, firm commodity prices and weakness in the US dollar acted as a tailwind for the asset class.

8	SPACs involve risks. There is no guarantee that the Fund’s investments in SPACs will be profitable. Please see Important Disclosures for more information about the risks of investing in SPACs.

Fund Summary	43

PORTFOLIO REVIEW

With a semi-annual net return of 3.70%, the portfolio outperformed its benchmark, the three-month Libor Index, which returned 0.11%. The Fund’s positive performance was diversified across many sectors, with the majority generated from dividend equities, securitized, and high yield corporate bonds. Allocations to investment grade corporate bonds and convertibles also meaningfully contributed, while emerging market and bank loan issues peripherally benefited performance. These gains were partially and primarily offset by losses from the portfolio’s exposure to global rates. The portfolio’s global credit allocation and currency positioning also slightly detracted.

Our equity exposure buoyed performance as monetary policy generally remained supportive throughout the period. Vaccine efficacy and successful, large-scale distribution provided additional tailwinds for equity markets, with the implication being further economic re-opening. Within the portfolio, capital goods, technology, and communications names buoyed performance of our allocation to equities.

Our allocation to securitized assets contributed to performance as consumer and business outlooks continued to improve on optimism around vaccine distribution and economic re-opening since the sector was impacted by COVID-19’s emergence during the first quarter of 2020. Our allocation to ABS was primarily responsible for the sector’s positive impact on quarterly performance, with non-agency RMBS and CMBS issues also contributing.

High yield corporate bonds performed well during the period as spreads meaningfully tightened. The duration positioning of high yield corporate bonds relative to investment grade provided a benefit, with the threat of rising rates thought to affect the former through decelerated growth more so than duration risk. Within the portfolio, consumer cyclical and communications names contributed to performance.

Our global rates tools, primarily through the usage of sovereign bonds and interest rate futures, detracted from performance. During the period, the yield of the benchmark 10-year US treasury note rose 52 bps, ending the second quarter at 1.45%. Rates were generally affected by sustained accommodative monetary policy. Within the portfolio, our short exposures to US treasury futures were responsible for the majority of the allocation’s negative performance.

OUTLOOK

Our fundamental economic outlook remains positive. The reopening is in full swing. We believe we are firmly in a new expansion phase of the credit cycle and that US economic growth will lead the charge, with the rest of the world catching up. Corporate profits have been surging and credit fundamentals have been continuing to improve. The macro environment appears positive for risk. Is the US expansion so robust that the Fed’s reaction function shifts toward an earlier lift-off for rates? To date, we don’t see evidence of that. Nor have we seen disruption in risk assets from this potentially emerging development. Global yields and demand for risk assets have been well behaved over the recent period.

There remains some concern surrounding the spread of new Covid-19 variants, particularly in cohorts of countries and areas of the US that lag in vaccination rates. However, we do not see evidence, at present, that this will derail the reopening or expansion. We continue to monitor these developments closely.

We anticipate the Fed will likely remain patient and be consistent with its view of recent inflation as transitory. The focus of full employment has remained and should be a driving force in the Fed’s patient approach. We believe jobs will rebound sharply in the coming months and anticipate reaching full employment in late 2022. However, productivity gains related to the Covid shutdown could push this period out further, and we are monitoring this situation as well. Nonetheless, we expect continued indications of Fed tapering this year and a rate lift-off in 2023. We expect inflation to be higher, but ultimately settle back to within Fed targets. Supply/demand imbalances and supply disruptions should work out over time. We anticipate a steady and healthy rise in US Treasury rates over the coming months.

Given our views, we remain defensive on rates and our portfolio durations are currently positioned shorter than broad market benchmarks. We have been focused on sectors with strong carry and less interest rate sensitivity including securitized assets, convertible securities and high yield corporates, as these can perform well in the expansion phase of the credit cycle. Areas within securitized assets typically offer attractive yield potential with shorter duration profiles. We also believe there is relative value in some sectors that have lagged. Convertibles tend to perform well in recovery and expansion phases of the cycle with a strong corporate profit backdrop. Positive convexity (i.e., a favorable risk/reward profile in a changing rate environment) has remained an attractive attribute in most markets.

Credit fundamentals have been improving and we anticipate default rates to be lower. We could be on the cusp of a credit upgrade wave. We seek out issuers with strong balance sheets and catalysts to help drive an upgrade where such catalysts have not yet been reflected in market pricing. Seeking to identify “rising stars” is a pillar of our issue selection.

Credit markets have been resilient to the earlier rise in interest rates. They remained resilient and spreads narrowed a bit more during the second quarter on strong demand for yield. We suspect this dynamic will likely hold. However, we have taken profits in strong value and reopening picks and have built in a bit more flexibility in portfolios should any disruption in the strong technical backdrop occur. We would look to exploit that dynamic should a disruption take place.

We remain focused on specific risk and issue selection. Best ideas and issue selection drives our investment process. As valuations have risen, we believe sector allocation and bond selection will again be key drivers of potential excess return.

44	Litman Gregory Funds Trust

Water Island:

Reflecting on the past year-and-a-half, we believe this period has been interesting and instructive for several reasons. In some respects, it mirrors the market behavior we witnessed following the Global Financial Crisis, albeit on a compressed timeline. In 2008, a dramatic market crash and soaring volatility caused forced selling that drove merger spreads significantly wider. Pending transactions with strong merger agreements did proceed to close—with little drama—at perplexing annualized rates of return. On the other hand, in deals with weaker contracts, many buyers attempted to escape their obligations. A similar situation began to unfold in 2020, although the period during which spreads were at their widest was relatively short-lived. And while merger agreements are generally stronger today, with fewer loopholes, we nonetheless saw several buyers attempt to litigate their way out of transactions. In 2009, the year after the crash, we witnessed the phenomenon of a rise in competitive bidding situations coming out of a downturn. These situations can occur when companies in a position of strength seek to make opportunistic acquisitions, when companies in a position of weakness must combine to survive, or simply when acquirers disagree on the prospects for a recovery and thus have differing opinions on valuation. In the first half of 2021, this phenomenon has borne out again, with several competitive bidding situations emerging and the share of announced transactions receiving topping bids trending well above average. Such opportunities can serve as a tailwind to returns in merger-related investments, and we believe we will continue to see these types of events unfold in the near term.

The first half of 2021 is also notable as it represented a remarkable turnaround for announced mergers and acquisitions (M&A) activity from the year-ago period, during which deal flow essentially ground to a halt. This time, we have just experienced the most active half-year in history for global M&A, with $3 trillion in total announced deal value according to Dealogic data. The activity has been broad-based across sectors, although the level of consolidation in the technology space is particularly impressive. In addition, private equity (PE) buyers continue to put dry powder to work, with the level of financial sponsor activity also setting a half-year record at $487 billion in announced deals—surpassing even the first six months of 2007—according to Dealogic. We expect this activity to continue, as PE shops still have ample levels of dry powder on hand. Such breadth of announced deal activity not only allows arbitrageurs to be more selective and diversify a portfolio across a greater number of transactions, but it also spreads the total amount of dollars dedicated to the strategy across a larger universe, which can help support wider spread levels.

For the year-to-date period, the fund experienced positive performance across merger arbitrage and hard and soft catalyst special situations investments. The top contributor in the portfolio was the fund’s investment in the acquisition of Acacia Communications by Cisco Systems. In July 2019, Cisco reached an agreement to acquire Acacia Communications – a US-based manufacturer of fiber-optic transmission hardware—for $3.1 billion in cash. Due to a lengthy review process in China, the deal arrived at its termination date in early January without having received all required regulatory approvals. Acacia, which had seen its business improve significantly in the time since the deal’s announcement, attempted to exercise its right to terminate the transaction. Cisco was clearly committed to acquiring the asset, however, as it sought an injunction preventing Acacia from terminating the deal and—just three days later—the companies announced they had arrived at an amended agreement. Cisco’s revised offer was worth $5.0 billion, more than 60% higher than the original terms. The deal received all remaining regulatory approvals and completed successfully in March.

Conversely, the top detractor in the portfolio was the fund’s position in the merger of Change Healthcare and UnitedHealth Group. In January 2021, Change Healthcare, a US-based medical software and technology provider, agreed to be acquired by OptumInsight, a subsidiary of UnitedHealth Group (which also owns the country’s largest health insurer) providing medical information technology services, for $13.8 billion in cash. During Q1, the transaction received a second request from the Department of Justice (DOJ), thus extending the deal’s timeline for regulatory review. The DOJ’s investigation was prompted, in part, by objections to the deal from the American Hospital Association, which claimed it could curtail competition. Subsequent volatility in the deal spread has led the position to be both a contributor and a detractor during various recent periods. We continue to maintain our exposure, although we are monitoring the situation closely.

Looking forward, the specter of rising inflation has put many investors in a cautious position. Whether elevated inflation will be sustained or short-lived, we believe our event-driven strategies are well positioned to weather its impact. Merger arbitrage has historically benefited from increases in interest rates—a tool commonly used to battle inflation—as the risk-free rate serves as one of the core building blocks of a merger arbitrage spread. In addition, investments in our catalyst-driven credit strategy are typically characterized by short durations to events, averaging less than a year. The more pertinent risk that we see, as it relates to our strategies, is the changing of the guard at several regulatory agencies following the election of President Biden. As the administration continues to fill key roles at the FTC, DOJ, and FCC, it is all but certain a more stringent approach will be taken toward antitrust review. That said, some appointees have arrived with fairly novel views of antitrust regulation—some of which may be at odds with current antitrust precedent, and could lead to contentious and lengthy regulatory reviews, litigation, and even new legislation. As a result, we expect a fair amount of spread volatility going forward; however, such volatility is not wholly unwelcome, as it can provide opportunistic entry points in deals where we have high conviction.

Decades of event-driven investing have taught us conviction and staying power are vital in such times, and we are excited about the potential opportunities heightened volatility, copious deal flow, and topping bids can provide. As always, we intend to maintain a keen eye toward risk mitigation as we seek to generate returns sourced from the outcomes of idiosyncratic corporate events rather than overall market direction.

Fund Summary	45

Sub-Advisor Portfolio Composition as of June 30, 2021

Blackstone Credit Systematic Group (formerly DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Energy	16.4%
High Tech	12.4%
General	9.4%
Consumer Non-Discretionary	7.5%
Materials	6.7%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	81	77
Average Credit Duration	4.7	4.8
Spread	122 bps	125 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	3.5%
Government	6.4%
Agency Inverse Interest-Only	11.3%
Agency CMO	0.5%
Agency PO	0.4%
Collateralized Loan Obligations	9.6%
Commercial MBS	12.9%
ABS	5.7%
Bank Loan	6.5%
Emerging Markets	5.8%
Non-Agency Residential MBS	33.9%
High Yield/Other	3.5%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	45.7%
Foreign Stocks	28.3%
Bonds	2.1%
Limited Partnerships	0.8%
Short Sales	-1.5%
Cash	24.6%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	30.9%	-0.2%	30.7%
Investment-Grade Corp.	18.2%	0.0%	18.2%
High-Yield Corporate	14.3%	-0.7%	13.7%
Dividend Equity	11.7%	-0.5%	11.2%
Emerging Market	7.7%	-1.9%	5.8%
Convertibles	6.6%	0.0%	6.6%
Global Rates	1.4%	-0.3%	1.2%
Bank Loans	1.1%	-0.2%	0.9%
Global Credit	0.4%	-0.3%	0.1%
Subtotal	92.3%	-4.0%	88.3%
Cash & Equivalents	7.7%	0.0%	7.7%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	102.1%	-36.3%	65.8%
Merger Arbitrage – Credit	1.2%	-0.2%	1.0%
Total Merger-Related	103.3%	-36.5%	66.8%
Special Situations – Equity	1.1%	0.0%	1.1%
Special Situations – Credit	4.4%	-0.1%	4.3%
Total Special Situations	5.5%	-0.1%	5.4%

Total	108.8%	-36.6%	72.2%

46	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Brian Kennedy Elaine Stokes Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the PartnerSelect Alternative Strategies Value Fund from September 30, 2011 to June 30, 2021 compared with the 3-Month LIBOR and Morningstar Multistrategy Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	47

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 32.4%

Communication Services: 3.7%
2,069	Activision Blizzard, Inc.	$197,465
2,967	Alphabet, Inc. - Class A*	7,244,791
2,953	Alphabet, Inc. - Class C*(a)	7,401,163
10,702	Baidu, Inc. - ADR*	2,182,138
9,569	Charter Communications, Inc. - Class A*	6,903,555
54,867	Cineplex, Inc.*	659,050
155,301	Comcast Corp. - Class A(a)	8,855,263
114,390	Escrow Altegrity, Inc.*(b)	1,652,935
22,631	Facebook, Inc. - Class A*(a)	7,869,025
5,293	Fox Corp. - Class A	196,529
24,160	iHeartMedia, Inc. - Class A*	650,629
6,165	Interpublic Group of Cos., Inc. (The)	200,301
1,747	Netflix, Inc.*	922,783
85,947	Nexon Co. Ltd.	1,916,469
595	Nexstar Media Group, Inc. - Class A	87,989
384,440	ORBCOMM, Inc.*	4,321,106
36,150	SoftBank Group Corp.	2,531,216
10,772	T-Mobile US, Inc.*	1,560,109
10,222	Ubisoft Entertainment S.A.*	715,216
3,477	Verizon Communications, Inc.	194,816

		56,262,548

Consumer Discretionary: 2.5%
3,521	Airbnb, Inc. - Class A*	539,206
16,194	Alibaba Group Holding Ltd. - ADR*	3,672,475
89	Amazon.com, Inc.*	306,174
133,473	At Home Group, Inc.*	4,917,145
1,091	Booking Holdings, Inc.*	2,387,206
5,145	Carnival Corp.*	135,622
25,264	Cie Financiere Richemont S.A. - Class A	3,056,470
81,608	Core-Mark Holding Co., Inc.(a)	3,673,176
73,326	Crown Resorts Ltd.*	654,591
76,824	Entain Plc*	1,851,333
2,515	Flutter Entertainment Plc*	456,422
640	Home Depot, Inc. (The)	204,090
29,280	Just Eat Takeaway.com N.V.*(c)	2,702,067
1,082	Lowe’s Cos., Inc.	209,876
633	LVMH Moet Hennessy Louis Vuitton SE	496,086
17,467	Marriott International, Inc. - Class A*	2,384,595
2,987	McDonald’s Corp.	689,967
392	MercadoLibre, Inc.*	610,654
22,579	Naspers Ltd. - Class N	4,733,995
4,799	NIKE, Inc. - Class B	741,398
4,799	Norwegian Cruise Line Holdings Ltd.*	141,139
22,800	Prosus N.V.*	2,228,362
1,712	Ross Stores, Inc.	212,288
3,273	Royal Caribbean Cruises Ltd.*	279,121
5,693	Starbucks Corp.	636,534
864	Target Corp.	208,863
3,124	TJX Cos., Inc. (The)	210,620
2,202	Wynn Resorts Ltd.*	269,305

		38,608,780

Consumer Staples: 0.5%
15,206	Coca-Cola Co. (The)	822,797
491	Costco Wholesale Corp.	194,274
1,476	Estee Lauder Cos., Inc. (The) - Class A	469,486
49,510	JDE Peet’s N.V.*	1,795,433
2,060	Philip Morris International, Inc.	204,166

Shares		Value

Consumer Staples (continued)
5,985	Procter & Gamble Co. (The)	$807,556
2,569	Tyson Foods, Inc. - Class A	189,489
35,130	Unilever Plc	2,055,191
5,432	Walmart, Inc.	766,021

		7,304,413

Energy: 0.6%
18,829	Battalion Oil Corp.*	252,309
30,049	California Resources Corp.*	905,677
1,903	Chevron Corp.	199,320
57,422	Cimarex Energy Co.(a)	4,160,224
3,131	ConocoPhillips	190,678
18,253	Energy Transfer L.P.*	194,029
3,443	Exxon Mobil Corp.	217,184
7,873	Gulfport Energy Operating Corp.*	509,383
126,020	Kinder Morgan, Inc.	2,297,345
12,288	Lonestar Resources US, Inc.*(b)	121,651
8,752	Whiting Petroleum Corp.*	477,422

		9,525,222

Financials: 3.4%
1,578	Allstate Corp. (The)	205,834
141,487	American International Group, Inc.(a)	6,734,781
21,399	Aon Plc - Class A	5,109,225
568	Artisan Partners Asset Management, Inc. - Class A	28,866
68,000	Avanti Acquisition Corp.*	698,020
2,047	Blackstone Group, Inc. (The)	198,846
107,060	Bull Horn Holdings Corp.*	1,103,789
179,067	Cerved Group SpA*	2,079,680
87,611	Citigroup, Inc.(a)	6,198,478
1,158	Citizens Financial Group, Inc.	53,117
60,800	Fast Sponsor Capital*(b)	60,800
4,420	Fidelity National Financial, Inc.	192,093
62,300	Groupe Bruxelles Lambert S.A.	6,965,283
11,657	Hartford Financial Services Group, Inc. (The)	722,384
75,890	Jefferies Financial Group, Inc.(a)	2,595,438
1,326	JPMorgan Chase & Co.	206,246
9,478	LPL Financial Holdings, Inc.	1,279,340
2,433	Morgan Stanley	223,082
3,430	OneMain Holdings, Inc.	205,491
2,564	Signature Bank	629,847
3,610	Truist Financial Corp.	200,355
5,955	Umpqua Holdings Corp.	109,870
122,124	Wells Fargo & Co.(a)	5,530,996
48,462	Willis Towers Watson Plc	11,147,229

		52,479,090

Health Care: 3.5%
1,163	Abbott Laboratories	134,827
95,866	Alexion Pharmaceuticals, Inc.*	17,611,543
540	Anthem, Inc.	206,172
3,024	Bristol-Myers Squibb Co.	202,064
517,796	Change Healthcare, Inc.*	11,930,020
5,310	Johnson & Johnson	874,769
126,748	Luminex Corp.	4,664,326
77,226	Olympus Corp.	1,535,618
5,272	Pfizer, Inc.	206,451
220,539	PPD, Inc.*(a)	10,164,642
18,692	PRA Health Sciences, Inc.*	3,088,105
133,451	Soliton, Inc.*	3,001,313
326,095	Stemline Therapeutics, Inc.*(b)	119,025

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Health Care (continued)
406	Thermo Fisher Scientific, Inc.	$204,815
516	UnitedHealth Group, Inc.	206,627
20,451	UpHealth, Inc.*	137,840

		54,288,157

Industrials: 4.4%
133,547	Aegion Corp.*	4,006,410
106,235	Aerojet Rocketdyne Holdings, Inc.(a)	5,130,088
956	Caterpillar, Inc.	208,054
845	Cummins, Inc.	206,019
619	Deere & Co.	218,328
4,069	Expeditors International of Washington, Inc.	515,135
118,332	Howmet Aerospace, Inc.*	4,078,904
142,305	IHS Markit Ltd.(a)	16,032,081
36,975	Kansas City Southern(a)	10,477,606
40,082	Knoll, Inc.	1,041,731
37,931	LG Corp.	3,452,406
8,174	LX Holdings Corp.*	81,657
565,709	McDermott International Ltd.*	277,198
570,744	McDermott International Ltd.*	279,665
211,000	Meggitt Plc*	1,343,506
752	Norfolk Southern Corp.	199,588
671	Parker-Hannifin Corp.	206,071
42,919	Rush Enterprises, Inc. - Class A(a)	1,855,818
2,571	Ryder System, Inc.	191,102
19,890	Samsung C&T Corp.	2,410,856
17,500	Sound Holding FP Luxemburg*(b)	472,807
102,815	Tarkett S.A.*	2,436,920
1,021	United Parcel Service, Inc. - Class B	212,337
48,920	Univar Solutions, Inc.*	1,192,670
364,716	Welbilt, Inc.*	8,443,175
42,253	Westinghouse Air Brake Technologies Corp.	3,477,422

		68,447,554

Information Technology: 8.5%
716	Accenture Plc - Class A	211,070
2,027	Alteryx, Inc. - Class A*	174,363
42,330	Analog Devices, Inc.	7,287,533
6,064	Apple, Inc.	830,525
3,990	Applied Materials, Inc.	568,176
1,001	Autodesk, Inc.*	292,192
15,064	Broadcom, Inc.	7,183,118
3,987	Cisco Systems, Inc.	211,311
354,400	Cloudera, Inc.*(a)	5,620,784
59,015	Coherent, Inc.*	15,600,025
46,961	Dialog Semiconductor Plc*	3,648,641
7,010	HP, Inc.	211,632
6,872	International Business Machines Corp.	1,007,366
350	Intuit, Inc.	171,560
54,363	Kaleyra, Inc.*	665,403
1,450	KLA Corp.	470,104
321	Lam Research Corp.	208,875
59,424	Magnachip Semiconductor Corp.*	1,417,857
2,071	MasterCard, Inc. - Class A	756,101
84,482	Maxim Integrated Products, Inc.(a)	8,901,024
792	Microsoft Corp.	214,553
159,124	MINDBODY, Inc. - Class A*	5,808,026

Shares		Value

Information Technology (continued)
227,050	Nuance Communications, Inc.*(a)	$12,360,602
780	NVIDIA Corp.	624,078
12,597	NXP Semiconductors N.V.	2,591,455
13,460	Open Text Corp.	683,768
2,580	Oracle Corp.	200,827
1,113	PayPal Holdings, Inc.*	324,417
191,671	Pluralsight, Inc. - Class A*	4,312,597
43,248	Proofpoint, Inc.*(a)	7,514,772
4,624	Qualcomm, Inc.	660,908
1,302	salesforce.com, Inc.*	318,040
325,161	Slack Technologies, Inc. - Class A*	14,404,632
57,437	Talend S.A. - ADR*	3,767,867
49,999	TE Connectivity Ltd.(a)	6,760,365
1,046	Texas Instruments, Inc.	201,146
2,665	Visa, Inc. - Class A	623,130
97,392	Xilinx, Inc.(a)	14,086,779

		130,895,622

Materials: 2.9%
268,578	Cemex SAB de C.V. - ADR*	2,256,055
68,209	Domtar Corp.*(a)	3,748,767
216,247	Ferro Corp.*(a)	4,664,448
125,909	Forterra, Inc.*	2,960,120
1,344,090	Glencore Plc	5,742,309
24,301	HeidelbergCement AG	2,083,327
58,729	Hexion Holdings Corp. - Class B*	1,086,486
124,494	Holcim Ltd.	7,466,815
20,390	International Flavors & Fragrances, Inc.	3,046,266
1,960	LyondellBasell Industries N.V. - Class A	201,625
3,210	Newmont Corp.	203,450
98,075	Recticel S.A.	1,650,447
508	Reliance Steel & Aluminum Co.	76,657
136,318	W R Grace & Co.(a)	9,422,300

		44,609,072

Real Estate: 1.5%
818	American Tower Corp.	220,974
41,411	CA Immobilien Anlagen AG	1,725,027
77,347	Deutsche Wohnen SE	4,728,024
170,079	Globalworth Real Estate Investments Ltd.	1,392,783
4,424	Iron Mountain, Inc.	187,224
228,060	Monmouth Real Estate Investment Corp.	4,269,283
5,519	Omega Healthcare Investors, Inc.	200,284
238,530	Swire Pacific Ltd. - Class A	1,617,168
177,119	VEREIT, Inc.(a)	8,135,076

		22,475,843

Special Purpose Acquisition Companies: 0.3%
25	Accelerate Acquisition Corp.*	252
2,368	African Gold Acquisition Corp.*	23,940
13,096	Agile Growth Corp.*	130,567
670	Alkuri Global Acquisition Corp. - Class A*	6,633
8,314	Angel Pond Holdings Corp.*	83,140
3,871	Ares Acquisition Corp.*	38,710
3,999	Athena Technology Acquisition Corp.*	39,870
16,681	Atlantic Coastal Acquisition Corp.*	165,809
9,327	Broadscale Acquisition Corp.*	93,177
6,448	Churchill Capital Corp. VII*	64,544
13,902	Colonnade Acquisition Corp. II*	138,464
4,507	COVA Acquisition Corp.*	45,476
7,012	DHC Acquisition Corp.*	70,400
972	Digital Transformation Opportunities Corp.*	9,623

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Special Purpose Acquisition Companies (continued)
13,902	Disruptive Acquisition Corp. I*	$138,603
2	ESM Acquisition Corp.*	20
13,902	Flame Acquisition Corp.*	141,105
8,703	Forest Road Acquisition Corp. II*	87,335
1,016	Fortress Value Acquisition Corp. IV*	10,160
1,678	FTAC Hera Acquisition Corp.*	16,856
2,338	Fusion Acquisition Corp. II*	23,357
10,786	GigCapital4, Inc.*	106,242
13,945	Glenfarne Merger Corp.*	138,683
4,789	Global Partner Acquisition Corp. II*	47,411
13,902	Golden Arrow Merger Corp.*	138,186
32	Gores Holdings VII, Inc.*	323
968	Gores Holdings VIII, Inc.*	9,661
88	Gores Technology Partners II, Inc.*	902
8,746	GX Acquisition Corp. II*	87,285
98	Haymaker Acquisition Corp. III*	983
16,773	Hudson Executive Investment Corp. III*	167,562
11,370	InterPrivate IV InfraTech Partners, Inc.*	113,132
7,930	ION Acquisition Corp. 3 Ltd. - Class A*	77,793
13,902	Kismet Acquisition Three Corp.*	138,881
16,705	Landcadia Holdings IV, Inc.*	166,215
280	Lazard Growth Acquisition Corp. I*	2,800
1,510	Lead Edge Growth Opportunities Ltd.*	15,100
10,134	Mason Industrial Technology, Inc.*	102,049
8,256	Mission Advancement Corp.*	82,477
940	Monument Circle Acquisition Corp.*	9,438
6,378	NextGen Acquisition Corp. II*	69,010
7,430	Northern Star Investment Corp. III*	74,300
5,675	Northern Star Investment Corp. IV*	56,750
2,724	Orion Acquisition Corp.*	27,022
7,873	Peridot Acquisition Corp. II*	78,651
12,985	Pine Technology Acquisition Corp.*	129,460
13,003	Plum Acquisition Corp. I*	129,705
1,103	Queen’s Gambit Growth Capital*	10,997
27	Reinvent Technology Partners Y - Class A*	267
3,118	Ross Acquisition Corp. II*	31,086
133	RXR Acquisition Corp.*	1,325
1,262	Silver Spike Acquisition Corp. II*	12,708
9,635	Slam Corp.*	96,157
7,769	Stratim Cloud Acquisition Corp.*	77,690
1,544	TCW Special Purpose Acquisition Corp.*	15,394
3,986	Tio Tech A*	39,860
16,730	TLG Acquisition One Corp.*	165,962
13,199	Twelve Seas Investment Co. II*	131,462

		3,880,970

Utilities: 0.6%
7,719	AES Corp. (The)	201,234
6,635	Duke Energy Corp.	655,007
92,560	FirstEnergy Corp.	3,444,158
200,775	PG&E Corp.*	2,041,882
145,845	Suez S.A.*	3,465,459

		9,807,740

TOTAL COMMON STOCKS (Cost $412,770,605)		498,585,011

Shares		Value
RIGHTS/WARRANTS: 0.0%
167	Alkuri Global Acquisition Corp. (Expiration date 01/01/28)*	$244
64,680	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	43,337
3,595	GigCapital4, Inc. (Expiration date 12/31/28)*	4,098
92,173	Lightning eMotors, Inc. (Expiration date 05/18/25)*	151,624
3	Reinvent Technology Partners Y (Expiration date 12/31/28)*	5
2,045	UpHealth, Inc. (Expiration date 06/08/26)*	1,759

TOTAL RIGHTS/WARRANTS (Cost $24,944)		201,067

PREFERRED STOCKS: 0.4%

Consumer Staples: 0.1%
	Bunge Ltd.
12,974	4.875%, 03/01/2069(d)	1,507,968

Energy: 0.0%
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	26,532
	Gulfport Energy Operating Corp.
18	10.000%, 08/02/2021(d)(e)	8,325

		34,857

Financials: 0.2%
	2020 Cash Mandatory Exchangeable Trust
546	5.250%, 06/01/2023(c)	689,369
	Bank of America Corp.
679	7.250%, 02/01/2070(d)	961,464
	Wells Fargo & Co.
891	7.500%, 12/15/2069(d)	1,359,853

		3,010,686

Health Care: 0.0%
	Boston Scientific Corp.
3,893	5.500%, 06/01/2023	451,822

Industrials: 0.1%
	Clarivate Plc - Series A
6,435	5.250%, 06/01/2024	673,744
	Element Communication Aviation
170	12.000%, 03/16/2040(b)	195,398
328	McDermott International Ltd. - (Preference Shares)(b)	196,916

		1,066,058

TOTAL PREFERRED STOCKS (Cost $6,881,924)		6,071,391

Principal Amount^

ASSET-BACKED SECURITIES: 9.7%
	Accelerated Assets LLC
$162,797	Series 2018-1-B 4.510%, 12/02/2033(c)	168,486
	Adams Outdoor Advertising L.P.
877,930	Series 2018-1-A 4.810%, 11/15/2048(c)	930,711

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Affirm Asset Securitization Trust
$205,000	Series 2021-A-C 1.660%, 08/15/2025(c)	$206,050
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 2.334%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 2.150%	320,461
470,000	Series 2020-3A-D 3.484%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 3.300%	471,168
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 5.072%, 02/15/2040(c)(g)	284,992
	Aimco CLO 14 Ltd.
1,010,000	Series 2021-14A-D 3.087%, 04/20/2034(c)(f) 3 mo. USD LIBOR + 2.900%	1,003,787
	American Credit Acceptance Receivables Trust
670,000	Series 2020-3-D 2.400%, 06/15/2026(c)	690,869
615,000	Series 2020-4-D 1.770%, 12/14/2026(c)	624,739
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	962,668
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	658,386
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	927,159
	AmeriCredit Automobile Receivables Trust
185,000	Series 2020-2-D 2.130%, 03/18/2026	189,902
	AMSR Trust
1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(c)	1,816,584
5,000,000	Series 2021-SFR1-G 4.967%, 06/17/2038(c)(h)	5,159,629
	Anchorage Capital CLO 9 Ltd.
1,800,000	Series 2016-9A-DR 4.184%, 07/15/2032(c)(f) 3 mo. USD LIBOR + 4.000%	1,801,552
	Apidos CLO XX
265,000	Series 2015-20A-BRR 2.134%, 07/16/2031(c)(f) 3 mo. USD LIBOR + 1.950%	265,173
	Apidos CLO XXI
500,000	Series 2015-21A-ER 8.440%, 07/18/2027(c)(f) 3 mo. USD LIBOR + 8.250%	474,242
	Apidos CLO XXIII
855,000	Series 2015-23A-CR 2.184%, 04/15/2033(c)(f) 3 mo. USD LIBOR + 2.000%	856,851
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 5.988%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.800%	950,698

Principal Amount^		Value
	Arbys Funding LLC
$ 253,088	Series 2020-1A-A2 3.237%, 07/30/2050(c)	$265,934
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(c)	95,699
	Atrium XIII
500,000	Series 13A-E 6.223%, 11/21/2030(c)(f) 3 mo. USD LIBOR + 6.050%	492,721
	Atrium XIV LLC
750,000	Series 14A-E 5.834%, 08/23/2030(c)(f) 3 mo. USD LIBOR + 5.650%	738,750
	Avid Automobile Receivables Trust
180,000	Series 2019-1-C 3.140%, 07/15/2026(c)	185,227
	Avis Budget Rental Car Funding AESOP LLC
215,000	Series 2020-2A-B 2.960%, 02/20/2027(c)	228,232
355,000	Series 2020-2A-C 4.250%, 02/20/2027(c)	387,961
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 5.938%, 07/20/2029(c)(f) 3 mo. USD LIBOR + 5.750%	960,300
500,000	Series 2018-4A-E 6.004%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 5.820%	492,692
1,100,000	Series 2019-4A-C 2.984%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 2.800%	1,103,414
	Battalion CLO XIV Ltd.
250,000	Series 2019-14A-E 6.868%, 04/20/2032(c)(f) 3 mo. USD LIBOR + 6.680%	250,373
	Bayview Opportunity Master Fund V Trust
290,691	Series 2020-RN3-A1 3.228%, 09/25/2035(c)(g)	294,138
	Blackbird Capital Aircraft Lease Securitization Ltd.
253,385	Series 2016-1A-A 4.213%, 12/16/2041(c)(g)	254,164
	Brex Commercial Charge Card Master Trust
165,000	Series 2021-1-A 2.090%, 07/15/2024(c)	166,161
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 2.134%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 1.950%	260,163
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 5.934%, 10/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	736,594
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	538,683
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 5.934%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	964,969

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Canyon Capital CLO Ltd. (Continued)
$ 500,000	Series 2018-1A-E 5.934%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	$483,667
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 5.506%, 05/15/2031(c)(f) 3 mo. USD LIBOR + 5.350%	462,866
	Carlyle US CLO Ltd.
500,000	Series 2021-1A-D 6.191%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 6.000%	493,588
	CarMax Auto Owner Trust
305,000	Series 2018-4-D 4.150%, 04/15/2025	319,848
	Carvana Auto Receivables Trust
3,000	Series 2021-N1-R 0.010%, 01/10/2028(c)	1,695,798
	Castlelake Aircraft Securitization Trust
3,852,421	Series 2018-1-C 6.625%, 06/15/2043(c)	3,036,923
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.010%, 04/15/2039(c)	930,000
1,286,761	Series 2021-1A-A 3.474%, 01/15/2046(c)	1,300,070
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 6.188%, 04/20/2029(c)(f) 3 mo. USD LIBOR + 6.000%	994,017
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 5.984%, 04/15/2030(c)(f) 3 mo. USD LIBOR + 5.800%	493,634
	Chesapeake Funding II LLC
250,000	Series 2018-1A-C 3.570%, 04/15/2030(c)	250,548
640,000	Series 2018-1A-D 3.920%, 04/15/2030(c)	641,483
	CIFC Funding Ltd.
205,000	Series 2013-2A-A3LR 2.140%, 10/18/2030(c)(f) 3 mo. USD LIBOR + 1.950%	205,101
500,000	Series 2017-4A-D 6.276%, 10/24/2030(c)(f) 3 mo. USD LIBOR + 6.100%	494,326
	Citigroup Mortgage Loan Trust
909,354	Series 2019-E-A1 3.228%, 11/25/2070(c)(g)	912,903
	CLI Funding VIII LLC
1,218,270	Series 2021-1A-A 1.640%, 02/18/2046(c)	1,211,182
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.590%, 04/17/2030(c)(f) 3 mo. USD LIBOR + 5.400%	981,587
	Corevest American Finance Trust
305,000	Series 2020-4-C 2.250%, 12/15/2052(c)	300,047

Principal Amount^		Value
	Credit Acceptance Auto Loan Trust
$ 605,000	Series 2020-1A-C 2.590%, 06/15/2029(c)	$622,570
275,000	Series 2020-3A-C 2.280%, 02/15/2030(c)	281,097
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(g)	190,377
	DB Master Finance LLC
326,190	Series 2019-1A-A23 4.352%, 05/20/2049(c)	361,553
	Dell Equipment Finance Trust
200,000	Series 2020-2-D 1.920%, 03/23/2026(c)	203,461
	Diamond Resorts Owner Trust
60,704	Series 2017-1A-C 6.070%, 10/22/2029(c)	61,949
257,339	Series 2018-1-C 4.530%, 01/21/2031(c)	265,553
199,766	Series 2019-1A-B 3.530%, 02/20/2032(c)	206,620
	Domino’s Pizza Master Issuer LLC
711,113	Series 2017-1A-A23 4.118%, 07/25/2047(c)	770,640
516,750	Series 2018-1A-A2II 4.328%, 07/25/2048(c)	564,500
493,750	Series 2019-1A-A2 3.668%, 10/25/2049(c)	536,271
730,000	Series 2021-1A-A2I 2.662%, 04/25/2051(c)	758,474
	Dorchester Park CLO Ltd.
500,000	Series 2015-1A-ER 5.188%, 04/20/2028(c)(f) 3 mo. USD LIBOR + 5.000%	496,748
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 5.906%, 08/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	983,271
	Dryden 45 Senior Loan Fund
275,000	Series 2016-45A-ER 6.034%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 5.850%	270,270
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 7.384%, 04/15/2031(c)(f) 3 mo. USD LIBOR + 7.200%	477,748
	DT Auto Owner Trust
270,000	Series 2020-3A-D 1.840%, 06/15/2026(c)	273,721
	Education Funding Trust
519,697	Series 2020-A-A 2.790%, 07/25/2041(c)	533,531
	Exeter Automobile Receivables Trust
305,000	Series 2020-2A-D 4.730%, 04/15/2026(c)	327,144
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 5.584%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 5.400%	491,498
	First Investors Auto Owner Trust
160,000	Series 2019-2A-D 2.800%, 12/15/2025(c)	164,437

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	First Investors Auto Owner Trust (Continued)
$ 365,000	Series 2019-2A-E 3.880%, 01/15/2026(c)	$376,174
	FirstKey Homes Trust
775,000	Series 2020-SFR1-F1 3.638%, 09/17/2025(c)	793,587
1,010,000	Series 2020-SFR2-F1 3.017%, 10/19/2037(c)	1,032,159
	Flagship Credit Auto Trust
595,000	Series 2020-1-D 2.480%, 03/16/2026(c)	612,786
	Galaxy XXVI CLO Ltd.
715,000	Series 2018-26A-E 6.000%, 11/22/2031(c)(f) 3 mo. USD LIBOR + 5.850%	686,145
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 6.584%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 6.400%	500,241
	Global Container Assets 2014 Holdings Ltd.
817,922	Series 2014-1-C 6.000%, 01/05/2030(b)(c)	736,130
376,593	Series 2014-1-D 7.500%, 01/05/2030(b)(c)	282,444
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)	59,250
	Global Container Assets Ltd.
104,444	Series 2015-1A-B 4.500%, 02/05/2030(c)	104,825
	GLS Auto Receivables Issuer Trust
1,135,000	Series 2020-3A-C 1.920%, 05/15/2025(c)	1,156,564
	Goldentree Loan Management US CLO 3 Ltd.
500,000	Series 2018-3A-D 3.038%, 04/20/2030(c)(f) 3 mo. USD LIBOR + 2.850%	499,176
	GSAA Home Equity Trust
592,605	Series 2006-10-AF5 6.948%, 06/25/2036(g)	249,977
	Hardee’s Funding LLC
487,550	Series 2020-1A-A2 3.981%, 12/20/2050(c)	516,822
	Highbridge Loan Management Ltd.
500,000	Series 2013-2A-DR 6.788%, 10/20/2029(c)(f) 3 mo. USD LIBOR + 6.600%	486,441
	Hilton Grand Vacations Trust
102,942	Series 2018-AA-C 4.000%, 02/25/2032(c)	107,454
	Horizon Aircraft Finance I Ltd.
2,806,663	Series 2018-1-C 6.657%, 12/15/2038(c)	2,245,125
	HPEFS Equipment Trust
265,000	Series 2020-1A-D 2.260%, 02/20/2030(c)	270,824

Principal Amount^		Value
	HPS Loan Management Ltd.
$2,000,000	Series 6A-2015-DR 5.276%, 02/05/2031(c)(f) 3 mo. USD LIBOR + 5.100%	$1,890,056
	Kestrel Aircraft Funding Ltd.
504,572	Series 2018-1A-A 4.250%, 12/15/2038(c)	503,048
	LCM 26 Ltd.
500,000	Series 26A-E 5.488%, 01/20/2031(c)(f) 3 mo. USD LIBOR + 5.300%	465,263
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 5.784%, 07/16/2031(c)(f) 3 mo. USD LIBOR + 5.600%	462,491
	LCM XVII L.P.
1,000,000	Series 17A-ER 6.184%, 10/15/2031(c)(f) 3 mo. USD LIBOR + 6.000%	941,543
	LCM XX L.P.
500,000	Series 20A-ER 5.638%, 10/20/2027(c)(f) 3 mo. USD LIBOR + 5.450%	480,580
	Legacy Mortgage Asset Trust
489,570	Series 2019-GS4-A1 3.438%, 05/25/2059(c)(g)	491,027
	Lehman XS Trust
2,270,684	Series 2005-6-3A3A 5.760%, 11/25/2035(g)	1,472,841
105,930	Series 2006-8-3A3 4.688%, 06/25/2036(g)	131,187
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 5.984%, 10/22/2030(c)(f) 3 mo. USD LIBOR + 5.800%	981,257
	Madison Park Funding XXII Ltd.
1,000,000	Series 2016-22A-ER 6.884%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 6.700%	998,494
	Madison Park Funding XXVI Ltd.
445,000	Series 2007-4A-DR 3.177%, 07/29/2030(c)(f) 3 mo. USD LIBOR + 3.000%	445,267
	Madison Park Funding XXX Ltd.
395,000	Series 2018-30A-D 2.684%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 2.500%	392,846
	Madison Park Funding XXXI Ltd.
270,000	Series 2018-31A-C 2.323%, 01/23/2031(c)(f) 3 mo. USD LIBOR + 2.150%	270,152
	Madison Park Funding XXXVIII Ltd.
500,000	Series 2021-38A-E 6.134%, 07/17/2034(c)(f) 3 mo. USD LIBOR + 6.000%	493,065
	MAPS Ltd.
559,854	Series 2018-1A-A 4.212%, 05/15/2043(c)	561,778
263,623	Series 2019-1A-A 4.458%, 03/15/2044(c)	264,892

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Mercury Financial Credit Card Master Trust
$ 260,000	Series 2021-1A-B 2.330%, 03/20/2026(c)	$261,651
	Milos CLO Ltd.
500,000	Series 2017-1A-ER 6.338%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 6.150%	497,110
	Mosaic Solar Loans LLC
1,325,498	Series 2017-2A-B 4.770%, 06/22/2043(c)	1,436,927
	MVW LLC
76,774	Series 2020-1A-C 4.210%, 10/20/2037(c)	81,446
	MVW Owner Trust
74,307	Series 2019-1A-C 3.330%, 11/20/2036(c)	76,168
514,458	Series 2021-1WA-D 3.170%, 01/22/2041(c)	516,265
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.688%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.500%	985,143
	Navient Private Education Refi Loan Trust
260,000	Series 2018-A-B 3.680%, 02/18/2042(c)	266,071
855,000	Series 2019-FA-B 3.120%, 08/15/2068(c)	874,971
180,000	Series 2019-GA-B 3.080%, 10/15/2068(c)	186,368
320,000	Series 2020-FA-B 2.690%, 07/15/2069(c)	331,560
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-ER 6.450%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 6.250%	500,828
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 5.940%, 10/17/2027(c)(f) 3 mo. USD LIBOR + 5.750%	996,336
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 6.210%, 04/19/2030(c)(f) 3 mo. USD LIBOR + 6.020%	992,897
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(h)	740,543
	Neuberger Berman Loan Advisers CLO 37 Ltd.
500,000	Series 2020-37A-ER 5.842%, 07/20/2031(c)(f) 3 mo. USD LIBOR + 5.750%	500,200
	Neuberger Berman Loan Advisers CLO 42 Ltd.
500,000	Series 2021-42A-E 6.091%, 07/16/2035(c)(f) 3 mo. USD LIBOR + 5.950%	498,601

Principal Amount^		Value
	Octagon Investment Partners 26 Ltd.
$ 1,000,000	Series 2016-1A-FR 8.274%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 8.090%	$938,311
	Octagon Investment Partners 29 Ltd.
1,000,000	Series 2016-1A-ER 7.426%, 01/24/2033(c)(f) 3 mo. USD LIBOR + 7.250%	1,002,228
	Octagon Investment Partners 39 Ltd.
275,000	Series 2018-3A-E 5.938%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.750%	271,698
	Octagon Investment Partners 40 Ltd.
500,000	Series 2019-1A-E 6.648%, 04/20/2031(c)(f) 3 mo. USD LIBOR + 6.460%	496,991
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 5.940%, 07/17/2030(c)(f) 3 mo. USD LIBOR + 5.750%	972,998
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(c)(h)	404,253
	Octagon Investment Partners XXI Ltd.
500,000	Series 2014-1A-DRR 7.154%, 02/14/2031(c)(f) 3 mo. USD LIBOR + 7.000%	495,367
	Octagon Investment Partners XXII Ltd.
835,000	Series 2014-1A-CRR 2.084%, 01/22/2030(c)(f) 3 mo. USD LIBOR + 1.900%	835,412
	OHA Credit Funding 3 Ltd.
500,000	Series 2019-3A-ER 6.378%, 07/02/2035(c)(f)(i) 3 mo. USD LIBOR + 6.250%	500,200
	OHA Credit Funding 5 Ltd.
475,000	Series 2020-5A-C 2.190%, 04/18/2033(c)(f) 3 mo. USD LIBOR + 2.000%	476,265
	OneMain Financial Issuance Trust
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	675,700
290,000	Series 2020-1A-B 4.830%, 05/14/2032(c)	305,795
265,000	Series 2020-2A-C 2.760%, 09/14/2035(c)	276,169
	OZLM XXIII Ltd.
255,000	Series 2019-23A-DR 3.934%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 3.750%	255,347
	Palmer Square CLO Ltd.
260,000	Series 2015-2A-BR2 2.138%, 07/20/2030(c)(f) 3 mo. USD LIBOR + 1.950%	260,169
	Parallel Ltd.
700,000	Series 2017-1A-CR 2.188%, 07/20/2029(c)(f) 3 mo. USD LIBOR + 2.000%	689,750
1,005,000	Series 2018-2A-B 2.338%, 10/20/2031(c)(f) 3 mo. USD LIBOR + 2.150%	986,473
	Pikes Peak CLO 3
895,000	Series 2019-3A-E 7.036%, 04/25/2030(c)(f) 3 mo. USD LIBOR + 6.860%	895,869

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Planet Fitness Master Issuer LLC
$ 768,300	Series 2019-1A-A2 3.858%, 12/05/2049(c)	$778,927
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 2.442%, 04/25/2023(c)(f) 1 mo. USD LIBOR + 2.350%	7,274,576
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(c)	339,726
210,000	Series 2020-1A-E 3.670%, 02/15/2028(c)	217,114
	Preston Ridge Partners Mortgage LLC
258,891	Series 2020-1A-A1 2.981%, 02/25/2025(c)(g)	260,303
	Progress Residential Trust
260,000	Series 2018-SFR2-E 4.656%, 08/17/2035(c)	261,962
170,000	Series 2018-SFR3-E 4.873%, 10/17/2035(c)	172,338
630,000	Series 2019-SFR1-E 4.466%, 08/17/2035(c)	643,478
235,000	Series 2019-SFR3-D 2.871%, 09/17/2036(c)	237,760
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(c)	256,632
140,000	Series 2021-SFR1-F 2.757%, 04/17/2038(c)	137,382
170,000	Series 2021-SFR2-E2 2.647%, 04/19/2038(c)	171,262
7,000,000	Series 2021-SFR2-G 4.254%, 04/19/2038(c)	7,093,409
355,000	Series 2021-SFR3-F 3.436%, 05/17/2026(c)	359,840
735,000	Series 2021-SFR4-F 3.407%, 05/17/2038(c)	736,059
250,000	Series 2021-SFR5-F 3.158%, 07/17/2038(c)	248,914
125,000	Series 2021-SFR6-E2 2.525%, 07/17/2038(c)(i)	125,919
	Republic FInance Issuance Trust
1,000,000	Series 2019-A-A 3.430%, 11/22/2027(c)	1,011,028
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 2.084%, 10/15/2029(c)(f) 3 mo. USD LIBOR + 1.900%	700,414
	RR 2 Ltd.
500,000	Series 2017-2A-DR 5.989%, 04/15/2036(c)(f) 3 mo. USD LIBOR + 5.800%	495,017
	RR 6 Ltd.
500,000	Series 2019-6A-DR 5.955%, 04/15/2036(c)(f) 3 mo. USD LIBOR + 5.850%	497,500
	S-Jets Ltd.
1,072,237	Series 2017-1-A 3.967%, 08/15/2042(c)	1,062,996

Principal Amount^		Value
	Santander Drive Auto Receivables Trust
$ 890,000	Series 2020-1-D 5.350%, 03/15/2028	$972,844
300,000	Series 2020-2-D 2.220%, 09/15/2026	307,328
	SCF Equipment Leasing LLC
295,000	Series 2021-1A-E 3.560%, 08/20/2032(c)	294,203
	Sierra Timeshare Receivables Funding LLC
360,974	Series 2020-2A-C 3.510%, 07/20/2037(c)	373,371
	Slam Ltd.
255,000	Series 2021-1A-B 3.422%, 06/15/2046(c)	258,671
	SLM Private Credit Student Loan Trust
195,000	Series 2003-A-A3 3.583%, 06/15/2032(f) 28 day ARS	195,445
567,000	Series 2003-B-A3 3.596%, 03/15/2033(f) 28 day ARS	568,199
52,000	Series 2003-B-A4 3.486%, 03/15/2033(f) 28 day ARS	52,110
	SoFi Consumer Loan Program Trust
234,450	Series 2018-2-B 3.790%, 04/26/2027(c)	237,057
380,000	Series 2019-4-C 2.840%, 08/25/2028(c)	390,057
	SoFi Professional Loan Program LLC
113,974	Series 2016-A-B 3.570%, 01/26/2038(c)	115,381
133,000	Series 2017-F-R1 0.010%, 01/25/2041(c)	3,964,121
63,038	Series 2019-B-R1 0.010%, 08/17/2048(c)	1,235,972
	SoFi Professional Loan Program Trust
360,000	Series 2020-A-BFX 3.120%, 05/15/2046(c)	371,761
45,000	Series 2020-A-R1 0.010%, 05/15/2046(c)	2,358,342
	SpringCastle America Funding LLC
770,827	Series 2020-AA-A 1.970%, 09/25/2037(c)	779,697
	Sprite Ltd.
2,532,373	Series 2017-1-A 4.250%, 12/15/2037(c)	2,521,009
292,457	Series 2017-1-B 5.750%, 12/15/2037(c)	260,731
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 5.464%, 01/15/2030(c)(f) 3 mo. USD LIBOR + 5.280%	485,698
	Textainer Marine Containers VII Ltd.
105,029	Series 2020-1A-A 2.730%, 08/21/2045(c)	106,930
584,000	Series 2021-1A-A 1.680%, 02/20/2046(c)	579,523
233,600	Series 2021-1A-B 2.520%, 02/20/2046(c)	232,375

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	THL Credit Wind River CLO Ltd.
$ 2,000,000	Series 2014-2A-INC 0.010%, 01/15/2031(c)	$618,662
500,000	Series 2017-3A-ER 7.249%, 04/15/2035(c)(f) 3 mo. USD LIBOR + 7.050%	499,454
500,000	Series 2018-2A-E 5.934%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 5.750%	488,894
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 2.334%, 04/15/2033(c)(f) 3 mo. USD LIBOR + 2.150%	280,628
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 2.338%, 04/20/2033(c)(f) 3 mo. USD LIBOR + 2.150%	250,507
	TIF Funding II LLC
919,323	Series 2021-1A-A 1.650%, 02/20/2046(c)	908,209
	Towd Point Mortgage Trust
310,000	Series 2018-5-M1 3.250%, 07/25/2058(c)(h)	324,531
385,000	Series 2019-2-M1 3.750%, 12/25/2058(c)(h)	408,984
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 5.926%, 07/25/2031(c)(f) 3 mo. USD LIBOR + 5.750%	321,652
	Tricon American Homes
250,000	Series 2020-SFR1-E 3.544%, 07/17/2038(c)	261,773
	Tricon American Homes Trust
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(c)	289,066
	Tryon Park CLO Ltd.
1,000,000	Series 2013-1A-DR 6.134%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 5.950%	996,029
	Upstart Securitization Trust
1,000	Series 2021-2-CERT 0.010%, 06/20/2031	1,005,566
	Voya CLO Ltd.
500,000	Series 2018-2A-E 5.434%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.250%	481,502
500,000	Series 2019-1A-ER 6.304%, 04/15/2031(c)(f) 3 mo. USD LIBOR + 6.120%	496,607
	WAVE Trust
529,277	Series 2017-1A-A 3.844%, 11/15/2042(c)	522,129
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 5.688%, 07/20/2030(c)(f) 3 mo. USD LIBOR + 5.500%	995,137
	Wendy’s Funding LLC
1,018,075	Series 2018-1A-A2II 3.884%, 03/15/2048(c)	1,087,521

Principal Amount^		Value
$ 179,550	Series 2019-1A-A2II 4.080%, 06/15/2049(c)	$195,295
	Westlake Automobile Receivables Trust
390,000	Series 2020-3A-D 1.650%, 02/17/2026(c)	395,200
	Willis Engine Structured Trust
231,186	Series 2020-A-A 3.228%, 03/15/2045(c)	232,478
2,000,000	Series 2021-A-C 7.385%, 05/15/2046(c)	1,999,608
	Wind River CLO Ltd.
500,000	Series 2021-2A-E 7.623%, 07/20/2034(c)(f) 3 mo. USD LIBOR + 6.430%	493,999
	York CLO Ltd.
1,783,000	Series 2019-1A-D 4.184%, 07/22/2032(c)(f) 3 mo. USD LIBOR + 4.000%	1,784,621

TOTAL ASSET-BACKED SECURITIES (Cost $157,567,823)		148,754,727

BANK LOANS: 2.2%
	AAdvantage Loyalty IP Ltd.
225,000	5.500%, 04/20/2028(f) 3 mo. LIBOR + 4.750%	234,858
	Aegion Corp.
180,000	5.500%, 05/17/2028(f) 3 mo. LIBOR + 4.750%	182,250
	Air Methods Corp.
1,170,612	4.500%, 04/22/2024(f) 3 mo. LIBOR + 3.500%	1,156,179
	American Tire Distributors Holdings, Inc.
1,136,785	8.500%, 09/02/2024(f) 3 mo. LIBOR + 7.500%	1,139,343
	American Trailer World Corp.
315,000	4.500%, 03/03/2028(f) 1 mo. LIBOR + 3.750%	314,951
	AmWINS Group, Inc.
134,020	3.000%, 02/19/2028(f) 1 mo. LIBOR + 2.250%	133,336
	Applied Systems, Inc.
1,060,000	6.250%, 09/19/2025(f) 3 mo. LIBOR + 5.500%	1,077,755
	Aspect Software, Inc.
540,000	6.000%, 05/08/2028(f) 3 mo. LIBOR + 5.250%	532,462
	Asurion LLC
160,000	5.354%, 01/31/2028(f) 1 mo. LIBOR + 5.250%	161,500
	BJ Services LLC
1,090,590	8.500%, 01/03/2023(b)(f) 3 mo. LIBOR + 7.000%	1,036,061
	Blackhawk Network Holdings, Inc.
125,000	7.125%, 06/15/2026(f) 1 mo. LIBOR + 7.000%	124,688
	Bright Bidco B.V.
868,226	4.500%, 06/30/2024(f) 3 mo. LIBOR + 3.500%	729,579
	Cengage Learning, Inc.
1,028,350	5.250%, 06/07/2023(f) 1 mo. LIBOR + 4.250%	1,031,292

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Cengage Learning, Inc. (Continued)
$ 405,000	0.000%, 06/29/2026(j)	$406,015
	ClubCorp Holdings, Inc.
148,374	2.897%, 09/18/2024(f) 3 mo. LIBOR + 2.750%	142,886
	Constant Contact, Inc.
1,260,000	8.250%, 02/10/2029(f) 3 mo. LIBOR + 7.500%	1,247,400
	CoreLogic, Inc.
545,000	4.000%, 06/02/2028(f) 1 mo. LIBOR + 3.500%	544,251
	Curium BidCo S.A R.L.
405,000	8.500%, 10/27/2028(f) 3 mo. LIBOR + 7.750%	413,100
	Cvent, Inc.
1,236,606	3.854%, 11/29/2024(f) 1 mo. LIBOR + 3.750%	1,223,622
	Cyxtera DC Holdings, Inc.
467,385	4.000%, 05/01/2024(f) 6 mo. LIBOR + 3.000%	456,082
	DCert Buyer, Inc.
485,000	7.104%, 02/16/2029(f) 1 mo. LIBOR + 7.000%	490,660
	DG Investment Intermediate Holdings 2, Inc.
420,000	7.500%, 03/30/2029(f) 1 mo. LIBOR + 6.750%	420,788
	Dhanani Group, Inc.
107,053	3.854%, 07/20/2025(f) 1 mo. LIBOR + 3.750%	106,518
	Envision Healthcare Corp.
685,467	3.854%, 10/10/2025(f) 1 mo. LIBOR + 3.750%	589,073
	Envision Healthcare Corp.
790,000	0.000%, 10/10/2025(j)	636,689
	Finastra USA, Inc.
460,225	4.500%, 06/13/2024(f) 6 mo. LIBOR + 3.500%	453,740
405,000	8.250%, 06/13/2025(f) 6 mo. LIBOR + 7.250%	410,190
	Flexential Intermediate Corp.
437,054	3.647%, 08/01/2024(f) 3 mo. LIBOR + 3.500%	402,869
	Gainwell Acquisition Corp.
737,696	4.750%, 10/01/2027(f) 3 mo. LIBOR + 4.000%	741,385
	Global Medical Response, Inc.
245,547	5.250%, 03/14/2025(f) 6 mo. LIBOR + 4.250%	246,511
	GOGO Intermediate Holdings LLC
220,000	4.500%, 04/30/2028(f) 3 mo. LIBOR + 3.750%	219,945
	Grab Holdings, Inc.
638,400	5.500%, 01/29/2026(f) 6 mo. LIBOR + 4.500%	649,572
	Gulf Finance LLC
521,476	6.250%, 08/25/2023(f) 1 mo. LIBOR + 5.250%	444,094
	Hilton Grand Vacations Borrower LLC
335,000	0.000%, 05/19/2028(j)	335,576

Principal Amount^		Value
	ION Trading Finance Ltd.
$ 375,000	4.917%, 04/01/2028(f) 3 mo. LIBOR + 4.750%	$377,109
	Ivanti Software, Inc.
319,200	5.750%, 12/01/2027(f) 3 mo. LIBOR + 4.750%	320,153
	Jazz Financing Lux S.A.R.L.
280,000	4.000%, 04/21/2028(f) 1 mo. LIBOR + 3.500%	281,203
	Lealand Finance Company B.V.
38,381	0.000%, 06/30/2024(j)	24,948
21,355	3.096%, 06/30/2024(f) 1 mo. LIBOR + 3.000%	13,880
581,126	4.202%, 06/30/2024(f) 3 mo. LIBOR + 4.000%	403,882
491,926	0.000%, 06/30/2025(j)	226,901
411,663	4.093%, 06/30/2025(f) 1 mo. LIBOR + 4.000%	189,880
	McDermott Technology Americas, Inc.
311,809	0.000%, 05/10/2023(b)(j)	202,676
1,614,796	0.000%, 06/28/2024(b)(j)	1,049,617
	Mediaco Holding, Inc.
2,101,948	9.400%, 11/21/2024(b)(f) 1 mo. LIBOR + 9.400%	1,954,812
	Minotaur Acquisition, Inc.
1,073,045	4.854%, 03/27/2026(f) 1 mo. LIBOR + 4.750%	1,074,161
	Mitchell International, Inc.
845,000	7.354%, 12/01/2025(f) 1 mo. LIBOR + 7.250%	847,112
	MLN U.S. Holding Co. LLC
463,640	4.586%, 11/30/2025(f) 1 mo. LIBOR + 4.500%	426,725
	OneDigital Borrower LLC
773,063	5.250%, 11/16/2027(f) 3 mo. LIBOR + 4.500%	777,253
	Playtika Holding Corp.
688,275	2.854%, 03/13/2028(f) 1 mo. LIBOR + 2.750%	686,086
	Riverbed Technology, Inc.
696,500	7.000%, 12/31/2025(f) 3 mo. LIBOR + 6.000%	663,416
	Solenis Holdings LLC
170,000	8.635%, 06/26/2026(f) 3 mo. LIBOR + 8.500%	170,616
	Team Health Holdings, Inc.
829,833	3.750%, 02/06/2024(f) 1 mo. LIBOR + 2.750%	808,395
	Tibco Software, Inc.
390,000	7.360%, 03/03/2028(f) 1 mo. LIBOR + 7.250%	396,765
	Travel Leaders Group LLC
613,419	4.104%, 01/25/2024(f) 1 mo. LIBOR + 4.000%	592,179
	Travelport Finance (Luxembourg) S.A.R.L.
44,192	0.000%, 02/28/2025(j)	46,465
767,368	2.500%, 02/28/2025(f) 3 mo. LIBOR + 1.500%	806,834
309,991	5.147%, 05/29/2026(f) 3 mo. LIBOR + 5.000%	284,127

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	United Airlines, Inc.
$ 314,213	4.500%, 04/21/2028(f) 3 mo. LIBOR + 3.750%	$318,773
	Vantage Specialty Chemicals, Inc.
997,181	4.500%, 10/28/2024(f) 3 mo. LIBOR + 3.500%	974,645
	Waterbridge Midstream Operating LLC
671,582	6.750%, 06/22/2026(f) 6 mo. LIBOR + 5.750%	645,679
	Weber-Stephen Products LLC
273,625	4.000%, 10/30/2027(f) 1 mo. LIBOR + 3.250%	274,480
	Western Digital Corp.
431,670	1.843%, 04/29/2023(f) 1 mo. LIBOR + 1.750%	432,171
	Ziggo B.V.
490,000 (EUR)	3.000%, 01/31/2029(f) 6 mo. EURIBOR + 3.000%	576,939

TOTAL BANK LOANS (Cost $35,567,918)		34,283,102

CONVERTIBLE BONDS: 1.5%

Communications: 0.5%
	DISH Network Corp.
210,000	0.000%, 12/15/2025(c)(k)	245,595
3,880,000	3.375%, 08/15/2026	3,969,240
	Expedia Group, Inc.
270,000	0.000%, 02/15/2026(c)(k)	292,950
	Liberty Media Corp.
385,000	0.500%, 12/01/2050(c)	446,073
	Palo Alto Networks, Inc.
1,260,000	0.375%, 06/01/2025	1,719,900
	Twitter, Inc.
420,000	0.000%, 03/15/2026(c)(k)	402,675
	Uber Technologies, Inc.
380,000	0.000%, 12/15/2025(c)(k)	387,220

		7,463,653

Consumer, Cyclical: 0.2%
	Cineplex, Inc.
1,041,000 (CAD)	5.750%, 09/30/2025(c)	1,224,200
	JetBlue Airways Corp.
195,000	0.500%, 04/01/2026(c)	195,293
	Lightning eMotors, Inc.
1,060,000	7.500%, 05/15/2024(b)(c)	881,978
	Peloton Interactive, Inc.
300,000	0.000%, 02/15/2026(c)(k)	291,562
	Southwest Airlines Co.
585,000	1.250%, 05/01/2025	888,834

		3,481,867

Consumer, Non-cyclical: 0.7%
	BioMarin Pharmaceutical, Inc.
2,595,000	1.250%, 05/15/2027	2,612,976
	Dermira, Inc.
3,806,000	3.000%, 05/15/2022	3,858,332

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Guardant Health, Inc.
$ 215,000	0.000%, 11/15/2027(c)(k)	$245,772
	Ionis Pharmaceuticals, Inc.
270,000	0.000%, 04/01/2026(c)(k)	265,869
	Livongo Health, Inc.
205,000	0.875%, 06/01/2025	325,991
	Neurocrine Biosciences, Inc.
190,000	2.250%, 05/15/2024	255,911
	Teladoc Health, Inc.
1,325,000	1.250%, 06/01/2027	1,489,830
	UpHealth, Inc.
1,509,000	6.250%, 06/15/2026(c)	1,327,920

		10,382,601

Technology: 0.1%
	Kaleyra, Inc.
1,424,000	6.125%, 06/01/2026(c)	1,453,984
	Splunk, Inc.
155,000	1.125%, 06/15/2027	151,803

		1,605,787

TOTAL CONVERTIBLE BONDS (Cost $22,328,443)		22,933,908

CORPORATE BONDS: 27.3%

Basic Materials: 1.9%
	ABJA Investment Co. Pte Ltd.
210,000	5.450%, 01/24/2028	226,307
	Alcoa Nederland Holding B.V.
2,146,000	5.500%, 12/15/2027(c)	2,330,663
700,000	4.125%, 03/31/2029(c)	731,105
	Allegheny Technologies, Inc.
932,000	5.875%, 12/01/2027	979,569
	Alpek SAB de C.V.
200,000	3.250%, 02/25/2031(c)	202,178
	Braskem Idesa SAPI
300,000	7.450%, 11/15/2029(c)	318,996
200,000	7.450%, 11/15/2029	212,664
	Braskem Netherlands Finance B.V.
800,000	4.500%, 01/31/2030(c)	833,968
400,000	5.875%, 01/31/2050	439,352
200,000	5.875%, 01/31/2050(c)	219,676
	CSN Islands XII Corp.
100,000	7.000%, 09/23/2021(d)	101,173
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(c)	624,081
1,445,000	6.875%, 03/01/2026(c)	1,515,444
740,000	6.875%, 10/15/2027(c)	807,303
	FMG Resources August 2006 Pty Ltd.
499,000	4.500%, 09/15/2027(c)	544,234
495,000	4.375%, 04/01/2031(c)	529,073
	Freeport-McMoRan, Inc.
450,000	4.250%, 03/01/2030	482,625
20,000	4.625%, 08/01/2030	21,927
215,000	5.400%, 11/14/2034	259,968
	Glencore Funding LLC
1,245,000	2.850%, 04/27/2031(c)	1,268,846
	Hecla Mining Co.
568,000	7.250%, 02/15/2028	621,250

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
$ 410,000	9.000%, 07/01/2028(c)	$458,598
	Metinvest B.V.
200,000	7.750%, 10/17/2029	222,683
	Olin Corp.
3,100,000	9.500%, 06/01/2025(c)	3,863,608
1,700,000	5.625%, 08/01/2029	1,885,990
	Orbia Advance Corp. SAB de C.V.
595,000	2.875%, 05/11/2031(c)	600,569
	Resolute Forest Products, Inc.
1,500,000	4.875%, 03/01/2026(c)	1,555,223
	Suzano Austria GmbH
510,000	3.750%, 01/15/2031	535,500
	Unigel Luxembourg S.A.
500,000	8.750%, 10/01/2026	542,780
	UPL Corp. Ltd.
600,000	5.250%, 02/27/2025(d)(h) 5 year CMT + 3.865%	613,740
	Valvoline, Inc.
800,000	3.625%, 06/15/2031(c)	801,996
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(c)	219,666
200,000	9.250%, 04/23/2026	175,733
	Volcan Cia Minera S.A.A.
95,000	4.375%, 02/11/2026(c)	94,361
	WR Grace & Co-Conn
4,845,000	4.875%, 06/15/2027(c)	5,143,210

		29,984,059

Communications: 2.4%
	Amazon.com, Inc.
1,490,000	0.450%, 05/12/2024	1,487,644
	Bharti Airtel Ltd.
320,000	3.250%, 06/03/2031(c)	319,149
	Cengage Learning, Inc.
460,000	9.500%, 06/15/2024(c)	472,096
	Charter Communications Operating LLC / Charter Communications Operating Capital
2,980,000	4.400%, 12/01/2061	3,210,935
	Cincinnati Bell, Inc.
3,484,000	7.000%, 07/15/2024(c)	3,586,761
	CommScope Technologies LLC
640,000	5.000%, 03/15/2027(c)	656,000
	CommScope, Inc.
2,770,000	7.125%, 07/01/2028(c)	3,005,755
	CSC Holdings LLC
1,180,000	4.625%, 12/01/2030(c)	1,159,185
	DISH DBS Corp.
450,000	5.125%, 06/01/2029(c)	445,309
	Embarq Corp.
925,000	7.995%, 06/01/2036	1,049,782
	Endure Digital, Inc.
590,000	6.000%, 02/15/2029(c)	584,929
	Expedia Group, Inc.
75,000	4.625%, 08/01/2027	84,913
220,000	3.800%, 02/15/2028	239,597

Principal Amount^		Value

Communications (continued)
$ 1,550,000	3.250%, 02/15/2030	$1,622,124
270,000	2.950%, 03/15/2031	274,656
	Frontier Communications Holdings LLC
195,000	6.750%, 05/01/2029(c)	207,728
	iHeartCommunications, Inc.
165,000	6.375%, 05/01/2026	175,849
1,370,000	8.375%, 05/01/2027	1,469,339
350,000	5.250%, 08/15/2027(c)	366,590
735,000	4.750%, 01/15/2028(c)	758,729
	Intelsat Jackson Holdings S.A.
825,000	8.500%, 10/15/2024(c)(l)	489,699
	Kenbourne Invest S.A.
825,000	6.875%, 11/26/2024(c)	878,485
	Match Group Holdings II LLC
2,300,000	5.000%, 12/15/2027(c)	2,425,614
2,295,000	5.625%, 02/15/2029(c)	2,488,078
	Netflix, Inc.
275,000	4.875%, 04/15/2028	319,696
555,000	5.875%, 11/15/2028	681,937
80,000	6.375%, 05/15/2029	102,290
35,000	5.375%, 11/15/2029(c)	42,558
500,000	4.875%, 06/15/2030(c)	596,090
	Oi S.A.
550,000	10.000%, 07/27/2025(e) PIK rate 12.000%	567,187
	Sixsigma Networks Mexico S.A. de C.V.
200,000	7.500%, 05/02/2025	183,539
	T-Mobile USA, Inc.
1,445,000	3.375%, 04/15/2029	1,494,742
715,000	3.500%, 04/15/2031	740,626
	Telecom Italia SpA
3,621,000	5.303%, 05/30/2024(c)	3,972,508
	Telesat Canada / Telesat LLC
135,000	5.625%, 12/06/2026(c)	135,506
	TV Azteca SAB de C.V.
200,000	8.250%, 08/09/2024(l)	101,000
	Uber Technologies, Inc.
220,000	7.500%, 05/15/2025(c)	237,706
285,000	6.250%, 01/15/2028(c)	307,290

		36,941,621

Consumer, Cyclical: 3.7%
	American Airlines, Inc. / AAdvantage Loyalty IP Ltd.
260,000	5.750%, 04/20/2029(c)	281,018
	Bally’s Corp.
965,000	6.750%, 06/01/2027(c)	1,029,578
	Boyd Gaming Corp.
5,148,000	4.750%, 12/01/2027	5,334,615
	Carlson Travel, Inc.
155,000	6.750%, 12/15/2025(c)	143,136
	Carnival Corp.
95,000	7.625%, 03/01/2026(c)	103,313
940,000	5.750%, 03/01/2027(c)	985,825
	Carvana Co.
605,000	5.625%, 10/01/2025(c)	630,089
4,605,000	5.875%, 10/01/2028(c)	4,849,756
	Churchill Downs, Inc.
2,769,000	4.750%, 01/15/2028(c)	2,868,975
	Crocs, Inc.
1,640,000	4.250%, 03/15/2029(c)	1,677,138

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Dealer Tire LLC / DT Issuer LLC
$ 565,000	8.000%, 02/01/2028(c)	$611,519
	Everi Holdings, Inc.
70,000	5.000%, 07/15/2029(c)	70,000
	General Motors Co.
645,000	5.400%, 04/01/2048	823,080
510,000	5.950%, 04/01/2049	695,881
	General Motors Financial Co., Inc.
310,000	5.750%, 09/30/2027(d)(h) 3 mo. USD LIBOR + 3.598%	338,176
255,000	6.500%, 09/30/2028(d)(h) 3 mo. USD LIBOR + 3.436%	285,759
100,000	5.700%, 09/30/2030(d)(h) 5 year CMT + 4.997%	112,250
	Genm Capital Labuan Ltd.
700,000	3.882%, 04/19/2031(c)	699,554
	Goodyear Tire & Rubber Co. (The)
900,000	4.875%, 03/15/2027	956,101
	Grupo Axo SAPI de C.V.
200,000	5.750%, 06/08/2026(c)	200,273
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
495,000	5.000%, 06/01/2029(c)	506,756
160,000	4.875%, 07/01/2031(c)	160,000
	Hyatt Hotels Corp.
195,000	5.375%, 04/23/2025	220,390
355,000	5.750%, 04/23/2030	431,808
	Installed Building Products, Inc.
895,000	5.750%, 02/01/2028(c)	945,397
	L Brands, Inc.
2,847,000	9.375%, 07/01/2025(c)	3,687,392
1,278,000	6.625%, 10/01/2030(c)	1,477,687
	Lithia Motors, Inc.
220,000	3.875%, 06/01/2029(c)	228,144
	Marriott International, Inc.
275,000	4.625%, 06/15/2030	317,270
	Marriott Ownership Resorts, Inc.
230,000	4.500%, 06/15/2029(c)	233,450
	NCL Corp. Ltd.
610,000	5.875%, 03/15/2026(c)	640,326
	NCL Finance Ltd.
200,000	6.125%, 03/15/2028(c)	210,182
	Newell Brands, Inc.
1,000,000	4.875%, 06/01/2025	1,109,060
	Park River Holdings, Inc.
120,000	5.625%, 02/01/2029(c)	116,925
	Penn National Gaming, Inc.
180,000	4.125%, 07/01/2029(c)(i)	179,550
	PetSmart, Inc. / PetSmart Finance Corp.
500,000	7.750%, 02/15/2029(c)	550,510
	Royal Caribbean Cruises Ltd.
814,000	11.500%, 06/01/2025(c)	939,201
145,000	4.250%, 07/01/2026(c)	145,000
985,000	5.500%, 04/01/2028(c)	1,032,822
	Scientific Games International, Inc.
4,743,000	7.000%, 05/15/2028(c)	5,191,213
225,000	7.250%, 11/15/2029(c)	254,395

Principal Amount^		Value
Consumer, Cyclical (continued)
	Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC
$ 4,194,000	7.000%, 07/15/2026(c)	$4,355,385
	Superior Plus L.P. / Superior General Partner, Inc.
2,900,000	4.500%, 03/15/2029(c)	2,990,799
	TKC Holdings, Inc.
320,000	10.500%, 05/15/2029(c)	347,373
	Travel & Leisure Co.
420,000	6.625%, 07/31/2026(c)	477,107
35,000	6.000%, 04/01/2027	38,666
265,000	4.625%, 03/01/2030(c)	274,145
	United Airlines Pass Through Trust
1,572,105	Series 2019-2-B 3.500%, 11/01/2029	1,556,431
155,280	Series 2020-1-B 4.875%, 07/15/2027	164,931
	United Airlines, Inc.
120,000	4.375%, 04/15/2026(c)	124,350
120,000	4.625%, 04/15/2029(c)	124,350
	Vista Outdoor, Inc.
2,060,000	4.500%, 03/15/2029(c)	2,102,663
	WASH Multifamily Acquisition, Inc.
185,000	5.750%, 04/15/2026(c)	193,390
	Wheel Pros, Inc.
230,000	6.500%, 05/15/2029(c)	233,051
	Wolverine Escrow LLC
109,000	9.000%, 11/15/2026(c)	106,676
	Yum! Brands, Inc.
1,476,000	4.750%, 01/15/2030(c)	1,599,859
900,000	4.625%, 01/31/2032	947,444

		56,910,134

Consumer, Non-cyclical: 3.7%
	Acadia Healthcare Co., Inc.
2,450,000	5.500%, 07/01/2028(c)	2,620,385
1,650,000	5.000%, 04/15/2029(c)	1,725,422
	Adani Ports & Special Economic Zone Ltd.
480,000	4.200%, 08/04/2027(c)	501,537
	Air Methods Corp.
460,000	8.000%, 05/15/2025(c)	435,275
	AMN Healthcare, Inc.
1,820,000	4.625%, 10/01/2027(c)	1,894,984
	ASGN, Inc.
2,743,000	4.625%, 05/15/2028(c)	2,880,603
	Atento Luxco 1 S.A.
200,000	8.000%, 02/10/2026(c)	218,234
	Avantor Funding, Inc.
1,600,000	4.625%, 07/15/2028(c)	1,691,232
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
3,000,000	4.750%, 04/01/2028(c)	3,084,150
	Centene Corp.
250,000	3.000%, 10/15/2030	257,133
1,090,000	2.500%, 03/01/2031	1,076,375
	Charles River Laboratories International, Inc.
4,733,000	4.250%, 05/01/2028(c)	4,900,170
800,000	4.000%, 03/15/2031(c)	833,344

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	CHS/Community Health Systems, Inc.
$ 305,000	6.875%, 04/15/2029(c)	$320,062
	Corp. Azucarera del Peru S.A.
100,000	6.375%, 08/02/2022	95,501
	Coty, Inc.
70,000	6.500%, 04/15/2026(c)	71,054
	Encompass Health Corp.
1,049,000	4.750%, 02/01/2030	1,116,021
	Fomento Economico Mexicano SAB de C.V.
858,000	3.500%, 01/16/2050	904,748
	Gartner, Inc.
3,350,000	3.625%, 06/15/2029(c)	3,404,437
1,920,000	3.750%, 10/01/2030(c)	1,966,771
	HCA, Inc.
410,000	3.500%, 09/01/2030	437,058
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
240,000	3.750%, 12/01/2031(c)	245,880
	Korn Ferry
1,800,000	4.625%, 12/15/2027(c)	1,872,495
	Kraft Heinz Foods Co.
400,000	4.375%, 06/01/2046	453,755
730,000	4.875%, 10/01/2049	887,575
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
430,000	7.000%, 12/31/2027(c)	432,236
	MARB BondCo Plc
725,000	3.950%, 01/29/2031(c)	699,951
	ModivCare, Inc.
2,360,000	5.875%, 11/15/2025(c)	2,531,348
	Natura Cosmeticos S.A.
330,000	4.125%, 05/03/2028(c)	338,663
	Post Holdings, Inc.
1,600,000	5.625%, 01/15/2028(c)	1,700,864
	Pyxus Holdings, Inc.
245,100	10.000%, 08/24/2024	215,304
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(c)	654,145
	Sabre GLBL, Inc.
180,000	7.375%, 09/01/2025(c)	195,979
	Square, Inc.
320,000	3.500%, 06/01/2031(c)	323,200
	TBLA International Pte Ltd.
400,000	7.000%, 01/24/2023	383,200
	Teleflex, Inc.
3,700,000	4.625%, 11/15/2027	3,953,394
500,000	4.250%, 06/01/2028(c)	522,035
	Tenet Healthcare Corp.
1,446,000	6.125%, 10/01/2028(c)	1,546,714
	Teva Pharmaceutical Finance Netherlands II B.V.
1,455,000 (EUR)	6.000%, 01/31/2025	1,860,501
	Teva Pharmaceutical Finance Netherlands III B.V.
395,000	7.125%, 01/31/2025	436,011
925,000	3.150%, 10/01/2026	881,063

Principal Amount^		Value
Consumer, Non-cyclical (continued)
$ 4,795,000	4.100%, 10/01/2046	$4,207,612
	Triton Water Holdings, Inc.
340,000	6.250%, 04/01/2029(c)	341,314
	UnitedHealth Group, Inc.
1,490,000	0.550%, 05/15/2024	1,488,942

		56,606,677

Diversified: 0.0%
	ABM Investama Tbk PT
200,000	7.125%, 08/01/2022	193,900

Energy: 4.3%
	AI Candelaria Spain SLU
250,000	5.750%, 06/15/2033(c)	257,755
	Aker BP ASA
1,175,000	3.750%, 01/15/2030(c)	1,270,428
300,000	4.000%, 01/15/2031(c)	329,676
	Antero Midstream Partners L.P. / Antero Midstream Finance Corp.
50,000	5.750%, 01/15/2028(c)	52,684
	Antero Resources Corp.
4,937,000	7.625%, 02/01/2029(c)	5,486,488
	Baytex Energy Corp.
3,330,000	8.750%, 04/01/2027(c)	3,359,470
	Calumet Specialty Products Partners L.P. / Calumet Finance Corp.
2,770,000	11.000%, 04/15/2025(c)	3,019,868
	Continental Resources, Inc.
635,000	5.750%, 01/15/2031(c)	761,397
	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
2,400,000	6.000%, 02/01/2029(c)	2,517,000
	Diamondback Energy, Inc.
2,300,000	3.500%, 12/01/2029	2,466,649
	Energean Israel Finance Ltd.
325,000	5.375%, 03/30/2028(c)	334,636
425,000	5.875%, 03/30/2031(c)	438,511
	EQT Corp.
45,000	3.125%, 05/15/2026(c)	46,062
30,000	5.000%, 01/15/2029	33,491
95,000	3.625%, 05/15/2031(c)	99,281
	Frontera Energy Corp.
400,000	7.875%, 06/21/2028(c)	401,512
	FS Luxembourg S.A.R.L.
400,000	10.000%, 12/15/2025(c)	448,018
	Global Partners L.P. / GLP Finance Corp.
2,420,000	6.875%, 01/15/2029	2,600,375
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(c)	490,880
	Gray Oak Pipeline LLC
70,000	3.450%, 10/15/2027(c)	73,712
	Gulfport Energy Operating Corp.
145,000	6.625%, 05/01/2023(l)	0
287,000	6.000%, 10/15/2024(l)	0
137,000	6.375%, 05/15/2025(l)	0
144,000	6.375%, 01/15/2026(l)	0
66,035	8.000%, 05/17/2026	70,621
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
200,000	6.375%, 06/01/2028	211,250
	Indika Energy Capital III Pte Ltd.
200,000	5.875%, 11/09/2024	202,941

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Investment Energy Resources Ltd.
$ 200,000	6.250%, 04/26/2029(c)	$216,750
	Kosmos Energy Ltd.
400,000	7.125%, 04/04/2026	397,806
	Laredo Petroleum, Inc.
4,000,000	10.125%, 01/15/2028	4,404,000
	Leviathan Bond Ltd.
335,000	6.500%, 06/30/2027(c)	373,525
	Lundin Energy Finance B.V.
475,000	2.000%, 07/15/2026(c)	476,749
355,000	3.100%, 07/15/2031(c)	359,760
	Matador Resources Co.
4,513,000	5.875%, 09/15/2026	4,654,483
	Medco Oak Tree Pte Ltd.
300,000	7.375%, 05/14/2026	328,786
	MEG Energy Corp.
4,960,000	7.125%, 02/01/2027(c)	5,297,429
	Murphy Oil Corp.
1,060,000	6.375%, 07/15/2028	1,119,042
	Nabors Industries Ltd.
1,900,000	7.500%, 01/15/2028(c)	1,827,800
	NGL Energy Operating LLC / NGL Energy Finance Corp.
685,000	7.500%, 02/01/2026(c)	720,106
	Northern Oil and Gas, Inc.
2,300,000	8.125%, 03/01/2028(c)	2,481,286
	Ovintiv, Inc.
75,000	8.125%, 09/15/2030	102,412
20,000	7.200%, 11/01/2031	26,379
15,000	7.375%, 11/01/2031	19,967
70,000	6.500%, 08/15/2034	92,558
145,000	6.625%, 08/15/2037	193,413
30,000	6.500%, 02/01/2038	39,952
	PBF Holding Co. LLC / PBF Finance Corp.
420,000	9.250%, 05/15/2025(c)	423,652
	Pertamina Persero PT
300,000	4.150%, 02/25/2060	302,400
	Peru LNG Srl
700,000	5.375%, 03/22/2030	606,091
	Petrobras Global Finance B.V.
200,000	5.500%, 06/10/2051	200,650
	Petroleos Mexicanos
3,235,000	5.950%, 01/28/2031	3,146,846
1,420,000	6.625%, 06/15/2035	1,374,205
	Precision Drilling Corp.
2,140,000	6.875%, 01/15/2029(c)	2,206,875
	Range Resources Corp.
3,330,000	8.250%, 01/15/2029(c)	3,758,787
	Saudi Arabian Oil Co.
935,000	3.250%, 11/24/2050(c)	911,041
	SierraCol Energy Andina LLC
400,000	6.000%, 06/15/2028(c)	405,380
	Sunoco L.P. / Sunoco Finance Corp.
900,000	4.500%, 05/15/2029	915,750
900,000	4.500%, 05/15/2029(c)	918,468
	Transocean, Inc.
1,800,000	11.500%, 01/30/2027(c)	1,926,000

Principal Amount^		Value
Energy (continued)
	Tullow Oil Plc
$ 300,000	10.250%, 05/15/2026(c)	$315,598
	UEP Penonome II S.A.
394,388	6.500%, 10/01/2038(c)	404,007
	YPF S.A.
450,000	6.950%, 07/21/2027(c)	318,645

		66,239,303

Financial: 5.2%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
300,000	6.500%, 07/15/2025	352,271
1,000,000	1.750%, 01/30/2026	988,601
245,000	3.650%, 07/21/2027	262,023
665,000	3.875%, 01/23/2028	712,859
	Agile Group Holdings Ltd.
200,000	6.875%, 03/07/2023(d)(h) -1*5 year CMT + 9.216%	202,754
200,000	7.750%, 05/25/2025(d)(h) -1*5 year CMT + 11.083%	202,760
	AIG Global Funding
755,000	0.650%, 06/17/2024(c)	753,238
	Air Lease Corp.
1,185,000	3.125%, 12/01/2030	1,206,791
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,407,859
175,000	5.250%, 06/15/2026(c)(d)(h) 5 year CMT + 4.410%	177,188
	Ally Financial, Inc.
995,000	4.700%, 05/15/2028(d)(h) 7 year CMT + 3.481%	1,010,223
1,500,000	8.000%, 11/01/2031	2,162,340
	Alpha Holding S.A. de C.V.
600,000	9.000%, 02/10/2025(c)	117,975
	Antares Holdings L.P.
255,000	3.950%, 07/15/2026(c)	265,702
	Ares Capital Corp.
1,140,000	2.875%, 06/15/2028	1,155,344
	Assurant, Inc.
1,960,000	3.700%, 02/22/2030	2,128,239
	Athene Holding Ltd.
355,000	3.500%, 01/15/2031	379,494
	Aviation Capital Group LLC
140,000	1.950%, 01/30/2026(c)	140,161
	Banco Davivienda S.A.
200,000	6.650%, 04/22/2031(c)(d)(h) 10 year CMT + 5.097%	210,337
	Banco do Brasil S.A.
350,000	6.250%, 04/15/2024(d)(h) 10 year CMT + 4.398%	357,794
	Banco do Estado do Rio Grande do Sul S.A.
550,000	5.375%, 01/28/2031(c)(h) 5 year CMT + 4.928%	563,794
	Banco General S.A.
200,000	5.250%, 05/07/2031(c)(d)(h) 10 year CMT + 3.665%	209,601
	Banco GNB Sudameris S.A.
200,000	6.500%, 04/03/2027(h) 5 year CMT + 4.561%	201,399
350,000	7.500%, 04/16/2031(c)(h) 5 year CMT + 6.660%	356,422

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Banco Hipotecario S.A.
$ 12,020,000 (ARS)	38.063%, 11/07/2022(c)(f) BADLARPP + 4.000%	$76,319
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(c)	44,333
250,000	6.750%, 11/04/2026(h) 5 year USD Swap + 5.463%	208,444
	Banco Mercantil del Norte S.A.
500,000	7.625%, 01/10/2028(d)(h) 10 year CMT + 5.353%	568,375
	Banco Santander Mexico S.A.
500,000	8.500%, 01/20/2022(d)(h) 5 year CMT + 6.472%	516,250
	Banco Santander S.A.
1,200,000	0.701%, 06/30/2024(h) 1 year CMT + 0.450%	1,202,613
200,000	2.749%, 12/03/2030	198,546
	Bangkok Bank PCL
350,000	5.000%, 09/23/2025(c)(d)(h) 5 year CMT + 4.729%	369,750
	Bank of America Corp.
1,485,000	0.523%, 06/14/2024(h) SOFR + 0.410%	1,485,031
	Barclays Plc
400,000	5.088%, 06/20/2030(h) 3 mo. USD LIBOR + 3.054%	467,267
740,000	3.564%, 09/23/2035(h) 5 year CMT + 2.900%	771,887
	Central China Real Estate Ltd.
200,000	7.250%, 07/16/2024	174,251
	China Evergrande Group
200,000	9.500%, 04/11/2022	171,500
	Credito Real SAB de C.V.
550,000	9.125%, 11/29/2022(d)(h) 5 year CMT + 7.026%	389,125
	Credivalores-Crediservicios SAS
300,000	9.750%, 07/27/2022	269,790
300,000	8.875%, 02/07/2025(c)	235,100
	Deutsche Bank AG
300,000	3.035%, 05/28/2032(h) SOFR + 1.718%	306,058
	Docuformas SAPI de C.V.
550,000	10.250%, 07/24/2024(c)	523,094
	Enova International, Inc.
1,020,000	8.500%, 09/01/2024(c)	1,049,320
	FS KKR Capital Corp.
1,185,000	3.400%, 01/15/2026	1,226,434
	Gilex Holding S.A.R.L.
510,000	8.500%, 05/02/2023	520,932
	Global Atlantic Fin Co.
570,000	4.400%, 10/15/2029(c)	631,009
	goeasy Ltd.
3,540,000	4.375%, 05/01/2026(c)	3,632,925
	Howard Hughes Corp. (The)
1,700,000	4.375%, 02/01/2031(c)	1,697,246

Principal Amount^		Value
Financial (continued)
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
$ 4,264,000	4.750%, 09/15/2024	$4,461,445
925,000	6.250%, 05/15/2026	982,997
537,000	5.250%, 05/15/2027	556,383
610,000	4.375%, 02/01/2029	609,463
610,000	4.375%, 02/01/2029(c)	608,948
	International Finance Corp.
25,580,000 (INR)	5.850%, 11/25/2022	347,190
	Intesa Sanpaolo SpA
1,921,000	5.017%, 06/26/2024(c)	2,091,196
	Iron Mountain, Inc.
300,000	4.500%, 02/15/2031(c)	304,125
	iStar, Inc.
4,022,000	4.750%, 10/01/2024	4,238,384
1,050,000	4.250%, 08/01/2025	1,083,127
589,000	5.500%, 02/15/2026	618,612
	Itau Unibanco Holding S.A.
550,000	4.625%, 02/27/2025(d)(h) 5 year CMT + 3.222%	530,480
	JPMorgan Chase & Co.
565,000	1.578%, 04/22/2027(h) SOFR + 0.885%	568,443
	KeyBank NA
1,490,000	0.433%, 06/14/2024(h) SOFR + 0.320%	1,491,390
	LMIRT Capital Pte Ltd.
200,000	7.250%, 06/19/2024	208,516
	Logan Group Co. Ltd.
200,000	7.000%, 05/31/2022(d)(h) 5 year CMT + 6.000%	201,000
	Metropolitan Life Global Funding I
1,490,000	0.550%, 06/07/2024(c)	1,485,709
	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
3,597,000	5.625%, 05/01/2024	3,899,876
200,000	4.625%, 06/15/2025(c)	214,150
1,414,000	5.750%, 02/01/2027	1,575,458
	Minejesa Capital B.V.
400,000	5.625%, 08/10/2037	434,348
	National Health Investors, Inc.
100,000	3.000%, 02/01/2031	97,022
	Oaktree Specialty Lending Corp.
160,000	2.700%, 01/15/2027	160,259
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(c)	403,000
	Owl Rock Capital Corp.
945,000	3.400%, 07/15/2026	986,258
580,000	2.875%, 06/11/2028	577,052
	Owl Rock Technology Finance Corp.
105,000	2.500%, 01/15/2027	103,847
	Quicken Loans LLC
2,015,000	5.250%, 01/15/2028(c)	2,118,269
	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
1,100,000	3.625%, 03/01/2029(c)	1,088,455
1,160,000	3.875%, 03/01/2031(c)	1,163,840

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	RKP Overseas Finance 2016 A Ltd.
$ 200,000	7.950%, 02/17/2022(d)	$198,100
	RKPF Overseas 2019 E Ltd.
300,000	7.750%, 11/18/2024(d)(h) 5 year CMT + 6.003%	295,292
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023	188,768
350,000	6.750%, 08/05/2024	321,127
	Societe Generale S.A.
1,605,000	3.653%, 07/08/2035(c)(h) 5 year CMT + 3.000%	1,667,354
	Standard Chartered Plc
830,000	3.265%, 02/18/2036(c)(h) 5 year CMT + 2.300%	834,341
	Starwood Property Trust, Inc.
3,700,000	4.750%, 03/15/2025	3,852,828
	Theta Capital Pte Ltd.
200,000	8.125%, 01/22/2025	208,506
300,000	6.750%, 10/31/2026	295,920
	Toronto-Dominion Bank (The)
1,490,000	0.300%, 06/02/2023	1,490,705
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(d)(h) 5 year CMT + 6.308%	448,122
	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC
300,000	6.500%, 02/15/2029(c)	301,169
	USAA Capital Corp.
360,000	0.500%, 05/01/2024(c)	359,050
	VICI Properties L.P. / VICI Note Co., Inc.
2,890,000	4.250%, 12/01/2026(c)	3,009,848
	Yuzhou Group Holdings Co. Ltd.
300,000	8.300%, 05/27/2025	256,137
200,000	7.375%, 01/13/2026	157,764

		79,355,041

Industrial: 3.3%
	Advanced Drainage Systems, Inc.
1,585,000	5.000%, 09/30/2027(c)	1,650,952
	ATS Automation Tooling Systems, Inc.
1,800,000	4.125%, 12/15/2028(c)	1,848,951
	Ball Corp.
2,963,000	4.875%, 03/15/2026	3,303,951
	Boeing Co. (The)
1,375,000	2.196%, 02/04/2026	1,389,586
460,000	2.250%, 06/15/2026	470,351
195,000	2.950%, 02/01/2030	200,071
500,000	5.150%, 05/01/2030	593,121
235,000	3.375%, 06/15/2046	227,424
25,000	3.625%, 03/01/2048	25,146
295,000	3.900%, 05/01/2049	311,984
435,000	3.750%, 02/01/2050	449,461
2,055,000	5.805%, 05/01/2050	2,773,792
80,000	3.825%, 03/01/2059	81,536
175,000	3.950%, 08/01/2059	183,067
65,000	5.930%, 05/01/2060	89,997
	Bombardier, Inc.
5,286,000	7.875%, 04/15/2027(c)	5,490,885

Principal Amount^		Value

Industrial (continued)
	Caterpillar Financial Services Corp.
$ 1,490,000	0.450%, 05/17/2024	$1,485,982
	Cemex SAB de C.V.
355,000	5.125%, 06/08/2026(c)(d)(h) 5 year CMT + 4.534%	366,875
400,000	5.450%, 11/19/2029(c)	441,046
820,000	5.200%, 09/17/2030(c)	904,099
1,110,000	3.875%, 07/11/2031(c)	1,129,702
	Covanta Holding Corp.
400,000	5.000%, 09/01/2030	421,092
	Danaos Corp.
1,300,000	8.500%, 03/01/2028(c)	1,430,403
	Embraer Netherlands Finance B.V.
230,000	5.050%, 06/15/2025	243,202
	GMR Hyderabad International Airport Ltd.
735,000	5.375%, 04/10/2024	763,610
580,000	4.750%, 02/02/2026(c)	590,892
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020(l)	930
	Howmet Aerospace, Inc.
4,129,000	6.875%, 05/01/2025	4,811,524
	HTA Group Ltd.
1,100,000	7.000%, 12/18/2025(c)	1,174,679
	Indian Railway Finance Corp. Ltd.
550,000	2.800%, 02/10/2031(c)	535,529
	Interpipe Holdings Plc
200,000	8.375%, 05/13/2026(c)	200,166
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(c)	522,122
	Louisiana-Pacific Corp.
1,500,000	3.625%, 03/15/2029(c)	1,511,265
	Madison IAQ LLC
50,000	5.875%, 06/30/2029(c)	50,938
	MasTec, Inc.
2,500,000	4.500%, 08/15/2028(c)	2,637,075
	Owens-Brockway Glass Container, Inc.
700,000	6.625%, 05/13/2027(c)	764,400
	Sealed Air Corp.
800,000	4.000%, 12/01/2027(c)	851,180
	Sensata Technologies, Inc.
418,000	4.375%, 02/15/2030(c)	441,089
	Silgan Holdings, Inc.
2,128,000	4.125%, 02/01/2028	2,211,184
	Simpar Europe S.A.
200,000	5.200%, 01/26/2031(c)	205,576
	Spirit AeroSystems, Inc.
80,000	4.600%, 06/15/2028	78,602
	Stericycle, Inc.
600,000	3.875%, 01/15/2029(c)	600,909
	Stoneway Capital Corp.
177,117	10.000%, 03/01/2027(l)	52,249
	Tervita Corp.
430,000	11.000%, 12/01/2025(c)	482,344
	Triumph Group, Inc.
595,000	6.250%, 09/15/2024(c)	606,162
150,000	7.750%, 08/15/2025	154,500
	WESCO Distribution, Inc.
5,075,000	7.250%, 06/15/2028(c)	5,659,564

		50,419,165

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Technology: 2.4%
	Austin BidCo, Inc.
$ 435,000	7.125%, 12/15/2028(c)	$446,619
	Black Knight InfoServ LLC
1,002,000	3.625%, 09/01/2028(c)	998,222
	Broadcom, Inc.
1,335,000	4.300%, 11/15/2032	1,523,704
	Castle US Holding Corp.
850,000	9.500%, 02/15/2028(c)	889,908
	CDW LLC / CDW Finance Corp.
1,500,000	3.250%, 02/15/2029	1,520,625
	Entegris, Inc.
4,381,000	4.375%, 04/15/2028(c)	4,581,431
900,000	3.625%, 05/01/2029(c)	913,770
	Fair Isaac Corp.
3,444,000	5.250%, 05/15/2026(c)	3,884,832
160,000	4.000%, 06/15/2028(c)	165,623
	Flexential Intermediate Corp.
585,000	11.250%, 08/01/2024(c)	640,209
	J2 Global, Inc.
1,500,000	4.625%, 10/15/2030(c)	1,554,825
	KBR, Inc.
1,000,000	4.750%, 09/30/2028(c)	1,001,750
	Microchip Technology, Inc.
270,000	0.983%, 09/01/2024(c)	268,866
	MSCI, Inc.
3,596,000	4.000%, 11/15/2029(c)	3,795,326
940,000	3.625%, 09/01/2030(c)	962,034
637,000	3.625%, 11/01/2031(c)	654,212
	NCR Corp.
1,784,000	5.125%, 04/15/2029(c)	1,841,980
1,342,000	5.250%, 10/01/2030(c)	1,394,043
	PTC, Inc.
4,625,000	4.000%, 02/15/2028(c)	4,793,882
	salesforce.com, Inc.
1,010,000	0.625%, 07/15/2024	1,009,743
	Seagate HDD Cayman
1,575,000	3.125%, 07/15/2029(c)	1,528,191
1,125,000	3.375%, 07/15/2031(c)	1,088,623
	Skyworks Solutions, Inc.
85,000	1.800%, 06/01/2026	86,163
	Synaptics, Inc.
1,800,000	4.000%, 06/15/2029(c)	1,811,250

		37,355,831

Utilities: 0.4%
	AES Andres B.V.
200,000	5.700%, 05/04/2028(c)	207,500
	AES Argentina Generacion S.A.
150,000	7.750%, 02/02/2024	128,095
	Edison International
1,115,000	5.375%, 03/15/2026(d)(h) 5 year CMT + 4.698%	1,125,927
	Emera US Finance L.P.
1,500,000	2.639%, 06/15/2031(c)	1,507,639
	Empresa Electrica Guacolda S.A.
300,000	4.560%, 04/30/2025	214,522

Principal Amount^		Value

Utilities (continued)
	Empresa Generadora de Electricidad Itabo S.A.
$ 121,500	7.950%, 05/11/2026	$125,861
	NextEra Energy Operating Partners L.P.
1,900,000	4.250%, 07/15/2024(c)	2,007,074
	Pacific Gas and Electric Co.
300,000	4.300%, 03/15/2045	289,276
35,000	4.950%, 07/01/2050	36,027
685,000	3.500%, 08/01/2050	611,907
	Pampa Energia S.A.
150,000	9.125%, 04/15/2029(c)	137,425

		6,391,253

TOTAL CORPORATE BONDS (Cost $406,397,260)		420,396,984

GOVERNMENT SECURITIES & AGENCY ISSUE: 2.2%
	Brazil Notas do Tesouro Nacional
7,438,000 (BRL)	Series F 10.000%, 01/01/2025	1,567,563
	Brazilian Government International Bond
500,000	4.750%, 01/14/2050	485,290
	El Salvador Government International Bond
200,000	7.125%, 01/20/2050	171,000
	Export-Import Bank of Korea
22,200,000 (INR)	6.750%, 08/09/2022	303,971
	Financiera de Desarrollo Territorial S.A.
3,329,000,000 (COP)	7.875%, 08/12/2024(c)	910,530
	Mexican Bonos
28,809,000 (MXN)	Series M 6.750%, 03/09/2023	1,473,910
	Mexico Government International Bond
1,125,000	4.280%, 08/14/2041	1,184,186
300,000	4.500%, 01/31/2050	319,764
1,485,000	3.771%, 05/24/2061	1,390,955
	Provincia de Buenos Aires Government Bonds
72,825,000 (ARS)	37.954%, 05/31/2022 BADLARPP + 3.830%	409,926
15,545,000 (ARS)	37.854%, 04/12/2025(c) BADLARPP + 3.750%	78,140
	Ukraine Government International Bond
200,000	7.253%, 03/15/2033	208,870
	United States Treasury Bond
27,950,000	1.625%, 11/15/2050	25,124,430

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $40,680,753)		33,628,535

LIMITED PARTNERSHIPS: 0.1%
35,594	GACP II L.P.(b)	1,189,033
1,300,000	U.S. Farming Realty Trust II L.P.(b)	910,035

TOTAL LIMITED PARTNERSHIPS (Cost $1,918,902)		2,099,068

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES: 15.3%
	Adjustable Rate Mortgage Trust
$ 266,388	Series 2006-1-2A1 3.482%, 03/25/2036(h)	$186,581
	Alternative Loan Trust
99,237	Series 2003-22CB-1A1 5.750%, 12/25/2033	102,699
372,637	Series 2004-13CB-A4 0.000%, 07/25/2034(m)	313,121
60,369	Series 2004-16CB-1A1 5.500%, 07/25/2034	62,053
68,480	Series 2004-16CB-3A1 5.500%, 08/25/2034	70,438
147,245	Series 2004-J10-2CB1 6.000%, 09/25/2034	153,181
46,206	Series 2005-J1-2A1 5.500%, 02/25/2025	46,761
2,211,831	Series 2006-13T1-A13 6.000%, 05/25/2036	1,496,967
365,497	Series 2006-31CB-A7 6.000%, 11/25/2036	294,513
3,767,982	Series 2006-36T2-2A1 6.250%, 12/25/2036	2,425,545
435,758	Series 2006-J1-2A1 7.000%, 02/25/2036	99,759
201,525	Series 2007-16CB-2A1 0.542%, 08/25/2037(f) 1 mo. USD LIBOR + 0.450%	75,119
58,357	Series 2007-16CB-2A2 53.821%, 08/25/2037(f) -8.3333*1 mo. USD LIBOR + 54.583%	138,074
3,234,675	Series 2007-16CB-4A1 0.492%, 08/25/2037(f) 1 mo. USD LIBOR + 0.400%	2,470,380
517,570	Series 2007-16CB-4A2 39.051%, 08/25/2037(f) -6*1 mo. USD LIBOR + 39.600%	1,080,686
370,033	Series 2007-19-1A34 6.000%, 08/25/2037	267,654
1,019,834	Series 2007-20-A12 6.250%, 08/25/2047	799,053
388,547	Series 2007-22-2A16 6.500%, 09/25/2037	229,882
2,337,336	Series 2007-HY2-1A 2.802%, 03/25/2047(h)	2,335,162
	Alternative Loan Trust Resecuritization
470,592	Series 2008-2R-2A1 6.000%, 08/25/2037(h)	312,809
3,420,955	Series 2008-2R-4A1 6.250%, 08/25/2037(h)	2,588,652
	American Home Mortgage Investment Trust
254,585	Series 2006-1-11A1 0.372%, 03/25/2046(f) 1 mo. USD LIBOR + 0.280%	245,412
	AREIT Trust
1,000,000	Series 2019-CRE3-D 2.775%, 09/14/2036(c)(f) 1 mo. USD LIBOR + 2.650%	982,587

Principal Amount^		Value
	Banc of America Alternative Loan Trust
$ 49,208	Series 2003-8-1CB1 5.500%, 10/25/2033	$50,723
569,736	Series 2006-7-A4 6.498%, 10/25/2036(g)	256,390
	Banc of America Funding Trust
49,255	Series 2005-7-3A1 5.750%, 11/25/2035	53,360
309,262	Series 2006-B-7A1 2.619%, 03/20/2036(h)	284,535
2,556,311	Series 2007-1-TA4 6.090%, 01/25/2037(g)	2,591,570
39,465	Series 2007-4-5A1 5.500%, 11/25/2034	39,305
2,171,995	Series 2010-R5-1A3 6.000%, 10/26/2037(c)(h)	2,142,255
	Banc of America Mortgage Trust
15,812	Series 2005-A-2A1 2.582%, 02/25/2035(h)	16,409
	Bancorp Commercial Mortgage Trust
665,000	Series 2019-CRE5-D 2.423%, 03/15/2036(c)(f) 1 mo. USD LIBOR + 2.350%	662,240
	BBCMS Mortgage Trust
710,000	Series 2020-BID-B 2.613%, 10/15/2037(c)(f) 1 mo. USD LIBOR + 2.540%	716,170
	BBCMS Trust
750,000	Series 2018-CBM-E 3.623%, 07/15/2037(c)(f) 1 mo. USD LIBOR + 3.550%	746,572
	BCAP LLC Trust
156,182	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(h)	119,422
2,381,532	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	1,941,954
	Bear Stearns Adjustable Rate Mortgage Trust
3,356,855	Series 2005-12-25A1 1.822%, 02/25/2036(h)	2,808,540
	Bear Stearns Asset-Backed Securities I Trust
465,638	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	317,192
	Benchmark Mortgage Trust
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(c)	556,571
	BF Mortgage Trust
666,000	Series 2019-NYT-F 3.073%, 12/15/2035(c)(f) 1 mo. USD LIBOR + 3.000%	657,146
	BHP Trust
497,000	Series 2019-BXHP-E 2.641%, 08/15/2036(c)(f) 1 mo. USD LIBOR + 2.568%	498,106
	BX Commercial Mortgage Trust
1,274,000	Series 2019-IMC-G 3.673%, 04/15/2034(c)(f) 1 mo. USD LIBOR + 3.600%	1,256,108

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	BX Trust
$ 850,000	Series 2017-SLCT-F 4.323%, 07/15/2034(c)(f) 1 mo. USD LIBOR + 4.250%	$854,265
	Carbon Capital VI Commercial Mortgage Trust
649,000	Series 2019-FL2-B 2.923%, 10/15/2035(c)(f) 1 mo. USD LIBOR + 2.850%	623,221
	CF Trust
1,420,000	Series 2019-MF1-F 3.950%, 08/21/2032(c)(f) 1 mo. USD LIBOR + 2.950%	1,411,527
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 1.100%, 12/10/2054(c)(h)(n)	767,400
7,346,000	Series 2016-C7-XF 1.100%, 12/10/2054(c)(h)(n)	333,705
	CG-CCRE Commercial Mortgage Trust
104,283	Series 2014-FL2-COL1 3.573%, 11/15/2031(c)(f) 1 mo. USD LIBOR + 3.500%	95,308
203,599	Series 2014-FL2-COL2 4.573%, 11/15/2031(c)(f) 1 mo. USD LIBOR + 4.500%	140,815
	Chase Mortgage Finance Trust
2,844,390	Series 2007-S2-1A9 6.000%, 03/25/2037	2,034,126
1,454,579	Series 2007-S3-1A15 6.000%, 05/25/2037	1,004,331
	CIM Trust
624,353	Series 2021-NR2-A1 2.568%, 07/25/2059(c)(g)	627,746
	Citicorp Mortgage Securities Trust
2,021,589	Series 2006-7-1A1 6.000%, 12/25/2036	2,002,657
	Citigroup Commercial Mortgage Trust
668,000	Series 2015-GC27-D 4.567%, 02/10/2048(c)(h)	666,233
800,000	Series 2018-C6-D 5.235%, 11/10/2051(c)(h)	872,590
1,497,000	Series 2018-TBR-F 3.723%, 12/15/2036(c)(f) 1 mo. USD LIBOR + 3.650%	1,473,833
	Citigroup Mortgage Loan Trust, Inc.
198,561	Series 2005-5-2A2 5.750%, 08/25/2035	160,220
2,288,490	Series 2005-5-3A2A 2.772%, 10/25/2035(h)	1,676,714
2,196,666	Series 2011-12-1A2 3.055%, 04/25/2036(c)(h)	1,643,483
289,750	Series 2018-A-A1 4.000%, 01/25/2068(c)(h)	290,306
	CitiMortgage Alternative Loan Trust
203,153	Series 2006-A5-1A13 0.542%, 10/25/2036(f) 1 mo. USD LIBOR + 0.450%	165,278
199,922	Series 2006-A5-1A2 6.459%, 10/25/2036(f)(n) -1*1 mo. USD LIBOR + 6.550%	32,118

Principal Amount^		Value
$ 1,767,058	Series 2007-A6-1A5 6.000%, 06/25/2037	$1,775,723
	COMM Mortgage Trust
315,000	Series 2012-CR3-B 3.922%, 10/15/2045(c)	315,040
40,000	Series 2012-LC4-C 5.718%, 12/10/2044(h)	38,228
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	297,498
3,353,939	Series 2014-UBS4-G 3.750%, 08/10/2047(c)	136,784
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(h)	1
1,989,000	Series 2018-HCLV-D 2.250%, 09/15/2033(c)(f) 1 mo. USD LIBOR + 2.177%	1,964,266
	Connecticut Avenue Securities Trust
270,501	Series 2020-R01-1M2 2.142%, 01/25/2040(c)(f) 1 mo. USD LIBOR + 2.050%	271,899
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 2.842%, 05/25/2023(c)(f) 1 mo. USD LIBOR + 2.750%	1,985,992
	Countrywide Home Loan Mortgage Pass-Through Trust
5,991	Series 2004-HYB4-2A1 2.847%, 09/20/2034(h)	6,034
519,178	Series 2005-23-A1 5.500%, 11/25/2035	403,445
2,283,403	Series 2006-9-A1 6.000%, 05/25/2036	1,645,795
142,776	Series 2007-10-A5 6.000%, 07/25/2037	102,692
560,306	Series 2007-13-A5 6.000%, 08/25/2037	415,312
	Credit Suisse Commercial Mortgage Securities Corp.
175,000	Series 2019-SKLZ-D 3.673%, 01/15/2034(c)(f) 1 mo. USD LIBOR + 3.600%	173,174
	Credit Suisse First Boston Mortgage Securities Corp.
1,158,918	Series 2005-11-7A1 6.000%, 12/25/2035	867,846
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
37,902	Series 2003-27-4A4 5.750%, 11/25/2033	40,538
2,365,732	Series 2005-10-10A3 6.000%, 11/25/2035	979,760
	Credit Suisse Mortgage-Backed Trust
732,872	Series 2006-6-1A10 6.000%, 07/25/2036	567,971
650,041	Series 2007-1-4A1 6.500%, 02/25/2022	121,996
42,542	Series 2007-2-2A5 5.000%, 03/25/2037	40,341
1,224,953	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	1,280,158
630,000	Series 2014-USA-A2 3.953%, 09/15/2037(c)	680,001

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage-Backed Trust (Continued)
$ 635,000	Series 2014-USA-D 4.373%, 09/15/2037(c)	$612,011
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,333,242
612,152	Series 2019-RP10-A1 3.023%, 12/26/2059(c)(h)	616,217
407,758	Series 2020-RPL3-A1 2.691%, 03/25/2060(c)(h)	413,473
1,100,000	Series 2021-NQM1-B2 3.831%, 05/25/2065(c)(h)	1,099,882
490,000	Series 2021-RPL1-A2 3.937%, 09/27/2060(c)	491,148
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.648%, 10/10/2034(c)(h)	323,774
	Deephaven Residential Mortgage Trust
4,711,000	Series 2020-2-B3 5.894%, 05/25/2065(c)(h)	4,748,469
	Deutsche Mortgage and Asset Receiving Corp.
2,368,806	Series 2014-RS1-1A2 6.496%, 07/27/2037(c)(h)	2,229,216
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
84,227	Series 2006-PR1-3A1 12.022%, 04/15/2036(c)(f) -1.4*1 mo. USD LIBOR + 12.124%	79,152
	DOLP Trust
500,000	Series 2021-NYC-F 3.704%, 05/10/2041(c)(h)	479,687
500,000	Series 2021-NYC-G 3.704%, 05/10/2041(c)(h)	455,955
	DSLA Mortgage Loan Trust
109,620	Series 2005-AR5-2A1A 0.423%, 09/19/2045(f) 1 mo. USD LIBOR + 0.330%	83,369
	Dukinfield II Plc
323,538 (GBP)	Series 2-A 1.331%, 12/20/2052(f) 3 mo. GBP LIBOR + 1.250%	447,416
	Extended Stay America Trust
850,000	Series 2021-ESH-F 3.775%, 07/15/2038(c)(f)(i) 1 mo. USD LIBOR + 3.700%	858,476
	Federal Home Loan Mortgage Corp. REMICS
470,354	Series 3118-SD 6.627%, 02/15/2036(f)(n) -1*1 mo. USD LIBOR + 6.700%	83,020
194,282	Series 3301-MS 6.027%, 04/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.100%	33,399
235,142	Series 3303-SE 6.007%, 04/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.080%	38,815

Principal Amount^		Value
$ 152,842	Series 3303-SG 6.027%, 04/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.100%	$30,386
38,410	Series 3382-SB 5.927%, 11/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.000%	5,343
210,572	Series 3382-SW 6.227%, 11/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.300%	37,662
47,879	Series 3384-S 6.317%, 11/15/2037(f)(n) -1*1 mo. USD LIBOR + 6.390%	6,114
133,715	Series 3384-SG 6.237%, 08/15/2036(f)(n) -1*1 mo. USD LIBOR + 6.310%	29,287
1,635,908	Series 3404-SA 5.927%, 01/15/2038(f)(n) -1*1 mo. USD LIBOR + 6.000%	297,516
57,475	Series 3417-SX 6.107%, 02/15/2038(f)(n) -1*1 mo. USD LIBOR + 6.180%	7,375
46,477	Series 3423-GS 5.577%, 03/15/2038(f)(n) -1*1 mo. USD LIBOR + 5.650%	5,976
392,917	Series 3423-TG 0.350%, 03/15/2038(f)(n) -1*1 mo. USD LIBOR + 6.000%	3,461
2,074,495	Series 3435-S 5.907%, 04/15/2038(f)(n) -1*1 mo. USD LIBOR + 5.980%	395,910
44,306	Series 3445-ES 5.927%, 05/15/2038(f)(n) -1*1 mo. USD LIBOR + 6.000%	2,268
302,210	Series 3523-SM 5.927%, 04/15/2039(f)(n) -1*1 mo. USD LIBOR + 6.000%	47,023
159,234	Series 3560-KS 6.327%, 11/15/2036(f)(n) -1*1 mo. USD LIBOR + 6.400%	23,830
74,264	Series 3598-SA 6.277%, 11/15/2039(f)(n) -1*1 mo. USD LIBOR + 6.350%	12,484
101,034	Series 3641-TB 4.500%, 03/15/2040	114,827
311,047	Series 3728-SV 4.377%, 09/15/2040(f)(n) -1*1 mo. USD LIBOR + 4.450%	39,423
164,513	Series 3758-S 5.957%, 11/15/2040(f)(n) -1*1 mo. USD LIBOR + 6.030%	28,832
469,312	Series 3770-SP 6.427%, 11/15/2040(f)(n) -1*1 mo. USD LIBOR + 6.500%	43,249
223,959	Series 3815-ST 5.777%, 02/15/2041(f)(n) -1*1 mo. USD LIBOR + 5.850%	42,404
496,986	Series 3859-SI 6.527%, 05/15/2041(f)(n) -1*1 mo. USD LIBOR + 6.600%	100,702
143,331	Series 3872-SL 5.877%, 06/15/2041(f)(n) -1*1 mo. USD LIBOR + 5.950%	24,031

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 115,133	Series 3900-SB 5.897%, 07/15/2041(f)(n) -1*1 mo. USD LIBOR + 5.970%	$17,991
26,499	Series 3946-SM 14.481%, 10/15/2041(f) -3*1 mo. USD LIBOR + 14.700%	38,192
369,712	Series 3972-AZ 3.500%, 12/15/2041	387,324
2,057,282	Series 3984-DS 5.877%, 01/15/2042(f)(n) -1*1 mo. USD LIBOR + 5.950%	394,568
5,061,034	Series 4080-DS 6.627%, 03/15/2041(f)(n) -1*1 mo. USD LIBOR + 6.700%	687,143
1,942,148	Series 4239-OU 0.000%, 07/15/2043(m)	1,620,554
2,190,839	Series 4291-MS 5.827%, 01/15/2054(f)(n) -1*1 mo. USD LIBOR + 5.900%	398,801
1,253,830	Series 4314-MS 6.027%, 07/15/2043(f)(n) -1*1 mo. USD LIBOR + 6.100%	87,675
8,415,786	Series 5070-MI 3.500%, 02/25/2051(n)	1,233,315
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
34,038	Series 2018-DNA1-M2 1.892%, 07/25/2030(f) 1 mo. USD LIBOR + 1.800%	34,279
	Federal National Mortgage Association Connecticut Avenue Securities
307,346	Series 2017-C05-1M2 2.292%, 01/25/2030(f) 1 mo. USD LIBOR + 2.200%	312,568
	Federal National Mortgage Association REMICS
235,860	Series 2003-84-PZ 5.000%, 09/25/2033	266,592
391,689	Series 2005-42-SA 6.709%, 05/25/2035(f)(n) -1*1 mo. USD LIBOR + 6.800%	38,392
1,647,531	Series 2006-92-LI 6.489%, 10/25/2036(f)(n) -1*1 mo. USD LIBOR + 6.580%	322,814
447,274	Series 2007-39-AI 6.029%, 05/25/2037(f)(n) -1*1 mo. USD LIBOR + 6.120%	86,470
129,953	Series 2007-57-SX 6.529%, 10/25/2036(f)(n) -1*1 mo. USD LIBOR + 6.620%	23,292
26,991	Series 2007-68-SA 6.559%, 07/25/2037(f)(n) -1*1 mo. USD LIBOR + 6.650%	4,429
28,416	Series 2008-1-CI 6.209%, 02/25/2038(f)(n) -1*1 mo. USD LIBOR + 6.300%	4,876

Principal Amount^		Value
$ 1,336,629	Series 2008-33-SA 5.909%, 04/25/2038(f)(n) -1*1 mo. USD LIBOR + 6.000%	$256,299
38,171	Series 2008-56-SB 5.969%, 07/25/2038(f)(n) -1*1 mo. USD LIBOR + 6.060%	4,773
2,654,434	Series 2009-110-SD 6.159%, 01/25/2040(f)(n) -1*1 mo. USD LIBOR + 6.250%	475,425
35,040	Series 2009-111-SE 6.159%, 01/25/2040(f)(n) -1*1 mo. USD LIBOR + 6.250%	6,377
166,381	Series 2009-86-CI 5.709%, 09/25/2036(f)(n) -1*1 mo. USD LIBOR + 5.800%	14,222
79,391	Series 2009-87-SA 5.909%, 11/25/2049(f)(n) -1*1 mo. USD LIBOR + 6.000%	15,083
45,434	Series 2009-90-IB 5.629%, 04/25/2037(f)(n) -1*1 mo. USD LIBOR + 5.720%	6,388
33,957	Series 2010-11-SC 4.709%, 02/25/2040(f)(n) -1*1 mo. USD LIBOR + 4.800%	4,066
31,219	Series 2010-115-SD 6.509%, 11/25/2039(f)(n) -1*1 mo. USD LIBOR + 6.600%	5,746
2,632,300	Series 2010-123-SK 5.959%, 11/25/2040(f)(n) -1*1 mo. USD LIBOR + 6.050%	511,595
456,610	Series 2010-134-SE 6.559%, 12/25/2025(f)(n) -1*1 mo. USD LIBOR + 6.650%	35,313
169,444	Series 2010-15-SL 4.859%, 03/25/2040(f)(n) -1*1 mo. USD LIBOR + 4.950%	23,865
50,623	Series 2010-9-GS 4.659%, 02/25/2040(f)(n) -1*1 mo. USD LIBOR + 4.750%	4,870
6,420	Series 2011-110-LS 9.916%, 11/25/2041(f) -2*1 mo. USD LIBOR + 10.100%	8,061
110,476	Series 2011-111-VZ 4.000%, 11/25/2041	122,519
499,218	Series 2011-141-PZ 4.000%, 01/25/2042	548,216
33,489	Series 2011-5-PS 6.309%, 11/25/2040(f)(n) -1*1 mo. USD LIBOR + 6.400%	1,699
1,705,779	Series 2011-93-ES 6.409%, 09/25/2041(f)(n) -1*1 mo. USD LIBOR + 6.500%	328,681
1,092,151	Series 2012-106-SA 6.069%, 10/25/2042(f)(n) -1*1 mo. USD LIBOR + 6.160%	212,599
2,655,750	Series 2014-50-WS 6.109%, 08/25/2044(f)(n) -1*1 mo. USD LIBOR + 6.200%	448,124
10,348,746	Series 2019-31-S 5.959%, 07/25/2049(f)(n) -1*1 mo. USD LIBOR + 6.050%	1,926,385

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 18,963,100	Series 2019-M12-X 0.703%, 06/25/2029(h)(n)	$974,423
9,489,120	Series 2019-M24-2XA 1.276%, 03/25/2031(h)(n)	872,044
28,278,819	Series 2019-M7-X 0.463%, 04/25/2029(h)(n)	988,379
32,204,335	Series 2020-M10-X4 0.965%, 07/25/2032(h)(n)	2,396,511
32,834,233	Series 2020-M10-X9 0.925%, 12/25/2027(h)(n)	1,330,726
9,385,193	Series 2020-M13-X2 1.402%, 09/25/2030(h)(n)	789,183
20,965,629	Series 2020-M6-X 1.460%, 10/25/2024(h)(n)	697,740
	First Horizon Alternative Mortgage Securities Trust
656,320	Series 2006-FA6-1A4 6.250%, 11/25/2036	441,794
261,345	Series 2007-FA4-1A7 6.000%, 08/25/2037	171,829
	First Horizon Mortgage Pass-Through Trust
117,731	Series 2006-1-1A10 6.000%, 05/25/2036	79,565
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU H 4.095%, 12/10/2036(c)(h)	553,439
	FREMF Mortgage Trust
1,500,063	Series 2016-KF14-B 8.886%, 01/25/2023(c)(f) 1 mo. USD LIBOR + 8.800%	1,524,921
1,346,841	Series 2018-KF56-C 5.886%, 11/25/2028(c)(f) 1 mo. USD LIBOR + 5.800%	1,359,688
	GCAT LLC
887,465	Series 2020-4-A1 2.611%, 12/25/2025(c)(g)	892,814
	GCAT Trust
77,174	Series 2019-RPL1-A1 2.650%, 10/25/2068(c)(h)	79,671
	Government National Mortgage Association
27,000,000	2.590%, 06/20/2051	1,940,625
468,002	Series 2007-21-S 6.125%, 04/16/2037(f)(n) -1*1 mo. USD LIBOR + 6.200%	73,229
164,790	Series 2008-69-SB 7.537%, 08/20/2038(f)(n) -1*1 mo. USD LIBOR + 7.630%	35,381
196,139	Series 2009-104-SD 6.275%, 11/16/2039(f)(n) -1*1 mo. USD LIBOR + 6.350%	33,582
273,252	Series 2010-134-EI 4.500%, 11/20/2039(n)	6,261
25,821	Series 2010-98-IA 5.629%, 03/20/2039(h)(n)	2,451

Principal Amount^		Value
$ 319,344	Series 2011-45-GZ 4.500%, 03/20/2041	$342,847
94,084	Series 2011-69-OC 0.000%, 05/20/2041(m)	88,436
1,909,568	Series 2011-69-SC 5.287%, 05/20/2041(f)(n) -1*1 mo. USD LIBOR + 5.380%	288,259
349,057	Series 2011-89-SA 5.357%, 06/20/2041(f)(n) -1*1 mo. USD LIBOR + 5.450%	68,093
1,410,199	Series 2013-102-BS 6.057%, 03/20/2043(f)(n) -1*1 mo. USD LIBOR + 6.150%	171,162
28,934,412	Series 2013-155-IB 0.041%, 09/16/2053(h)(n)	149,785
2,708,718	Series 2014-145-CS 5.525%, 05/16/2044(f)(n) -1*1 mo. USD LIBOR + 5.600%	408,828
1,706,129	Series 2014-156-PS 6.157%, 10/20/2044(f)(n) -1*1 mo. USD LIBOR + 6.250%	362,966
4,048,031	Series 2014-4-SA 6.025%, 01/16/2044(f)(n) -1*1 mo. USD LIBOR + 6.100%	836,959
7,051,537	Series 2014-41-SA 6.007%, 03/20/2044(f)(n) -1*1 mo. USD LIBOR + 6.100%	1,516,049
2,829,879	Series 2014-5-SA 5.457%, 01/20/2044(f)(n) -1*1 mo. USD LIBOR + 5.550%	520,574
3,427,293	Series 2014-58-SG 5.525%, 04/16/2044(f)(n) -1*1 mo. USD LIBOR + 5.600%	569,837
2,838,043	Series 2014-76-SA 5.507%, 01/20/2040(f)(n) -1*1 mo. USD LIBOR + 5.600%	492,013
3,822,456	Series 2014-95-CS 6.175%, 06/16/2044(f)(n) -1*1 mo. USD LIBOR + 6.250%	684,044
15,127,456	Series 2016-162-IO 0.830%, 09/16/2058(h)(n)	817,067
3,665,171	Series 2018-105-SH 6.157%, 08/20/2048(f)(n) -1*1 mo. USD LIBOR + 6.250%	631,387
40,900,257	Series 2018-111-SA 4.457%, 08/20/2048(f)(n) -1*1 mo. USD LIBOR + 4.550%	4,172,149
15,612,618	Series 2018-134-CS 6.107%, 10/20/2048(f)(n) -1*1 mo. USD LIBOR + 6.200%	2,297,748
9,498,701	Series 2019-22-SA 5.507%, 02/20/2045(f)(n) -1*1 mo. USD LIBOR + 5.600%	1,642,954
5,478,975	Series 2019-61-NS 6.007%, 02/20/2049(f)(n) -1*1 mo. USD LIBOR + 6.100%	1,072,177
9,833,946	Series 2020-112-BS 6.157%, 08/20/2050(f)(n) -1*1 mo. USD LIBOR + 6.250%	1,772,462
14,377,376	Series 2020-115-SC 4.107%, 08/20/2050(f)(n) -1*1 mo. USD LIBOR + 4.200%	1,994,430

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 7,559,742	Series 2020-142-SD 6.207%, 09/20/2050(f)(n) -1*1 mo. USD LIBOR + 6.300%	$1,878,217
9,618,312	Series 2020-146-SH 6.207%, 10/20/2050(f)(n) -1*1 mo. USD LIBOR + 6.300%	2,020,870
10,560,186	Series 2020-168-IA 0.989%, 12/16/2062(h)(n)	903,264
6,939,116	Series 2020-188-LS 6.207%, 11/20/2050(f)(n) -1*1 mo. USD LIBOR + 6.300%	1,910,882
13,211,609	Series 2020-47-SA 5.907%, 05/20/2044(f)(n) -1*1 mo. USD LIBOR + 6.000%	2,309,783
7,623,503	Series 2020-47-SL 5.277%, 07/20/2044(f)(n) -1*1 mo. USD LIBOR + 5.370%	1,372,782
7,875,783	Series 2021-1-QS 6.207%, 01/20/2051(f)(n) -1*1 mo. USD LIBOR + 6.300%	1,982,345
11,440,619	Series 2021-52-IO 0.848%, 04/16/2063(h)(n)	907,726
6,170,769	Series 2021-59-S 2.590%, 04/20/2051(f)(n) -1*SOFR 30-day + 2.600%	446,463
13,163,287	Series 2021-89-SA 3.657%, 05/20/2051(f)(n) -1*1 mo. USD LIBOR + 3.750%	1,887,577
	GPMT Ltd.
1,507,000	Series 2018-FL1-D 3.043%, 11/21/2035(c)(f) 1 mo. USD LIBOR + 2.950%	1,497,207
	GS Mortgage Securities Corp. Trust
1,503,000	Series 2018-TWR-G 3.998%, 07/15/2031(c)(f) 1 mo. USD LIBOR + 3.925%	1,332,014
	GS Mortgage Securities Trust
130,000	Series 2011-GC5-C 5.428%, 08/10/2044(c)(h)	109,022
1,010,000	Series 2011-GC5-D 5.428%, 08/10/2044(c)(h)	570,672
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(h)	98,351
1,967,000	Series 2014-GC26-D 4.660%, 11/10/2047(c)(h)	1,324,275
	GSCG Trust
710,000	Series 2019-600C-H 4.118%, 09/06/2034(c)(h)	654,855
	GSR Mortgage Loan Trust
37,997	Series 2005-4F-6A1 6.500%, 02/25/2035	38,718
620,422	Series 2005-9F-2A1 6.000%, 01/25/2036	435,409
111,696	Series 2005-AR6-4A5 2.962%, 09/25/2035(h)	112,534
241,057	Series 2006-7F-3A4 6.250%, 08/25/2036	123,524

Principal Amount^		Value
	HarborView Mortgage Loan Trust
$ 239,919	Series 2004-11-2A2A 0.733%, 01/19/2035(f) 1 mo. USD LIBOR + 0.640%	$225,960
3,424,929	Series 2007-7-2A1B 1.092%, 10/25/2037(f) 1 mo. USD LIBOR + 1.000%	3,311,725
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 2.823%, 05/15/2038(c)(f) 1 mo. USD LIBOR + 2.750%	1,302,771
	Hospitality Mortgage Trust
1,055,155	Series 2019-HIT-G 3.973%, 11/15/2036(c)(f) 1 mo. USD LIBOR + 3.900%	989,087
	Impac Secured Assets Trust
5,576,923	Series 2007-2-1A1C 0.472%, 05/25/2037(f) 1 mo. USD LIBOR + 0.380%	5,019,993
	IndyMac INDX Mortgage Loan Trust
156,292	Series 2004-AR7-A5 1.312%, 09/25/2034(f) 1 mo. USD LIBOR + 1.220%	150,615
260,484	Series 2005-AR11-A3 2.986%, 08/25/2035(h)	240,360
588,063	Series 2006-AR2-2A1 0.512%, 02/25/2046(f) 1 mo. USD LIBOR + 0.420%	474,069
3,323,458	Series 2006-R1-A3 2.970%, 12/25/2035(h)	3,192,689
1,216,711	Series 2007-AR5-2A1 3.017%, 05/25/2037(h)	1,146,977
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.707%, 02/15/2046(c)(h)	482,263
135,000	Series 2012-C8-C 4.777%, 10/15/2045(c)(h)	128,235
310,000	Series 2012-LC9-C 4.566%, 12/15/2047(c)(h)	316,569
1,531,000	Series 2019-MFP-F 3.073%, 07/15/2036(c)(f) 1 mo. USD LIBOR + 3.000%	1,517,233
683,000	Series 2019-MFP-G 4.123%, 07/15/2036(c)(f) 1 mo. USD LIBOR + 4.050%	670,535
683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(c)(h)(n)	2,550
219,000	Series 2019-UES-C 4.343%, 05/05/2032(c)	225,722
224,000	Series 2019-UES-D 4.601%, 05/05/2032(c)(h)	225,906
261,000	Series 2019-UES-E 4.601%, 05/05/2032(c)(h)	256,418
274,000	Series 2019-UES-F 4.601%, 05/05/2032(c)(h)	261,200
299,000	Series 2019-UES-G 4.601%, 05/05/2032(c)(h)	274,258
	JP Morgan Mortgage Trust
281,797	Series 2004-S1-2A1 6.000%, 09/25/2034	295,024

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Mortgage Trust (Continued)
$ 1,973,501	Series 2005-ALT1-3A1 2.618%, 10/25/2035(h)	$1,716,829
30,904	Series 2007-A1-4A2 2.727%, 07/25/2035(b)(h)	30,223
10,394	Series 2007-S1-1A2 5.500%, 03/25/2022	10,349
652,889	Series 2007-S3-1A97 6.000%, 08/25/2037	488,998
	JP Morgan Resecuritization Trust
7,242,599	Series 2015-4-1A7 0.282%, 06/26/2047(c)(f) 1 mo. USD LIBOR + 0.190%	5,666,512
	JPMBB Commercial Mortgage Securities Trust
1,616,000	Series 2014-C23-D 4.133%, 09/15/2047(c)(h)	1,635,337
300,000	Series 2014-C23-E 3.364%, 09/15/2047(c)(h)	214,023
78,000	Series 2015-C27-D 3.944%, 02/15/2048(c)(h)	69,777
4,749,500	Series 2015-C27-XFG 1.444%, 02/15/2048(c)(h)(n)	199,021
	Legacy Mortgage Asset Trust
992,151	Series 2020-GS1-A1 2.882%, 10/25/2059(c)(g)	1,000,279
3,300,000	Series 2020-GS3-A2 4.000%, 05/25/2060(c)(g)	3,341,134
189,302	Series 2020-GS5-A1 3.250%, 06/25/2060(c)	193,153
	Lehman Mortgage Trust
1,022,377	Series 2006-2-2A3 5.750%, 04/25/2036	1,024,444
	Lehman XS Trust
99,683	Series 2006-2N-1A1 0.612%, 02/25/2046(f) 1 mo. USD LIBOR + 0.520%	92,121
	LHOME Mortgage Trust
3,700,000	Series 2021-RTL1-M 4.458%, 09/25/2026(c)(h)	3,704,149
	Master Alternative Loan Trust
26,908	Series 2003-9-4A1 5.250%, 11/25/2033	27,610
24,868	Series 2004-5-1A1 5.500%, 06/25/2034	25,531
26,800	Series 2004-5-2A1 6.000%, 06/25/2034	27,703
107,295	Series 2004-8-2A1 6.000%, 09/25/2034	110,366
	Mello Warehouse Securitization Trust
1,250,000	Series 2020-1-G 5.592%, 10/25/2053(c)(f) 1 mo. USD LIBOR + 5.500%	1,251,132
	Merrill Lynch Mortgage Investors Trust
5,282	Series 2006-2-2A 2.097%, 05/25/2036(h)	5,377
	Mill City Mortgage Loan Trust
305,000	Series 2021-NMR1-M3 2.500%, 11/25/2060(c)(h)	298,794

Principal Amount^		Value
	Morgan Stanley Bank of America Merrill Lynch Trust
$ 560,000	Series 2013-C11-B 4.496%, 08/15/2046(h)	$413,889
	Morgan Stanley Capital I Trust
687,000	Series 2007-IQ15-C 6.371%, 06/11/2049(c)(h)	681,714
226,272	Series 2011-C2-D 5.420%, 06/15/2044(c)(h)	216,198
540,000	Series 2011-C2-E 5.420%, 06/15/2044(c)(h)	412,240
1,508,000	Series 2019-PLND-F 2.873%, 05/15/2036(c)(f) 1 mo. USD LIBOR + 2.800%	1,369,144
	Morgan Stanley Mortgage Loan Trust
1,894,770	Series 2005-9AR-2A 2.603%, 12/25/2035(h)	1,832,843
2,421,037	Series 2006-11-2A2 6.000%, 08/25/2036	1,580,059
299,377	Series 2006-7-3A 5.103%, 06/25/2036(h)	243,794
236,465	Series 2007-13-6A1 6.000%, 10/25/2037	183,175
	Motel 6 Trust
537,294	Series 2017-M6MZ-M 7.000%, 08/15/2024(c)(f) 1 mo. USD LIBOR + 6.927%	524,889
	NewRez Warehouse Securitization Trust
2,200,000	Series 2021-1-F 5.342%, 05/25/2055(c)(f) 1 mo. USD LIBOR + 5.250%	2,204,766
	Preston Ridge Partners Mortgage LLC
260,000	Series 2020-3-A2 5.071%, 09/25/2025(c)(g)	261,564
1,000,000	Series 2020-5-A2 5.437%, 11/25/2025(c)(g)	1,006,244
400,000	Series 2021-2-A2 3.770%, 03/25/2026(c)(h)	406,084
620,837	Series 2021-3-A1 1.867%, 04/25/2026(c)(g)	629,066
	Prime Mortgage Trust
1,107,658	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,018,569
	RCO V Mortgage LLC
306,323	Series 2020-1-A1 3.105%, 09/25/2025(c)(g)	309,081
	Residential Accredit Loans, Inc.
326,168	Series 2006-QS17-A5 6.000%, 12/25/2036	318,790
417,762	Series 2006-QS7-A3 6.000%, 06/25/2036	397,145
460,972	Series 2007-QS1-2A10 6.000%, 01/25/2037	442,581
405,740	Series 2007-QS8-A8 6.000%, 06/25/2037	395,559
	Residential Asset Securitization Trust
216,506	Series 2006-A8-1A1 6.000%, 08/25/2036	177,838
238,083	Series 2007-A1-A8 6.000%, 03/25/2037	131,561

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Residential Asset Securitization Trust (Continued)
$ 15,913,100	Series 2007-A9-A1 0.642%, 09/25/2037(f) 1 mo. USD LIBOR + 0.550%	$3,624,259
15,913,100	Series 2007-A9-A2 6.359%, 09/25/2037(f)(n) -1*1 mo. USD LIBOR + 6.450%	5,608,959
	Residential Funding Mortgage Securities I Trust
380,760	Series 2006-S4-A5 6.000%, 04/25/2036	371,258
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 2.823%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 2.750%	111,028
980,000	Series 2014-STAR-D 3.573%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 3.500%	241,555
950,000	Series 2014-STAR-E 4.473%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 4.400%	90,584
	Structured Adjustable Rate Mortgage Loan Trust
651,162	Series 2005-14-A1 0.402%, 07/25/2035(f) 1 mo. USD LIBOR + 0.310%	484,359
282,567	Series 2005-15-1A1 2.976%, 07/25/2035(h)	212,637
209,809	Series 2005-22-3A1 3.829%, 12/25/2035(h)	170,939
557,872	Series 2008-1-A2 2.780%, 10/25/2037(h)	513,502
	Structured Asset Securities Corp. Trust
7,318,931	Series 2007-4-1A3 6.159%, 03/28/2045(c)(f)(n) -1*1 mo. USD LIBOR + 6.250%	1,029,270
	Tharaldson Hotel Portfolio Trust
1,382,807	Series 2018-THL-F 4.183%, 11/11/2034(c)(f) 1 mo. USD LIBOR + 4.102%	1,326,694
	Toorak Mortgage Corp. Ltd.
630,000	Series 2021-1-A1 2.240%, 06/25/2024(c)(g)	630,948
	TTAN
600,000	Series 2021-MHC-G 4.273%, 03/15/2038(c)(f) 1 mo. USD LIBOR + 4.200%	603,397
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 5.044%, 05/10/2063(c)(h)	48,038
1,000,000	Series 2013-C5-C 4.218%, 03/10/2046(c)(h)	996,557
	VOLT XCII LLC
3,000,000	Series 2021-NPL1-A2 4.949%, 02/27/2051(c)(g)	2,997,305
	VOLT XCIII LLC
777,189	Series 2021-NPL2-A1 1.893%, 02/27/2051(c)(g)	777,067

Principal Amount^		Value
	VOLT XCIV LLC
$ 675,000	Series 2021-NPL3-A2 4.949%, 02/27/2051(c)(g)	$674,103
	VOLT XCVI LLC
345,000	Series 2021-NPL5-A2 4.826%, 03/27/2051(c)(g)	345,020
	Washington Mutual Mortgage Pass-Through Certificates Trust
502,266	Series 2006-5-1A5 6.000%, 07/25/2036	472,217
428,564	Series 2006-8-A6 4.217%, 10/25/2036(g)	220,147
2,468,710	Series 2007-5-A3 7.000%, 06/25/2037	1,889,096
	Wells Fargo Alternative Loan Trust
133,448	Series 2007-PA2-3A1 0.442%, 06/25/2037(f) 1 mo. USD LIBOR + 0.350%	115,332
196,590	Series 2007-PA2-3A2 6.559%, 06/25/2037(f)(n) -1*1 mo. USD LIBOR + 6.650%	27,250
	Wells Fargo Commercial Mortgage Trust
620,000	Series 2013-LC12-B 4.435%, 07/15/2046(h)	623,608
19,971,000	Series 2015-C28-XE 1.230%, 05/15/2048(c)(h)(n)	783,862
398,000	Series 2015-NXS4-D 3.848%, 12/15/2048(h)	399,386
750,000	Series 2016-C33-D 3.123%, 03/15/2059(c)	714,771
135,000	Series 2016-C36-B 3.671%, 11/15/2059(h)	134,387
130,000	Series 2016-C36-C 4.325%, 11/15/2059(h)	115,410
1,225,000	Series 2019-JWDR-C 3.139%, 09/15/2031(c)(h)	1,239,696
	Wells Fargo Mortgage-Backed Securities Trust
86,125	Series 2006-AR19-A1 2.813%, 12/25/2036(h)	85,869
	WFRBS Commercial Mortgage Trust
796,622	Series 2011-C3-D 5.520%, 03/15/2044(c)(h)	404,047
395,000	Series 2011-C4-E 5.266%, 06/15/2044(c)(h)	247,348
1,020,000	Series 2012-C10-C 4.508%, 12/15/2045(h)	881,664
500,000	Series 2012-C6-D 5.850%, 04/15/2045(c)(h)	508,007
185,000	Series 2012-C7-C 4.957%, 06/15/2045(h)	143,238
400,000	Series 2012-C7-D 4.957%, 06/15/2045(c)(h)	260,940
290,000	Series 2012-C7-E 4.957%, 06/15/2045(c)(h)	68,513
200,000	Series 2014-C20-B 4.378%, 05/15/2047	210,202
250,000	Series 2014-C24-B 4.204%, 11/15/2047(h)	254,295

TOTAL MORTGAGE-BACKED SECURITIES (Cost $225,697,690)		235,839,981

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

SHORT-TERM INVESTMENTS: 8.7%

REPURCHASE AGREEMENTS: 6.0%
$92,615,598	Fixed Income Clearing Corp. 0.000%, 6/30/2021, due 07/01/2021 [collateral: par value $10,795,200, U.S. Treasury Note, 0.125%, due 03/31/2023 value $10,780,456; par value $83,900,600, U.S. Treasury Note, 0.125%, due 06/30/2023 value $83,687,864] (proceeds $92,615,598)	$92,615,598

TREASURY BILLS: 2.7%
	United States Treasury Bill
4,000,000	0.047%, 08/12/2021(a)(i)(o)	3,999,778
5,600,000	0.041%, 09/09/2021(a)(o)	5,599,548
8,808,000	0.043%, 10/07/2021(a)(o)	8,806,981
1,440,000	0.119%, 11/04/2021(a)(o)	1,439,405
7,000,000	0.048%, 01/27/2022(a)(o)	6,998,060
2,940,000	0.051%, 02/24/2022(o)	2,939,019
1,450,000	0.057%, 03/24/2022(a)(o)	1,449,400
2,965,000	0.061%, 03/24/2022(o)	2,963,686
2,980,000	0.048%, 04/21/2022(o)	2,978,844
4,000,000	0.066%, 05/19/2022(a)(o)	3,997,648

TOTAL TREASURY BILLS (Cost $41,169,930)		41,172,369

TOTAL SHORT-TERM INVESTMENTS (Cost $133,785,528)		133,787,967

TOTAL PURCHASED OPTIONS (Premiums paid $584,089): 0.0%		389,676

TOTAL INVESTMENTS (Cost: $1,444,205,879): 99.8%		1,536,971,417

Other Assets in Excess of Liabilities: 0.2%		2,893,700

NET ASSETS: 100.0%		$1,539,865,117

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
EONIA	Euro Overnight Index Average
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Over Night Index Average
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $148,405,456 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Perpetual Call.
(e)	Pay-in-kind security.
(f)	Floating Interest Rate at June 30, 2021.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2021.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2021.
(i)	When issued security.
(j)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Security is currently in default and/or non-income producing.
(m)	Principal Only security.
(n)	Interest Only security. Security with a notional or nominal principal amount.
(o)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At June 30, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
OneDigital Borrower LLC, 5.250%, 11/16/2027	$25,000	$25,136	$136

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at June 30, 2021 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Aon Plc	Morgan Stanley & Co.	$230.00	7/16/2021	15	$358,140	$16,425	$10,500	$5,925
Aon Plc	Morgan Stanley & Co.	240.00	7/16/2021	157	3,748,532	62,800	77,238	(14,438)
Aon Plc	Morgan Stanley & Co.	250.00	7/16/2021	78	1,862,328	10,920	14,971	(4,051)
At Home Group, Inc.	Morgan Stanley & Co.	37.00	7/16/2021	713	2,626,692	7,130	32,374	(25,244)
Cabot Oil & Gas Corp.	Morgan Stanley & Co.	17.00	7/16/2021	1,152	2,011,392	92,160	44,058	48,102
Canadian National Railway Co.	Morgan Stanley & Co.	105.00	7/16/2021	322	3,397,744	56,350	87,102	(30,752)
Middleby Corp. (The)	Morgan Stanley & Co.	170.00	7/16/2021	73	1,264,798	41,610	18,668	22,942
Middleby Corp. (The)	Morgan Stanley & Co.	175.00	7/16/2021	102	1,767,252	43,350	25,972	17,378
Middleby Corp. (The)	Morgan Stanley & Co.	180.00	7/16/2021	37	641,062	9,620	10,264	(644)
Performance Food Group Co.	Morgan Stanley & Co.	50.00	7/16/2021	359	1,740,791	35,900	68,212	(32,312)
Put
Chargepoint Holdings, Inc.	Morgan Stanley & Co.	17.50	8/20/2021	139	482,886	1,321	51,238	(49,917)
Churchill Capital Corp. IV	Morgan Stanley & Co.	17.50	7/16/2021	149	429,418	745	40,117	(39,372)
Stem, Inc.	Morgan Stanley & Co.	17.50	7/16/2021	178	640,978	2,225	44,635	(42,410)

Total						380,556	525,349	(144,793)

EXCHANGE TRADED FUNDS
Put
Defiance Nextgen SPAC Derived ETF	Morgan Stanley & Co.	20.00	8/20/2021	192	507,072	3,360	28,674	(25,314)
Defiance Nextgen SPAC Derived ETF	Morgan Stanley & Co.	21.00	8/20/2021	192	507,072	5,760	30,066	(24,306)

Total						9,120	58,740	(49,620)

Total Purchased Options						$389,676	$584,089	$(194,413)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: (7.0)%
(167,845)	Advanced Micro Devices, Inc.*	$(15,765,681)
(53,228)	Analog Devices, Inc.	(9,163,733)
(51,373)	Aon Plc Class A	(12,265,817)
(203,648)	AstraZeneca Plc ADR	(12,198,515)
(230,526)	Cabot Oil & Gas Corp.	(4,024,984)
(41,745)	Canadian National Railway Co.	(4,404,932)
(31,934)	Cincinnati Bell, Inc.*	(492,422)
(152,794)	Equity Commonwealth-REIT	(4,003,203)
(1)	Goodyear Tire & Rubber Co. (The)*	(10)
(12,826)	Herman Miller, Inc.	(604,618)
(7,710)	ICON Plc ADR*	(1,593,734)
(53,704)	II-VI, Inc.*	(3,898,373)
(35,242)	Middleby Corp. (The)*	(6,106,029)
(35,907)	Performance Food Group Co.*	(1,741,130)
(124,813)	Realty Income Corp.	(8,330,020)
(40,386)	S&P Global, Inc.	(16,576,434)
(25,222)	salesforce.com, Inc.*	(6,160,978)
(15,422)	Softbank Corp.	(201,872)

TOTAL COMMON STOCKS (Proceeds $100,975,356)		(107,532,485)

EXCHANGE-TRADED FUNDS: (0.2)%
(644)	iShares Russell 2000 ETF	(147,715)
(306)	iShares Russell 2000 Growth ETF	(95,377)
(6,554)	SPDR S&P 500 ETF Trust	(2,805,505)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,430,067)		(3,048,597)

Principal Amount		Value

CORPORATE BONDS : (0.0)%
	Western Digital Corp.
$(491,000)	4.750%, 02/15/2026	$(545,624)

TOTAL CORPORATE BONDS (Proceeds $480,292)		(545,624)

TOTAL SECURITIES SOLD SHORT (Proceeds $103,885,715)		$(111,126,706)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2021 (Unaudited)

At June 30, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2021	Fund Delivering	U.S. $ Value at June 30, 2021	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/26/2021	USD	$1,965,772	EUR	$1,933,849	$31,923	$—
	9/2/2021	USD	710,915	BRL	755,484	—	(44,569)
Barclays Bank Plc	7/26/2021	USD	596,462	EUR	586,913	9,549	—
Deutsche Bank AG	7/30/2021	USD	559,629	GBP	556,425	3,204	—
Goldman Sachs & Co.	9/15/2021	AUD	13,196	USD	13,240	—	(44)
	9/15/2021	AUD	12,597	USD	12,736	—	(139)
	9/15/2021	AUD	15,446	USD	15,868	—	(422)
	9/15/2021	CAD	1,014,120	USD	1,014,295	—	(175)
	9/15/2021	CAD	103,911	USD	104,466	—	(555)
	9/15/2021	EUR	2,761,319	USD	2,820,738	—	(59,419)
	9/15/2021	USD	711,118	AUD	687,253	23,865	—
	9/15/2021	USD	8,776	AUD	8,773	3	—
	9/15/2021	USD	5,008,534	CAD	4,878,902	129,632	—
	9/15/2021	USD	24,077,715	EUR	23,404,806	672,909	—
	9/15/2021	USD	495,231	EUR	492,326	2,905	—
	9/15/2021	USD	217,576	EUR	216,253	1,323	—
HSBC Holdings Plc	8/17/2021	USD	467,449	EUR	457,872	9,577	—
JPMorgan Chase Bank N.A.	7/28/2021	EUR	647,059	USD	666,302	—	(19,243)
	7/28/2021	EUR	1,366,845	USD	1,403,527	—	(36,682)
	7/28/2021	USD	9,893,002	EUR	9,759,914	133,088	—
	7/28/2021	USD	1,154,505	EUR	1,119,988	34,517	—
	7/28/2021	USD	800,988	EUR	781,909	19,079	—
	7/28/2021	USD	755,922	EUR	745,041	10,881	—
	7/28/2021	USD	370,324	EUR	363,277	7,047	—
	7/28/2021	USD	172,468	EUR	169,102	3,366	—
	7/28/2021	USD	132,790	EUR	130,127	2,663	—
Morgan Stanley & Co.	7/8/2021	USD	970,862	COP	944,738	26,124	—

			$55,004,531		$54,044,124	$1,121,655	$(161,248)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2021 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	525	$105,000,000	$115,668,164	9/30/2021	$(150,521)
10YR U.S. Treasury Notes	58	5,800,000	7,685,000	9/21/2021	5,621

Total Long					$(144,900)

Futures Contracts – Short
5YR U.S. Treasury Notes	(928)	$(92,800,000)	$(114,542,750)	9/30/2021	$140,409
U.S. Long Bond Futures	(119)	(11,900,000)	(19,129,250)	9/21/2021	(458,609)
Ultra 10YR U.S. Treasury Notes	(134)	(13,400,000)	(19,725,219)	9/21/2021	(170,440)
Ultra-Long U.S. Treasury Bonds	(76)	(7,600,000)	(14,644,250)	9/21/2021	(481,499)

Total Short					$(970,139)

Total Futures Contracts					$(1,115,039)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
AES Corp. (The) 2.450%, 01/15/2031	6/20/2026	(5.000%)	0.718%		$(7,750,000)	Quarterly	$(1,604,561)	$(1,607,584)	$3,023
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	6/20/2026	(5.000%)	3.861%		(7,050,000)	Quarterly	(339,756)	(207,175)	(132,581)
Amkor Technology, Inc. 6.625%, 09/15/2027	6/20/2026	(5.000%)	1.387%		(1,200,000)	Quarterly	(203,836)	(197,212)	(6,624)
Anglo American Capital Plc 1.625%, 03/11/2026	6/20/2026	(5.000%)	0.965%	EUR	(1,900,000)	Quarterly	(445,509)	(444,574)	(935)
Apache Corp. 4.875%, 11/15/2027	6/20/2026	(1.000%)	1.879%		$(650,000)	Quarterly	26,449	65,000	(38,551)
ArcelorMittal S.A. 1.000%, 05/19/2023	6/20/2026	(5.000%)	1.256%	EUR	(200,000)	Quarterly	(43,001)	(43,236)	235
AT&T, Inc. 3.800%, 02/15/2027	6/20/2026	(1.000%)	0.622%		$(10,500,000)	Quarterly	(192,445)	(171,767)	(20,678)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	6/20/2026	(5.000%)	2.697%		(100,000)	Quarterly	(10,257)	(11,412)	1,155
Avnet, Inc. 4.875%, 12/01/2022	6/20/2026	(1.000%)	0.808%		(1,000,000)	Quarterly	(9,183)	(9,637)	454
Bank of America Corp. 1.176%, 04/24/2023	6/20/2026	(1.000%)	0.441%		(2,700,000)	Quarterly	(73,775)	(68,400)	(5,375)
Barrick Gold Corp. 5.800%, 11/15/2034	6/20/2026	(1.000%)	0.535%		(7,050,000)	Quarterly	(159,377)	(150,514)	(8,863)
Bayer AG 0.375%, 07/06/2024	6/20/2026	(1.000%)	0.566%	EUR	(7,700,000)	Quarterly	(197,283)	(194,485)	(2,798)
Beazer Homes USA, Inc. 6.750%, 03/15/2025	6/20/2026	(5.000%)	3.166%		$(1,900,000)	Quarterly	(152,240)	(147,170)	(5,070)
Best Buy Co., Inc. 4.450%, 10/01/2028	6/20/2026	(5.000%)	0.548%		(7,650,000)	Quarterly	(1,658,661)	(1,726,962)	68,301
Block Financial LLC 5.500%, 11/01/2022	6/20/2026	(5.000%)	0.846%		(2,950,000)	Quarterly	(589,289)	(580,691)	(8,598)
Boeing Co. (The) 2.600%, 10/30/2025	6/20/2026	(1.000%)	1.108%		(6,500,000)	Quarterly	33,705	112,901	(79,196)
Bouygues S.A. 3.625%, 01/16/2023	6/20/2026	(1.000%)	0.358%	EUR	(6,850,000)	Quarterly	(262,079)	(248,167)	(13,912)
BP Capital Markets Plc 1.876%, 04/07/2024	6/20/2026	(1.000%)	0.534%		(7,600,000)	Quarterly	(209,189)	(223,767)	14,578
Campbell Soup Co. 4.150%, 03/15/2028	6/20/2026	(1.000%)	0.464%		$(2,650,000)	Quarterly	(69,359)	(74,333)	4,974
Cardinal Health, Inc. 3.410%, 06/15/2027	6/20/2026	(1.000%)	0.602%		(9,300,000)	Quarterly	(179,307)	(147,977)	(31,330)
Carnival Corp. 6.650%, 01/15/2028	6/20/2026	(1.000%)	3.477%		(10,500,000)	Quarterly	1,125,983	1,295,375	(169,392)
Carrefour S.A. 1.250%, 06/03/2025	6/20/2026	(1.000%)	0.476%	EUR	(4,000,000)	Quarterly	(124,195)	(109,472)	(14,723)

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
CDX North America High Yield Index Series 36 5.000%, 06/20/2026	6/20/2026	(5.000%)	2.735%		$(57,000,000)	Quarterly	$(5,811,346)	$(5,643,000)	$(168,346)
Citigroup, Inc. 2.876%, 07/24/2023	6/20/2026	(1.000%)	0.485%		(6,700,000)	Quarterly	(168,195)	(146,372)	(21,823)
Cleveland-Cliffs, Inc. 1.500%, 01/15/2025	6/20/2026	(5.000%)	2.299%		(7,200,000)	Quarterly	(880,338)	(731,318)	(149,020)
Compass Group Plc 1.875%, 01/27/2023	6/20/2026	(1.000%)	0.305%	EUR	(5,300,000)	Quarterly	(220,039)	(177,020)	(43,019)
Continental AG 0.375%, 06/27/2025	6/20/2026	(1.000%)	0.674%		(7,700,000)	Quarterly	(147,532)	(111,741)	(35,791)
Credit Agricole S.A. 3.375%, 01/10/2022	6/20/2026	(1.000%)	0.482%		(4,150,000)	Quarterly	(127,481)	(123,313)	(4,168)
Credit Suisse Group AG 4.282%, 01/09/2028	6/20/2026	(1.000%)	0.588%		(5,950,000)	Quarterly	(144,538)	(115,013)	(29,525)
Credit Suisse Group AG 0.553%, 10/27/2023	6/20/2026	(1.000%)	0.588%		(1,600,000)	Quarterly	(38,868)	(44,863)	5,995
CVS Health Corp. 3.500%, 07/20/2022	6/20/2026	(1.000%)	0.392%		$(3,950,000)	Quarterly	(117,513)	(109,617)	(7,896)
CVS Health Corp. 2.125%, 06/01/2021	6/20/2026	(1.000%)	0.392%		(3,000,000)	Quarterly	(89,250)	(86,907)	(2,343)
Darden Restaurants, Inc. 3.850%, 05/01/2027	6/20/2026	(1.000%)	0.557%		(2,100,000)	Quarterly	(45,183)	(41,204)	(3,979)
Deutsche Lufthansa AG 0.250%, 09/06/2024	6/20/2026	(1.000%)	2.543%	EUR	(1,600,000)	Quarterly	134,672	128,764	5,908
Dow Chemical Co. (The) 7.375%, 11/01/2029	6/20/2026	(1.000%)	0.551%		$(3,300,000)	Quarterly	(72,043)	(56,088)	(15,955)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2026	(1.000%)	0.581%		(6,250,000)	Quarterly	(127,309)	(81,962)	(45,347)
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2026	(1.000%)	0.799%		(1,950,000)	Quarterly	(18,759)	(7,572)	(11,187)
Gap, Inc. (The) 8.875%, 05/15/2027	6/20/2026	(1.000%)	1.562%		(3,600,000)	Quarterly	95,031	122,413	(27,382)
General Motors Co. 4.875%, 10/02/2023	6/20/2026	(5.000%)	0.915%		(1,000,000)	Quarterly	(195,920)	(193,538)	(2,382)
Holcim Ltd. 3.000%, 11/22/2022	6/20/2026	(1.000%)	0.650%	EUR	(250,000)	Quarterly	(5,143)	(4,767)	(376)
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	6/20/2026	(1.000%)	1.072%		$(7,200,000)	Quarterly	25,157	32,304	(7,147)
HSBC Holdings Plc 0.875%, 09/06/2024	6/20/2026	(1.000%)	0.441%	EUR	(5,700,000)	Quarterly	(189,292)	(179,019)	(10,273)
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2026	(1.000%)	0.791%		(7,250,000)	Quarterly	(88,382)	(23,076)	(65,306)
ING Groep N.V. 0.750%, 03/09/2022	6/20/2026	(1.000%)	0.396%		(5,800,000)	Quarterly	(208,331)	(196,617)	(11,714)
KB Home 7.000%, 12/15/2021	6/20/2026	(5.000%)	1.916%		$(6,400,000)	Quarterly	(908,211)	(934,230)	26,019

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Kohl’s Corp. 4.250%, 07/17/2025	6/20/2026	(1.000%)	1.233%		$(1,950,000)	Quarterly	$21,758	$41,197	$(19,439)
Koninklijke KPN N.V. 5.625%, 09/30/2024	6/20/2026	(1.000%)	0.755%	EUR	(2,550,000)	Quarterly	(36,494)	(32,768)	(3,726)
Kroger Co. (The) 4.500%, 01/15/2029	6/20/2026	(1.000%)	0.466%		$(9,150,000)	Quarterly	(238,339)	(248,086)	9,747
Leonardo SpA 1.500%, 06/07/2024	6/20/2026	(5.000%)	1.534%	EUR	(5,100,000)	Quarterly	(1,003,124)	(938,187)	(64,937)
Lloyds Banking Group Plc 3.100%, 07/06/2021	6/20/2026	(1.000%)	0.423%		(5,800,000)	Quarterly	(198,861)	(175,523)	(23,338)
Macy’s Retail Holdings LLC 3.625%, 06/01/2024	6/20/2026	(1.000%)	2.891%		$(500,000)	Quarterly	41,974	71,875	(29,901)
McKesson Corp. 7.650%, 03/01/2027	6/20/2026	(1.000%)	0.483%		(9,100,000)	Quarterly	(229,215)	(214,861)	(14,354)
MDC Holdings, Inc. 5.500%, 01/15/2024	6/20/2026	(1.000%)	1.049%		(4,350,000)	Quarterly	10,514	11,405	(891)
Meritor, Inc. 6.250%, 02/15/2024	6/20/2026	(5.000%)	2.528%		(4,500,000)	Quarterly	(492,697)	(520,579)	27,882
METRO AG 1.375%, 10/28/2021	6/20/2026	(1.000%)	1.608%	EUR	(750,000)	Quarterly	25,866	30,424	(4,558)
Murphy Oil Corp. 4.000%, 06/01/2022	6/20/2026	(1.000%)	2.911%		$(650,000)	Quarterly	55,078	97,500	(42,422)
Natwest Group Plc 2.000%, 03/04/2025	6/20/2026	(1.000%)	0.455%	EUR	(5,300,000)	Quarterly	(171,383)	(138,237)	(33,146)
Nokia Oyj 2.000%, 03/15/2024	6/20/2026	(5.000%)	0.886%		(6,500,000)	Quarterly	(1,559,268)	(1,458,167)	(101,101)
Nordstrom, Inc. 6.950%, 03/15/2028	6/20/2026	(1.000%)	2.227%		$(10,150,000)	Quarterly	568,453	735,336	(166,883)
NRG Energy, Inc. 7.250%, 05/15/2026	6/20/2026	(5.000%)	1.690%		(1,500,000)	Quarterly	(230,569)	(258,080)	27,511
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	6/20/2026	(1.000%)	0.457%		(6,650,000)	Quarterly	(176,390)	(129,108)	(47,282)
Orange S.A. 0.750%, 09/11/2023	6/20/2026	(1.000%)	0.364%	EUR	(7,450,000)	Quarterly	(282,414)	(299,512)	17,098
Pearson Funding Plc 1.375%, 05/06/2025	6/20/2026	(1.000%)	0.562%		(550,000)	Quarterly	(14,232)	(12,644)	(1,588)
Pitney Bowes, Inc. 4.625%, 03/15/2024	6/20/2026	(1.000%)	4.245%		$(4,300,000)	Quarterly	587,090	663,500	(76,410)
Pitney Bowes, Inc. 6.200%, 04/01/2023	6/20/2026	(1.000%)	4.245%		(4,000,000)	Quarterly	546,130	672,375	(126,245)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	6/20/2026	(5.000%)	2.982%		(4,550,000)	Quarterly	(404,150)	(270,475)	(133,675)
Rite Aid Corp. 7.700%, 02/15/2027	6/20/2026	(5.000%)	8.818%		(5,050,000)	Quarterly	682,555	349,806	332,749
Rolls-Royce Plc 0.875%, 05/09/2024	6/20/2026	(1.000%)	2.332%	EUR	(2,000,000)	Quarterly	146,611	199,656	(53,045)

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Rolls-Royce Plc 2.125%, 06/18/2021	6/20/2026	(1.000%)	2.332%	EUR	(6,450,000)	Quarterly	$472,819	$699,448	$(226,629)
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2026	(5.000%)	3.242%		$(8,750,000)	Quarterly	(670,913)	(433,233)	(237,680)
SES S.A. 0.875%, 11/04/2027	6/20/2026	(1.000%)	0.801%	EUR	(7,800,000)	Quarterly	(90,667)	(45,077)	(45,590)
Shell International Finance B.V. 0.750%, 05/12/2024	6/20/2026	(1.000%)	0.419%		(7,550,000)	Quarterly	(260,548)	(279,725)	19,177
Standard Chartered Plc 1.328%, 09/10/2022	6/20/2026	(1.000%)	0.509%		(7,700,000)	Quarterly	(223,713)	(227,382)	3,669
Stora Enso Oyj 2.125%, 06/16/2023	6/20/2026	(5.000%)	0.616%		(7,150,000)	Quarterly	(1,848,709)	(1,903,037)	54,328
Teck Resources Ltd. 6.125%, 10/01/2035	6/20/2026	(5.000%)	1.276%		$(1,500,000)	Quarterly	(263,884)	(268,523)	4,639
Tenet Healthcare Corp. 6.875%, 11/15/2031	6/20/2026	(5.000%)	2.595%		(250,000)	Quarterly	(26,897)	(25,841)	(1,056)
Tesco Plc 6.125%, 02/24/2022	6/20/2026	(1.000%)	0.631%	EUR	(7,600,000)	Quarterly	(165,170)	(125,275)	(39,895)
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021	6/20/2026	(1.000%)	3.403%		$(2,800,000)	Quarterly	292,289	301,000	(8,711)
UniCredit SpA 2.125%, 10/24/2026	6/20/2026	(1.000%)	0.632%	EUR	(7,200,000)	Quarterly	(155,949)	(118,536)	(37,413)
United Airlines Holdings, Inc. 5.000%, 02/01/2024	6/20/2026	(5.000%)	3.586%		$(4,400,000)	Quarterly	(266,992)	(229,555)	(37,437)
United States Steel Corp. 6.650%, 06/01/2037	6/20/2026	(5.000%)	3.328%		(6,900,000)	Quarterly	(499,807)	(392,939)	(106,868)
United Utilities Plc 6.875%, 08/15/2028	6/20/2026	(1.000%)	0.348%	EUR	(1,900,000)	Quarterly	(73,820)	(70,465)	(3,355)
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.125%, 12/15/2024	6/20/2026	(5.000%)	3.714%		$(4,450,000)	Quarterly	(243,739)	(266,933)	23,194
Valeo S.A. 3.250%, 01/22/2024	6/20/2026	(1.000%)	1.298%	EUR	(7,900,000)	Quarterly	135,345	256,492	(121,147)
Valero Energy Corp. 8.750%, 06/15/2030	6/20/2026	(1.000%)	0.793%		$(9,400,000)	Quarterly	(92,982)	9,107	(102,089)
Vodafone Group Plc 1.750%, 08/25/2023	6/20/2026	(1.000%)	0.533%	EUR	(7,600,000)	Quarterly	(209,716)	(213,522)	3,806
Volvo Treasury AB 1.625%, 05/26/2025	6/20/2026	(1.000%)	0.425%		(1,950,000)	Quarterly	(66,620)	(63,821)	(2,799)
Wells Fargo & Co. 3.069%, 01/24/2023	6/20/2026	(1.000%)	0.460%		$(6,800,000)	Quarterly	(179,294)	(137,889)	(41,405)
Wendel SE 2.750%, 10/02/2024	6/20/2026	(5.000%)	0.598%	EUR	(200,000)	Quarterly	(51,961)	(53,458)	1,497
WPP Finance S.A. 2.250%, 09/22/2026	6/20/2026	(1.000%)	0.626%		(7,550,000)	Quarterly	(166,199)	(163,521)	(2,678)

Total Buy Protection							$(21,694,212)	$(19,190,853)	$(2,503,359)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection
Aegon N.V. 6.125%, 12/15/2031	6/20/2026	1.000%	0.520%	EUR	1,150,000	Quarterly	$32,633	$29,682	$2,951
Ally Financial, Inc. 4.125%, 02/13/2022	6/20/2026	5.000%	0.846%		$7,750,000	Quarterly	1,548,238	1,587,106	(38,868)
Altria Group, Inc. 4.750%, 05/05/2021	6/20/2026	1.000%	0.550%		2,000,000	Quarterly	43,738	49,890	(6,152)
Altria Group, Inc. 2.625%, 09/16/2026	6/20/2026	1.000%	0.550%		2,200,000	Quarterly	48,112	61,501	(13,389)
Anglo American Capital Plc 4.125%, 04/15/2021	6/20/2026	5.000%	0.965%	EUR	4,900,000	Quarterly	1,148,945	1,219,103	(70,158)
Anglo American Capital Plc 1.625%, 03/11/2026	6/20/2026	5.000%	0.965%		1,550,000	Quarterly	363,441	376,682	(13,241)
ArcelorMittal S.A. 1.000%, 05/19/2023	6/20/2026	5.000%	1.256%		6,550,000	Quarterly	1,408,299	1,404,628	3,671
Assicurazioni Generali SpA 5.125%, 09/16/2024	6/20/2026	1.000%	0.584%		7,650,000	Quarterly	187,707	206,576	(18,869)
AT&T, Inc. 3.800%, 02/15/2027	6/20/2026	1.000%	0.622%		$1,250,000	Quarterly	22,910	24,191	(1,281)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	6/20/2026	5.000%	2.697%		8,450,000	Quarterly	866,708	927,662	(60,954)
Aviva Plc 0.625%, 10/27/2023	6/20/2026	1.000%	0.446%	EUR	2,700,000	Quarterly	88,825	79,159	9,666
Avnet, Inc. 4.875%, 12/01/2022	6/20/2026	1.000%	0.808%		$5,150,000	Quarterly	47,294	41,845	5,449
Bayer AG 0.375%, 07/06/2024	6/20/2026	1.000%	0.566%	EUR	100,000	Quarterly	2,562	2,491	71
Beazer Homes USA, Inc. 6.750%, 03/15/2025	6/20/2026	5.000%	3.166%		$8,600,000	Quarterly	689,083	709,739	(20,656)
Block Financial LLC 5.500%, 11/01/2022	6/20/2026	5.000%	0.846%		8,900,000	Quarterly	1,777,854	1,797,803	(19,949)
BMW Finance N.V. 0.750%, 07/12/2024	6/20/2026	1.000%	0.400%	EUR	5,800,000	Quarterly	206,870	210,225	(3,355)
Bombardier, Inc. 7.450%, 05/01/2034	6/20/2026	5.000%	4.833%		$2,750,000	Quarterly	18,205	(13,750)	31,955
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	6/20/2026	1.000%	0.660%		1,000,000	Quarterly	16,436	8,519	7,917
Centrica Plc 6.375%, 03/10/2022	6/20/2026	1.000%	0.766%	EUR	4,800,000	Quarterly	65,550	52,021	13,529
Cie de Saint-Gobain 0.875%, 09/21/2023	6/20/2026	1.000%	0.408%		4,350,000	Quarterly	153,043	147,720	5,323
Cie Generale des Etablissements Michelin SCA 1.125%, 05/28/2022	6/20/2026	1.000%	0.330%		4,200,000	Quarterly	167,997	173,366	(5,369)
CNH Industrial Finance Europe S.A. 2.875%, 05/17/2023	6/20/2026	5.000%	0.821%		6,400,000	Quarterly	1,564,006	1,646,936	(82,930)

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Commerzbank AG 0.500%, 12/06/2021	6/20/2026	1.000%	0.726%	EUR	2,150,000	Quarterly	$73,461	$35,544	$37,917
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2026	1.000%	0.542%		$5,600,000	Quarterly	124,723	117,517	7,206
Daimler AG 1.400%, 01/12/2024	6/20/2026	1.000%	0.503%	EUR	7,600,000	Quarterly	223,473	204,659	18,814
Dell, Inc. 7.100%, 04/15/2028	6/20/2026	1.000%	0.884%		$9,200,000	Quarterly	50,682	(83,928)	134,610
Deutsche Bank AG 1.125%, 08/30/2023	6/20/2026	1.000%	0.745%	EUR	4,850,000	Quarterly	161,416	3,303	158,113
Deutsche Lufthansa AG 0.250%, 09/06/2024	6/20/2026	1.000%	2.543%		1,600,000	Quarterly	(134,671)	(166,334)	31,663
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2026	1.000%	0.982%		$2,050,000	Quarterly	1,682	6,943	(5,261)
DR Horton, Inc. 4.750%, 02/15/2023	6/20/2026	1.000%	0.440%		6,250,000	Quarterly	171,152	166,199	4,953
DXC Technology Co. 4.450%, 09/18/2022	6/20/2026	5.000%	0.928%		2,200,000	Quarterly	429,324	435,234	(5,910)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2026	1.000%	0.581%		2,800,000	Quarterly	57,035	53,988	3,047
Eni SpA 2.625%, 11/22/2021	6/20/2026	1.000%	0.564%	EUR	4,050,000	Quarterly	104,202	101,270	2,932
Ford Motor Co. 4.346%, 12/08/2026	6/20/2026	5.000%	1.859%		$8,200,000	Quarterly	1,188,368	1,097,706	90,662
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	6/20/2026	1.000%	1.224%		9,500,000	Quarterly	(101,453)	(97,333)	(4,120)
General Electric Co. 2.700%, 10/09/2022	6/20/2026	1.000%	0.714%		7,000,000	Quarterly	96,372	35,119	61,253
General Motors Co. 4.875%, 10/02/2023	6/20/2026	5.000%	0.915%		5,800,000	Quarterly	1,136,337	1,124,489	11,848
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	6/20/2026	5.000%	1.146%	EUR	6,650,000	Quarterly	1,478,124	1,552,357	(74,233)
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2026	1.000%	0.531%		$5,700,000	Quarterly	130,115	113,681	16,434
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	6/20/2026	5.000%	2.208%		5,750,000	Quarterly	729,346	717,742	11,604
HCA, Inc. 5.875%, 02/15/2026	6/20/2026	5.000%	0.793%		7,650,000	Quarterly	1,551,098	1,475,221	75,877
HeidelbergCement AG 2.250%, 03/30/2023	6/20/2026	5.000%	0.751%	EUR	6,350,000	Quarterly	1,582,250	1,619,082	(36,832)
Hess Corp. 3.500%, 07/15/2024	6/20/2026	1.000%	1.080%		$9,500,000	Quarterly	(36,600)	(134,425)	97,825
Holcim Ltd. 3.000%, 11/22/2022	6/20/2026	1.000%	0.650%	EUR	7,700,000	Quarterly	158,408	128,713	29,695
Howmet Aerospace, Inc. 5.125%, 10/01/2024	6/20/2026	1.000%	1.641%		$5,750,000	Quarterly	(172,461)	(203,417)	30,956

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2026	1.000%	0.791%		EUR 1,950,000	Quarterly	$23,772	$13,675	$10,097
ITV Plc 2.125%, 09/21/2022	6/20/2026	5.000%	0.934%		6,400,000	Quarterly	1,514,433	1,528,620	(14,187)
Johnson Controls International Plc 3.625%, 07/02/2024	6/20/2026	1.000%	0.308%		$5,450,000	Quarterly	185,362	184,048	1,314
Koninklijke KPN N.V. 5.625%, 09/30/2024	6/20/2026	1.000%	0.755%	EUR	7,200,000	Quarterly	103,041	3,027	100,014
L Brands, Inc. 5.625%, 10/15/2023	6/20/2026	1.000%	1.300%		$9,600,000	Quarterly	(137,140)	(354,817)	217,677
Leonardo SpA 1.500%, 06/07/2024	6/20/2026	5.000%	1.534%	EUR	1,300,000	Quarterly	255,698	250,742	4,956
Lloyds Banking Group Plc 1.000%, 11/09/2023	6/20/2026	1.000%	0.423%		500,000	Quarterly	17,143	17,352	(209)
Lumen Technologies, Inc. 7.500%, 04/01/2024	6/20/2026	5.000%	2.895%		$5,100,000	Quarterly	474,129	446,437	27,692
Marriott International, Inc. 2.300%, 01/15/2022	6/20/2026	1.000%	0.818%		6,900,000	Quarterly	60,087	69,831	(9,744)
MBIA, Inc. 6.625%, 10/01/2028	6/20/2026	5.000%	3.790%		5,200,000	Quarterly	267,779	101,197	166,582
McDonald’s Corp. 3.500%, 07/01/2027	6/20/2026	1.000%	0.238%		4,350,000	Quarterly	163,487	145,876	17,611
MetLife, Inc. 3.600%, 11/13/2025	6/20/2026	1.000%	0.526%		9,200,000	Quarterly	212,078	176,919	35,159
MGM Resorts International 5.750%, 06/15/2025	6/20/2026	5.000%	1.878%		7,650,000	Quarterly	1,100,728	1,088,611	12,117
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2026	1.000%	0.485%		9,150,000	Quarterly	229,665	243,226	(13,561)
Nabors Industries, Inc. 5.750%, 02/01/2025	6/20/2026	1.000%	7.553%		1,050,000	Quarterly	(254,691)	(375,375)	120,684
Navient Corp. 5.500%, 01/25/2023	6/20/2026	5.000%	2.967%		4,100,000	Quarterly	367,318	241,270	126,048
Newell Brands, Inc. 4.350%, 04/01/2023	6/20/2026	1.000%	1.056%		9,450,000	Quarterly	(26,263)	(67,780)	41,517
Next Group Plc 3.625%, 05/18/2028	6/20/2026	1.000%	0.849%	EUR	1,700,000	Quarterly	14,948	14,551	397
Next Group Plc 5.375%, 10/26/2021	6/20/2026	1.000%	0.849%		5,900,000	Quarterly	51,879	(913)	52,792
Occidental Petroleum Corp. 5.550%, 03/15/2026	6/20/2026	1.000%	1.938%		$3,750,000	Quarterly	(162,160)	(421,875)	259,715
Olin Corp. 5.500%, 08/15/2022	6/20/2026	1.000%	1.705%		4,800,000	Quarterly	(157,718)	(214,480)	56,762
OneMain Finance Corp. 5.625%, 03/15/2023	6/20/2026	5.000%	2.332%		6,400,000	Quarterly	772,540	738,891	33,649
Ovintiv, Inc. 8.125%, 09/15/2030	6/20/2026	1.000%	1.493%		4,600,000	Quarterly	(106,910)	(97,750)	(9,160)
Ovintiv, Inc. 3.900%, 11/15/2021	6/20/2026	1.000%	1.493%		4,050,000	Quarterly	(94,127)	(243,000)	148,873

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Prudential Financial, Inc. 3.500%, 05/15/2024	6/20/2026	1.000%	0.516%		$2,000,000	Quarterly	$47,094	$44,778	$2,316
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2026	1.000%	0.593%	EUR	7,650,000	Quarterly	183,414	165,741	17,673
Renault S.A. 1.000%, 11/28/2025	6/20/2026	1.000%	1.908%		6,150,000	Quarterly	(312,923)	(359,724)	46,801
Rexel S.A. 2.125%, 06/15/2025	6/20/2026	5.000%	1.080%		3,300,000	Quarterly	748,193	745,843	2,350
RR Donnelley & Sons Co. 8.250%, 07/01/2027	6/20/2026	5.000%	4.906%		$8,650,000	Quarterly	30,169	103,392	(73,223)
Ryder System, Inc. 3.875%, 12/01/2023	6/20/2026	1.000%	0.619%		9,250,000	Quarterly	170,876	99,771	71,105
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2026	1.000%	0.452%		6,800,000	Quarterly	181,970	144,660	37,310
Simon Property Group L.P. 2.750%, 06/01/2023	6/20/2026	1.000%	0.678%		2,000,000	Quarterly	31,114	24,442	6,672
Southwest Airlines Co. 5.125%, 06/15/2027	6/20/2026	1.000%	0.730%		4,600,000	Quarterly	59,757	33,234	26,523
Stellantis N.V. 5.250%, 04/15/2023	6/20/2026	5.000%	0.992%	EUR	6,450,000	Quarterly	1,500,995	1,494,376	6,619
Stora Enso Oyj 2.125%, 06/16/2023	6/20/2026	5.000%	0.616%		4,800,000	Quarterly	1,241,091	1,293,940	(52,849)
Teck Resources Ltd. 6.125%, 10/01/2035	6/20/2026	5.000%	1.276%		$7,850,000	Quarterly	1,380,993	1,472,709	(91,716)
Tenet Healthcare Corp. 6.875%, 11/15/2031	6/20/2026	5.000%	2.595%		8,500,000	Quarterly	914,489	825,221	89,268
UBS Group AG 3.491%, 05/23/2023	6/20/2026	1.000%	0.426%	EUR	7,550,000	Quarterly	257,583	260,138	(2,555)
United Rentals North America, Inc. 4.875%, 01/15/2028	6/20/2026	5.000%	1.133%		$4,700,000	Quarterly	863,792	882,520	(18,728)
Vivendi SE 1.875%, 05/26/2026	6/20/2026	1.000%	0.707%	EUR	3,400,000	Quarterly	58,376	77,308	(18,932)
Vivendi SE 0.750%, 05/26/2021	6/20/2026	1.000%	0.707%		4,150,000	Quarterly	71,254	88,335	(17,081)
Volkswagen International Finance N.V. 0.875%, 01/16/2023	6/20/2026	1.000%	0.615%		5,800,000	Quarterly	131,490	101,580	29,910
Volvo Treasury AB 1.625%, 05/26/2025	6/20/2026	1.000%	0.425%		1,950,000	Quarterly	66,619	69,027	(2,408)
Wendel SE 2.750%, 10/02/2024	6/20/2026	5.000%	0.598%		6,550,000	Quarterly	1,701,718	1,753,111	(51,393)
WPP Finance S.A. 2.250%, 09/22/2026	6/20/2026	1.000%	0.626%		4,100,000	Quarterly	90,254	92,565	(2,311)
Xerox Corp. 3.800%, 05/15/2024	6/20/2026	1.000%	2.225%		$9,900,000	Quarterly	(552,974)	(450,347)	(102,627)
Yum! Brands, Inc. 7.750%, 04/01/2025	6/20/2026	1.000%	0.961%		3,550,000	Quarterly	6,383	(25,464)	31,847

Total Sell Protection							$33,217,644	$31,471,864	$1,745,780

Total							$11,523,432	$12,281,011	$(757,579)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 36.

(4)	Notional amounts are denominated in foreign currency where indicated.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2021	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	6/20/2026	Barclays Bank Plc	(1.000%)	0.936%		$(5,710,000)	Quarterly	$(17,148)	$22,998	$(40,146)
BorgWarner, Inc. 3.375%, 03/15/2025	6/20/2026	JPMorgan Chase Bank N.A.	(1.000%)	0.673%		(5,900,000)	Quarterly	(93,071)	(95,887)	2,816
Cellnex Telecom S.A. 3.125%, 07/27/2022	6/20/2026	JPMorgan Chase Bank N.A.	(5.000%)	1.244%	EUR	(2,400,000)	Quarterly	(516,390)	(506,352)	(10,038)
EDP Finance B.V. 1.875%, 09/29/2023	6/20/2026	JPMorgan Chase Bank N.A.	(1.000%)	0.520%		(2,100,000)	Quarterly	(59,512)	(53,221)	(6,291)
Elis S.A. 1.750%, 04/11/2024	6/20/2026	JPMorgan Chase Bank N.A.	(5.000%)	1.553%		(1,100,000)	Quarterly	(214,479)	(187,648)	(26,831)
Murphy Oil Corp. 4.000%, 06/01/2022	6/20/2026	JPMorgan Chase Bank N.A.	(1.000%)	2.911%		$(1,200,000)	Quarterly	101,027	174,000	(72,973)
Saipem Finance International B.V. 3.750%, 09/08/2023	6/20/2026	JPMorgan Chase Bank N.A.	(5.000%)	3.328%	EUR	(1,100,000)	Quarterly	(96,797)	(84,349)	(12,448)

Total Buy Protection								$(896,370)	$(730,459)	$(165,911)

Sell Protection
ADLER Real Estate AG 1.500%, 12/06/2021	6/20/2026	JPMorgan Chase Bank N.A.	5.000%	2.271%	EUR	3,300,000	Quarterly	$494,635	$585,949	$(91,314)
Crown European Holdings S.A. 3.375%, 05/15/2025	6/20/2026	JPMorgan Chase Bank N.A.	5.000%	1.376%		5,800,000	Quarterly	1,197,664	1,225,108	(27,444)
Hapag-Lloyd AG 5.125%, 07/15/2024	6/20/2026	JPMorgan Chase Bank N.A.	5.000%	1.664%		1,400,000	Quarterly	262,951	268,602	(5,651)
Hapag-Lloyd AG 2.500%, 04/15/2028	6/20/2026	JPMorgan Chase Bank N.A.	5.000%	1.664%		1,100,000	Quarterly	206,605	207,679	(1,074)
Premier Foods Finance Plc 5.083%, 07/15/2022	6/20/2026	JPMorgan Chase Bank N.A.	5.000%	2.103%		2,500,000	Quarterly	400,506	358,399	42,107

Total Sell Protection								$2,562,361	$2,645,737	$(83,376)

Total								$1,665,991	$1,915,278	$(249,287)

(1)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited) (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Aggreko Plc GBP	3/5/2022	Goldman Sachs & Co.	Pays	1 Month GBP LIBOR + 0.450%	GBP	(1,488,467)	Monthly	$—	$—	$—
Direct Line Insurance Group Plc EUR	5/28/2022	Goldman Sachs & Co.	Pays	1 Month EONIA + 0.500%	EUR	(920,200)	Monthly	—	—	—
Equiniti Group Plc GBP	4/28/2022	Goldman Sachs & Co.	Pays	1 Month SONIA + 0.700%	GBP	(828,344)	Monthly	—	—	—
Gamesys Group Plc GBP	3/25/2022	Goldman Sachs & Co.	Pays	1 Month GBP LIBOR + 0.750%		(930,280)	Monthly	—	—	—
John Laing Group Plc GBP	5/19/2022	Goldman Sachs & Co.	Pays	1 Month SONIA + 0.490%		(1,610,378)	Monthly	—	—	—
Sanne Group Plc GBP	6/14/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.450%		(664,610)	Monthly	—	—	—
Spire Healthcare Group Plc GBP	5/26/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.900%		(1,240,283)	Monthly	—	—	—
UDG Healthcare Plc GBP	4/30/2022	Goldman Sachs & Co.	Pays	1 Month SONIA + 0.500%		(2,412,637)	Monthly	—	—	—
Vectura Group Plc GBP	5/26/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.800%		(1,589,847)	Monthly	—	—	—
iBoxx USD Liquid High Yield USD	9/20/2021	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%		$140,000,000	Quarterly	(1,154,359)	—	(1,154,359)
Aggreko Plc GBP	3/5/2022	Morgan Stanley & Co.	Pays	1 Month SONIA + 0.940%	GBP	(935,322)	Monthly	—	—	—
Gamesys Group Plc GBP	3/25/2022	Morgan Stanley & Co.	Pays	1 Month SONIA + 0.940%		(507,192)	Monthly	—	—	—
iShares Russell 2000 Value ETF USD	2/28/2022	Morgan Stanley & Co.	Receives	FEDL01—0.400%		$1,045,927	Monthly	—	—	—
St. Modwen Properties Plc GBP	5/7/2022	Morgan Stanley & Co.	Pays	1 Month SONIA + 0.540%	GBP	(2,298,032)	Monthly	—	—	—

Total								$(1,154,359)	$—	$(1,154,359)

(1)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2021 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Accenture Plc	Morgan Stanley & Co.	$300.00	8/20/2021	(5)	$(147,395)	$(2,200)	$(1,784)	$(416)
Activision Blizzard, Inc.	Morgan Stanley & Co.	105.00	8/20/2021	(16)	(152,704)	(2,032)	(1,483)	(549)
AES Corp. (The)	Morgan Stanley & Co.	27.00	8/20/2021	(30)	(78,210)	(1,800)	(1,911)	111
American Tower Corp.	Morgan Stanley & Co.	280.00	8/20/2021	(6)	(162,084)	(2,520)	(2,260)	(260)
Anthem, Inc.	Morgan Stanley & Co.	400.00	8/20/2021	(2)	(76,360)	(1,120)	(1,033)	(87)
Apple, Inc.	Morgan Stanley & Co.	145.00	8/20/2021	(11)	(150,656)	(2,035)	(1,177)	(858)
Applied Materials, Inc.	Morgan Stanley & Co.	150.00	8/20/2021	(12)	(170,880)	(5,604)	(2,553)	(3,051)
Bristol-Myers Squibb Co.	Morgan Stanley & Co.	70.00	8/20/2021	(21)	(140,322)	(1,323)	(1,653)	330
Chevron Corp.	Morgan Stanley & Co.	115.00	8/20/2021	(15)	(157,110)	(1,425)	(1,976)	551
Cisco Systems, Inc.	Morgan Stanley & Co.	55.00	8/20/2021	(27)	(143,100)	(2,349)	(2,935)	586
Citizens Financial Group, Inc.	Morgan Stanley & Co.	50.00	8/20/2021	(5)	(22,935)	(310)	(318)	8
Coca-Cola Co. (The)	Morgan Stanley & Co.	57.50	8/20/2021	(29)	(156,919)	(812)	(1,152)	340
Comcast Corp.	Morgan Stanley & Co.	60.00	8/20/2021	(29)	(165,358)	(2,233)	(2,573)	340
ConocoPhillips	Morgan Stanley & Co.	65.00	8/20/2021	(25)	(152,250)	(3,675)	(2,994)	(681)
Energy Transfer L.P.	Morgan Stanley & Co.	12.00	8/20/2021	(91)	(96,733)	(2,002)	(2,660)	658
Exxon Mobil Corp.	Morgan Stanley & Co.	70.00	8/20/2021	(24)	(151,392)	(1,440)	(1,296)	(144)
Iron Mountain, Inc.	Morgan Stanley & Co.	47.50	8/20/2021	(22)	(93,104)	(440)	(2,062)	1,622
Lam Research Corp.	Morgan Stanley & Co.	710.00	8/20/2021	(1)	(65,070)	(1,234)	(934)	(300)
Lyondellbasell Industries N.V.	Morgan Stanley & Co.	110.00	8/20/2021	(7)	(72,009)	(1,435)	(1,447)	12
Mastercard, Inc.	Morgan Stanley & Co.	395.00	8/20/2021	(4)	(146,036)	(1,240)	(2,827)	1,587
Microsoft Corp.	Morgan Stanley & Co.	275.00	8/20/2021	(3)	(81,270)	(1,890)	(1,205)	(685)
Morgan Stanley & Co.	Morgan Stanley & Co.	97.50	8/20/2021	(17)	(155,873)	(2,431)	(1,135)	(1,296)
Newmont Corp.	Morgan Stanley & Co.	72.50	8/20/2021	(16)	(101,408)	(736)	(879)	143
NVIDIA Corp.	Morgan Stanley & Co.	830.00	8/20/2021	(1)	(80,010)	(3,755)	(1,487)	(2,268)
Pfizer, Inc.	Morgan Stanley & Co.	41.00	8/20/2021	(31)	(121,396)	(1,302)	(1,517)	215
Qualcomm, Inc.	Morgan Stanley & Co.	155.00	8/20/2021	(7)	(100,051)	(1,610)	(614)	(996)
Starbucks Corp.	Morgan Stanley & Co.	120.00	8/20/2021	(10)	(111,810)	(1,000)	(1,030)	30
Target Corp.	Morgan Stanley & Co.	250.00	8/20/2021	(5)	(120,870)	(2,820)	(1,756)	(1,064)
Texas Instruments, Inc.	Morgan Stanley & Co.	200.00	8/20/2021	(5)	(96,150)	(1,675)	(1,104)	(571)
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	510.00	8/20/2021	(2)	(100,894)	(3,160)	(1,735)	(1,425)

Total Written Options						$(57,608)	$(49,490)	$(8,118)

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

The PartnerSelect High Income Alternatives Fund rose 4.34% in the six-month period, compared to a loss of 1.60% for the Bloomberg Barclays US Aggregate Bond Index (Agg) and 3.70% gain for high-yield bonds (BofA Merrill Lynch US High-Yield Cash Pay Index). Since the fund’s inception in September 2018, the fund’s annualized return is 5.46% compared to a 5.83% gain for the Aggregate Bond Index and a 6.89% gain for high-yield bonds.

Performance as of 6/30/2021
	Average Annual Total Returns
	Three- Month	Year-to- Date	One Year	Since Inception
PartnerSelect High Income Alternatives Fund	2.18%	4.34%	16.07%	5.46%
Bloomberg Barclays Aggregate Bond Index	1.83%	-1.60%	-0.33%	5.83%
ICE BofAML U.S. High Yield TR USD Index	2.77%	3.70%	15.62%	6.89%
HFRX Fixed Income—Credit Index	1.62%	1.65%	11.29%	5.71%
Morningstar Nontraditional Bond Category	1.37%	1.82%	7.87%	3.53%
SEC 30-Day Yield[1] as of 6/30/2021: 2.62%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/202: 1.95%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Distribution Yield[3] as of 6/30/2021: 3.88%

[3]  TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

EXPENSE RATIOS	MAHIX
Gross Expense Ratio	1.73%
Net Expense Ratio	1.01%
Adjusted Expense Ratio	0.98%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
The Adjusted Expense Ratio is the same as the Net Expense Ratio, exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. Short-term performance in particular is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.partnerselectfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance of Managers

In the first half of the year, the three managers performed in line with our expectations. The fund’s two flexible credit managers Brown Brothers Harriman and Guggenheim remained constructive on opportunities in the credit market during the period. Brown Brothers rose 4.29%, and Guggenheim 3.39%, compared to a loss of 1.6% for the Aggregate bond index and a 3.59% gain for high-yield. Neuberger Berman’s Option Income strategy rose 8.32% this year through June. (Note that these returns are net of the management fees that each sub-advisor charges the fund.)

Semi-Annual Review

The High Income Alternatives Fund climbed by almost 2.2% during the second quarter of the year, continuing a strong stretch of absolute and relative performance following the pandemic-driven dislocation of credit and equity markets in March 2020. Even after lapping the strong recovery of Q2 2020 (+10.14%), the fund’s trailing one-year performance ending June 30, 2021 is up 16.07%, far surpassing the Agg’s -0.33% return, and also edging out the high-yield index’s 15.48% gain.

The second quarter was good for most segments of domestic credit markets. During the period, inflation concerns were top of mind for investors. The Federal Reserve acknowledged that recent inflation numbers were higher than expected but that they believe this is

Fund Summary	89

temporary and core inflation will subside to around 2% by 2022. The Fed reiterated that any rate hikes are still a long way off. Against this backdrop, the 10-Year Treasury yield started the year just below 1%, rose to 1.74% at the end of the first quarter, before falling back to 1.44% at the end of the period.

Going forward, a key initial input to the credit markets will be the Fed’s ability to effectively take their foot off the gas of accommodative policies in the form of tapering their asset-buying (QE) programs. The second step will be their decision around increasing interest rates. While there is uncertainty, we want to remind investors that when building this fund, we sought credit managers who have the skill, discipline, and broad opportunity set to navigate various macroeconomic and credit environments, and not relying on a tailwind from structurally declining interest rates.

Throughout the first half of the year, our two flexible credit managers continued to believe the credit markets offered relatively attractive opportunities given strong economic growth (GDP), a still-supportive Fed, and some improving trends in fundamentals and credit quality. While yields and spreads across the credit market remain low, the managers continue to identify attractive opportunities in niche, off-benchmark segments such as asset-backed securities and collateralized loan obligations (CLOs). Through these types of investments and others, the fund has benefited this year from its emphasis on attractive levels of investment income (or “carry”).

The question going forward is when will valuations cheapen. That’s obviously unknowable, but what we do know is that the credit managers are disciplined when it comes to demanding durable credits with attractive risk-rewards profiles. Should current valuations persist, we expect both managers to lighten up on credit, shorten duration, and move up in credit quality, positioning themselves to be able to opportunistically take advantage of attractive valuations.

Meanwhile, Neuberger Berman has continued to perform well (up over 8% year-to-date and over 19% the last 12 months). The strategy has been collecting attractive premiums as options markets continue to earn back losses suffered early last year through rich pricing of implied volatility, with the VIX just recently getting back to the neighborhood of its pre-pandemic levels.

As a reminder, the fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with a low correlation to core bonds and less interest-rate sensitivity, but almost certainly higher volatility. Over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk because of the diversified sources of return and manager flexibility.

Manager Commentaries

Brown Brothers Harriman: The BBH sleeve recorded strong second quarter performance of 1.87%. At the half-way point in 2021, it has already returned 4.29% and our disciplined strategy of seeking returns from credit selection rather than interest rates movement continues to be a differentiated approach to fixed-income. Similar to last quarter, our performance this period was achieved with very little movement in overall credit spreads as BBB and BB rated bond spreads tightened just 11bps and 27bps, respectively, and the fund maintained its low 2-year duration exposure. Meanwhile, the 10-year US Treasury bond yield rallied 27bps from the March high of 1.74% to end the quarter at 1.47% as the market continues to debate the strength of the U.S. economic rebound and the potential for above trend inflation. The move down in interest rates was not enough to bring the performance of the Bloomberg Barclay’s Aggregate Index out of negative territory for the first half and trailing one year. As the strategy is nearing its 3-year record, we are gratified our dedication and teamwork has produced annualized results of 6.59%, which continues to surpass its primary Aggregate bond benchmark, and is roughly in line with the high-yield index.

Our investing focus in the quarter was in off-the-run and niche sectors of the securitized ABS, floating-rate loan and bonds markets, where narrowing pockets of opportunity still reside today. The further tightening of credit spreads throughout the quarter has broad-market valuations now approaching extreme levels in both low spreads, yields and lack of volatility. The situation remains challenging for investors today, but still manageable for our sleeve. The sleeve has a yield of 4.4% and we are optimistic that our investments will continue to perform well in 2021. We are still finding new ideas in off-the-run and niche credit sectors, albeit with compressing yields, shorter durations, and increasing competition for credit securities. More reasonable credit valuations are always welcomed, but history suggests that the current situation could continue for an uncomfortably long period. We remain committed to our disciplined investment process and believe that our clients will be well served by this approach when the heatwave in the broader credit markets finally breaks.

The whole first half of 2021 has been a slow grind to record tight spreads in corporate credit from the strong second-half rally of 2020. This valuation landscape hints at an underlying convergence trend across the credit markets. For example, the credit quality of the investment-grade universe has declined on average to a BBB rating quality currently, and this segment has now peaked at an all-time high of 51% of the corporate credit index. Conversely, the credit quality of the high-yield bond universe has improved on average to BB rating quality, as 54% of the index now carries that credit rating. This improvement in high-yield may seem counterintuitive, but the driving force for the improving credit quality was the increase in “fallen-angel” bonds that were downgraded to high-yield in 2020 from investment-grade status. A similar convergence trend also exists between floating-rate loans and high-yield bonds. It is currently estimated that more than $200 Billion of high-yield credit is poised for an upgrade to full investment-grade status in the next 12-18 months. We have consistently found the artificial rating barrier between BBB- and BB-rated debt to be a very idiosyncratic space where a flexible investment strategy can take advantage of attractively valued credit. As always, our fundamental credit priority is capital preservation when analyzing credit opportunities across market segments. The gradually increasing representation of BB and high-yield credit in the sleeve the past few quarters reflects these converging trends.

90	Litman Gregory Funds Trust

Highlights of Investing Activity

CLO issuance has been very strong in 2021 with the most attractive opportunities in more niche segments such as Middle-Market CLOs and subordinated or “equity” CLO tranches from very experienced managers. We purchased two CLO subordinated tranches for the portfolio PSTAT 2021-3A Sub and DRSLF 2021-87A Sub managed by Palmer Square and Prudential, respectively, both having estimated model returns to the debt in the range of 14%.

We purchased four new credits in the healthcare sector to finance spin-offs or acquisitions as that sector has been very active in 2021. Bausch Health is a specialty pharmaceutical company that is contemplating a spin-off of its well-known vision care product line. The remaining pharmaceutical business will still be well-capitalized, with strong cash flow, and a continued focus on debt reduction. The secured 7-year bond is rated BB+ and was purchased at an attractive spread of 361bps for a yield of 4.875%. Organon & Co. is the entity that Merck will spin-off to shareholders comprising women’s health, biosimilars and off-patent brands globally. The secured 7-year term loan issued to fund that transaction is rated BB and was purchased at a 341bps spread over LIBOR for a 3.53% yield. Jazz Pharmaceuticals, which is narrowly focused on neurology and oncology specialties, sought acquisition financing in the loan market. With strong growth prospects and very strong margins we found the 7-year BB+ rated secured term loan attractive at a spread of 370bps over LIBOR for yield of 3.81%. The final healthcare addition was a secured term loan from ICON plc, a contract research organization (“CRO”) to the healthcare industry. We expect the company to regain its investment-grade rating through debt reduction after completing the pending acquisition, and the issued debt to have a much shorter life than the 7-year tenor. The high-quality term loan was rated BB+ and offered a spread over LIBOR of 297bps for 3.05% yield.

Our quarterly trend of adding investments in the recovering sectors of aviation and energy remains intact. THRST 2021-1A B (Thrust Engine Leasing) is a portfolio securitization of aircraft engines on lease to General Electric Aviation in support of its maintenance operations. The portfolio is well supported by cash flows and can withstand BBH’s most severe stress testing without impairment as initial loan to value is ~82%. The Class B notes are rated BBB with a 5-year average life and offered a spread of 518bps for a 6.20% yield at purchase. We purchased the 7-year term loan of United Airlines, which is secured by a critical portfolio of landing slots, airport gates, and flight route rights. The travel recovery is continuing, and with solid collateral protection and a spread of 418bps over LIBOR for yield of 4.30% this was an attractive addition for the portfolio. Spanning both recovering aviation and maritime is the satellite communications provider Inmarsat plc that entered the portfolio in the second quarter. A significant installed base of client equipment and satellites makes this company a dominant provider of services to commercial and governmental clients, with strong demand for inflight mobile connectivity. We purchased the company’s 5-year secured term loan rated B+ at a spread of 438bps over LIBOR for a yield of 4.5%. In the energy sector we increased our exposure to operators of critical pipeline infrastructure as hydrocarbon prices continued climbing. The portfolio acquired a new 7-year BB- rated AL NGPL term loan at a spread of 471bps over LIBOR for 4.83% yield and increased the Energy Transfer Partners position at a spread of 500bps or a 6.5% yield for BB rated credit risk.

Portfolio holdings and characteristics are subject to change

Conclusion

We ended the second quarter in much the same situation as the prior quarter. Valuations remain expensive for the majority of market sectors and our focus remains on locating those new, niche, or recovering credit investments that differentiate our process and performance from competitors. We do not know when valuations may cheapen, so we continue to be disciplined about the durability of investments and the prices paid when initiating positions. The importance of investment income or carry, and patience, is rising as the pace of potential capital appreciation slows. The strategy, which has a longer history than this sleeve, has outperformed various core benchmarks across cycles due to our patient process of only investing in durable credits when available at attractive yields. We remain steadfast in our approach and are comfortable in the portfolio’s positioning heading into the second half of the year.

Guggenheim: Relaxed COVID-related measures and increased consumer comfort is prompting a rapid reopening of the service sector and robust manufacturing activity. The ISM Services PMI index reached its highest level on record in the June release. The ISM Manufacturing PMI level declined slightly from the peak but remains near its highest level since 2004.

Labor demand is also at record highs according to the National Federation of Independent Businesses (NFIB). The NFIB reported that nearly half of small-business owners could not fill job openings in June, making it the fifth consecutive month that the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand are the consumer confidence data, which shows perceptions around job availability is above pre-COVID highs.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (GDP) is on track to show 8–10% annualized growth, after which we expect sequential growth to slow heading into 2022. We anticipate base effects from last year’s trough in activity to fade, as will the fiscal impulse over time. We expect the impact of reopening businesses, which should only happen once, should also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Fund Summary	91

Inflation is also likely to fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures materialized in sectors directly affected by the pandemic, such as car rentals, hotels, and airfares, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, an expected decline in inflation prints and expectations over the next several quarters will likely prompt a rethink of the FOMC’s forecasted hikes. The Federal Reserve may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed into 2025 as inflation cools and the Fed targets a historically tight labor market.

Performance Review

Our portfolio returned 3.39% for the first half of 2021. Spread tightening and the portfolio’s carry advantage led to positive, absolute performance. Additional fiscal stimulus, healthy consumer balance sheets and an accommodative Fed have created a constructive macro-economic backdrop for risk assets. Resultantly, all credits sectors contributed to performance. Sectors that broadly lagged the rally in 2020 such as structured credit and bank loans, however, have been the most notable contributors to performance year to date as investors rotated into lower-dollar-price securities offering more potential total return. Securities with floating-rate coupons, which includes bank loans and much of structured credit, also caught a bid amidst duration and inflation fears. Additionally, sectors tied to the reopening trade such as transportation or commercial real estate all continued to rally as progress in the domestic rollout of vaccines created confidence in the eventual return to normalcy.

Strategy and Positioning

High-yield corporate bonds, which comprised over 30% of the portfolio at period’s end, saw robust spread tightening over the period. Since prices bottomed in March 2020, the portfolio has opportunistically added exposure to the asset class. High-yield corporates have experienced greater credit stress as the result of the COVID driven shut downs, and similarly stand to benefit more as the economy reopens. Demand for corporates is strong as the fundamental backdrop improves. Although the Fed’s secondary bond buying programs were discontinued as of the end of 2020 calendar year, the extent of their participation and resulting market share were inconsequential and any major backups would likely be met by swift action from both lawmakers and the Federal Reserve.

Bank loans, over 25% of the portfolio at period’s end, similarly added to performance as spreads materially tightened over the period. As the sector saw spread levels recover, issuance in the sector picked up dramatically as issuers were encouraged to tap markets to raise new capital and refinance existing debt that had been originated at wider spreads. An increase in M&A activity fueled the rapid pace of issuance into the second quarter, which was met and absorbed with similarly fervent issuance, and consequentially, demand from the CLO market. Though credit spreads have tightened significantly, we still view the expected-loss adjusted return potential, primarily via carry, favorably within the context of the portfolio.

Investment-grade corporates comprised roughly 7% of the portfolio at period’s end. The sector generated positive return and benefited from spread tightening, despite rising rates over the period. The Bloomberg Barclays Corporate index spread tightened roughly 10 basis points (bps) to end the period at 84 bps, but the portfolio’s investment-grade corporate allocation outperformed the index due to increased weighting to COVID-sensitive sectors and generally higher carry sectors. Due to large fiscal stimulus and continued easy monetary policy, spreads should remain stable or continue to compress. The portfolio also holds roughly a 5% allocation to mostly investment-grade weighted preferreds, which contributed positively to performance from both a credit spread and carry perspective.

Structured credit, which totaled over 30% of the portfolio’s allocation at period’s end, added to performance as spreads tightened across all sub-sectors. Of particular note, prices within aircraft ABS rallied significantly to start the new year as vaccine efforts improved and air traffic came back online. Prices for senior tranches are now firmly at par and second lien tranche prices are on average in the low $90s, but with a wider trading band. We expect spreads to compress further as investors continue to seek out the higher yields and carry advantage, offered in this asset class. Elsewhere in structured credit, asset-backed security (ABS) spreads have largely recovered from the COVID downdraft, though still offer compelling relative value within the fixed income universe. The carry advantage offered in structured credit should serve as a tailwind to further spread compression within the sector.

Overall duration ended the period at 3.1 years with a structural underweight to the longer end of the curve. The duration of the portfolio should serve as a risk ballast to the strategy’s credit allocation in the event of an unforeseen risk off move. We view the credit default environment as benign and feel rates are likely to remain low for some time as a result of extended easy monetary policy. This backdrop calls for an allowance for higher credit risk; however, when considered in conjunction with higher current valuations and credit spreads sitting near historical tights, the investing landscape becomes more nuanced. Given the potential for incremental spread tightening seems challenged, we think rotating into higher carry instruments of similar credit quality at the expense of forgoing credit convexity makes sense at this point in the credit cycle.

Neuberger Berman: Another good quarter for US equity markets had the S&P 500 Index off to its best first half since 1998. The most straightforward ‘reason’ for such robust equity market returns seems to be simply that it’s where the money went. Per Goldman Sachs, global equity fund flows for the first half of 2021 were the highest on record dating back to 1996. At $517 billion, flows were over 2.5x greater than the previous high in 2017. That’s a staggering number and it’s difficult to discount its impact on equity prices. With 125 trading days in

92	Litman Gregory Funds Trust

the first half of 2021, that’s ~$4 billion in average daily demand. Year to date, the S&P 500 Index has soared 15.25%, the CBOE S&P 500 2% OTM PutWrite (“PUTY”) has accumulated 8.08%, and the CBOE Russell 2000 PutWrite (“PUTR”) has rallied 19.08%.

We believe fixed-income markets are moving closer to ‘daybreak’ in short-term U.S. interest rates. Over the past decade, 2-year US Treasury yields have averaged ~90bps, while the median rate has been 33% lower at ~60bps. That’s obviously not an ideal scenario for the strategy’s collateral portfolio. We believe any incremental increases in short-term rates will be additive. Year to date, short-term U.S. Treasury Rates (3M US T-Bill) decreased -3bps and the long-term rates (10Y US Treasury) sold off 55bps.

Over the six-month period ended June 30, 2021, the sleeve of the portfolio managed by NBIA (the “sleeve”) returned 8.32%, keeping pace with the PUTY return of 8.08% and materially outpacing the Bloomberg Barclays US High Yield return of 3.62%. During this time both S&P 500 and Russell 2000 exposures contributed to Fund performance. Year to date, the S&P 500 PutWrite Strategy has gained 7.93% and is modestly lagging the PUTY return of 8.08%. Over the same period, the Russell 2000 PutWrite Strategy has garnered a notable 9.24%, though well behind the PUTR return of 19.08%. The collateral portfolio’s holdings continue to be a positive contributor to overall performance. On the year, the CBOE S&P 500 Volatility Index (“VIX”) is down -6.9 pts with an average 30-day implied volatility premium of 7.7. Likewise, the CBOE Russell 2000 Volatility Index (“RVX”) is lower by -8.3 pts with an average 30-day implied volatility premium of 6.2.

While implied volatility levels continue to subside globally, realized volatility levels continue to further recede, yielding attractive implied volatility premiums. As markets continue to heal from 2020, we expect premiums to continue to normalize while overall volatility levels remain elevated relative to historically low levels observed in the years prior to the pandemic. However, as we have written in the past, normal is going to feel volatile relative to the tranquil periods prior to the pandemic. Looking forward, volatility markets continue to price higher levels of implied volatility into the second half of 2021 and early 2022. Potential sources of volatility abound, and economic control mechanisms are unlikely to offer their historical levels of efficacy.

Like halftimes in sports, many investors like to spend their summer vacations talking about potential portfolio adjustments they should make for the second half of the year. For us, we find little to do in this regard. Overall, strategy performance continues to benefit from healthy equity market gains and elevated volatility levels, earning attractive returns over the first half of 2021. When we look out to the second half and towards 2022, we believe our strategy is playing to its strengths and is in a position to continue to be competitive against most asset-class exposures. After many years of grinding out a respectable record, we believe our ‘franchise players’ are finally in ‘top form’ which makes ‘tinkering’ a risky tactic.

Strategy Allocations

The fund’s allocation across the three managers are as follows: 40% to both Brown Brothers Harriman and Guggenheim Investments and 20% to Neuberger Berman. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences.

Sub-Advisor Portfolio Composition as of June 30, 2021

Brown Brothers Harriman Credit Value Strategy

ABS	19%
Bank Loans	28%
Corporate Bonds	50%
CMBS	2%
Cash & Equivalents	1%

Guggenheim Multi-Credit Strategy

ABS	25%
Bank Loans	28%
Corporate Bonds	40%
CMBS	3%
Non-Agency RMBS	4%
Preferred Stock	6%
Other	2%
Reverse Repo	-8%
Cash	2%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

Fund Summary	93

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2021

SECTOR EXPOSURE – 6/30/2021

Corporate	35.8%
Asset Backed	17.3%
Options & Swaps	0.0%
Bank Loan	24.1%
CMO	4.1%
BDC	0.0%
Closed End Funds	2.1%
REIT	0.1%
Preferred Stock	2.2%
MLP	0.0%
Governments	17.9%
Municipals	0.0%
Cash & Short Term	-3.6%

CREDIT QUALITY BREAKDOWN – 6/30/2021

AAA:	17.8%
AA:	1.8%
A:	3.0%
BBB:	16.5%
BB:	15.0%
B:	5.8%
CCC and Lower:	1.5%
Not Rated:	38.6%
Average Credit Quality:	BBB+

*	Does not include Neuberger Berman’s collateral

All bond ratings shown are provided by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation.

Credit ratings apply the underlying holdings of the fund, and not to the fund itself. S&P and Moody s study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade.

94	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	STRATEGY
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	40%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	40%	Multi-Credit
Derek Devens Rory Ewing	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect High Income Alternatives Fund from September 28, 2018 to June 30, 2021 compared with the Bloomberg Barclays Aggregate Bond Index and Morningstar Non-Traditional Bund Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	95

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited)

Shares		Value

COMMON STOCKS: 0.0%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$4,052

TOTAL COMMON STOCKS (Cost $0)		4,052

PREFERRED STOCKS: 2.3%

Financials: 2.2%
	American Financial Group, Inc.
2,000	4.500%, 09/15/2060	55,420
	Assurant, Inc.
2,000	5.250%, 01/15/2061	54,080
	Bank of America Corp.
4,000	4.375%, 11/03/2025(a)	104,800
	Bank of America Corp.
6,000	4.125%, 02/02/2026(a)	156,960
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	53,900
	Equitable Holdings, Inc.
2,800	4.300%, 03/15/2026(a)	70,868
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(a)	54,700
	First Republic Bank
2,400	4.125%, 10/30/2025(a)	61,560
	First Republic Bank
8,000	4.250%, 03/30/2026(a)	213,840
	Horizon Technology Finance Corp.
6,400	4.875%, 03/30/2026	165,152
	PartnerRe Ltd.
2,000	4.875%, 03/15/2026(a)	55,300
	Prudential Financial, Inc.
4,400	4.125%, 09/01/2060	114,884
	Selective Insurance Group, Inc.
2,000	4.600%, 12/15/2025(a)	50,860
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2025	447,950
	W R Berkley Corp.
1,600	4.250%, 09/30/2060	42,672
	W R Berkley Corp.
6,000	4.125%, 03/30/2061	160,560
	Wells Fargo & Co.
6,000	4.700%, 12/15/2025(a)	156,900

		2,020,406

Real Estate: 0.1%
	Public Storage
2,400	4.125%, 08/14/2025(a)	62,520

TOTAL PREFERRED STOCKS (Cost $1,975,000)		2,082,926

CLOSED-END FUNDS: 0.5%
2,959	Ares Dynamic Credit Allocation Fund, Inc.	47,847
16,320	BlackRock Corporate High Yield Fund, Inc.	201,063
3,836	BlackRock Credit Allocation Income Trust	59,803
1,523	BlackRock Debt Strategies Fund, Inc.	17,438
5,978	Blackstone Strategic Credit Fund	83,274
1,347	Eaton Vance Ltd. Duration Income Fund	17,861
2,233	Western Asset High Income Opportunity Fund, Inc.	11,790

TOTAL CLOSED-END FUNDS (Cost $301,777)		439,076

Principal Amount^		Value

ASSET-BACKED SECURITIES: 17.3%
	AASET Trust
$220,258	Series 2019-2-B 4.458%, 10/16/2039(b)	$186,502
244,877	Series 2020-1A-B 4.335%, 01/16/2040(b)	174,285
	AASET US Ltd.
205,495	Series 2018-2A-A 4.454%, 11/18/2038(b)	203,592
	ABPCI Direct Lending Fund ABS I Ltd.
120,000	Series 2020-1A-B 4.935%, 12/20/2030(b)	119,353
	ABPCI Direct Lending Fund CLO I LLC
250,000	Series 2017-1A-DR 4.693%, 04/20/2032(b)(c) 3 mo. USD LIBOR + 4.500%	250,116
	Adams Outdoor Advertising L.P.
375,585	Series 2018-1-A 4.810%, 11/15/2048(b)	398,165
	AIM Aviation Finance Ltd.
156,751	Series 2015-1A-A1 4.213%, 02/15/2040(b)(d)	134,397
	Anchorage Credit Funding 3 Ltd.
250,000	Series 2016-3A-BR 3.471%, 01/28/2039(b)	248,429
	Anchorage Credit Funding 4 Ltd.
250,000	Series 2016-4A-CR 3.523%, 04/27/2039(b)	251,236
	Applebee’s Funding LLC / IHOP Funding LLC
99,250	Series 2019-1A-A2I 4.194%, 06/07/2049(b)	102,183
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 1.988%, 04/20/2028(b)(c) 3 mo. USD LIBOR + 1.800%	349,537
	Business Jet Securities LLC
115,487	Series 2020-1A-B 3.967%, 11/15/2035(b)	119,016
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(b)	227,638
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(b)	101,968
	Castlelake Aircraft Securitization Trust
171,555	Series 2018-1-A 4.125%, 06/15/2043(b)	171,245
	Castlelake Aircraft Structured Trust
221,748	Series 2021-1A-B 6.656%, 01/15/2046(b)	236,011
	CHCP Ltd.
100,000	Series 2021-FL1-D 3.125%, 02/15/2038(b)(c) 1 mo. USD LIBOR + 3.000%	100,438
	CIFC Funding II Ltd.
250,000	Series 2017-2A-DR 3.228%, 04/20/2030(b)(c) 3 mo. USD LIBOR + 3.100%	250,138
	Digital Brige Issuer LLC
350,000	Series 2021-1A-A2 3.933%, 09/25/2051	350,000

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Drug Royalty III L.P.
$ 265,349	Series 2018-1A-A1 1.841%, 10/15/2031(b)(c) 3 mo. USD LIBOR + 1.600%	$263,182
	Dryden 86 CLO Ltd.
280,000	Series 2020-86A-D 4.440%, 07/17/2030(b)(c) 3 mo. USD LIBOR + 4.250%	280,140
	Dryden Senior Loan Fund
300,000	Series 2021-87A-SUB 0.000%, 05/20/2034(b)(e)(f)	270,000
	Elm Trust
110,000	Series 2020-4A-B 3.866%, 10/20/2029(b)	109,795
	Falcon Aerospace Ltd.
276,647	Series 2017-1-B 6.300%, 02/15/2042(b)	265,825
	Firstkey Revolving Trust
141,690	3.250%, 12/25/2023	141,860
	GAIA Aviation Ltd.
170,918	Series 2019-1-A 3.967%, 12/15/2044(b)(d)	170,781
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2021-9A-D 3.025%, 01/20/2033(b)(c) 3 mo. USD LIBOR + 2.900%	250,282
	Golub Capital Partners ABS Funding Ltd.
150,000	Series 2020-1A-B 4.496%, 01/22/2029(b)	150,201
	Hercules Capital Funding Trust
235,793	Series 2018-1A-A 4.605%, 11/22/2027(b)	237,045
78,594	Series 2019-1A-A 4.703%, 02/20/2028(b)	79,368
	Hull Street CLO Ltd.
300,000	Series 2014-1A-CR 2.890%, 10/18/2026(b)(c) 3 mo. USD LIBOR + 2.700%	300,147
	JOL Air Ltd.
213,355	Series 2019-1-A 3.967%, 04/15/2044(b)	213,452
	Lake Shore MM CLO III LLC
250,000	Series 2020-1A-B 3.384%, 10/15/2029(b)(c) 3 mo. USD LIBOR + 3.200%	251,084
	LoanCore Issuer Ltd.
100,000	Series 2021-CRE5-D 3.073%, 07/15/2036(b)(c) 1 mo. USD LIBOR + 3.000%	100,344
	Madison Park Funding XLVIII Ltd.
250,000	Series 2021-48A-D 3.142%, 04/19/2033(b)(c) 3 mo. USD LIBOR + 3.000%	249,753
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 1.599%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.450%	491,654
250,000	Series 2013-5A-BR 1.999%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.850%	243,707

Principal Amount^		Value
	Marathon CRE Ltd.
$ 100,000	Series 2018-FL1-C 2.682%, 06/15/2028(b)(c) 1 mo. USD LIBOR + 2.600%	$99,877
	MCA Fund Holding LLC
238,907	Series 2020-1-B 4.247%, 11/15/2035(b)	237,836
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 2.384%, 07/15/2029(b)(c) 3 mo. USD LIBOR + 2.200%	495,188
	Monroe Capital ABS Funding Ltd.
180,000	Series 2021-1A-A2 2.815%, 04/22/2031(b)	180,142
	Monroe Capital CLO Ltd.
250,000	Series 2014-1A-CR 2.584%, 10/22/2026(b)(c) 3 mo. USD LIBOR + 2.400%	250,155
	Morgan Stanley ABS Capital I, Inc. Trust
309,773	Series 2006-HE8-A2D 0.312%, 10/25/2036(c) 1 mo. USD LIBOR + 0.220%	186,991
380,727	Series 2007-HE4-A2C 0.322%, 02/25/2037(c) 1 mo. USD LIBOR + 0.230%	171,138
	Morgan Stanley IXIS Real Estate Capital Trust
388,505	Series 2006-2-A4 0.312%, 11/25/2036(c) 1 mo. USD LIBOR + 0.220%	181,629
	Nassau CFO LLC
203,487	Series 2019-1-A 3.980%, 08/15/2034(b)	205,942
	NewStar Clarendon Fund CLO LLC
250,000	Series 2014-1A-BR 2.226%, 01/25/2027(b)(c) 3 mo. USD LIBOR + 2.050%	250,109
300,000	Series 2014-1A-CR 3.226%, 01/25/2027(b)(c) 3 mo. USD LIBOR + 3.050%	299,262
	Newtek Small Business Loan Trust
132,850	Series 2018-1-A 2.700%, 02/25/2044(b)(c) 1 mo. PRIME—0.550%	130,950
60,386	Series 2018-1-B 4.000%, 02/25/2044(b)(c) 1 mo. PRIME + 0.750%	58,460
	Northwoods Capital 20 Ltd.
250,000	Series 2019-20A-DR 4.446%, 01/25/2032(b)(c) 3 mo. USD LIBOR + 4.270%	250,147
	Oportun Funding X LLC
400,000	Series 2018-C-B 4.590%, 10/08/2024(b)	400,296
	Oxford Finance Funding LLC
430,000	Series 2020-1A-B 4.037%, 02/15/2028(b)	443,092
	Palmer Square Loan Funding Ltd.
250,000	Series 2021-1A-C 3.055%, 04/20/2029(b)(c) 3 mo. USD LIBOR + 2.900%	249,068

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Palmer Square Loan Funding Ltd. (Continued)
$ 200,000	Series 2021-2A-SUB 0.000%, 05/20/2029(b)(e)	$200,000
250,000	Series 2021-3A-C 2.669%, 07/20/2029(b)(c)(f) 3 mo. USD LIBOR + 2.500%	250,125
200,000	Series 2021-3A-SUB 0.000%, 07/20/2029(b)(e)(f)	200,000
	PennantPark CLO Ltd.
250,000	Series 2020-2A-D 6.690%, 01/15/2032(b)(c) 3 mo. USD LIBOR + 6.500%	250,105
	ReadyCap Lending Small Business Loan Trust
154,266	Series 2019-2-A 2.750%, 12/27/2044(b)(c) 1 mo. PRIME - 0.500%	147,749
	Republic Finance Issuance Trust
240,000	Series 2020-A-B 3.540%, 11/20/2030(b)	247,321
	Saganaw Insurance Recievables LLC
90,219	Series 2019-1A-A 5.125%, 12/01/2023(b)	91,487
	Sapphire Aviation Finance I Ltd.
156,180	Series 2018-1A-A 4.250%, 03/15/2040(b)	153,214
	Sapphire Aviation Finance II Ltd.
233,783	Series 2020-1A-B 4.335%, 03/15/2040(b)	210,418
	Secured Tenant Site Contract Revenue Notes
118,147	Series 2018-1A-C 3.970%, 06/15/2048(b)	121,066
	Stack Infrastructure Issuer LLC
449,267	Series 2019-1A-A2 4.540%, 02/25/2044(b)	476,169
	Sunbird Engine Finance LLC
198,059	Series 2020-1A-B 4.703%, 02/15/2045(b)	146,733
	Thrust Engine Leasing
440,000	Series 2021-1A-B 6.121%, 07/15/2040(b)	439,579
	VB-S1 Issuer LLC
100,000	Series 2020-1A-D 4.090%, 06/15/2050(b)	105,230
150,000	Series 2020-1A-F 6.657%, 06/15/2050(b)	164,112
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(e)	68,364
	Wachovia Asset Securitization Issuance II LLC Trust
208,944	Series 2007-HE2A-A 0.222%, 07/25/2037(b)(c) 1 mo. USD LIBOR + 0.130%	198,446
	WRG Debt Funding IV LLC
400,000	Series 2020-1-B 6.535%, 07/15/2028(b)	401,642

TOTAL ASSET-BACKED SECURITIES (Cost $16,156,805)		16,004,911

Principal Amount^		Value

BANK LOANS: 23.9%
	AAdvantage Loyalty IP Ltd.
$ 700,000	5.500%, 04/20/2028(c) 3 mo. LIBOR + 4.750%	$730,670
	Accuride Corp.
48,724	6.250%, 11/17/2023(c) 3 mo. LIBOR + 5.250%	46,873
	Ai Aqua Merger Sub, Inc.
88,889	0.000%, 12/13/2023(g)	89,222
11,111	0.000%, 12/13/2023(g)	11,153
	AI Aqua Merger Sub, Inc.
100,000	6.250%, 12/13/2023(c) 3 mo. LIBOR + 5.250%	100,209
	AL NGPL Holdings LLC
340,000	4.750%, 04/14/2028(c) 3 mo. LIBOR + 3.750%	342,870
	Allen Media LLC
523,291	5.647%, 02/10/2027(c) 3 mo. LIBOR + 5.500%	524,519
	Alterra Mountain Co.
98,750	5.500%, 08/01/2026(c) 1 mo. LIBOR + 4.500%	99,121
	American Rock Salt Co. LLC
100,000	4.750%, 06/04/2028(c) 1 mo. LIBOR + 4.000%	100,375
	American Trailer World Corp.
100,000	4.500%, 03/03/2028(c) 1 mo. LIBOR + 3.750%	99,985
	Amerilife Holdings LLC
9,987	4.000%, 03/18/2027(c) 3 mo. LIBOR + 4.000%	10,004
52,343	4.104%, 03/18/2027(c) 1 mo. LIBOR + 4.000%	52,433
	Anchor Packaging, Inc.
98,592	4.104%, 07/18/2026(c) 1 mo. LIBOR + 4.000%	98,838
	API Technologies Corp.
98,000	4.354%, 05/09/2026(c) 1 mo. LIBOR + 4.250%	96,791
	ApttusCorp.
100,000	5.000%, 05/08/2028(c) 3 mo. LIBOR + 4.250%	100,725
	Arcline FM Holdings LLC
100,000	5.500%, 06/23/2028(c) 3 mo. LIBOR + 4.750%	100,375
	Arctic Glacier U.S.A., Inc.
100,000	4.500%, 03/20/2024(c) 3 mo. LIBOR + 3.500%	96,170
	Aria Energy Operating LLC
287,683	5.500%, 05/27/2022(c) 1 mo. LIBOR + 4.500%	288,521
	Ascend Learning LLC
74,438	4.750%, 07/12/2024(c) 1 mo. LIBOR + 3.750%	74,566
	Aston FinCo S.A.R.L.
98,750	4.343%, 10/09/2026(c) 1 mo. LIBOR + 4.250%	98,395
	Atlas CC Acquisition Corp.
83,099	5.000%, 04/28/2028(c) 3 mo. LIBOR + 4.250%	83,462
16,901	6.000%, 04/28/2028(c) 3 mo. LIBOR + 4.250%	16,975

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	BCP Renaissance Parent LLC
$ 673,325	4.500%, 10/31/2024(c) 3 mo. LIBOR + 3.500%	$662,983
	BCPE Empire Holdings, Inc.
98,311	4.104%, 06/11/2026(c) 1 mo. LIBOR + 4.000%	98,619
	Berlin Packaging LLC
98,728	3.100%-3.150%, 11/07/2025(c) 1 mo. LIBOR + 3.000%	98,041
	Blue Ribbon LLC
99,375	6.750%, 05/04/2028(c) 3 mo. LIBOR + 6.000%	98,530
	BWAY Holding Co.
57,831	3.354%, 04/03/2024(c) 1 mo. LIBOR + 3.250%	56,543
	Cambrex Corp.
99,500	4.250%, 12/04/2026(c) 1 mo. LIBOR + 3.500%	99,874
	Camin Cargo Control, Inc.
100,000	7.500%, 06/04/2026(c) 3 mo. LIBOR + 6.500%	99,500
	Capstone Acquisition Holdings, Inc.
13,194	0.000%, 11/12/2027(g)	13,252
99,749	5.750%, 11/12/2027(c) 1 mo. LIBOR + 4.750%	100,186
	Cast and Crew Payroll LLC
98,613	3.854%, 02/09/2026(c) 1 mo. LIBOR + 3.750%	98,213
	Castlelake Aircraft Securitization Trust
250,892	3.967%, 07/15/2042	250,706
	CCRR Parent, Inc.
99,750	5.000%, 03/06/2028(c) 3 mo. LIBOR + 4.250%	100,467
	CD&R Hydra Buyer, Inc.
97,969	5.250%, 12/11/2024(c) 1 mo. LIBOR + 4.250%	96,944
	Cengage Learning, Inc.
99,217	5.250%, 06/07/2023(c) 3 mo. LIBOR + 4.250%	99,500
	Charter NEX US, Inc.
99,500	5.000%, 12/01/2027(c) 1 mo. LIBOR + 4.250%	99,858
	CHG Healthcare Services, Inc.
97,234	4.000%, 06/07/2023(c) 3 mo. LIBOR + 3.000%	97,254
	Clarios Global L.P.
664,521	0.000%, 04/30/2026(g)	659,747
622,724	3.354%, 04/30/2026(c) 1 mo. LIBOR + 3.250%	618,250
	Cologix, Inc.
100,000	4.500%, 05/01/2028(c) 1 mo. LIBOR + 3.750%	100,541
	Comet Acquisition, Inc.
97,500	3.397%, 10/24/2025(c) 3 mo. LIBOR + 3.250%	96,476
	Connect Finco S.A.R.L
518,687	4.500%, 12/11/2026(c) 1 mo. LIBOR + 3.500%	519,986

Principal Amount^		Value
	CP Atlas Buyer, Inc.
$ 99,750	4.250%, 11/23/2027(c) 1 mo. LIBOR + 3.750%	$99,641
	CPC Acquisition Corp.
199,500	3.917%, 12/29/2027(c) 3 mo. LIBOR + 3.750%	199,407
	CPM Holdings, Inc.
97,500	3.592%, 11/17/2025(c) 1 mo. LIBOR + 3.500%	96,939
	Cross Financial Corp.
100,000	4.750%, 09/15/2027(c) 1 mo. LIBOR + 4.000%	100,437
	Deerfield Dakota Holding LLC
99,000	4.750%, 04/09/2027(c) 1 mo. LIBOR + 3.750%	99,601
	Denali Water Solutions
90,000	5.000%, 03/25/2028(c) 3 mo. LIBOR + 4.250%	90,000
	DG Investment Intermediate Holdings 2, Inc.
13,160	4.500%, 03/31/2028(c) 1 mo. LIBOR + 3.750%	13,232
82,684	4.500%, 03/31/2028(c) 1 mo. LIBOR + 3.750%	83,132
	DiversiTech Holdings, Inc.
99,744	4.250%, 06/03/2024(c) 3 mo. LIBOR + 3.250%	99,962
	DXP Enterprises, Inc.
99,500	5.750%, 12/16/2027(c) 1 mo. LIBOR + 4.750%	100,028
	Eastern Power LLC
655,346	4.750%, 10/02/2025(c) 3 mo. LIBOR + 3.750%	587,108
	Entrans International LLC
68,000	6.104%, 11/01/2024(c) 1 mo. LIBOR + 6.000%	64,175
	EyeCare Partners LLC
18,919	3.843%, 02/18/2027(c) 1 mo. LIBOR + 3.750%	18,781
80,023	3.854%, 02/18/2027(c) 1 mo. LIBOR + 3.750%	79,438
	First Brands Group LLC
99,750	6.000%, 03/30/2027(c) 1 mo. LIBOR + 5.000%	101,080
	Franchise Group Intermediate Holdco LLC
81,545	5.500%, 03/10/2026(c) 3 mo. LIBOR + 4.750%	82,106
	Gibson Brands, Inc.
100,000	0.000%, 06/25/2028(g)	100,000
	GT Polaris, Inc.
99,501	4.500%, 09/24/2027(c) 3 mo. LIBOR + 3.750%	99,812
	Hamilton Projects Acquiror LLC
138,699	5.750%, 06/17/2027(c) 3 mo. LIBOR + 4.750%	137,694
	HC Group Holdings II, Inc.
198,990	3.843%, 08/06/2026(c) 1 mo. LIBOR + 3.750%	199,363
	Help At Home, Inc.
89,775	6.000%, 10/29/2027(c) 3 mo. LIBOR + 5.000%	90,196

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Higginbotham Insurance Agency, Inc.
$ 77,840	6.500%, 11/25/2026(c) 1 mo. LIBOR + 5.750%	$76,672
	HighTower Holdings LLC
80,000	4.750%, 04/30/2028(c) 3 mo. LIBOR + 4.000%	80,283
	Hillman Group Inc. (The)
9,974	4.104%, 05/31/2025(c) 1 mo. LIBOR + 4.000%	9,972
	Holding Socotec SAS
100,000	0.000%, 06/02/2028(g)	100,250
	IBC Capital Ltd.
79,478	3.875%, 09/11/2023(c) 3 mo. LIBOR + 3.750%	78,922
	ICON Luxembourg S.A.R.L
304,207	0.000%, 06/16/2028(g)	305,039
75,793	0.000%, 06/16/2028(g)	76,001
	Illuminate Buyer LLC
49,750	3.604%, 06/30/2027(c) 1 mo. LIBOR + 3.500%	49,519
	Ilpea Parent Inc.
694,986	0.000%, 03/02/2023(g)	693,248
100,000	5.750%, 03/02/2023(c) 1 mo. LIBOR + 4.750%	99,250
694,986	5.750%, 03/02/2023(c) 1 mo. LIBOR + 4.750%	689,773
	Imagefirst Holdings LLC
81,481	5.250%, 04/27/2028(c) 3 mo. LIBOR + 4.500%	81,481
	Jazz Financing Lux S.A.R.L.
505,000	4.000%, 04/21/2028(c) 1 mo. LIBOR + 3.500%	507,169
	Kronos Acquisition Holdings Inc.
108,889	4.250%, 12/22/2026(c) 3 mo. LIBOR + 3.750%	108,266
	LSF11 Skyscraper Holdco S.A.R.L.
100,000	3.896%-4.250%, 09/29/2027(c) 3 mo. LIBOR + 3.500%	100,375
	LTI Holdings, Inc.
97,250	3.604%, 09/06/2025(c) 1 mo. LIBOR + 3.500%	96,091
	Mavis Tire Express Services Corp.
100,000	4.750%, 05/04/2028(c) 3 mo. LIBOR + 4.000%	100,444
	MB2 Dental Solutions LLC
8,996	7.000%-8.250%, 01/29/2027(c) 3 mo. LIBOR + 6.000%	8,906
110,368	7.000%, 01/29/2027(c) 3 mo. LIBOR + 6.000%	108,315
	McGraw-Hill Global Education Holdings LLC
99,750	5.750%, 11/01/2024(c) 1 mo. LIBOR + 4.750%	100,038
	MDVIP, Inc.
99,485	5.250%, 11/14/2024(c) 1 mo. LIBOR + 4.250%	99,796
	Midwest Veterinary Partners LLC
100,000	4.750%, 04/26/2028(c) 6 mo. LIBOR + 4.000%	100,312

Principal Amount^		Value
	Mileage Plus Holdings LLC
$ 100,000	6.250%, 06/21/2027(c) 3 mo. LIBOR + 5.250%	$106,932
	Moran Foods LLC
11,264	8.000%, 04/01/2024(c) 3 mo. LIBOR + 7.000%	11,884
13,812	11.750%, 10/01/2024(c) 3 mo. LIBOR + 10.750%	12,270
	NA Rail Hold Co. LLC
99,497	4.647%, 10/19/2026(c) 3 mo. LIBOR + 4.500%	99,995
	National Mentor Holdings, Inc.
89,775	4.500%, 02/18/2028(c) 3 mo. LIBOR + 3.750%	90,030
5,533	4.500%, 03/02/2028(c) 1 mo. LIBOR + 3.750%	5,549
	NFP Corp.
48,747	3.354%, 02/15/2027(c) 1 mo. LIBOR + 3.250%	48,124
	NorthRiver Midstream Finance L.P.
583,744	3.452%, 10/01/2025(c) 3 mo. LIBOR + 3.250%	579,567
	Organon & Co.
545,000	3.500%, 06/02/2028(c) 3 mo. LIBOR + 3.000%	546,251
	Packaging Coordinators Midco, Inc.
99,750	4.250%, 11/30/2027(c) 3 mo. LIBOR + 3.500%	99,974
	Packers Holdings LLC
99,875	4.000%, 03/09/2028(c) 6 mo. LIBOR + 3.250%	99,480
	PAI Holdco, Inc.
99,750	4.500%, 10/28/2027(c) 3 mo. LIBOR + 3.750%	100,109
	Park River Holdings, Inc.
200,000	4.000%, 12/28/2027(c) 3 mo. LIBOR + 3.250%	199,250
	Pelican Products, Inc.
79,134	4.500%, 05/01/2025(c) 3 mo. LIBOR + 3.500%	78,738
	Peraton Holding Corp.
99,750	4.500%, 02/01/2028(c) 1 mo. LIBOR + 3.750%	100,214
	PetVet Care Centers LLC
198,987	4.250%, 02/14/2025(c) 1 mo. LIBOR + 3.500%	199,831
	Planview Parent, Inc.
20,000	4.750%, 12/17/2027(c) 3 mo. LIBOR + 4.000%	20,066
79,550	4.750%, 12/17/2027(c) 3 mo. LIBOR + 4.000%	79,811
	Playpower, Inc.
90,856	5.647%, 05/08/2026(c) 3 mo. LIBOR + 5.500%	90,515
	Polaris Newco LLC
100,000	4.500%, 06/02/2028(c) 6 mo. LIBOR + 4.000%	100,419
	Project Ruby Ultimate Parent Corp.
99,750	4.000%, 03/03/2028(c) 1 mo. LIBOR + 3.250%	99,578

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Protective Industrial Products, Inc.
$ 200,000	4.750%, 01/20/2028(c) 1 week. LIBOR + 4.000%	$200,438
	Provation Software Group, Inc.
99,750	5.500%, 12/22/2027(c) 6 mo. LIBOR + 4.750%	98,753
	Quirch Foods Holdings LLC
99,500	6.250%, 10/19/2027(c) 3 mo. LIBOR + 5.250%	100,018
	RCP Vega, Inc.
89,093	4.854%, 04/30/2026(c) 1 mo. LIBOR + 4.750%	88,648
	Resonetics LLC
100,000	4.436%, 04/28/2028(c) 3 mo. LIBOR + 4.250%	100,291
	RS Ivy Holdco, Inc.
99,500	6.500%, 12/23/2027(c) 1 mo. LIBOR + 5.500%	99,562
	SCP Eye Care Services LLC
85,227	5.250%, 03/16/2028(c) 6 mo. LIBOR + 4.500%	85,334
	ScribeAmerica Intermediate Holdco LLC
48,000	4.604%, 04/03/2025(c) 1 mo. LIBOR + 4.500%	46,381
	Service Logic Acquisition, Inc.
2,687	4.750%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	2,702
77,612	4.750%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	78,049
	SkyMiles IP Ltd.
265,000	4.750%, 10/20/2027(c) 3 mo. LIBOR + 3.750%	280,255
	Southern Veterinary Partners LLC
87,439	5.000%, 10/05/2027(c) 3 mo. LIBOR + 4.000%	87,959
	Sovos Brands Intermediate, Inc.
100,000	5.000%, 06/08/2028(c) 3 mo. LIBOR + 4.250%	100,500
	SP PF Buyer LLC
149,237	4.604%, 12/22/2025(c) 1 mo. LIBOR + 4.500%	147,259
	Syndigo LLC
149,625	5.250%, 12/15/2027(c) 3 mo. LIBOR + 4.500%	149,251
	System One Holdings LLC
760,000	5.250%, 03/02/2028(c) 3 mo. LIBOR + 4.500%	766,650
	Teneo Holdings LLC
88,278	6.250%, 07/11/2025(c) 1 mo. LIBOR + 5.250%	87,616
	Thoughtworks, Inc.
99,750	3.750%, 03/23/2028(c) 1 mo. LIBOR + 3.250%	99,908
	Tibco Software, Inc.
99,000	3.860%, 06/30/2026(c) 1 mo. LIBOR + 3.750%	98,876
	Tivity Health, Inc.
210,000	0.000%, 06/30/2028(g)	210,787

Principal Amount^		Value
	TricorBraun Holdings, Inc.
$ 612	0.000%, 03/03/2028(g)	$608
612	3.750%, 03/03/2028(c) 3 mo. LIBOR + 3.250%	608
81,637	3.750%, 03/03/2028(c) 3 mo. LIBOR + 3.250%	81,148
	Truck Hero, Inc.
99,750	4.500%, 01/31/2028(c) 1 mo. LIBOR + 3.750%	99,894
	TVC Albany, Inc.
97,250	3.600%, 07/23/2025(c) 1 mo. LIBOR + 3.500%	96,612
	UGI Energy Services LLC
235,200	3.854%, 08/13/2026(c) 1 mo. LIBOR + 3.750%	235,347
	United Airlines, Inc.
653,363	4.500%, 04/21/2028(c) 3 mo. LIBOR + 3.750%	662,846
	Venture Global Calcasieu Pass LLC
69,174	2.448%-2.467%, 08/19/2026(c) 1 mo. LIBOR + 2.375%	64,678
	Vertical Midco GmbH
99,252	4.478%, 07/30/2027(c) 6 mo. LIBOR + 4.250%	99,521
	Women’s Care Enterprises LLC
200,000	5.250%, 01/15/2028(c) 3 mo. LIBOR + 4.500%	200,532
	Wrench Group LLC
99,500	5.500%, 04/30/2026(c) 3 mo. LIBOR + 4.500%	100,122
	Xplornet Communications, Inc.
148,500	4.854%, 06/10/2027(c) 1 mo. LIBOR + 4.750%	148,765
	Yak Access LLC
100,000	10.134%, 07/10/2026(c) 3 mo. LIBOR + 10.000%	82,500
	Zebra Buyer LLC
750,000	0.000%, 04/21/2028(g)	753,750
	Zep Inc.
59,587	5.000%, 08/12/2024(c) 3 mo. LIBOR + 4.000%	58,917

TOTAL BANK LOANS (Cost $21,927,305)		22,023,648

CORPORATE BONDS: 35.9%

Basic Materials: 0.8%
	Alcoa Nederland Holding B.V.
200,000	5.500%, 12/15/2027(b)(h)	217,210
	Clearwater Paper Corp.
50,000	4.750%, 08/15/2028(b)	49,875
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
30,000	9.000%, 07/01/2028(b)	33,556
	INEOS Quattro Finance 2 Plc
200,000	3.375%, 01/15/2026(b)	202,896
	Kaiser Aluminum Corp.
100,000	4.500%, 06/01/2031(b)	102,792
	Minerals Technologies, Inc.
75,000	5.000%, 07/01/2028(b)	78,255
	Valvoline, Inc.
100,000	3.625%, 06/15/2031(b)	100,249

		784,833

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications: 1.9%
	Altice France S.A.
$ 200,000	5.125%, 01/15/2029(b)(h)	$201,402
	AMC Networks, Inc.
50,000	4.250%, 02/15/2029	50,500
	CCO Holdings LLC / CCO Holdings Capital Corp.
85,000	4.250%, 02/01/2031(b)	86,700
70,000	4.500%, 06/01/2033(b)	71,716
	Connect Finco S.A.R.L / Connect US Finco LLC
40,000	6.750%, 10/01/2026(b)	42,390
	Houghton Mifflin Harcourt Publishers, Inc.
50,000	9.000%, 02/15/2025(b)	53,562
	LCPR Senior Secured Financing DAC
200,000	5.125%, 07/15/2029(b)(h)	206,968
	Level 3 Financing, Inc.
150,000	4.250%, 07/01/2028(b)	152,413
	Match Group Holdings II LLC
50,000	4.625%, 06/01/2028(b)	51,912
	McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
50,000	8.000%, 11/30/2024(b)	51,188
	QualityTech L.P. / QTS Finance Corp.
30,000	3.875%, 10/01/2028(b)	32,120
	Radiate Holdco LLC / Radiate Finance, Inc.
100,000	4.500%, 09/15/2026(b)	103,757
	Switch Ltd.
100,000	3.750%, 09/15/2028(b)	101,450
	UPC Broadband Finco B.V.
200,000	4.875%, 07/15/2031(b)(h)	200,710
	ViacomCBS, Inc.
60,000	4.950%, 05/19/2050	76,263
	Virgin Media Vendor Financing Notes IV DAC
200,000	5.000%, 07/15/2028(b)(h)	204,721
	Vodafone Group Plc
100,000	5.125%, 06/04/2081(e) 5 year CMT + 3.073%	101,345

		1,789,117

Consumer, Cyclical: 2.8%
	1011778 BC ULC / New Red Finance, Inc.
100,000	4.000%, 10/15/2030(b)	96,875
	Air Canada Pass Through Trust
23,429	Series 2020-2-A 5.250%, 10/01/2030(b)	25,477
	American Builders & Contractors Supply Co., Inc.
100,000	3.875%, 11/15/2029(b)	99,656
	Aramark Services, Inc.
100,000	6.375%, 05/01/2025(b)(h)	106,375
	Beacon Roofing Supply, Inc.
50,000	4.125%, 05/15/2029(b)	49,940
	Boyd Gaming Corp.
15,000	8.625%, 06/01/2025(b)	16,554
	Boyne USA, Inc.
100,000	4.750%, 05/15/2029(b)	103,461
	CD&R Smokey Buyer, Inc.
50,000	6.750%, 07/15/2025(b)	53,656

Principal Amount^		Value

Consumer, CyclicaL (Continued)
	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Corp.
$ 14,000	5.500%, 05/01/2025(b)	$14,630
	Clarios Global L.P. / Clarios US Finance Co.
10,000	8.500%, 05/15/2027(b)	10,915
	Deuce Finco Plc
100,000 (GBP)	5.500%, 06/15/2027(b)	138,334
	Hilton Domestic Operating Co., Inc.
150,000	4.000%, 05/01/2031(b)	151,530
50,000	3.625%, 02/15/2032(b)	49,442
	Hyatt Hotels Corp.
95,000	5.750%, 04/23/2030(h)	115,554
	JB Poindexter & Co., Inc.
75,000	7.125%, 04/15/2026(b)	79,468
	Marriott International, Inc.
70,000	4.625%, 06/15/2030	80,760
130,000	2.850%, 04/15/2031(h)	132,289
50,000	3.500%, 10/15/2032	53,247
	Murphy Oil USA, Inc.
125,000	3.750%, 02/15/2031(b)	123,761
	Nordstrom, Inc.
160,000	4.375%, 04/01/2030	167,143
	Penn National Gaming, Inc.
100,000	4.125%, 07/01/2029(b)(f)	99,750
	Performance Food Group, Inc.
50,000	6.875%, 05/01/2025(b)	53,472
	PetSmart, Inc. / PetSmart Finance Corp.
250,000	4.750%, 02/15/2028(b)(h)	260,000
	Powdr Corp.
15,000	6.000%, 08/01/2025(b)	15,807
	Scotts Miracle-Gro Co. (The)
50,000	4.000%, 04/01/2031(b)	50,005
	Six Flags Theme Parks, Inc.
35,000	7.000%, 07/01/2025(b)	37,766
	Suburban Propane Partners LP/Suburban Energy Finance Corp.
100,000	5.000%, 06/01/2031(b)	102,500
	Superior Plus L.P. / Superior General Partner, Inc.
100,000	4.500%, 03/15/2029(b)	103,131
	Williams Scotsman International, Inc.
54,000	4.625%, 08/15/2028(b)	55,874
	Wolverine World Wide, Inc.
100,000	6.375%, 05/15/2025(b)	106,748

		2,554,120

Consumer, Non-cyclical: 3.9%
	Altria Group, Inc.
10,000	4.450%, 05/06/2050	10,694
	Avantor Funding, Inc.
75,000	4.625%, 07/15/2028(b)	79,277
	Bausch Health Cos., Inc.
625,000	4.875%, 06/01/2028(b)	639,062
	Bidfair Holdings, Inc.
200,000	5.875%, 06/01/2029(b)	203,250
	Carriage Services, Inc.
100,000	4.250%, 05/15/2029(b)	99,981
	Central Garden & Pet Co.
85,000	4.125%, 10/15/2030	87,112

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	Charles River Laboratories International, Inc.
$ 100,000	4.000%, 03/15/2031(b)	$104,168
	CPI CG, Inc.
100,000	8.625%, 03/15/2026(b)	106,527
	CVS Pass-Through Trust
144,181	5.926%, 01/10/2034(b)	174,617
	DaVita, Inc.
160,000	4.625%, 06/01/2030(b)	164,434
	Endo Luxembourg Finance Co. I S.A.R.L / Endo US, Inc.
100,000	6.125%, 04/01/2029(b)	98,125
	FAGE International S.A. / FAGE USA Dairy Industry, Inc.
200,000	5.625%, 08/15/2026(b)(h)	206,250
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
50,000	3.750%, 12/01/2031(b)	51,225
	Kraft Heinz Foods Co.
50,000	5.000%, 06/04/2042	61,138
80,000	4.375%, 06/01/2046	90,751
25,000	4.875%, 10/01/2049	30,396
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
12,000	7.000%, 12/31/2027(b)	12,062
	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.
200,000	5.000%, 02/01/2026(b)(h)	208,750
	Nathan’s Famous, Inc.
50,000	6.625%, 11/01/2025(b)	51,549
	Nielsen Finance LLC / Nielsen Finance Co.
110,000	5.625%, 10/01/2028(b)	116,382
100,000	4.500%, 07/15/2029(b)	100,500
	Post Holdings, Inc.
100,000	4.500%, 09/15/2031(b)	99,905
	Prestige Brands, Inc.
100,000	3.750%, 04/01/2031(b)	96,612
	Prime Security Services Borrower LLC / Prime Finance, Inc.
75,000	5.750%, 04/15/2026(b)	83,047
	Rent-A-Center, Inc.
100,000	6.375%, 02/15/2029(b)	107,575
	Sabre GLBL, Inc.
50,000	9.250%, 04/15/2025(b)	59,587
75,000	7.375%, 09/01/2025(b)	81,658
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(b)	54,068
	Square, Inc.
50,000	3.500%, 06/01/2031(b)	50,500
	Tenet Healthcare Corp.
15,000	4.625%, 06/15/2028(b)	15,461
	US Foods, Inc.
70,000	6.250%, 04/15/2025(b)	74,375
50,000	4.750%, 02/15/2029(b)	51,065
	WW International, Inc.
100,000	4.500%, 04/15/2029(b)	100,885

		3,570,988

Principal Amount^		Value

Energy: 4.9%
	Apache Corp.
$ 235,000	4.625%, 11/15/2025	$254,469
	Atlantica Sustainable Infrastructure Plc
200,000	4.125%, 06/15/2028(b)(h)	204,010
	BP Capital Markets Plc
250,000	4.875%, 03/22/2030(a)(e) 5 year CMT + 4.398%	274,515
	Cheniere Corpus Christi Holdings LLC
100,000	3.520%, 12/31/2039	101,923
	DT Midstream, Inc.
100,000	4.125%, 06/15/2029(b)	101,658
	Energy Transfer L.P.
775,000	6.250%, 02/15/2023(a)(e) 3 mo. USD LIBOR + 4.028%	685,875
	EnLink Midstream LLC
245,000	5.625%, 01/15/2028(b)	259,564
	EnLink Midstream Partners L.P.
345,000	4.150%, 06/01/2025	361,764
	Global Partners L.P. / GLP Finance Corp.
50,000	7.000%, 08/01/2027	53,100
25,000	6.875%, 01/15/2029	26,863
	Harvest Midstream I L.P.
500,000	7.500%, 09/01/2028(b)	544,000
	ITT Holdings LLC
200,000	6.500%, 08/01/2029(b)(f)	204,572
	Midwest Connector Capital Co. LLC
79,000	4.625%, 04/01/2029(b)	84,107
	Northriver Midstream Finance L.P.
125,000	5.625%, 02/15/2026(b)	130,052
	NuStar Logistics L.P.
100,000	6.375%, 10/01/2030	110,765
	Occidental Petroleum Corp.
405,000	2.900%, 08/15/2024	414,619
285,000	5.500%, 12/01/2025	315,583
100,000	7.875%, 09/15/2031	128,799
	Ovintiv Exploration, Inc.
210,000	5.625%, 07/01/2024	233,955

		4,490,193

Financial: 16.9%
	Aegon N.V.
500,000	5.500%, 04/11/2048(e) 6 mo. USD LIBOR + 3.540%	568,249
	Alliance Data Systems Corp.
375,000	4.750%, 12/15/2024(b)	386,062
	American Equity Investment Life Holding Co.
25,000	5.000%, 06/15/2027	28,319
	AmWINS Group, Inc.
100,000	7.750%, 07/01/2026(b)	106,265
	Apollo Management Holdings L.P.
700,000	4.950%, 01/14/2050(b)(e) 5 year CMT + 3.266%	728,000
	Ascot Group Ltd.
330,000	4.250%, 12/15/2030(b)	348,417
	Avolon Holdings Funding Ltd.
205,000	5.500%, 01/15/2026(b)	232,569
	AXIS Specialty Finance LLC
400,000	4.900%, 01/15/2040(e) 5 year CMT + 3.186%	424,660

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Bank of New York Mellon Corp. (The)
$ 30,000	4.700%, 09/20/2025(a)(e) 5 year CMT + 4.358%	$32,813
	Brazilian Merchant Voucher Receivables Ltd.
200,000	4.180%, 04/07/2028	213,310
	Business Development Corp. of America
375,000	4.750%, 12/30/2022(b)	389,918
225,000	4.850%, 12/15/2024(b)	239,262
	Charles Schwab Corp. (The)
59,000	5.375%, 06/01/2025(a)(e) 5 year CMT + 4.971%	65,360
100,000	4.000%, 12/01/2030(a)(e) 10 year CMT + 3.079%	102,425
	CION Investment Corp.
230,000	4.500%, 02/11/2026	231,578
	Citigroup, Inc.
100,000	4.000%, 12/10/2025(a)(e) 5 year CMT + 3.597%	103,350
150,000	3.875%, 02/18/2026(a)(e) 5 year CMT + 3.417%	153,563
	Credit Acceptance Corp.
535,000	6.625%, 03/15/2026	563,756
	Cushman & Wakefield US Borrower LLC
135,000	6.750%, 05/15/2028(b)	145,949
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Fin
710,000	3.875%, 02/15/2026(b)	737,310
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(e) 5 year CMT + 5.468%	212,500
	Equitable Holdings, Inc.
150,000	4.950%, 09/15/2025(a)(e) 5 year CMT + 4.736%	163,500
	Fairfax India Holdings Corp.
320,000	5.000%, 02/26/2028(b)	318,902
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(e) 5 year CMT + 6.323%	642,559
	Gladstone Capital Corp.
545,000	5.125%, 01/31/2026	575,656
	Global Atlantic Fin Co.
100,000	4.700%, 10/15/2051(b)(e)(f) 5 year CMT + 3.796%	100,420
	GLP Capital L.P. / GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	58,375
140,000	4.000%, 01/15/2031(h)	151,024
	Home Point Capital, Inc.
200,000	5.000%, 02/01/2026(b)(h)	186,777
	Host Hotels & Resorts L.P.
150,000	3.500%, 09/15/2030(h)	157,741
	Hunt Cos., Inc.
100,000	5.250%, 04/15/2029(b)	97,312
	Iron Mountain, Inc.
25,000	4.500%, 02/15/2031(b)	25,344
150,000	5.625%, 07/15/2032(b)	161,110
	Kennedy-Wilson, Inc.
100,000	5.000%, 03/01/2031	103,000

Principal Amount^		Value

Financial (continued)
	Kuvare US Holdings, Inc.
$ 100,000	7.000%, 02/17/2051(b)(e) 5 year CMT + 6.541%	$103,629
	Liberty Mutual Group, Inc.
220,000	4.300%, 02/01/2061(b)	201,668
	LPL Holdings, Inc.
150,000	4.000%, 03/15/2029(b)	151,165
	Markel Corp.
210,000	6.000%, 06/01/2025(a)(e) 5 year CMT + 5.662%	234,937
	MetLife, Inc.
70,000	3.850%, 09/15/2025(a)(e) 5 year CMT + 3.576%	73,574
	Nationwide Mutual Insurance Co.
130,000	4.350%, 04/30/2050(b)(h)	146,067
	NFP Corp.
70,000	6.875%, 08/15/2028(b)	73,901
	OFS Capital Corp.
620,000	4.750%, 02/10/2026	633,987
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(b)	73,000
	OneMain Finance Corp.
100,000	4.000%, 09/15/2030	99,093
	Owl Rock Technology Finance Corp.
475,000	6.750%, 06/30/2025(b)	549,393
	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
440,000	6.375%, 12/15/2022(b)	444,847
	PartnerRe Finance B LLC
615,000	4.500%, 10/01/2050(e) 5 year CMT + 3.815%	644,212
	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
150,000	3.875%, 03/01/2031(b)	150,497
	Scentre Group Trust
610,000	5.125%, 09/24/2080(b)(e) 5 year CMT + 4.685%	651,175
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(b)	721,255
	Stellus Capital Investment Corp.
425,000	4.875%, 03/30/2026	439,086
	Strategic Credit Opportunities Partners LLC
345,000	4.250%, 04/01/2026	352,630
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	549,017
	United Wholesale Mortgage LLC
100,000	5.500%, 11/15/2025(b)	103,847
100,000	5.500%, 04/15/2029(b)	100,114
	Wells Fargo & Co.
100,000	3.900%, 03/15/2026(a)(e) 5 year CMT + 3.453%	103,593
	Wilton RE Ltd.
250,000	6.000%, 10/22/2030(a)(b)(e) 5 year CMT + 5.266%	270,647

		15,626,689

Industrial: 2.2%
	Arcosa, Inc.
100,000	4.375%, 04/15/2029(b)	101,950
	Atkore, Inc.
100,000	4.250%, 06/01/2031(b)	101,409

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Boeing Co. (The)
$ 200,000	5.150%, 05/01/2030(h)	$237,248
100,000	5.705%, 05/01/2040(h)	129,080
100,000	5.805%, 05/01/2050(h)	134,978
	Cleaver-Brooks, Inc.
100,000	7.875%, 03/01/2023(b)	99,208
	Flowserve Corp.
60,000	3.500%, 10/01/2030	63,426
	GrafTech Finance, Inc.
125,000	4.625%, 12/15/2028(b)(h)	128,712
	Great Lakes Dredge & Dock Corp.
100,000	5.250%, 06/01/2029(b)	103,290
	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
50,000	7.375%, 12/15/2023(b)	51,300
	Harsco Corp.
125,000	5.750%, 07/31/2027(b)	131,817
	Intertape Polymer Group, Inc.
100,000	4.375%, 06/15/2029(b)	101,630
	James Hardie International Finance DAC
250,000	5.000%, 01/15/2028(b)	265,625
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(b)	51,994
	New Enterprise Stone & Lime Co., Inc.
75,000	9.750%, 07/15/2028(b)	84,319
	PowerTeam Services LLC
110,000	9.033%, 12/04/2025(b)	121,137
	Standard Industries, Inc.
50,000	4.375%, 07/15/2030(b)	51,710
25,000	3.375%, 01/15/2031(b)	23,964
	TopBuild Corp.
50,000	3.625%, 03/15/2029(b)	49,570

		2,032,367

Technology: 1.0%
	AMS AG
265,000	7.000%, 07/31/2025(b)	286,419
	Boxer Parent Co., Inc.
50,000	7.125%, 10/02/2025(b)	53,635
	Brunello Bidco SpA
100,000 (EUR)	3.750%, 02/15/2028(b)(c) 3 mo. EURIBOR + 3.750%	118,704
	BY Crown Parent LLC / BY Bond Finance, Inc.
30,000	4.250%, 01/31/2026(b)	31,485
	CDK Global, Inc.
50,000	5.250%, 05/15/2029(b)	54,699
	NCR Corp.
50,000	8.125%, 04/15/2025(b)	54,775
100,000	5.250%, 10/01/2030(b)	103,878
	Playtika Holding Corp.
100,000	4.250%, 03/15/2029(b)	100,131
	Twilio, Inc.
100,000	3.875%, 03/15/2031	102,750

		906,476

Utilities: 1.5%
	Clearway Energy Operating LLC
100,000	3.750%, 02/15/2031(b)	99,635

Principal Amount^		Value

Utilities (continued)
	Edison International
$ 700,000	5.375%, 03/15/2026(a)(e) 5 year CMT + 4.698%	$706,860
	Terraform Global Operating LLC
25,000	6.125%, 03/01/2026(b)	25,864
	Vistra Operations Co. LLC
535,000	5.000%, 07/31/2027(b)	549,044

		1,381,403

TOTAL CORPORATE BONDS (Cost $31,727,413)		33,136,186

GOVERNMENT SECURITIES & AGENCY ISSUE: 17.9%
	United States Treasury Note
1,900,000	2.750%, 09/15/2021	1,910,592
2,600,000	2.625%, 12/15/2021	2,630,427
1,900,000	2.375%, 03/15/2022	1,930,795
2,500,000	1.750%, 06/15/2022(i)	2,539,476
2,000,000	1.500%, 09/15/2022(i)	2,033,281
2,200,000	1.625%, 12/15/2022(i)	2,247,008
2,200,000	0.500%, 03/15/2023(i)	2,211,387
1,000,000	0.250%, 06/15/2023	1,000,254

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $16,390,461)		16,503,220

MORTGAGE-BACKED SECURITIES: 11.2%
	ACRE Commercial Mortgage Ltd.
250,000	Series 2021-FL4-D 2.683%, 12/18/2037(b)(c) 1 mo. USD LIBOR + 2.600%	248,755
	Alternative Loan Trust
157,615	Series 2007-OA4-A1 0.262%, 05/25/2047(c) 1 mo. USD LIBOR + 0.170%	149,918
162,851	Series 2007-OA7-A1A 0.272%, 05/25/2047(c) 1 mo. USD LIBOR + 0.180%	155,762
	BX Commercial Mortgage Trust
226,316	Series 2019-XL-F 2.073%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.000%	226,819
226,316	Series 2019-XL-G 2.373%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.300%	226,797
	BXMT Ltd.
250,000	Series 2020-FL2-D 2.075%, 02/15/2038(b)(c) 1 mo. USD LIBOR + 1.950%	250,313
100,000	Series 2020-FL3-D 2.925%, 03/15/2037(b)(c) 1 mo. USD LIBOR + 2.800%	100,853
	CD Mortgage Trust
1,007,374	Series 2017-CD4-XA 1.439%, 05/10/2050(e)(j)	52,443
	CGMS Commercial Mortgage Trust
260,000	Series 2017-MDRC-E 3.473%, 07/15/2030(b)(c) 1 mo. USD LIBOR + 3.400%	242,072

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage-Backed Trust
$ 480,000	Series 2018-SITE-C 4.941%, 04/15/2036(b)(e)	$475,659
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,810,120	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(e)(j)	189,179
4,490,061	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(e)(j)	258,624
	GPMT Ltd.
200,000	Series 2018-FL1-C 2.243%, 11/19/2035(b)(c) 1 mo. USD LIBOR + 2.150%	199,199
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 2.573%, 12/15/2036(b)(c) 1 mo. USD LIBOR + 2.500%	243,640
250,000	Series 2020-UPTN-E 3.354%, 02/10/2037(b)(e)	251,375
	HarborView Mortgage Loan Trust
274,514	Series 2006-12-2A2A 0.283%, 01/19/2038(c) 1 mo. USD LIBOR + 0.190%	264,240
	JP Morgan Chase Commercial Mortgage Securities Trust
1,759,012	Series 2016-JP2-XA 1.945%, 08/15/2049(e)(j)	127,879
	JPMDB Commercial Mortgage Securities Trust
204,228	Series 2017-C5-XA 1.095%, 03/15/2050(e)(j)	8,770
	Residential Accredit Loans, Inc. Trust
395,450	Series 2006-QO6-A1 0.452%, 06/25/2046(c) 1 mo. USD LIBOR + 0.360%	128,435
	Uniform Mortgage-Backed Securities
3,080,000	3.500%, 07/01/2051(k)	3,242,963
3,080,000	2.500%, 08/01/2051(k)	3,181,784
	Wells Fargo Commercial Mortgage Trust
938,014	Series 2016-BNK1-XA 1.867%, 08/15/2049(e)(j)	66,537

TOTAL MORTGAGE-BACKED SECURITIES (Cost $10,440,323)		10,292,016

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	5,406

TOTAL MUNICIPAL BOND (Cost $4,693)		5,406

Shares		Value

SHORT-TERM INVESTMENTS: 5.1%

MONEY MARKET FUND: 1.6%
$ 1,512,159	State Street Institutional Treasury Money Market Fund - Premier Class, 0.010%(l)	$1,512,159

TOTAL MONEY MARKET FUND (Cost $1,512,159)		1,512,159

Principal Amount^

REPURCHASE AGREEMENTS: 3.4%
$3,166,096	Fixed Income Clearing Corp. 0.000%, 6/30/2021, due 07/01/2021 [collateral: par value $3,237,700, U.S. Treasury Note, 0.125%, due 06/30/2023 value $3,229,491] (proceeds $3,166,096)	3,166,096

TREASURY BILLS: 0.1%
	United States Treasury Bill
50,000	0.049%, 02/24/2022(i)(m) (Cost $49,987)	49,984

TOTAL SHORT-TERM INVESTMENTS (Cost $4,728,242)		4,728,239

TOTAL PURCHASED OPTIONS (Premiums paid $37,074): 0.1%		86,202

TOTAL INVESTMENTS (Cost: $103,689,093): 114.2%		105,305,882

Liabilities in Excess of Other Assets: (14.2)%		(13,098,582)

NET ASSETS: 100.0%		$92,207,300

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Floating Interest Rate at June 30, 2021.
(d)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2021.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2021.
(f)	When issued security.

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2021 (Unaudited) (Continued)

(g)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)	All or a portion of the security has been pledged as collateral against open reverse repurchase agreements. As of June 30, 2021 , the market value of securities pledged amounted to $3,251,286.
(i)	Securities with an aggregate fair value of $7,060,806 have been pledged as collateral for options, total return swaps, interest rate swaps, and futures positions.
(j)	Interest Only security. Security with a notional or nominal principal amount.
(k)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(l)	The rate disclosed is the 7 day net yield as of June 30, 2021.
(m)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
EUR	Euro
GBP	British Pound
ILS	Israeli new Shekel
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At June 30, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Seaport Financing LLC, 0.000%, 10/31/2023	$100,000	$98,680	$(1,320)
Higginbotham Insurance Agency, Inc., 1.000%, 11/25/2026	21,965	21,800	(165)
MB2 Dental Solutions LLC, 1.000%, 01/29/2027	30,336	30,033	(303)
Southern Veterinary Partners LLC, 4.000%, 10/5/2027	12,121	12,193	72
Help At Home, Inc., 5.000%, 10/29/2027	10,000	10,047	47
Service Logic Acquisition, Inc., 2.000%, 10/29/2027	19,701	19,812	111
Venture Global Calcasieu Pass LLC, 5.000%, 10/29/2027	30,826	28,822	(2,004)
National Mentor Holdings, Inc., 3.750%, 03/2/2028	4,467	4,480	13
TricorBraun Holdings, Inc., 3.250%, 03/3/2028	17,750	17,644	(106)
SCP Eye Care Services LLC, 4.500%, 03/16/2028	14,773	14,791	18
DG Investment Intermediate Holdings 2, Inc., 3.750%, 03/31/2028	4,156	4,178	22
Imagefirst Holdings LLC, 0.000%, 04/26/2028	18,519	18,519	—
HighTower Holdings LLC, 0.000%, 04/30/2028	20,000	20,071	71
TOTAL		$301,070	$(3,544)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at June 30, 2021 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	$0.40	7/29/2022	9,000,000	$9,000,000	$48,098	$20,810	$27,288
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.61	7/29/2022	4,100,000	4,100,000	15,124	5,944	9,180
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.40	7/29/2022	4,300,000	4,300,000	22,980	10,320	12,660

Total Purchased Options						$86,202	$37,074	$49,128

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at June 30, 2021 (Unaudited)

Principal Amount		Value

MORTGAGE-BACKED SECURITIES: (7.0)%
	Uniform Mortgage-Backed Securities
$(3,080,000)	3.500%, 07/01/2051(k)	$(3,242,964)
	Uniform Mortgage-Backed Securities
(3,080,000)	3.500%, 08/01/2051(k)	(3,244,888)

TOTAL MORTGAGE-BACKED SECURITIES (Proceeds $6,506,466)		(6,487,852)

TOTAL SECURITIES SOLD SHORT (Proceeds $6,506,466)		$(6,487,852)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	109

PartnerSelect High Income Alternatives Fund

REVERSE REPURCHASE AGREEMENTS at June 30, 2021 (Unaudited)

Principal Amount		Value
$(123,659)	Bank of America N.A. 0.280%, trade date 5/4/2021, due 05/04/2022, repurchase amount $123,659	$(123,659)
(295,719)	Barclays Capiial Plc 0.400%, trade date 6/10/2021, due 06/10/2022, repurchase amount $295,719	(295,719)
(118,000)	Barclays Capital Plc 0.350%, trade date 3/5/2021, due 03/05/2022, repurchase amount $118,000	(118,000)
(106,519)	Barclays Capital Plc 0.290%, trade date 6/9/2021, due 06/09/2022, repurchase amount $106,519	(106,519)
(283,167)	BMO Capital Markets Corp. 0.450%, trade date 3/5/2021, due 03/05/2022, repurchase amount $283,167	(283,167)
(230,906)	BMO Capital Markets Corp. 0.450%, trade date 3/8/2021, due 03/08/2022, repurchase amount $230,906	(230,906)
(196,650)	BMO Capital Markets Corp. 0.450%, trade date 3/12/2021, due 03/12/2022, repurchase amount $196,650	(196,650)
(185,796)	BMO Capital Markets Corp. 0.450%, trade date 3/15/2021, due 03/15/2022, repurchase amount $185,796	(185,796)
(130,799)	BMO Capital Markets Corp. 0.350%, trade date 3/17/2021, due 03/17/2022, repurchase amount $130,799	(130,799)
(133,403)	BMO Capital Markets Corp. 0.450%, trade date 4/13/2021, due 04/13/2022, repurchase amount $133,403	(133,403)
(370,422)	BMO Capital Markets Corp. 0.450%, trade date 5/3/2021, due 05/03/2022, repurchase amount $370,422	(370,422)
(118,750)	BMO Capital Markets Corp. 0.300%, trade date 5/4/2021, due 05/04/2022, repurchase amount $118,750	(118,750)
(188,325)	BMO Capital Markets Corp. 0.450%, trade date 5/13/2021, due 05/13/2022, repurchase amount $188,325	(188,325)
(354,409)	BMO Capital Markets Corp. 0.450%, trade date 5/18/2021, due 05/18/2022, repurchase amount $354,409	(354,409)
(211,000)	JPMorgan Chase & Co. 0.300%, trade date 2/26/2021, due 02/26/2022, repurchase amount $211,000	(211,000)
(142,000)	JPMorgan Chase & Co. 0.300%, trade date 3/10/2021, due 03/10/2022, repurchase amount $142,000	(142,000)

TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $3,189,524)		$(3,189,524)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2021 (Unaudited)

At June 30, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2021	Fund Delivering	U.S. $ Value at June 30, 2021	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/31/2022	USD	$93,833	ILS	$97,401	$—	$(3,568)
Barclays Bank Plc	7/16/2021	USD	141,060	GBP	138,066	2,994	—
Citibank N.A.	7/1/2021	BRL	39,941	USD	38,193	1,748	—
	7/1/2021	BRL	39,942	USD	38,665	1,277	—
	7/1/2021	USD	40,445	BRL	39,941	504	—
	7/1/2021	USD	40,445	BRL	39,941	504	—
Goldman Sachs International	7/16/2021	USD	122,542	EUR	119,730	2,812	—
	7/30/2021	USD	198,957	EUR	203,094	—	(4,137)
	1/31/2022	ILS	112,012	USD	98,692	13,319	—
	1/31/2022	ILS	112,011	USD	99,610	12,401	—
	1/31/2022	USD	121,979	ILS	126,621	—	(4,642)
JPMorgan Chase Bank N.A.	7/1/2021	BRL	79,883	USD	80,890	—	(1,007)
	7/1/2021	USD	95,023	BRL	79,883	15,141	—
	7/30/2021	EUR	418,135	USD	399,948	18,187	—
	7/30/2021	USD	209,309	EUR	215,041	—	(5,732)

			$1,865,517		$1,815,716	$68,887	$(19,086)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2021 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts - Short
5YR U.S. Treasury Notes	(25)	$(2,500,000)	$(3,085,742)	9/30/2021	$6,981
10YR U.S. Treasury Notes	(12)	(1,200,000)	(1,590,000)	9/21/2021	(6,593)

Total Short					$388

Total Futures Contracts					$388

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	111

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2021 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$ 950,000	4/28/2031	3 Month LIBOR	1.583%	Quarterly	$(15,620)	$7,059	$(22,679)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
iShares iBoxx High Yield Corporate Bond ETF USD	7/19/2021	Goldman Sachs & Co.	Pays	1 Month USD LIBOR - 1.250%	$(463,591)	Monthly	$3,021	$—	$3,021

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2021 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$2,240.00	7/2/2021	(1)	$(231,055)	$(103)	$(3,719)	$3,616
Russell 2000 Index	UBS Securities LLC	2,230.00	7/9/2021	(1)	(231,055)	(517)	(4,349)	3,832
Russell 2000 Index	UBS Securities LLC	2,240.00	7/9/2021	(1)	(231,055)	(576)	(4,239)	3,663
Russell 2000 Index	UBS Securities LLC	2,260.00	7/9/2021	(1)	(231,055)	(791)	(3,329)	2,538
Russell 2000 Index	UBS Securities LLC	2,280.00	7/16/2021	(3)	(693,165)	(6,570)	(11,367)	4,797
Russell 2000 Index	UBS Securities LLC	2,250.00	7/23/2021	(2)	(462,110)	(4,336)	(5,228)	892
Russell 2000 Index	UBS Securities LLC	2,265.00	7/23/2021	(1)	(231,055)	(2,512)	(2,699)	187
Russell 2000 Index	UBS Securities LLC	2,255.00	7/30/2021	(2)	(462,110)	(6,020)	(6,078)	58
S&P 500 Index	UBS Securities LLC	4,110.00	7/9/2021	(1)	(429,750)	(224)	(3,679)	3,455
S&P 500 Index	UBS Securities LLC	4,125.00	7/9/2021	(5)	(2,148,750)	(1,265)	(17,555)	16,290
S&P 500 Index	UBS Securities LLC	4,130.00	7/9/2021	(1)	(429,750)	(260)	(2,719)	2,459
S&P 500 Index	UBS Securities LLC	4,130.00	7/16/2021	(8)	(3,438,000)	(7,072)	(27,411)	20,339
S&P 500 Index	UBS Securities LLC	4,140.00	7/16/2021	(1)	(429,750)	(900)	(3,249)	2,349
S&P 500 Index	UBS Securities LLC	4,135.00	7/23/2021	(6)	(2,578,500)	(9,468)	(22,046)	12,578
S&P 500 Index	UBS Securities LLC	4,145.00	7/23/2021	(2)	(859,500)	(3,516)	(6,398)	2,882
S&P 500 Index	UBS Securities LLC	4,160.00	7/23/2021	(1)	(429,750)	(1,785)	(2,899)	1,114
S&P 500 Index	UBS Securities LLC	4,160.00	7/30/2021	(1)	(429,750)	(2,614)	(3,799)	1,185
S&P 500 Index	UBS Securities LLC	4,170.00	7/30/2021	(5)	(2,148,750)	(13,555)	(17,645)	4,090
S&P 500 Index	UBS Securities LLC	4,175.00	7/30/2021	(2)	(859,500)	(5,748)	(6,758)	1,010
S&P 500 Index	UBS Securities LLC	4,180.00	7/30/2021	(1)	(429,750)	(2,905)	(3,209)	304
S&P 500 Index	UBS Securities LLC	4,180.00	8/6/2021	(1)	(429,750)	(4,078)	(3,869)	(209)
S&P 500 Index	UBS Securities LLC	4,190.00	8/6/2021	(2)	(859,500)	(7,340)	(7,598)	258

Total Written Options						$(82,155)	$(169,842)	$87,687

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period* (1/1/21 to 6/30/21)	Expenses Ratio During Period* (1/1/21 to 6/30/21)
PartnerSelect Equity Fund – Institutional Actual	$1,000.00	$1,166.00	$6.39	1.19%
PartnerSelect Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.90	$5.96	1.19%
PartnerSelect International Fund – Institutional Actual	$1,000.00	$1,086.60	$5.79	1.12%
PartnerSelect International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.25	$5.61	1.12%
PartnerSelect Oldfield International Value Fund – Institutional Actual	$1,000.00	$1,163.20	$5.04	0.94%
PartnerSelect Oldfield International Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.14	$4.71	0.94%
PartnerSelect SBH Focused Small Value Fund – Institutional Actual	$1,000.00	$1,163.70	$6.17	1.15%
PartnerSelect SBH Focused Small Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.10	$5.76	1.15%
PartnerSelect Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,041.20	$7.54	1.49%
PartnerSelect Alternative Strategies Fund – Investor Actual	$1,000.00	$1,040.60	$8.80	1.74%
PartnerSelect Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
PartnerSelect Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.17	$8.70	1.74%
PartnerSelect High Income Alternatives Fund – Institutional Actual	$1,000.00	$1,043.40	$4.97	0.98%
PartnerSelect High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.94	$4.91	0.98%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

Expense Examples	113

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2021 – (Unaudited)

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$157,847,246	$250,362,597	$20,896,470	$49,641,792
Repurchase agreements at cost	11,517,911	6,432,369	—	—

Total investments at cost	$169,365,157	$256,794,966	$20,896,470	$49,641,792

Investments in securities at value	$274,818,960	$333,153,500	$23,207,481	$60,934,810
Repurchase agreements at value	11,517,911	6,432,369	—	—

Total investments at value	$286,336,871	$339,585,869	$23,207,481	$60,934,810

Cash	6,971	—	1,317,440	3,301,503
Cash, denominated in foreign currency (cost of $323,852, $250,688, $259,523 and $0, respectively)	331,916	254,718	257,392	—
Receivables:
Securities sold	531,859	915,479	—	441,622
Dividends and interest	141,065	239,490	29,148	35,127
Foreign tax reclaims	26,732	1,090,947	25,776	—
Fund shares sold	14,373	203,901	329,782	141,117
Line of credit interest	1,216	3,003	—	—
Unrealized gain on forward foreign currency exchange contracts	—	34,635	—	—
Prepaid expenses	28,151	25,530	10,997	28,127

Total Assets	287,419,154	342,353,572	25,178,016	64,882,306

LIABILITIES:
Payables:
Advisory fees	227,739	255,730	1,208	26,709
Securities purchased	—	53,241	—	186,486
Fund shares redeemed	26,532	12,475	—	—
Foreign taxes withheld	—	14,082	—	—
Professional fees	12,200	14,936	9,053	17,661
Custodian for overdraft	—	54,189	—	—
Chief Compliance Officer fees	5,769	5,769	5,769	5,769
Accrued other expenses	311,496	532,720	14,929	80,791

Total Liabilities	583,736	943,142	30,959	317,416

NET ASSETS	$286,835,418	$341,410,430	$25,147,057	$64,564,890

Institutional Class:
Net Assets	$286,835,418	$341,410,430	$25,147,057	$64,564,890
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	13,213,473	17,338,461	2,039,077	4,364,096
Net asset value, offering price and redemption price per share	$21.71	$19.69	$12.33	$14.79

COMPONENTS OF NET ASSETS
Paid-in capital	$139,297,136	$312,145,961	$22,245,233	$53,225,243
Accumulated distributable earnings	147,538,282	29,264,469	2,901,824	11,339,647

Net assets	$286,835,418	$341,410,430	$25,147,057	$64,564,890

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2021 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
ASSETS:
Investments in securities at cost	$1,351,590,281	$100,522,997
Repurchase agreements at cost	92,615,598	3,166,096

Total investments at cost	$1,444,205,879	$103,689,093

Investments in securities at value	$1,444,355,819	$102,139,786
Repurchase agreements at value	92,615,598	3,166,096

Total investments at value	$1,536,971,417	$105,305,882

Cash	947,530	861,009
Cash, denominated in foreign currency (cost of $1,624,578 and $0, respectively)	1,515,200	—
Deposits at brokers for securities sold short	106,523,804	—
Deposits at brokers for futures	425,000	—
Deposits at brokers for written options	1,071,760	—
Deposits at brokers for swaps	9,617,500	46,000
Receivables:
Securities sold	3,667,568	10,283,269
Dividends and interest	8,863,820	767,918
Fund shares sold	5,739,467	192,172
Variation margin - Centrally Cleared Swaps	383,043	—
Foreign tax reclaims	237,120	54
Dividend and interest for swap resets	30,595	150
Net swap premiums paid	1,915,278	—
Unrealized gain on unfunded loan commitment	136	—
Unrealized gain on forward foreign currency exchange contracts	1,121,655	68,887
Unrealized gain on swaps	44,923	3,021
Prepaid expenses	71,057	80,078

Total Assets	1,679,146,873	117,608,440

LIABILITIES:
Written options (premium received, $49,490 and $169,842, respectively)	57,608	82,155
Securities sold short (proceeds, $103,885,715 and $6,506,466, respectively)	111,126,706	6,487,852
Reverse repurchase agreements (proceeds, $0 and $3,189,524, respectively)	—	3,189,524
Deposits received from brokers for futures	—	424
Deposits received from brokers for swaps	544,888	120,000
Payables:
Advisory fees	1,414,959	21,432
Securities purchased	17,352,835	14,189,694
Fund shares redeemed	4,255,261	874,316
Foreign taxes withheld	6,172	—
Professional fees	91,614	16,486
Distributions payable	363,563	605
Line of credit interest	1,873	389
Dividend and interest for swap resets	24,206	—
Variation margin - Centrally Cleared Swaps	—	8,060
Variation margin - Futures	216,460	4,391
Short dividend	49,627	10,000
Chief Compliance Officer fees	5,769	5,769
Unrealized loss on unfunded loan commitment	—	3,544
Unrealized loss on forward foreign currency exchange contracts	161,248	19,086
Unrealized loss on swaps	1,448,569	—
Distribution fees payable for investor class (see Note 4)	33,125	—
Accrued other expenses	2,127,273	367,413

Total Liabilities	139,281,756	25,401,140

NET ASSETS	$1,539,865,117	$92,207,300

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	115

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2021 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
Institutional Class:
Net Assets	$1,459,519,340	$92,207,300
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	118,062,125	8,817,252
Net asset value, offering price and redemption price per share	$12.36	$10.46

Investor Class:
Net Assets	$80,345,777	$—
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,485,274	—
Net asset value, offering price and redemption price per share	$12.39	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$1,422,171,605	$89,219,054
Accumulated distributable earnings	117,693,512	2,988,246

Net assets	$1,539,865,117	$92,207,300

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2021 – (Unaudited)

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $49,479, $410,784, $50,060 and $878, respectively)	$1,317,541	$3,118,404	$460,099	$249,178
Interest	—	5,217	—	—

Total income	1,317,541	3,123,621	460,099	249,178

Expenses
Advisory fees	1,503,718	1,861,393	63,769	295,278
Transfer agent fees	71,896	76,637	11,041	21,585
Fund accounting fees	50,068	38,423	1,191	1,871
Administration fees	27,212	32,584	321	5,951
Professional fees	23,849	29,034	9,052	9,452
Trustee fees	27,879	29,787	18,175	18,594
Custody fees	32,598	137,024	6,512	13,180
Reports to shareholders	25,046	27,620	5,951	14,949
Registration expense	15,205	15,555	1,200	10,569
Miscellaneous	8,257	11,115	—	—
Insurance expense	1,566	1,735	—	130
Dividend & interest expense	12,900	13,042	510	1,882
Chief Compliance Officer fees	5,769	5,769	5,769	5,769

Total expenses	1,805,963	2,279,718	123,491	399,210
Less: fees waived (see Note 3)	(183,592)	(383,007)	(37,859)	(59,640)

Net expenses	1,622,371	1,896,711	85,632	339,570

Net investment income (loss)	(304,830)	1,226,910	374,467	(90,392)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	25,937,984	21,705,947	205,067	3,415,985
Forward foreign currency exchange contracts	—	26,646	—	—
Foreign currency transactions	(8,470)	(4,673)	(9,448)	—

Net realized gain (loss)	25,929,514	21,727,920	195,619	3,415,985

Net change in unrealized appreciation/depreciation on:
Investments	15,965,278	4,927,203	1,767,775	4,189,476
Forward foreign currency exchange contracts	—	38,450	—	—
Foreign currency transactions	(11,563)	(44,212)	(3,407)	—

Net change in unrealized appreciation/depreciation	15,953,715	4,921,441	1,764,368	4,189,476

Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	41,883,229	26,649,361	1,959,987	7,605,461

Net increase in net assets resulting from operations	$41,578,399	$27,876,271	$2,334,454	$7,515,069

The accompanying notes are an integral part of these financial statements.

Statements of Operations	117

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2021 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $89,031 and $0, respectively)	$3,591,249	$61,733
Interest (net of interest taxes withheld of $4,042 and $0, respectively)	28,081,970	1,893,565

Total income	31,673,219	1,955,298

Expenses
Advisory fees	10,509,406	424,281
Transfer agent fees	416,831	28,615
Fund accounting fees	114,620	62,042
Administration fees	167,313	16,685
Professional fees	168,693	22,992
Trustee fees	64,340	22,447
Custody fees	455,917	83,423
Reports to shareholders	68,231	5,644
Registration expense	37,419	17,604
Miscellaneous	36,734	1,013
Insurance expense	45,500	762
Dividend & interest expense	1,183,534	3,572
Chief Compliance Officer fees	5,769	5,769
Distribution fees for investor class (see Note 4)	95,720	—

Total expenses	13,370,027	694,849
Less: fees waived (see Note 3)	(2,091,430)	(256,693)

Net expenses	11,278,597	438,156

Net investment income	20,394,622	1,517,142

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	59,199,446	1,815,415
Purchased options	(944,910)	67,857
Short sales	(6,339,906)	—
Written options	141,103	1,425,752
Forward foreign currency exchange contracts	(1,104,900)	65,494
Foreign currency transactions	(256,280)	1,213
Futures	1,410,250	66,878
Swap contracts	(11,934,160)	71,373

Net realized gain (loss)	40,170,643	3,513,982

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(792,428)	(1,084,146)
Purchased options	60,771	(23,945)
Unfunded loan commitment	24,856	(148)
Short sales	(4,082,713)	18,614
Written options	(37,939)	(31,516)
Forward foreign currency exchange contracts	1,865,617	(60,147)
Foreign currency transactions	120,545	(26)
Futures	(1,004,164)	9,017
Swap contracts	3,855,610	(59,637)

Net change in unrealized appreciation/depreciation	10,155	(1,231,934)

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitments, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	40,180,798	2,282,048

Net increase in net assets resulting from operations	$60,575,420	$3,799,190

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2021#	Year Ended December 31, 2020	Six Months Ended June 30, 2021#	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(304,830)	$(690,911)	$1,226,910	$1,469,510
Net realized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	25,929,514	32,667,701	21,727,920	(33,726,521)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	15,953,715	5,265,042	4,921,441	32,830,038

Net increase in net assets resulting from operations	41,578,399	37,241,832	27,876,271	573,027

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(29,711,282)	—	(7,295,729)

Total distributions	—	(29,711,282)	—	(7,295,729)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	1,411,555	4,342,427	5,534,662	23,448,312
Reinvested distributions
Institutional Class	—	28,753,611	—	4,244,294
Payment for shares redeemed
Institutional Class	(11,081,405)	(71,998,491)	(18,743,239)	(95,697,703)

Net decrease in net assets from capital share transactions	(9,669,850)	(38,902,453)	(13,208,577)	(68,005,097)

Total increase (decrease) in net assets	31,908,549	(31,371,903)	14,667,694	(74,727,799)
NET ASSETS:
Beginning of period	254,926,869	286,298,772	326,742,736	401,470,535

End of period	$286,835,418	$254,926,869	$341,410,430	$326,742,736

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	69,703	292,086	286,727	1,855,447
Reinvested distributions	—	1,568,664	—	241,153
Redeemed	(545,723)	(4,490,047)	(975,475)	(6,811,942)

Net decrease from capital share transactions	(476,020)	(2,629,297)	(688,748)	(4,715,342)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	119

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Oldfield International Value Fund***		SBH Focused Small Value Fund**
	Six Months Ended June 30, 2021#	Period Ended December 31, 2020	Six Months Ended June 30, 2021#	Period Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$374,467	$(7,615)	$(90,392)	$20,944
Net realized gain (loss) on investments and foreign currency transactions	195,619	31,785	3,415,985	(23,593)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,764,368	543,200	4,189,476	6,464,388

Net increase in net assets resulting from operations	2,334,454	567,370	7,515,069	6,461,739

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	11,753,012	10,652,438	24,230,925	13,132,534
Institutional Class - proceeds in connection with merger (see Note 11)	—	—	—	18,571,890
Payment for shares redeemed
Institutional Class	(145,245)	(14,972)	(3,992,209)	(1,355,058)

Net increase in net assets from capital share transactions	11,607,767	10,637,466	20,238,716	30,349,366

Total increase in net assets	13,942,221	11,204,836	27,753,785	36,811,105
NET ASSETS:
Beginning of period	11,204,836	—	36,811,105	—

End of period	$25,147,057	$11,204,836	$64,564,890	$36,811,105

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	994,266	1,058,816	1,742,818	1,263,636
Sold - shares in connection with mergers (see Note 11)	—	—	—	1,747,071
Redeemed	(12,587)	(1,418)	(275,391)	(114,038)

Net increase from capital share transactions	981,679	1,057,398	1,467,427	2,896,669

Investor Class:

**	Commenced operations on July 31, 2020.
***	Commenced operations on November 30, 2020.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
	Six Months Ended June 30, 2021#	Year Ended December 31, 2020	Six Months Ended June 30, 2021#	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$20,394,622	$40,422,222	$1,517,142	$3,277,705
Net realized gain (loss) on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	40,170,643	26,455,025	3,513,982	(2,246,920)
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitments, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	10,155	(3,172,168)	(1,231,934)	2,279,573

Net increase in net assets resulting from operations	60,575,420	63,705,079	3,799,190	3,310,358

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(19,129,768)	(46,676,235)	(1,660,368)	(3,324,749)
Investor Class	(936,045)	(2,536,290)	—	(35,081)

Total distributions	(20,065,813)	(49,212,525)	(1,660,368)	(3,359,830)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	178,882,407	351,214,074	11,421,783	19,005,527
Institutional Class - converted from Investor Class[1]	—	—	—	810,031
Investor Class	12,356,980	28,022,624	—	161,427 [1]
Reinvested distributions
Institutional Class	18,446,745	45,242,271	1,657,575	3,317,733
Investor Class	930,882	2,524,113	—	35,081 [1]
Payment for shares redeemed
Institutional Class	(193,383,628)	(720,430,965)	(10,878,306)	(29,073,348)
Investor Class	(9,165,079)	(98,094,922)	—	(762,442)[1]
Investor Class - converted to Institutional Class[1]	—	—	—	(810,031)

Net increase (decrease) in net assets from capital share transactions	8,068,307	(391,522,805)	2,201,052	(7,316,022)

Total increase (decrease) in net assets	48,577,914	(377,030,251)	4,339,874	(7,365,494)
NET ASSETS:
Beginning of period	1,491,287,203	1,868,317,454	87,867,426	95,232,920

End of period	$1,539,865,117	$1,491,287,203	$92,207,300	$87,867,426

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	14,518,012	30,794,657	1,099,240	1,976,932
Sold - shares converted from Investor Class[1]	—	—	—	79,337
Reinvested distributions	1,499,933	4,028,911	159,715	346,829
Redeemed	(15,720,677)	(64,465,851)	(1,046,460)	(3,124,337)

Net increase (decrease) from capital share transactions	297,268	(29,642,283)	212,495	(721,239)

Investor Class:[1]
Sold	1,000,259	2,464,700	—	16,697
Reinvested distributions	75,533	226,045	—	3,668
Redeemed	(743,285)	(8,836,358)	—	(80,233)
Redeemed - shares converted to Institutional Class[1]	—	—	—	(79,259)

Net increase (decrease) from capital share transactions	332,507	(6,145,613)	—	(139,127)

#	Unaudited.
[1]	Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	121

PartnerSelect Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.62		$17.54	$15.02	$19.10	$17.02	$16.08

Income from investment operations:
Net investment income (loss)[1]	(0.02)		(0.05)	0.08 [2]	(0.01)	(0.01)	0.13

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.11		3.45	4.03	(1.90)	3.61	1.81

Total income (loss) from investment operations	3.09		3.40	4.11	(1.91)	3.60	1.94

Less distributions:
From net investment income	—		—	(0.08)	—	—	(0.14)

From net realized gains	—		(2.32)	(1.51)	(2.17)	(1.52)	(0.86)

Total distributions	—		(2.32)	(1.59)	(2.17)	(1.52)	(1.00)

Net asset value, end of period	$21.71		$18.62	$17.54	$15.02	$19.10	$17.02

Total return	16.60	%+	19.52%	27.55%	(9.91)%	21.15%	11.98%

Ratios/supplemental data:
Net assets, end of period (millions)	$286.8		$254.9	$286.3	$259.8	$339.5	$313.5

Ratios of total expenses to average net assets:
Before fees waived	1.32	%*,5	1.35%[5]	1.35%[4]	1.29%[3]	1.27%[3]	1.27%[3]

After fees waived	1.19	%*,5,6	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]	1.15%[3,6]	1.17%[3,6]

Ratio of net investment income (loss) to average net assets	(0.22	)%*,5	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]	0.78%[3]

Portfolio turnover rate	13.96	%+	56.91%	25.02%[7]	41.68%[7]	33.49%[7]	26.98%[7]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

PartnerSelect International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.12		$17.65	$13.94	$17.73	$14.77	$16.13

Income from investment operations:
Net investment income[1]	0.07		0.07	0.27 [4]	0.30 [3]	0.20 [2]	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.50		0.80	3.97	(3.99)	3.28	(0.98)

Total income (loss) from investment operations	1.57		0.87	4.24	(3.69)	3.48	(0.75)

Less distributions:
From net investment income	—		(0.40)	(0.53)	(0.10)	(0.52)	(0.61)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.40)	(0.53)	(0.10)	(0.52)	(0.61)

Net asset value, end of period	$19.69		$18.12	$17.65	$13.94	$17.73	$14.77

Total return	8.66	%+	5.02%	30.45%	(20.80)%	23.61%	(4.61)%

Ratios/supplemental data:
Net assets, end of period (millions)	$341.4		$326.7	$401.5	$368.6	$681.1	$621.3

Ratios of total expenses to average net assets:
Before fees waived	1.35	%*,5	1.39%[5]	1.36%[5]	1.33%[5]	1.26%[6]	1.28%[5]

After fees waived	1.12	%*,5,7	1.15%[5,7]	1.12%[5,7]	1.09%[5,7]	0.98%[6,7]	1.00%[5,7]

Ratio of net investment income to average net assets	0.73	%*,5	0.49%[5]	1.65%[4,5]	1.74%[3,5]	1.18%[2,6]	1.51%[5]

Portfolio turnover rate	23.98	%+	59.61%	45.48%[8]	35.15%[8]	41.90%[8]	43.84%[8]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes Interest & Dividend expense of 0.00% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	123

PartnerSelect Oldfield International Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Period Ended December 31, 2020**
Net asset value, beginning of period	$10.60		$10.00

Income from investment operations:
Net investment income (loss)[1]	0.24		(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.49		0.61

Total income from investment operations	1.73		0.60

Less distributions:
From net investment income	—		—

From net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$12.33		$10.60

Total return	16.32	%+	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$25.1		$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.36	%*,2	5.38	%*

After fees waived	0.94	%*,2,3	0.94	%*

Ratio of net investment income (loss) to average net assets	4.11	%*,2	(0.94	)%*

Portfolio turnover rate	9.04	%+	2.51	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.01% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

PartnerSelect SBH Focused Small Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Period Ended December 31, 2020**
Net asset value, beginning of period	$12.71		$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.02)		0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.10		2.70

Total income from investment operations	2.08		2.71

Less distributions:
From net investment income	—		—

From net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$14.79		$12.71

Total return	16.37	%+	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$64.6		$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.35	%*,2	2.11	%*

After fees waived	1.15	%*,2,3	1.15	%*

Ratio of net investment income (loss) to average net assets	(0.31	)%*,2	0.23	%*

Portfolio turnover rate	30.41	%+	27.18	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.01% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	125

PartnerSelect Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.03		$11.70	$11.08	$11.69	$11.45	$10.99

Income from investment operations:
Net investment income[1]	0.17		0.30	0.31 [2]	0.26	0.26	0.31

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.32		0.41	0.64	(0.51)	0.25	0.44

Total income (loss) from investment operations	0.49		0.71	0.95	(0.25)	0.51	0.75

Less distributions:
From net investment income	(0.16)		(0.38)	(0.33)	(0.36)	(0.27)	(0.29)

From net realized gains	—		—	—	—	—	—

Total distributions	(0.16)		(0.38)	(0.33)	(0.36)	(0.27)	(0.29)

Net asset value, end of period	$12.36		$12.03	$11.70	$11.08	$11.69	$11.45

Total return	4.12	%+	6.30%	8.52%	(2.08)%	4.51%	6.87%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,459.5		$1,417.1	$1,724.2	$1,663.7	$1,828.1	$1,368.9

Ratios of total expenses to average net assets:
Before fees waived	1.77	%*,8	1.75%[7]	1.63%[6]	1.63%[5]	1.75%[4]	1.83%[3]

After fees waived	1.49	%*,8,9	1.47%[7,9]	1.51%[6,9]	1.53%[5,9]	1.66%[4,9]	1.75%[3,9]

Ratio of net investment income to average net assets	2.73	%*,8	2.60%[7]	2.70%[2,6]	2.26%[5]	2.25%[4]	2.78%[3]

Portfolio turnover rate[10]	93.58	%+	193.98%	190.21%	197.04%	169.34%	142.24%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.28% of average net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes Interest & Dividend expense of 0.16% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.06		$11.71	$11.10	$11.70	$11.46	$11.00

Income from investment operations:
Net investment income[1]	0.15		0.27	0.28 [2]	0.23	0.23	0.28

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.33		0.42	0.63	(0.50)	0.25	0.44

Total income (loss) from investment operations	0.48		0.69	0.91	(0.27)	0.48	0.72

Less distributions:
From net investment income	(0.15)		(0.34)	(0.30)	(0.33)	(0.24)	(0.26)

From net realized gains	—		—	—	—	—	—

Total distributions	(0.15)		(0.34)	(0.30)	(0.33)	(0.24)	(0.26)

Net asset value, end of period	$12.39		$12.06	$11.71	$11.10	$11.70	$11.46

Total return	4.06	%+	6.06%	8.22%	(2.32)%	4.14%	6.67%

Ratios/supplemental data:
Net assets, end of period (millions)	$80.3		$74.2	$144.1	$175.3	$206.0	$179.8

Ratios of total expenses to average net assets:
Before fees waived	2.02	%*,8	1.99%[7]	1.88%[6]	1.88%[5]	2.00%[4]	2.08%[3]

After fees waived	1.74	%*,8,9	1.71%[7,9]	1.76%[6,9]	1.78%[5,9]	1.90%[4,9]	2.00%[3,9]

Ratio of net investment income to average net assets	2.48	%*,8	2.36%[7]	2.44%[2,6]	2.01%[5]	2.01%[4]	2.54%[3]

Portfolio turnover rate[10]	93.58	%+	193.98%	190.21%	197.04%	169.34%	142.24%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.28% of average net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes Interest & Dividend expense of 0.16% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	127

PartnerSelect High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2021#		Year Ended December 31,		Period Ended December 31, 2018**
			2020	2019
Net asset value, beginning of period	$10.21		$10.06	$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.17		0.37	0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	0.27		0.16	0.44	(0.38)

Total income (loss) from investment operations	0.44		0.53	0.80	(0.31)

Less distributions:
From net investment income	(0.17)		(0.37)	(0.33)	(0.06)

From net realized gains	(0.02)		(0.01)	(0.04)	—

Total distributions	(0.19)		(0.38)	(0.37)	(0.06)

Net asset value, end of period	$10.46		$10.21	$10.06	$9.63

Total return	4.34	%+	5.62%	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$92.2		$87.9	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.56	%*,4	1.72%[3]	1.39%[2]	1.34	%*

After fees waived	0.98	%*,4,5	1.00%[3,5]	0.98%[2,5]	0.98	%*,5

Ratio of net investment income to average net assets	3.40	%*,4	3.83%[3]	3.56%[2]	2.89	%*

Portfolio turnover rate	47.26	%+	87.63%	90.51%[6]	125.92	%+,6

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes Interest & Dividend expense of 0.02% of average net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of six separate series: PartnerSelect Equity Fund (formerly Litman Gregory Masters Equity Fund), PartnerSelect International Fund (formerly Litman Gregory Masters International Fund), PartnerSelect Oldfield International Value Fund (commenced operations on November 30, 2020), PartnerSelect SBH Focused Small Value Fund (commenced operations on July 31, 2020), PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund), and PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund) (each a “Fund” and collectively the “Funds”). Each Fund is diversified. PartnerSelect Smaller Companies Fund (formerly Litman Gregory Masters Smaller Companies Fund) was merged into PartnerSelect SBH Focused Small Value Fund at the close of business on October 15, 2020.

PartnerSelect Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class.

PartnerSelect International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class.

PartnerSelect Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

PartnerSelect SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

PartnerSelect Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

PartnerSelect High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Alternatives Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

B

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading

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on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments.

E

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the

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risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

F

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2021, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

G

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments. Cash received in exchange for securities transferred under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

H

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

I

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

J

Futures Contracts. The Alternative Strategies Fund and the High Income Alternatives Fund invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

K

Interest Rate Swaps. During the period ended June 30, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The

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payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

L

Credit Default Swaps. During the period ended June 30, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

M

Total Return Swaps. During the period ended June 30, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure—that is, both market and credit exposure—to the reference asset. The total return payer—often the owner of the reference obligation—gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

N

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the

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underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

O

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ

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from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

P

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2020, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the period ended June 30, 2021, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended June 30, 2021, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Q

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

R

Restricted Cash. At June 30, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s and the High Income Alternatives Fund’s Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

S

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2021, there were no restricted securities held in the Funds.

T

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid

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securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

U

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	—	—	—	—	0.70%	0.70%	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2021, the amount waived, contractual and voluntary, was $183,592, $383,007, $37,859, $59,640, $2,091,430, and $256,693 for Equity Fund, International Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98% of the average daily net assets. In addition, through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund and the SBH Focused Small Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94% and 1.15% of the average daily net assets, respectively. During the six months ended June 30, 2021, the amount waived contractually pursuant to an Expense Limitation Agreement was $186,060, $37,859, and $59,640 for the High Income Alternatives Fund, Oldfield International Value Fund, and SBH Focused Small Value Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $34,614 for the six months ended June 30, 2021 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases and sales of the Alternative Strategies Fund’s portfolio securities for the six months ended June 30, 2021. There was no commissions paid for these transactions.

During the six months ended June 30, 2021, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $62,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Class of the Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Class, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2021, the Alternative Strategies Fund’s Investor Class incurred $95,720 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2021, excluding short-term investments were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Equity Fund	$—	$36,636,923	$—	$60,677,034
International Fund	—	78,354,883	—	98,724,681
Oldfield International Value Fund	—	12,247,806	—	1,543,362
SBH Focused Small Value Fund	—	35,273,917	—	16,622,151
Alternative Strategies Fund	493,410,590	806,831,464	453,944,171	825,351,052
High Income Alternatives Fund	16,221,317	35,592,678	13,838,680	27,959,737

During the six months ended June 30, 2021, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such sales transactions were $674,111. Net realized gain (loss) for sales transactions was $34,792.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchased agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2021. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$270,172,421	$—	$—	$270,172,421
Preferred Stock	4,646,539	—	—	4,646,539

Total Equity	274,818,960	—	—	274,818,960

Short-Term Investments
Repurchase Agreements	—	11,517,911	—	11,517,911

Total Investments in Securities	$274,818,960	$11,517,911	$—	$286,336,871

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$8,941,613	$—	$—	$8,941,613
Austria	4,370,576	—	—	4,370,576
Belgium	2,761,534	—	—	2,761,534
Bermuda	4,472,541	—	—	4,472,541
Canada	6,314,066	—	—	6,314,066
China	9,528,587	—	—	9,528,587
Denmark	5,659,862	—	—	5,659,862
Finland	7,146,115	—	—	7,146,115
France	65,460,199	—	—	65,460,199
Germany	21,277,052	—	—	21,277,052
Ireland	6,901,417	—	—	6,901,417
Israel	10,933,008	—	—	10,933,008
Japan	39,701,564	—	—	39,701,564
Mexico	4,073,656	—	—	4,073,656
Netherlands	13,928,804	—	—	13,928,804
Norway	6,101,748	—	—	6,101,748
South Africa	6,513,201	—	—	6,513,201
South Korea	3,408,882	—	—	3,408,882
Spain	8,751,309	—	—	8,751,309
Sweden	25,690,784	—	—	25,690,784
Switzerland	26,216,825	—	—	26,216,825
United Kingdom	44,376,102	—	—	44,376,102

Total Equity	332,529,445	—	—	332,529,445

Fixed Income
Convertible Bonds
Switzerland	—	624,055	—	624,055

Total Fixed Income	—	624,055	—	624,055

Short-Term Investments
Repurchase Agreements	—	6,432,369	—	6,432,369

Total Short-Term Investments	—	6,432,369	—	6,432,369

Total Investments in Securities	$332,529,445	$7,056,424	$—	$339,585,869

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$34,635	$—	$34,635

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

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Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$1,124,902	$—	$—	$1,124,902
Finland	470,311	—	—	470,311
France	1,122,340	—	—	1,122,340
Germany	4,649,882	—	—	4,649,882
Italy	898,997	—	—	898,997
Japan	5,337,973	—	—	5,337,973
Netherlands	1,267,674	—	—	1,267,674
South Korea	1,487,009	—	—	1,487,009
Sweden	913,538	—	—	913,538
United Kingdom	5,260,109	—	—	5,260,109
Preferred Stock
Germany	674,746	—	—	674,746

Total Equity	23,207,481	—	—	23,207,481

Total Investments in Securities	$23,207,481	$—	$—	$23,207,481

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$60,934,810	$—	$—	$60,934,810

Total Equity	60,934,810	—	—	60,934,810

Total Investments in Securities	$60,934,810	$—	$—	$60,934,810

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$482,030,760	$14,127,033	$2,427,218	**	$498,585,011
Preferred Stocks	4,989,708	689,369	392,314	**	6,071,391
Limited Partnerships	—	—	2,099,068	**	2,099,068

Total Equity	487,020,468	14,816,402	4,918,600	**	506,755,470

Rights/Warrants	201,067	—	—		201,067
Fixed Income
Asset-Backed Securities	—	147,676,903	1,077,824	**	148,754,727
Bank Loans	—	30,039,936	4,243,166	**	34,283,102
Convertible Bonds	—	22,051,930	881,978	**	22,933,908
Corporate Bonds	201,000	420,195,984	—		420,396,984
Government Securities & Agency Issue	—	33,628,535	—		33,628,535
Mortgage-Backed Securities	—	235,366,591	473,390	(1)	235,839,981

Total Fixed Income	201,000	888,959,879	6,676,358	**	895,837,237

Short-Term Investments
Repurchase Agreements	—	92,615,598	—		92,615,598
Treasury Bills	—	41,172,369	—		41,172,369

Total Short-Term Investments	—	133,787,967	—		133,787,967

Purchased Options	389,676	—	—		389,676

Total Investments in Securities	$487,812,211	$1,037,564,248	$11,594,958	**	$1,536,971,417

Fixed Income
Unfunded Loan Commitments	—	25,136	—		25,136

Total Investments in Securities in Assets	$487,812,211	$1,037,589,384	$11,594,958	**	$1,536,996,553

Securities Sold Short
Common Stocks	(107,532,485)	—	—		(107,532,485)
Exchange-Traded Funds	(3,048,597)	—	—		(3,048,597)
Corporate Bonds	—	(545,624)	—		(545,624)

Total Securities Sold Short	(110,581,082)	(545,624)	—		(111,126,706)

Total Investments in Securities in Liabilities	$(110,581,082)	$(545,624)	$—		$(111,126,706)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$960,407	$—	$—		$960,407
Futures	(1,115,039)	—	—		(1,115,039)
Swaps - Credit Default	—	(1,006,866)	—		(1,006,866)
Swaps - Total Return	—	(1,154,359)	—		(1,154,359)
Written Options	(57,608)	—	—		(57,608)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund .

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There was $39,957 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 2 to Level 3 were to reflect a liquidity discount on an odd-lot position.

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High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$4,052	$—	$—		$4,052
Preferred Stocks	2,082,926	—	—		2,082,926
Closed-End Funds	439,076	—	—		439,076

Total Equity	2,526,054	—	—		2,526,054

Fixed Income
Asset-Backed Securities	—	15,863,051	141,860	**	16,004,911
Bank Loans	—	22,023,648	—		22,023,648
Corporate Bonds	—	32,922,876	213,310	**	33,136,186
Government Securities & Agency Issue	—	16,503,220	—		16,503,220
Mortgage-Backed Securities	—	10,292,016	—		10,292,016
Municipal Bond	—	5,406	—		5,406

Total Fixed Income	—	97,610,217	355,170	**	97,965,387

Short-Term Investments
Money Market Fund	1,512,159	—	—		1,512,159
Repurchase Agreements	—	3,166,096	—		3,166,096
Treasury Bills	—	49,984	—		49,984

Total Short-Term Investments	1,512,159	3,216,080	—		4,728,239

Purchased Options	—	86,202	—		86,202

Total Investments in Securities	$4,038,213	$100,912,499	$355,170	**	$105,305,882

Fixed Income
Unfunded Loan Commitments	—	301,070	—		301,070

Total Investments in Securities in Assets	$4,038,213	$101,213,569	$355,170	**	$105,606,952

Securities Sold Short
Mortgage-Backed Securities	—	(6,487,852)	—		(6,487,852)

Total Securities Sold Short	—	(6,487,852)	—		(6,487,852)

Reverse Repurchase Agreements	—	(3,189,524)	—		(3,189,524)

Total Investments in Securities in Liabilities	$—	$(9,677,376)	$—		$(9,677,376)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$49,801	$—	$—		$49,801
Futures	388	—	—		388
Swaps - Interest Rate	—	(22,679)	—		(22,679)
Swaps - Total Return	—	3,021	—		3,021
Written Options	(82,155)	—	—		(82,155)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Alternatives Fund .

There was $375,191 transferred from Level 2 to Level 3 in High Income Alternatives Fund. Securities transferred from Level 2 to Level 3 were due to the lack of available pricing from approved price source vendors.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 7 – Other Derivative Information

At June 30, 2021, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$34,635	Unrealized loss on forward foreign currency exchange contracts	$—

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$1,121,655	Unrealized loss on forward foreign currency exchange contracts	$(161,248)
Interest rate		Unrealized gain on futures contracts*	146,030	Unrealized loss on futures contracts*	(1,261,069)
Credit		Unrealized gain on swap contracts**	3,408,853	Unrealized loss on swap contracts**	(4,415,719)
Equity		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	(1,154,359)
		Investments in securities(1)	389,676	Written options	(57,608)

	Total		$5,066,214		$(7,050,003)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$68,887	Unrealized loss on forward foreign currency exchange contracts	$(19,086)
Interest rate		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(22,679)
		Unrealized gain on futures contracts*	6,981	Unrealized loss on futures contracts*	(6,593)
		Investments in securities(1)	86,202	Written options	—
Equity		Unrealized gain on swap contracts	3,021	Unrealized loss on swap contracts	—
		Investments in securities(1)	—	Written options	(82,155)

	Total		$165,091		$(130,513)

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

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For the six months ended June 30, 2021, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$26,646	$38,450	1,407,997	(a)

(a) Average	notional values are based on the average of monthly end contract values for the period ended June 30, 2021.

Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$(1,104,900)	$1,865,617	67,441,371	(a)
Interest rate		Future contracts	1,410,250	(1,004,164)	305,761,229	(b)
Credit		Swap contracts	(5,957,124)	3,435,467	940,341,667	(b)(c)
Equity		Swap contracts	(5,977,036)	420,143	148,832,090	(b)(c)
		Purchased option contracts	(944,910)	60,771	3,742	(d)
		Written option contracts	141,103	(37,939)	1,245	(d)

	Total		$(12,432,617)	$4,739,895

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2021.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2021.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end number of contracts for the period ended June 30, 2021.

High Income Alternatives Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$65,494	$(60,147)	2,481,812	(a)
Interest rate		Swap contracts	(68,634)	43,816	321,667	(b)(c)
		Future contracts	66,878	9,017	4,405,977	(b)
		Purchased option contracts	67,857	(23,945)	19,816,667	(b)
Credit		Swap contracts	59,788	(57,112)	386,667	(b)(c)
Equity		Swap contracts	80,219	(46,341)	30,981	(b)(c)
		Written option contracts	1,425,752	(31,516)	50	(d)

	Total		$1,697,354	$(166,228)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2021.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2021.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end number of contracts for the period ended June 30, 2021.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2021, Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $11,517,911, $6,432,369, $92,615,598, and $3,166,096, respectively, which are reflected as

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repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

For the period ended June 30, 2021, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 148 days. The average amount of borrowings was $2,105,848 and the average interest rate was 0.41% during the 148 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under Master Repurchase Agreements on a net basis as of June 30, 2021:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged(1)	Net Amount(2)
Bank of America N.A.	$(123,659)	$123,659	$—
Barclays Capital Plc	(520,238)	520,238	—
BMO Capital Markets Corp.	(2,192,627)	2,192,627	—
JPMorgan Chase & Co.	(353,000)	353,000	—

	$(3,189,524)	$3,189,524	$—

(1)	Collateral with a value of $3,251,286 has been pledged in connection with open reverse repurchase agreements

(2)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements as of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31- 90 Days	Greater than 90 Days	Total
Reverse Repurchase Agreements Corporate Bonds	$—	$—	$—	$(3,189,524)	$(3,189,524)
Gross amount of recognized liabilities for secured borrowing transactions					$(3,189,524)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2021:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$34,635	$34,635	$—	$—	$—	$—	$—	$34,635	$—	$34,635

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$31,923	$31,923	$—	$—	$(44,569)	$—	$(44,569)	$(12,646)	$—	$(12,646)
Barclays Bank Plc	—	—	—	9,549	9,549	—	(40,146)	—	—	(40,146)	(30,597)	—	(30,597)
Citigroup Global Markets, Inc.	—	146,030	—	—	146,030	(182,320)	—	—	—	(182,320)	(36,290)	—	(36,290)
Deutsche Bank AG	—	—	—	3,204	3,204	—	—	—	—	—	3,204	—	3,204
Goldman Sachs & Co.	—	—	—	830,637	830,637	—	—	(60,754)	—	(60,754)	769,883	—	769,883
HSBC Holdings Plc	—	—	—	9,577	9,577	—	—	—	—	—	9,577	—	9,577
JPMorgan Chase Bank N.A.	—	—	44,923	210,641	255,564	(1,078,749)	(1,408,423)	(55,925)	—	(2,543,097)	(2,287,533)	442,498	(1,845,035)
Morgan Stanley & Co.	389,676	—	—	26,124	415,800	—	—	—	(57,608)	(57,608)	358,192	—	358,192

Total	$389,676	$146,030	$44,923	$1,121,655	$1,702,284	$(1,261,069)	$(1,448,569)	$(161,248)	$(57,608)	$(2,928,494)	$(1,226,210)	$442,498	$(783,712)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$48,098	$—	$—	$—	$48,098	$—	$—	$(3,568)	$—	$(3,568)	$44,530	$(44,530)	$—
Barclays Bank Plc	—	—	—	2,994	2,994	—	—	—	—	—	2,994	—	2,994
Citibank N.A.	—	—	—	4,033	4,033	—	—	—	—	—	4,033	—	4,033
Goldman Sachs & Co.	—	6,981	3,021	—	10,002	(6,593)	—	—	—	(6,593)	3,409	—	3,409
Goldman Sachs International	15,124	—	—	28,532	43,656	—	—	(8,779)	—	(8,779)	34,877	—	34,877
JPMorgan Chase Bank N.A.	—	—	—	33,328	33,328	—	—	(6,739)	—	(6,739)	26,589	—	26,589
Morgan Stanley & Co.	22,980	—	—	—	22,980	—	—	—	—	—	22,980	(22,980)	—
UBS Securities LLC	—	—	—	—	—	—	—	—	(82,155)	(82,155)	(82,155)	—	(82,155)

Total	$86,202	$6,981	$3,021	$68,887	$165,091	$(6,593)	$—	$(19,086)	$(82,155)	$(107,834)	$57,257	$(67,510)	$(10,253)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Income Taxes and Distributions to Shareholders

As of December 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of Investments and derivatives	$166,050,513	$264,200,413	$9,986,960	$28,050,001
Gross Tax Unrealized Appreciation	101,778,699	74,049,290	592,069	6,737,883
Gross Tax Unrealized Depreciation	(1,794,621)	(9,230,474)	(48,833)	(109,689)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	99,984,078	64,818,816	543,236	6,628,194
Net Tax unrealized appreciation (depreciation) on foreign currency	20,042	72,745	(36)	—

Net Tax unrealized appreciation (depreciation)	100,004,120	64,891,561	543,200	6,628,194

Undistributed Ordinary Income	929,750	—	24,170	20,944

Undistributed Long-Term Capital Gains	5,026,013	—	—	—

Capital Loss Carry Forward	—	(63,478,502)	—	(2,824,560)

Late Year Ordinary Loss Deferral	—	(24,861)	—	—

Other Accumulated Gains	—	—	—	—

Total accumulated gains	$105,959,883	$1,388,198	$567,370	$3,824,578

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	Alternative Strategies Fund	High Income Alternatives Fund
Tax cost of Investments and derivatives	$1,284,295,072	$83,075,573
Gross Tax Unrealized Appreciation	148,321,094	4,436,312
Gross Tax Unrealized Depreciation	(75,122,346)	(1,584,104)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	73,198,748	2,852,208
Net Tax unrealized appreciation (depreciation) on foreign currency	(220,468)	—

Net Tax unrealized appreciation (depreciation)	72,978,280	2,852,208

Undistributed Ordinary Income	7,452,853	112,748

Undistributed Long-Term Capital Gains	—	—

Capital Loss Carry Forward	—	(2,112,136)

Late Year Ordinary Loss Deferral	—	—

Straddle Loss Deferral and Reversal	(3,209,899)	—

Other Accumulated Losses	(37,329)	(3,396)

Total accumulated gains	$77,183,905	$849,424

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, options contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, and constructive sales.

For the year or period ended December 31, 2020, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
Alternative Strategies Fund	$19,986,550
SBH Focused Small Value Fund	127,850

The capital loss carry forwards for each of the following Funds were as follows:

	International Fund	SBH Focused Small Value Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(40,538,284)	$(552,542)	$(317,499)
Perpetual Long-Term	(22,940,218)	(2,272,018)	(1,794,637)

Total	$(63,478,502)	$(2,824,560)	$(2,112,136)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended December 31, 2020, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund *	$(4,230,163)	$4,230,163
International Fund *	14,375	(14,375)
Oldfield International Value Fund *	—	—
SBH Focused Small Value Fund *	(3,276,315)	3,276,315
Alternative Strategies Fund *	1,717	(1,717)
High Income Alternatives Fund *	(3,422)	3,422

* The permanent differences primarily relate to merger adjustments, equalization adjustments, and tax treatment of partnerships.

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The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2021 and the year ended December 31, 2020 were as follows:

	Six Months Ended June 30, 2021		2020
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$2,151,524	$27,559,758
International Fund	—	—	7,295,729	—
Alternative Strategies Fund	20,065,813	—	49,212,525	—
High Income Alternatives Fund	1,461,601	198,767	3,267,722	92,108

The Funds did not have any unrecognized tax benefits at December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year or period ended December 31, 2020. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 9 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Oldfield International Value Fund, SBH Focus Small Value Fund and High Income Alternatives Fund (the “Five Funds”) expiring on April 29, 2022. Under this agreement, borrowing interest rate is equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate and (ii) Overnight Bank Funding Rate. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2021 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 21, 2022. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and one-month LIBOR plus a spread of 1.25% per annum.

Amounts outstanding to the Five Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2021, the interest expense was $2,567 for Equity Fund, and $1,418 for International Fund. For the six months ended June 30, 2021, there were no borrowings for the Oldfield International Value Fund, SBH Focused Small Value Fund, Alternative Strategies Fund, and High Income Alternatives Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2021 for the Equity Fund, and the International Fund. The average borrowing for the six months ended June 30, 2021 for the Equity Fund for the period the line was drawn was $11,600,000, at an average borrowing rate of 1.1381%. The average borrowing for the six months ended June 30, 2021 for the International Fund for the period the line was drawn was $4.500,000, at an average borrowing rate of 1.1346%. During the six months ended June 30, 2021, the maximum borrowing was $11,600,000, and $4,500,000 for the Equity Fund and International Fund, respectively.

Note 10 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and

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make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Consumer Staples Sector Risk. Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

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•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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•

European Investment Risk. Each of the International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU and entered into a transition period until December 31, 2020, during which the UK effectively remained in the EU from an economic perspective. The impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may

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carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

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Japanese Investment Risk. Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.

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Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

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LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

•

Materials Sector Risk. A Fund may invest a portion of its assets in the materials sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

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•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•

Models and Data Risk. The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

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Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in a Fund could be significant and prolonged.

•

Sector Weightings Risk. To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

TBAs and Dollar Rolls Risk. TBA (“to-be-announced”) and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 11 – Fund Reorganizations

As of the close of business on October 15, 2020, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Smaller Companies Fund were transferred to the SBH Focused Small Value Fund. The Board determined that the reorganizations were in the best interest of the Smaller Companies Fund’s shareholders, and did not dilute the interests of existing shareholders. Shareholders of the Smaller Companies Fund received 1.9834 Institutional Class shares of the SBH Focused Small Value Fund, which is equivalent in net asset value to the value of their shares of the Smaller Companies Fund. The reorganizations qualified as a tax-free reorganization to the PartnerSelect Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired fund. The assets received and shares issued by the SBH Focused Small Value Fund were recorded at fair value; however, the cost basis of the investments received from the Smaller Companies Fund were carried forward to align ongoing reporting of the SBH Focused Small Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date are included below:

Acquired Fund	Smaller Companies Fund
Net Assets	$18,571,890
Shares Outstanding	880,852
Net Asset Value	$21.08
Investments at fair value	$11,827,926
Unrealized appreciation/(depreciation)	$639,154
Undistributed net investment income (loss)	$0
Accumulated net realized gain (loss)	$(3,276,315)
Tax capital loss carryforward	$(2,952,410)

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Acquiring Fund	SBH Focused Small Value Fund
Net Assets immediately prior to merger	$11,292,432
Net Assets immediately after merger	$29,864,322
Fund Shares issued in exchange for acquired Fund	1,747,071
Exchange rate for shares issued	1.9834

Assuming the acquisitions had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the SBH Focused Small Value Fund’s pro forma results of operations for the period ended December 31, 2020, are as follows:

Acquiring Fund	SBH Focused Small Value Fund
Net investment income	$2,965
Net realized and unrealized gain on investments	2,482,589

Total increase from operations	$2,485,554

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Smaller Companies Fund that have been included in the SBH Focused Small Value Fund’s Statement of Operations since October 1, 2020.

Note 12 – New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.partnerselectfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2021, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of the PartnerSelect Alternative Strategies Fund (formerly known as the Litman Gregory Masters Alternative Strategies Fund) (the “Fund”) was held on October 15, 2019 and reconvened on November 5, 2019, December 5, 2019 and March 16, 2020.

The Meeting was held to consider and act on the following proposal (the “Proposal”): to approve the amendment of the Fund’s fundamental investment policies regarding commodities.

The number of shares outstanding on the record date (December 17, 2019), the number of shares represented at the Meeting, and the details of the voting with respect to the Proposal are given below. With respect to the Proposal, the required number of affirmative votes for approval was received.

Shares Outstanding	Shares Represented	Shares For	Shares Against	Shares Abstaining
158,524,161	80,582,895	77,766,703	314,817	2,501,376

A Special Meeting of Shareholders (the “Meeting”) of the PartnerSelect Equity Fund, the PartnerSelect International Fund, the PartnerSelect Oldfield International Value Fund, the PartnerSelect SBH Focused Small Value Fund, the PartnerSelect Alternative Strategies Fund and the PartnerSelect High Income Alternatives Fund (each, a “Fund”) was held on May 14, 2021 and reconvened on May 26, 2021.

The Meeting was held to consider and act on the following proposals (each a “Proposal”): (1) to approve an investment advisory agreement between Litman Gregory Funds Trust (the “Trust”), on behalf of the Funds, and Litman Gregory Fund Advisors, LLC (the “Advisor”); and (2) to elect five Trustees to the Board of Trustees of the Trust (the “Board”).

The number of shares outstanding on the record date (March 18, 2021), the number of shares represented at the Meeting, and the details of the voting with respect to each Proposal are given below. With respect to each Proposal, the required number of affirmative votes for approval was received. As discussed in more detail in this semi-annual report to shareholders for the period ended June 30, 2021, at a meeting held on February 18, 2021, subject to subsequent approval by shareholders, the Board, including the Independent Trustees, considered and approved a new investment advisory agreement between the Trust, on behalf the Funds, and the Advisor.

Proposal 1:
Fund	Shares Outstanding	Shares Represented	Shares For	Shares Against	Shares Abstaining
PartnerSelect Equity Fund	13,429,840	7,740,591	6,211,509	58,510	140,770
PartnerSelect International Fund	17,655,282	13,255,373	10,911,119	24,013	93,923
PartnerSelect Oldfield International Value Fund	1,628,464	1,183,297	1,087,558	0	149
PartnerSelect SBH Focused Small Value Fund	4,228,832	2,140,459	1,792,134	3,030	8,595
PartnerSelect Alternative Strategies Fund	121,297,524	72,486,120	49,098,220	135,028	273,820
PartnerSelect High Income Alternatives Fund	8,560,121	7,760,675	7,311,722	0	17,014

Proposal 2:
Trustee Nominee Name	Shares For	Shares Withheld
Julie Allecta	103,932,201	634,314
Thomas W. Bird	103,959,022	607,492
Jennifer M. Borggaard	103,935,192	631,322
Jonathan W. DePriest	103,882,670	683,844
Jeffrey K. Seeley	103,852,724	713,790

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Board Consideration of Advisory Agreements for the PartnerSelect Funds

At a meeting held on February 18, 2021, the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for a two-year term: (i) the Unified Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the PartnerSelect Equity Fund (the “Equity Fund”), the PartnerSelect International Fund (the “International Fund”), the PartnerSelect SBH Focused Small Value Fund (the “SBH Focused Small Value Fund”), the PartnerSelect Alternative Strategies Fund (the “Alternative Strategies Fund”), the PartnerSelect High Income Alternatives Fund (the “High Income Alternatives Fund”), and the PartnerSelect Oldfield International Value Fund (the “Oldfield International Value Fund”) (each of the Equity Fund, the International Fund, the SBH Focused Small Value Fund, the Alternative Strategies Fund, the High Income Alternatives Fund and the Oldfield International Value Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “New Sub-Advisory Agreements,” and collectively with the New Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, and Sands Capital Management, LLC with respect to the Equity Fund; (b) each of Evermore Global Advisors, LLC, Harris, Lazard Asset Management LLC, and Pictet Asset Management, Ltd. with respect to the International Fund; (c) Segall Bryant & Hamill, LLC with respect to the SBH Focused Small Value Fund; (d) each of DCI, LLC, DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P. and Water Island Capital, LLC with respect to the Alternative Strategies Fund; (e) each of Brown Brothers Harriman & Co., Guggenheim Partners Investment Management, LLC and Neuberger Berman Investment Advisers LLC with respect to the High Income Alternatives Fund; and (f) Oldfield Partners LLP with respect to the Oldfield International Value Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor through April 30, 2022 (the “Fee Waiver Agreement,” and collectively with the Advisory Agreements, the “Agreements”).

It was noted that the Board, including the Independent Trustees, met on February 10, 2021 and February 18, 2021 (collectively, the “Board Meeting”) to evaluate, among other matters, the proposed transaction between Litman Gregory Asset Management, LLC (“LGAM”), the parent company of the Advisor, and iM Global Partner US, LLC (“iMGPUS”), a wholly-owned subsidiary of iM Global Partner SAS (“iMGP”), whereby iMGPUS would purchase the membership interests of LGAM (the “Transaction”), as well as the Advisor, iMGPUS and iMGP, and to determine whether to approve the New Advisory Agreement in respect of each Fund, and to recommend approval to the Funds’ shareholders. The Transaction would constitute an “assignment,” within the meaning of the 1940 Act, of the Advisory Agreements, resulting in their automatic termination. In anticipation of the closing of the Transaction, the Board considered the continued retention of the Advisor and the Sub-Advisors.

It was noted that, at the Board Meeting and throughout the process of considering the Transaction, the Independent Trustees were assisted in their review, and were advised, by independent legal counsel and met with counsel in executive sessions separate from representatives of the Advisor.

In determining to approve the New Advisory Agreement, the Independent Trustees and the Board considered that they had renewed, with respect to each Fund other than the Oldfield International Value Fund, and approved, with respect to the Oldfield International Value Fund, the current advisory agreement (the “Current Advisory Agreement”), the terms of which are substantially identical to the New Advisory Agreement, at Board meetings held on December 4, 2020 and September 1, 2020, respectively (collectively, the “Prior 15(c) Meeting”). The Independent Trustees discussed the various reasons why they were comfortable continuing to rely on the information presented to them and the findings made by them at the Prior 15(c) Meeting, including that the information remains relevant and informative with respect to their deliberations at this Meeting.

Prior to the Meeting, the Independent Trustees requested certain detailed information from the Advisor and iMGPUS regarding the Transaction, the Funds and the New Advisory Agreement, and reviewed their responses thereto. The Board communicated with senior representatives of the Advisor, iMGPUS and iMGP regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders. In this regard, the Trustees spoke with representatives of the Advisor, iMGPUS and iMGP during the Meeting and, with respect to the Independent Trustees, in private sessions to discuss the anticipated effects of the Transaction.

The materials provided by the Advisor were extensive. In addition, the Board also received information about the Funds throughout the year, including with respect to the Prior 15(c) Meeting, which information included a wide variety of materials relating to the services provided by the Advisor and the applicable Sub-Advisors, including information relating to each Fund’s current investment objectives, investment results, portfolio composition, advisory fee and expense comparisons; information on the performance achieved by the Sub-Advisors for the Funds in comparison to that achieved for other accounts (including, if applicable, other mutual funds) managed by the Sub-Advisors; and financial and profitability information regarding the Advisor. Throughout the course of the year, the Board also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, the Advisor’s financial condition and profitability, compliance monitoring, and the personnel at the Advisor and the applicable Sub-Advisors providing investment management and administrative services to the Funds.

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The Advisor also provided information relating to the New Advisory Agreement, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, the expected management and operation of the Advisor after the Transaction, and the Advisor’s management and investment teams serving the Funds. In addition to the information furnished by the Advisor, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Advisory Agreement as well as considerations relevant to the Transaction.

During the Board Meeting, the representatives of the Advisor indicated their belief, based on discussions with iMGPUS, that the Transaction would not adversely affect (i) the continued operation of the Funds; or (ii) the capabilities of the senior personnel and investment advisory personnel of the Advisor who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Advisor recommended that the Board approve the New Advisory Agreement and that the Board recommend that shareholders approve the New Advisory Agreement.

At the Board Meeting, the Independent Trustees discussed the approval of the New Advisory Agreement with the Advisor’s representatives. The Independent Trustees were represented by independent legal counsel and met separately in an executive session with the independent legal counsel present. During the executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Advisor at the request of the independent legal counsel for the Independent Trustees. The information provided to the Board at the Board Meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Independent Trustees’ and the Board’s determinations. The Board and the Independent Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to approve the New Advisory Agreement. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

Nature, extent and quality of services. The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees discussed the high level of Sub-Advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Advisor’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor and LGAM, including the Interested Trustees, were also shareholders of the Funds.

The Independent Trustees then considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve potential conflicts of interest with each Fund. The Independent Trustees expressed appreciation for the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations. The Independent Trustees discussed the Advisor’s commitment to compliance at length in a private session with senior management of the Advisor. The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Advisor to the Funds under the Current Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

The Independent Trustees considered that the nature, extent and quality of the services provided to the Funds by the Advisor, including the personnel of the Advisor’s management and investment teams serving the Funds, were expected to remain unchanged after the change of control of the Advisor that would result from the completion of the Transaction.

Investment results. The Independent Trustees recalled their discussions during the Prior 15(c) Meeting and reviewed the recent and since inception performance of each Fund relative to its respective benchmark(s) and peer groups of funds. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within the various Funds. The Independent Trustees noted that, with the exception of the SBH Focused Small Value Fund and the Oldfield International Value Fund, which commenced operations on July 31, 2020 and November 30, 2020, respectively, they believed that it was appropriate to focus on longer term performance as opposed to short-term results and therefore focused their review of investment results on periods of one year or longer. The Independent Trustees focus on longer-term performance because it is the Advisor’s objective to hire Sub-Advisors who it believes can deliver strong market cycle returns when taking risk into account, noting that a full market cycle is usually three to five years, but can vary considerably. The Independent Trustees viewed the available short-term performance for the SBH Focused Small Value Fund and the Oldfield International Value Fund as satisfactory, but of limited value given the relatively recent commencement of operations of those Funds.

The Independent Trustees considered the investment results of each Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results

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and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. In assessing relative performance and fees and expenses, the Independent Trustees relied upon data assembled by Keil Fiduciary Strategies LLC (“KFS”), a third-party research provider (not affiliated with the Advisor), which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the Funds and expense comparisons to peer groups, as well as data provided by the Advisor.

Ultimately, the Independent Trustees concluded that the Advisor has a strong long-term record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the Sub-Advisors. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies and that the Advisor’s record in managing each Fund supported the conclusion that its continued management should benefit each Fund and its shareholders.

Advisory fees and total expenses. The Independent Trustees recalled their discussions during the Prior 15(c) Meeting and reviewed the advisory fees and total expenses of each Fund (each as a percentage of each Fund’s average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the KFS data. According to the KFS data, each Fund had relatively high advisory fees, but the Independent Trustees noted that the Advisor’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Independent Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Advisor. The Independent Trustees found that the total expenses for each of the Funds were in the higher range of their core style peers. However, when compared to manager-of-manager peers, the total expenses for each Fund were above, but generally closer to, the median. The Independent Trustees considered the manager-of-manager comparisons to be more apposite because they more closely reflected the structure of the Funds. Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the Funds. The Independent Trustees also considered that the advisory fees and total expenses of each Fund would not change as a result of the Transaction and the approval of the New Advisory Agreement.

The Advisor’s financial information. The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the projected financial condition of the Advisor after the change of control that would result from the completion of the Transaction. The Independent Trustees further considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s costs and profitability. The Independent Trustees first noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Independent Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds after the closing of the Transaction, and that the Advisor’s profits under the Current Advisory Agreement were in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

Economies of scale. The Independent Trustees also noted that the Advisor had taken steps to reduce expenses. The Independent Trustees considered the economies of scale the Funds have experienced and are experiencing and the Advisor’s commitment to regulate each Fund’s total expenses and ensure that the expenses of each Fund are fair and reasonable. The Independent Trustees concluded that the Advisor had taken steps to ensure that shareholders of the Funds benefit as the sizes of the Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost only basis.

Ancillary benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

Considerations specific to the Transaction. The Independent Trustees considered the expected impact of the Transaction on the Advisor and its ability to serve the Funds. The Independent Trustees noted that the Advisor is uniquely qualified to provide investment advisory and non-advisory management services to the Funds because of the experience, strength and depth of its management team, its years of experience in evaluating and recommending mutual funds, its reputation in the industry, and its long-term commitment to provide exceptional services to its clients, including the Funds. They also considered the expected benefits and costs to shareholders as a result of the Transaction, noting in particular that the New Advisory Agreement is substantially identical to the Current Advisory Agreement, that the

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advisory fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement, that the services to be provided by the Advisor pursuant to the New Advisory Agreement are expected to be provided with the same level of commitment, that the fee waivers and/or expense reimbursements the Advisor has agreed to with respect to any Fund would not change, that the continued retention of the Advisor would minimize the disruption of the Funds’ operations and would not cause the Trust to incur additional costs and expenses that are necessary if a new investment adviser were to be hired, and that no change in the Advisor’s management and investment teams serving the Trust is expected to result from the Transaction. The Independent Trustees also considered the Advisor’s relationships with the Sub-Advisors, the discounted sub-advisory fees the Advisor had negotiated for the Funds, the investments of LGAM principals and client accounts in the Funds, and the advisory fees voluntarily waived and not recouped by the Advisor. Based on the information provided by the Advisor, the Independent Trustees concluded that the Transaction is not likely to result in any diminution of the Advisor’s financial resources or its ability to continue to serve the Funds, or to otherwise destabilize the Advisor or its management or personnel. The Independent Trustees also received substantial information about iMGP, including information about its business and resources. Additionally, the Independent Trustees received a presentation from senior management at iMGP, at its February 18, 2021 meeting. The Independent Trustees discussed the anticipated benefits to the Funds and their shareholders resulting from the Transaction, including the potential for iMGP’s interest in LGAM and, indirectly, the Advisor, to provide additional resources that could benefit the Funds and their shareholders.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of the Advisor to provide investment advisory and non-advisory management services to the Funds would be in the best interests of each Fund. The Board did not identify any material factors that would weigh against approval of the New Advisory Agreement. The Board, and the Independent Trustees separately, then voted unanimously to approve the New Advisory Agreement, including the advisory fee rates proposed in the New Advisory Agreement, in respect of each Fund for a period not to exceed two years commencing immediately following Fund shareholder approval of the New Advisory Agreement, and to recommend to shareholders of each Fund that they approve the New Advisory Agreement. Additionally, the Independent Trustees, as well as the Board, concluded that the approval of the New Sub-Advisory Agreements and Fee Waiver Agreement would be in the best interests of each Fund and its shareholders.

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Board Consideration of Sub-Advisory Agreement for the PartnerSelect SBH Focused Small Value Fund

On April 30, 2021, CI Financial acquired Segall Bryant & Hamill, LLC (“SBH” or the “Sub-Advisor”) (the “Acquisition”). This Acquisition constituted an “assignment,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement (the “Current Sub-Advisory Agreement”) between Litman Gregory Fund Advisors, LLC (the “Advisor”) and SBH with respect to the PartnerSelect SBH Focused Small Value Fund (the “Fund”), resulting in the automatic termination of the Current Sub-Advisory Agreement.

In anticipation of the closing of the Acquisition, at a meeting held on March 5, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), following their review and consideration, approved for a two-year term a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and SBH with respect to the Fund.

Prior to the Meeting, the Independent Trustees requested certain detailed information from the Advisor regarding SBH and the Fund. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, and compliance and financial information. The Independent Trustees also took into account extensive information from SBH regarding its services provided to the Fund, which materials the Board reviewed at its December 4, 2020 meeting in connection with its consideration of the renewal of the Current Sub-Advisory Agreement. The Independent Trustees consulted with independent legal counsel, discussing, among other things, the legal standards and other considerations relevant to the Board’s deliberations.

Among other matters considered at the Meeting, the Independent Trustees took into account that SBH would remain the Sub-Advisor to the Fund and that the Acquisition was not expected to impact SBH’s management of the Fund and was not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders; SBH has no plans to change the investment process, investment team, traders, compliance, and operations groups that support the team in their efforts on behalf of the Fund; Messrs. Dickherber and Nicholson, portfolio managers of the Fund, will retain control over critical decisions related to their segment of the SBH business, specifically the decision to limit the assets under management in their small-cap strategy following the Acquisition; the Acquisition will provide SBH with the capital resources of a large, global investment firm, while allowing SBH to retain its client-centric approach; the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees and that SBH’s separate fee waiver agreement with the Advisor would remain in place following the Acquisition.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of the Sub-Advisor to provide investment sub-advisory services to the Fund would be in the best interests of the Fund. The Board did not identify any material factors that would weigh against approval of the New Sub-Advisory Agreement. The Board, and the Independent Trustees separately, then voted unanimously to approve the New Sub-Advisory Agreement, for a period not to exceed two years commencing immediately following the Acquisition.

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

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The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

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Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

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26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

166	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than--a broad market benchmark during periods of market strength and weakness, and if so, by how much.

Industry Terms and Definitions	167

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

168	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the PartnerSelect Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	6	Forward Funds (mutual funds) (3 portfolios); Salient MS Trust (mutual funds) (2 portfolios); Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)
Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	6	Sonen Capital LLC; Global Giving Foundation (impact not-for-profit organization)
Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	6	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management)
Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	General Counsel, ApplePie Capital, Inc. (franchise financing) since 2019; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	6	None
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Trustee and Officer Information	169

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION (Continued)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	6	None
Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee	Open-ended term; Trustee since May 2021	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	6	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

170	Litman Gregory Funds Trust

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice	171

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

PartnerSelect Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund	MAHIX	53700T876	1478

Website:

www.partnerselectfunds.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date: September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date: September 1, 2021

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date: September 1, 2021